UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:          811-04852

Victory Portfolios

 (Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio	44144
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-539-3863

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

June 30, 2022

Annual Report

Victory Integrity Discovery Fund

Victory Integrity Mid-Cap Value Fund

Victory Integrity Small-Cap Value Fund

Victory Integrity Small/Mid-Cap Value Fund

Victory Munder Multi-Cap Fund

Victory S&P 500 Index Fund

Victory Munder Mid-Cap Core Growth Fund

Victory Munder Small Cap Growth Fund

Victory Trivalent International Fund-Core Equity

Victory Trivalent International Small-Cap Fund

Victory INCORE Total Return Bond Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	4
Managers' Commentary / Investment Overview (Unaudited)	6
Investment Objective and Portfolio Holdings (Unaudited)	32
Schedules of Portfolio Investments
Victory Integrity Discovery Fund	43
Victory Integrity Mid-Cap Value Fund	47
Victory Integrity Small-Cap Value Fund	51
Victory Integrity Small/Mid-Cap Value Fund	56
Victory Munder Multi-Cap Fund	60
Victory S&P 500 Index Fund	63
Victory Munder Mid-Cap Core Growth Fund	75
Victory Munder Small Cap Growth Fund	78
Victory Trivalent International Fund — Core Equity	83
Victory Trivalent International Small-Cap Fund	95
Victory INCORE Total Return Bond Fund	106
Financial Statements
Statements of Assets and Liabilities	116
Statements of Operations	120
Statements of Changes in Net Assets	124
Financial Highlights	136
Notes to Financial Statements	158
Report of Independent Registered Public Accounting Firm	178
Supplemental Information (Unaudited)	179
Trustee and Officer Information	179
Proxy Voting and Portfolio Holdings Information	183
Expense Examples	183
Additional Federal Income Tax Information	185
Liquidity Risk Management Program	187
Privacy Policy (inside back cover)

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)
800-235-8396 for Member Class

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected. The U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle and a terrible war is raging in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad-market stock indices have pulled back substantially during the first half of 2022 and even entered "bear market" territory, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors are also dealing with elevated volatility, and wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller-capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too. During much of 2021 we watched crypto assets captivate investors, only to see them fall out of favor as sentiment soured. This year we've seen oil prices surge, which helped fuel gains across the energy landscape while many other sectors lagged. The Energy and Utilities sectors (and yes, Cash) have been the lone bright spots for many investor portfolios. If anything, this underscores the importance of diversification.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, declined by 10.62% for the 12-month period ended June 30, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.53%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.98%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. Remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates until the recent elevated inflation readings decline. Labor shortages, ongoing supply chain issues, high energy prices, and the Russia-Ukraine war are among the performance detractors investors continue to navigate. There's even some chatter about a possible recession.

Although we cannot tell you with any certainty what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class) or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Integrity Discovery Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

It was a tale of two different markets during this reporting period. Emergence of new COVID-19 variants in the second half of 2021 were temporary setbacks for the market recovery. Ultimately, Gross Domestic Product growth completed the transition from recovery to expansion and eventually surpassed its pre-pandemic peak. Equities ended the year near all-time highs. As we turned the calendar to 2022, the markets had no shortage of information to process. Russia invaded Ukraine, the U.S. Federal Reserve started to signal (and ultimately implemented) interest rate increases, mortgage rates rapidly rose, and markets started to price in fears of a recession. The first-half performance for the S&P 500® Index was one of the worst on record. The second quarter performance for the Russell 2000® Value Index was the worst ever. From a market capitalization perspective, small-cap equities underperformed their mid- and large-cap peers.

The top-performing sectors within the Russell Microcap® Value Index (the "Index") were Energy and Utilities, while Consumer Discretionary, Health Care, and Communication Services were the weakest-performing sectors. Micro-cap value stocks outperformed micro-cap growth stocks.

How did Victory Integrity Discovery Fund (the "Fund") perform during the reporting period?

The Fund returned -15.27% (Class A at net asset value) for the fiscal year ended June 30, 2022, outperforming the Index, which returned -20.19% during the period.

What strategies did you employ during the reporting period?

Stock selection in the Health Care sector was the prominent contributor to Fund performance. Stock selection in the Consumer Discretionary and Energy sectors also helped Fund performance. Stock selection in the Financials and Communication Services sectors hurt Fund performance. Sector weights were a positive on Fund performance relative to the Index largely due to our underweight position in the Health Care sector. From a style perspective, the Fund holdings on average had higher beta relative to the Index, and this was a detractor from performance. The Fund holdings on average had a larger market capitalization and lower volatility than the Index, and both were contributors to performance.

The Fund continued to benefit from our return to value positioning in the aftermath of the pandemic as value continued to outperform growth. Now that we are in a rising interest rate environment, we believe that rates will have an impact on the economy. In the last month or so, the Fund began incrementally adding companies with better balance sheets, more stable business models and higher returns on invested capital. Given the many uncertainties in the market, we think it makes sense to continue to move to the more stable, less cyclical side of the benchmark. We realize that a lot of bad news is already priced in. However, we don't necessarily see a "rebound" opportunity in the deeper cyclical names in our benchmarks. Moreover, the Russell indices had their annual rebalance. The Russell Value benchmarks have become less cyclical and more "growth-like." There is a significant style difference post rebalance. The Fund has become less cyclical. However, we are underexposed to growth relative to the rebalanced benchmark. Potentially, these recently added, "growthy" benchmark names could snap back, which would be negative for our relative performance.

Victory Integrity Discovery Fund

Managers' Commentary (continued)

We believe most of the increased growth exposure in the benchmark came from the inclusion of biotechnology stocks as well as unprofitable technology companies. We will explore our growth underweight on a company-by-company basis, looking for opportunities to buy stocks that meet our Right Company, Right Price, Right Time framework. Unprofitable, cash-burning technology and biotechnology companies are unlikely to meet those criteria.

Victory Integrity Discovery Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class R	Class Y	Member Class
INCEPTION DATE	12/26/96		3/31/97		7/29/04	12/26/96	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Microcap® Value Index[1]
One Year	–15.27%	–20.14%	–15.98%	–16.76%	–15.68%	–15.11%	–15.17%	–20.19%
Five Year	4.51%	3.28%	3.65%	3.65%	3.99%	4.75%	NA	6.03%
Ten Year	10.02%	9.37%	9.15%	9.15%	9.55%	10.29%	NA	10.12%
Since Inception	NA	NA	NA	NA	NA	NA	25.98%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Integrity Discovery Fund — Growth of $10,000

1The Russell Microcap® Value Index is a capitalization–weighted index that measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. (The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market.) This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Integrity Mid-Cap Value Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

It was a tale of two different markets during this reporting period. Emergence of new COVID-19 variants in the second half of 2021 were temporary setbacks for the market recovery. Ultimately, Gross Domestic Product growth completed the transition from recovery to expansion and eventually surpassed its pre-pandemic peak. Equities ended the year near all-time highs. As we turned the calendar to 2022, the markets had no shortage of information to process. Russia invaded Ukraine, the U.S. Federal Reserve started to signal (and ultimately implemented) interest rate increases, mortgage rates rapidly rose, and markets started to price in fears of a recession. The first-half performance for the S&P 500® Index was one of the worst on record. The second quarter performance for the Russell 2000® Value Index was the worst ever. From a market capitalization perspective, small-cap equities underperformed their mid- and large-cap peers.

The top-performing sectors within the Russell Midcap® Value Index (the "Index") were Energy, Utilities, and Consumer Staples, while Communication Services, Consumer Discretionary, and Technology were the weakest-performing sectors. Mid-cap value stocks outperformed mid-cap growth stocks.

How did Victory Integrity Mid-Cap Value Fund (the "Fund") perform during the reporting period?

The Fund returned -6.56% (Class A at net asset value) for the fiscal year ended June 30, 2022, outperforming the Index, which returned -10.00% for the period.

What strategies did you employ during the reporting period?

Stock selection in the Financials, Technology, and Materials sectors were the main contributors that resulted in Fund outperformance. Stock selection in the Consumer Discretionary sector hurt Fund performance. Sector weights were neutral. The Fund holdings on average had higher beta and higher volatility relative to the Index, and both were detractors from performance.

The Fund continued to benefit from our return to value positioning in the aftermath of the pandemic as value continued to outperform growth. Now that we are in a rising interest rate environment, we believe that rates will have an impact on the economy. In the last month or so, the Fund began incrementally adding companies with better balance sheets, more stable business models and higher returns on invested capital. Given the many uncertainties in the market, we think it makes sense to continue to move to the more stable, less cyclical side of the benchmark. We realize that a lot of bad news is already priced in. However, we don't necessarily see a "rebound" opportunity in the deeper cyclical names in our benchmarks. Moreover, the Russell indices had their annual rebalance. The Russell Value benchmarks have become less cyclical and more "growth-like." There is a significant style difference post rebalance. The Fund has become less cyclical. However, we are underexposed to growth relative to the rebalanced benchmark. Potentially, these recently added, "growthy" benchmark names could snap back, which would be negative for our relative performance. We believe most of the increased growth exposure in the benchmark came from the inclusion of biotechnology stocks as well as unprofitable technology companies. We will explore our growth underweight on a company-by-company basis, looking for opportunities to buy stocks that meet our Right Company, Right Price, Right Time framework. Unprofitable, cash-burning technology and biotechnology companies are unlikely to meet those criteria.

Victory Integrity Mid-Cap Value Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class R6	Class Y	Member Class
INCEPTION DATE	7/1/11		11/4/19		12/14/15	7/1/11	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Value Index[1]
One Year	–6.56%	–11.94%	–7.26%	–8.15%	–6.21%	–6.35%	–6.46%	–10.00%
Five Year	7.36%	6.10%	NA	NA	7.76%	7.61%	NA	6.27%
Ten Year	10.68%	10.02%	NA	NA	NA	10.97%	NA	10.62%
Since Inception	NA	NA	7.21%	7.21%	9.88%	NA	19.42%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Integrity Mid-Cap Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Integrity Small-Cap Value Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

It was a tale of two different markets during this reporting period. Emergence of new COVID-19 variants in the second half of 2021 were temporary setbacks for the market recovery. Ultimately, Gross Domestic Product growth completed the transition from recovery to expansion and eventually surpassed its pre-pandemic peak. Equities ended the year near all-time highs. As we turned the calendar to 2022, the markets had no shortage of information to process. Russia invaded Ukraine, the U.S. Federal Reserve started to signal (and ultimately implemented) interest rate increases, mortgage rates rapidly rose, and markets started to price in fears of a recession. The first-half performance for the S&P 500® Index was one of the worst on record. The second quarter performance for the Russell 2000® Value Index (the "Index") was the worst ever. From a market capitalization perspective, small-cap equities underperformed their mid- and large-cap peers.

The top-performing sectors within the Index were Energy, Utilities, and Consumer Staples while Communication Services, Health Care, and Consumer Discretionary were the weakest-performing sectors relative to the Index. Small-cap value stocks outperformed small-cap growth stocks.

How did Victory Integrity Small-Cap Value Fund (the "Fund") perform during the reporting period?

The Fund returned -12.13% (Class A at net asset value) for the fiscal year ended June 30, 2022, outperforming the Index, which returned -16.28% for the period.

What strategies did you employ during the reporting period?

Stock selection in the Health Care, Industrials, Communication Services, and Energy sectors were the largest positive contributors to Fund performance, while stock selection in the Consumer Discretionary and Materials sectors were the largest detractors. Sector weights were a positive on the Fund's performance relative to the Index largely due to underweights in the Health Care and Communication Services sectors and our overweight to the Energy sector. From a style perspective, the Fund holdings on average had higher liquidity and higher beta relative to the Index and both were detractors from performance. The Fund holdings on average had lower volatility than the Index, and this was a contributor to performance.

The Fund continued to benefit from our return to value positioning in the aftermath of the pandemic as value continued to outperform growth. Now that we are in a rising interest rate environment, we believe that rates will have an impact on the economy. In the last month or so, the Fund began incrementally adding companies with better balance sheets, more stable business models and higher returns on invested capital. Given the many uncertainties in the market, we think it makes sense to continue to move to the more stable, less cyclical side of the benchmark. We realize that a lot of bad news is already priced in. However, we don't necessarily see a "rebound" opportunity in the deeper cyclical names in our benchmarks. Moreover, the Russell indices had their annual rebalance. The Russell Value benchmarks have become less cyclical and more "growth-like." There is a significant style difference post rebalance. The Fund has become less cyclical. However, we are underexposed to growth relative to the rebalanced benchmark. Potentially, these recently added, "growthy" benchmark names could snap back, which would be negative for our relative performance.

Victory Integrity Small-Cap Value Fund

Managers' Commentary (continued)

We believe most of the increased growth exposure in the benchmark came from the inclusion of biotechnology stocks as well as unprofitable technology companies. We will explore our growth underweight on a company-by-company basis, looking for opportunities to buy stocks that meet our Right Company, Right Price, Right Time framework. Unprofitable, cash-burning technology and biotechnology companies are unlikely to meet those criteria.

Victory Integrity Small-Cap Value Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	3/30/04		7/7/05		7/7/12	6/1/12	7/7/05
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index[1]
One Year	–12.13%	–17.18%	–12.77%	–13.48%	–12.32%	–11.63%	–11.72%	–16.28%
Five Year	4.62%	3.39%	3.86%	3.86%	4.36%	5.19%	5.04%	4.89%
Ten Year	9.06%	8.41%	8.26%	8.26%	8.78%	9.60%	9.44%	9.05%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Integrity Small-Cap Value Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Integrity Small/Mid-Cap Value Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

It was a tale of two different markets during this reporting period. Emergence of new COVID-19 variants in the second half of 2021 were temporary setbacks for the market recovery. Ultimately, Gross Domestic Product growth completed the transition from recovery to expansion and eventually surpassed its pre-pandemic peak. Equities ended the year near all-time highs. As we turned the calendar to 2022, the markets had no shortage of information to process. Russia invaded Ukraine, the U.S. Federal Reserve started to signal (and ultimately implemented) interest rate increases, mortgage rates rapidly rose, and markets started to price in fears of a recession. The first-half performance for the S&P 500® Index was one of the worst on record. The second quarter performance for the Russell 2000® Value Index was the worst ever. From a market capitalization perspective, small-cap equities underperformed their mid- and large-cap peers.

The top-performing sectors within the Russell 2500TM Value Index (the "Index") were Energy, Utilities, and Consumer Staples, while Communication Services, Consumer Discretionary, and Health Care were the weakest-performing sectors relative to the Index. Small/mid-cap value stocks outperformed small/mid-cap growth stocks.

How did Victory Integrity Small/Mid-Cap Value Fund (the "Fund") perform during the reporting period?

The Fund returned -8.64% (Class A at net asset value) for the fiscal year ended June 30, 2022, outperforming the Index, which returned -13.19% for the period.

What strategies did you employ during the reporting period?

Stock selection in the Industrials, Financials, Materials, Communication Services, and Health Care sectors led to Fund outperformance, while security selection in the Consumer Discretionary and Real Estate detracted. Sector weights were a positive due to our overweight in the Energy sector and our underweight in the Health Care sector. The Fund holdings on average had higher beta relative to the Index, and this was a detractor from performance.

The Fund continued to benefit from our return to value positioning in the aftermath of the pandemic as value continued to outperform growth. Now that we are in a rising interest rate environment, we believe that rates will have an impact on the economy. In the last month or so, the Fund began incrementally adding companies with better balance sheets, more stable business models and higher returns on invested capital. Given the many uncertainties in the market, we think it makes sense to continue to move to the more stable, less cyclical side of the benchmark. We realize that a lot of bad news is already priced in. However, we don't necessarily see a "rebound" opportunity in the deeper cyclical names in our benchmarks. Moreover, the Russell indices had their annual rebalance. The Russell Value benchmarks have become less cyclical and more "growth-like." There is a significant style difference post rebalance. The Fund has become less cyclical. However, we are underexposed to growth relative to the rebalanced benchmark. Potentially, these recently added, "growthy" benchmark names could snap back, which would be negative for our relative performance. We believe most of the increased growth exposure in the benchmark came from the inclusion of biotechnology stocks as well as unprofitable technology companies. We will explore our growth underweight on a company-by-company basis, looking for opportunities to buy stocks that meet our Right Company, Right Price, Right Time framework. Unprofitable, cash-burning technology and biotechnology companies are unlikely to meet those criteria.

Victory Integrity Small/Mid-Cap Value Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class R6	Class Y	Member Class
INCEPTION DATE	7/1/11		3/3/15	7/1/11	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2500TM Value Index[1]
One Year	–8.64%	–13.89%	–8.38%	–8.45%	–8.55%	–13.19%
Five Year	7.18%	5.91%	7.50%	7.45%	NA	5.54%
Ten Year	9.62%	8.97%	NA	9.88%	NA	9.54%
Since Inception	NA	NA	6.82%	NA	24.47%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Integrity Small/Mid-Cap Value Fund — Growth of $10,000

1The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies (approximately 2,500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Munder Multi-Cap Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

The Russell 3000® Index (the "Index") declined by approximately 14% over the 12 months ended June 30, 2022. The decline was broad-based across most sectors except Utilities, which increased by 13%, and Energy, which increased 37.8% on strength of rising oil prices from pandemic lows. Value stocks outperformed growth by approximately 12% as investors focused on an economic recovery as well as rising interest rates, which generally negatively impact growth stock valuation metrics. The spread between value and growth was even wider in the small-cap spectrum at approximately 17%. The returns of the small-cap segment of the market lagged the Index by an additional 11%.

More recently, we have seen inflation and interest rate expectations rise significantly in the past year, the result of U.S Federal Reserve commentary and recent inflation data released by the U.S. government. As a result of rising inflation and interest rate expectations, traditional growth sectors (e.g., Consumer Discretionary, Communication Services and Technology) all lagged Index returns.

How did Victory Munder Multi-Cap Fund (the "Fund") perform during the reporting period?

The Fund returned -8.71% (Class A at net asset value) for the fiscal year ended June 30, 2022, outperforming the Index, which returned -13.87% for the period.

What strategies did you employ during the reporting period?

The Fund looks to invest in stocks with market capitalizations of $1 billion and above that we believe are of high quality with the potential for above-average earnings growth as well as earnings momentum.

Using this framework, the Fund generated the strongest relative returns within the Health Care, Technology, and Communication Services sectors.

On an individual security basis, two of the Fund's top-performing stocks for the year were drug/medical supply distributor McKesson Corp. and homebuilding supply retailer/wholesaler Builders FirstSource, Inc. McKesson Corp. benefitted from strong demand for COVID-19-related supplies, including vaccine distribution and storage, as well as demand for its core drug distribution unit. Builders FirstSource, Inc. benefitted from integrating several acquisitions for the past few years along with strong demand for homebuilding supplies and ability to pass on high inflation through price increases.

Two of the Fund's weakest-performing stocks for the year were Trex Co., Inc. ("Trex"), a wood composite decking company and Signature Bank, a regional bank operator. Trex came under pressure this year on concerns over homebuilding deceleration combined with additional manufacturing capacity being added in 2022. We believe concerns are overblown as we believe a majority of sales are via home remodeling projects, not new home construction sales. We continued to hold Trex at June 30, 2022. Signature Bank lagged the portfolio later in the fiscal year on concerns over its crypto deposit and lending segment. We believe the decline is an overreaction to news of general decline in cryptocurrency prices, and we continued to own the security at June 30, 2022.

Victory Munder Multi-Cap Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class Y
INCEPTION DATE	8/19/96		11/3/98		6/1/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Russell 3000® Index[1]	S&P 500® Index[2]
One Year	–8.71%	–13.97%	–9.53%	–10.31%	–8.42%	–13.87%	–10.62%
Five Year	8.64%	7.36%	7.78%	7.78%	9.03%	10.60%	11.31%
Ten Year	10.71%	10.05%	9.83%	9.83%	11.09%	12.57%	12.96%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Munder Multi-Cap Fund — Growth of $10,000

1The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory S&P 500 Index Fund

Managers' Commentary

(Unaudited)

Investment Considerations

Equity Securities ("stocks") are more volatile and carry more risk than other forms of investments in high-grade, fixed-income securities. The net asset value per share of Victory S&P 500 Index Fund (the "Fund") will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency, or restrict the delivery of securities.

Commentary

The Fund seeks to provide performance and income that is comparable to the performance of the S&P 500® Index (the "Index") before fees and expenses.

The Fund returned -11.11% (Class A at net asset value) for the fiscal year ended June 30, 2022, underperforming the Index, which returned -10.62%. The difference in performance of the Fund and the Index was primarily due to the Fund's fees and expenses. The Index is not an investable product; therefore, fees and expenses do not apply.

During the reporting period, the Fund saw positive contributions from the Energy, Health Care and Utilities sectors. The Consumer Discretionary, Communication Services, and Financials sectors were negative contributors to overall performance.

Victory S&P 500 Index Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class R	Class Y
INCEPTION DATE	12/9/92		7/29/04	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	S&P 500® Index[1]
One Year	–11.11%	–13.10%	–11.46%	–11.06%	–10.62%
Five Year	10.70%	10.19%	10.26%	10.83%	11.31%
Ten Year	12.29%	12.04%	11.85%	12.45%	12.96%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory S&P 500 Index Fund — Growth of $10,000

1The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Munder Mid-Cap Core Growth Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

The Russell Midcap® Index (the "Index") declined over 17% over the 12 months ended June 30, 2022. The decline was broad-based across most sectors except Utilities, which increased by 10% and Energy, which increased 39% on the strength of rising oil prices from pandemic lows. Value stocks outperformed growth stocks as investors focused on an economic recovery as well as rising interest rates, which generally negatively impact growth stock valuation metrics. The returns of the small-cap segment of the market lagged the Index during this environment where investors seek to reduce their exposure to risk.

More recently, we have seen inflation and interest rate expectations rise significantly in the past year, the result of U.S Federal Reserve commentary and recent inflation data released by the U.S. government. As a result of rising inflation and interest rate expectations, traditional growth sectors (e.g., Consumer Discretionary, Communication Services, and Technology) all lagged Index returns.

How did Victory Munder Mid-Cap Core Growth Fund (the "Fund") perform during the reporting period?

The Fund returned -16.84% (Class A at net asset value) for the fiscal year ended June 30, 2022, outperforming the Index, which returned -17.30% for the period.

What strategies did you employ during the reporting period?

The Fund looks to invest in stocks with market capitalizations within the range of the Index that we believe are of high quality with the potential for above-average earnings growth as well as earnings momentum.

Using this framework, the Fund generated the strongest relative returns within the Communication Services, Information Technology, and Consumer Discretionary sectors. These were the weakest-performing sectors within the Index, and our focus on quality and reasonable valuations helped us within these sectors.

On an individual security basis, two of the Fund's top-performing stock for the year were Cheniere Energy, Inc. ("Cheniere") and Autozone, Inc. Cheniere performed well, as there has been a resurgence in liquefied natural gas (LNG) projects. Autozone, Inc. posted positive earnings surprises in each of the last four quarters, as the auto parts industry typically has performed well in periods of consumer weakness.

Two of the Fund's weakest-performing stocks for the year were Trex Co., Inc. ("Trex"), a wood composite decking company and CRISPR Therapeutics AG ("CRISPR"), a biotech company. Trex came under pressure this year on concerns over homebuilding deceleration combined with additional manufacturing capacity being added in 2022. We believe concerns are overblown as we believe a majority of sales are via home remodeling projects, not new home construction sales. We continued to hold Trex at June 30, 2022. CRISPR underperformed, as did many biotech stocks in this risk-off environment. We have sold this stock.

Victory Munder Mid-Cap Core Growth Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	6/30/00		7/14/00		7/29/04	6/1/12	6/24/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Index[1]	Russell Midcap® Growth Index[2]
One Year	–16.84%	–21.62%	–17.53%	–17.73%	–17.10%	–16.53%	–16.64%	–17.30%	–29.57%
Five Year	6.79%	5.53%	6.00%	6.00%	6.49%	7.24%	7.09%	7.96%	8.88%
Ten Year	9.42%	8.77%	8.63%	8.63%	9.12%	9.89%	9.71%	11.29%	11.50%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Munder Mid-Cap Core Growth Fund — Growth of $10,000

1The Russell Midcap® Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell Midcap® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Munder Small Cap Growth Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

All major equity indexes were down double digits for the 12 months ended June 30, 2022. After a strong post-COVID-19 rally in the proceeding twelve months, investors have a new set of worries. Supply chains have yet to be restored to normal while the world faces multiple simultaneous crises. The Russian invasion of Ukraine complicates the global situation, and we see increasing concerns about food and energy security. Europe faces the prospects of gas rationing this winter, which could force their economy into a deeper recession. The combination of stubbornly high inflation, war in Ukraine, and growth concerns puts the U.S. Federal Reserve (the "Fed") in a tricky situation. Financial conditions tightened considerably in recent months with thirty-year fixed mortgage rates soaring to over 6%, which we expect will slow housing activity. Consumer confidence has declined, and recession fears have grown. These effects impact the economy with a lag, so they mitigate the need for the Fed to tighten much further. The biggest risk we see is that the Fed overtightens and slows the economy too much.

How did Victory Munder Small Cap Growth Fund (the "Fund") perform during the reporting period?

The Fund returned -33.53% (Class A at net asset value) for the fiscal year ended June 30, 2022, narrowly underperforming the Russell 2000® Growth Index, which returned -33.43% for the period.

What strategies did you employ during the reporting period?

The Fund looks to invest in small-cap stocks that have superior growth prospects, strong profitability, sustainable competitive advantages, and reasonable valuations.

Using this framework, the Fund generated the strongest contributions within the Financials, Energy, and Consumer Staples sectors, while Health Care lagged. In the Financials sector, the Fund's overweight in bank stocks contributed, with Coastal Financial Corp. being our top performer. In the Energy sector, Magnolia Oil & Gas Corp. was our top performer. In the Consumer Staples sector, all of our holdings were strong, led by Sovos Brands, Inc. and Albertsons Cos., Inc. The Technology sector had some notable contributors, such as ON Semiconductor Corp., Cloudflare, Inc., Datto Holding Corp., and Napco Security Technologies, Inc., but also a notable detractor in Avaya Holdings Corp. Within the Health Care sector, the Fund's biotech holdings were weak, lead down by LianBio ADR, Natera, Inc., and NanoString Technologies, Inc.

Victory Munder Small Cap Growth Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class I	Class Y
INCEPTION DATE	4/30/15		4/30/15	4/30/15
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	–33.53%	–37.34%	–33.41%	–33.46%	–33.43%
Five Year	10.14%	8.84%	10.39%	10.21%	4.80%
Since Inception	8.59%	7.70%	8.86%	8.70%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Munder Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Trivalent International Fund — Core Equity

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

International equities retreated on concerns of surging inflation, Russia's full-scale invasion of Ukraine, and ongoing supply chain disruptions from the pandemic. For the fiscal year ended June 30, 2022, the MSCI ACWI ex USA Index (the "Index") fell 19.42%. There was wide dispersion among country returns in the Index, with emerging markets trailing their developed markets peers. Russia was cut from MSCI indices following the invasion of Ukraine and was the worst-performing country prior to its removal. China dropped 31.8% as investors remain concerned over regulatory crackdowns and real estate debt levels. Within developed markets, Germany was down 31.2% on growing recession fears in the event Russia cuts off energy supplies to Europe. Japan, the largest-weighted country in the Index, fell 19.9% as the yen, traditionally considered a safe-haven currency, depreciated 18.3% relative to the U.S. dollar on expectations of monetary policy divergence between the Bank of Japan and the U.S. Federal Reserve. On the upside, Saudi Arabia gained 10.3% and was supported by strength in the Energy sector.

All but one of the 11 sectors were down during the period as long-duration growth stocks were hit the hardest on demand concerns and the impact of higher rates on valuations. The Information Technology and Consumer Discretionary sectors sold off 31.5% and 31.3%, respectively. The Communication Services sector fell 26.6% and was driven down by weakness among interactive media and entertainment stocks. On the other end of the spectrum, Energy stocks advanced 8.1% as Brent crude oil prices jumped 52.8% and topped $100 per barrel for the first time since 2014 as the Russia/Ukraine conflict has caused major supply disruptions.

How did the Victory Trivalent International Fund — Core Equity (the "Fund") perform during the reporting period?

The Fund returned -19.33% (Class A at net asset value) for the fiscal year ended June 30, 2022, outperforming the Index, which returned -19.42% for the period.

What strategies did you employ during the reporting period?

Overall security selection was positive as excess returns were generated in four of six geographic regions and eight of the eleven economic sectors. From a style perspective, the Fund's overall exposure to value, business momentum and quality factors contributed to relative performance. While quality was a detractor from performance, value worked well, and business momentum was neutral. At the sector level, notable outperformance was generated in the Information Technology, Consumer Discretionary, and Industrials sectors. LG Innotek Co. Ltd., a Korean supplier to Apple, rose on upbeat guidance for smartphone camera modules and optimism for the use of its optical products in virtual/augmented reality applications. Within Consumer Discretionary, Chinese auto and battery manufacturer BYD Co. Ltd. gained as the outlook for its battery production and electric vehicle sales rose ahead of expectations. In Industrials, Japanese ocean shipping company Nippon Yusen Kabushiki Kaisha rose on an improved profit outlook with higher container and bulk shipping rates.

On the downside, security selection was weakest in the Financials sector, with the largest impact coming from banks. Raiffeisen Bank International AG in Austria dropped on concerns sanctions imposed on Russia will have a material impact on earnings with Russia and

Victory Trivalent International Fund — Core Equity

Managers' Commentary (continued)

Ukraine accounting for nearly 25% of company revenues. Sberbank of Russia PJSC plunged as major indexes and foreign investors demoted Russian securities to uninvestable status following the invasion of Ukraine. Relative performance also lagged in the Consumer Staples sector. Brazilian food retailer Sendas Distribuidora SA fell after announcing the acquisition of 71 stores. The debt-financed deal worried some investors as interest costs are expected to rise in 2022.

Victory Trivalent International Fund — Core Equity

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/16/07		8/16/07		8/16/07	3/3/15	8/16/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI ACWI ex USA Index[1]
One Year	–19.33%	–23.98%	–19.77%	–20.55%	–19.03%	–18.93%	–19.04%	–19.42%
Five Year	1.18%	–0.01%	0.45%	0.45%	1.56%	1.60%	1.46%	2.50%
Ten Year	5.14%	4.52%	4.36%	4.36%	5.60%	NA	5.40%	4.83%
Since Inception	NA	NA	NA	NA	NA	2.29%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Trivalent International Fund-Core Equity — Growth of $10,000

1The MSCI ACWI ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices, comprising 22 developed and 24 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Trivalent International Small-Cap Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

International small-cap equities retreated on concerns of surging inflation, Russia's full-scale invasion of Ukraine, and ongoing supply chain disruptions from the pandemic. For the fiscal year ended June 30, 2022, the S&P® Developed Ex-U.S. SmallCap Index (the "Index") fell 25.26%. Almost all countries in the Index ended in negative territory as a strong U.S. dollar further weakened local returns across global markets. Within Europe, non-NATO countries Sweden and Finland fell 40.9% and 38.8%, respectively. While both countries are applying for NATO membership, Russia's war against Ukraine is weighing on sentiment and has pushed inflation to its highest rate in more than three decades. Japan, the largest weighted country in the Index, fell 21.9% as the Japanese yen, traditionally considered a safe-haven currency, depreciated 18.3% relative to the U.S. dollar on expectations of monetary policy divergence between the Bank of Japan and the U.S. Federal Reserve. On the upside, Portugal advanced 9% as the government pledged to reduce debt levels amid rising borrowing costs.

All 11 sectors were down during the period as long-duration growth stocks were hit the hardest on demand concerns and the impact of higher rates on valuations. The Health Care, Consumer Discretionary, and Information Technology sectors sold off 38.6%, 34.2%, and 33.3%, respectively. The Materials sector fell 22.8% and was driven down by declining metals prices. The more defensive Utilities sector, down 1.7%, outperformed the broader Index, and was supported by relative strength in renewables stocks.

How did the Victory Trivalent International Small-Cap Fund (the "Fund") perform during the reporting period?

The Fund returned -25.22% (Class A at net asset value) for the fiscal year ended June 30, 2022, outperforming the Index, which returned -25.26% for the period.

What strategies did you employ during the reporting period?

Overall security selection was modestly positive and accounted for the Fund's relative outperformance. Excess returns were generated in four of five geographic regions and five of the 11 economic sectors. From a style perspective, the Fund's overall exposure to value, business momentum and quality factors contributed to relative performance. While quality was a detractor from performance, value and business momentum factors worked well. At the sector level, notable relative outperformance was generated in Information Technology, Health Care, and Industrials. A position in ASM International NV boosted performance within the Information Technology sector. The Dutch semiconductor company rose on increased revenue guidance and bullish industry commentary from market leaders TSMC and Intel Corp. Within the Health Care sector, Swiss pharmacy operator Galenica AG rose on strong sales growth in its online channel and solid demand for specialty pharmaceutical products. Industrial holding Rheinmetall was the top contributor over the one-year period. The German defense contractor gained as the Russia-Ukraine war has led to proposals for significant increases in defense spending.

On the downside, security selection was weakest in the Materials sector, with the largest impact coming from Soulbrain Co. Ltd. The Korean chemical company dropped as earnings results fell short of expectations due to higher raw material costs. Performance was also

Victory Trivalent International Small-Cap Fund

Managers' Commentary (continued)

weak in the Consumer Discretionary sector, as acquisitions weighed on sentiment for two holdings. French auto parts manufacturer Faurecia SE declined after acquiring German peer Hella. While the acquisition is expected to be highly earnings-accretive, the current industry environment remains challenging due to supply chain constraints made worse by the conflict in Ukraine. United Kingdom online gaming company 888 Holdings PLC declined on pressure from an expected equity raise in early 2022 to fund the acquisition of William Hill's non-U.S. assets.

Victory Trivalent International Small-Cap Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/17/07		8/17/07		8/17/07	6/1/12	8/17/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P Developed Ex-U.S. SmallCap Index[1]
One Year	–25.22%	–29.52%	–25.84%	–26.53%	–24.96%	–25.06%	–25.07%	–25.26%
Five Year	2.22%	1.01%	1.44%	1.44%	2.64%	2.51%	2.48%	1.39%
Ten Year	7.97%	7.33%	7.16%	7.16%	8.41%	8.28%	8.25%	6.44%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Trivalent International Small-Cap Fund — Growth of $10,000

1The S&P Developed Ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country, other than the United States, represented in the S&P Developed Broad Market Index (BMI). The S&P Developed BMI includes all listed shares of companies from 25 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory INCORE Total Return Bond Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

Rising and persistent inflation, driven by supply chain disruptions, labor scarcity, inefficient regulatory policy, and war in Ukraine continued to push financial markets further into negative return territory as the U.S. Federal Reserve (the "Fed") belatedly pivoted to fighting inflation in the second quarter. U.S. interest rates increased by 60 — 80 basis points (a basis point is 1/100th of a percentage point) across the yield curve, while corporate bond spreads moved wider by 40 basis points and high yield bonds moved wider by 240 basis points on fears of a Fed-induced recession. The U.S. Dollar Index strengthened by nearly 7% during the second quarter.

For the one-year period, U.S. interest rates increased by 270 basis points in the short end of the yield curve and 100 — 150 basis points in the long end. Corporate bond spreads moved wider by 75 basis points and high yield bonds moved wider by 300 basis points. Investment-grade convertible bonds returned -9.74%, while the U.S. Dollar Index strengthened nearly 14% over the past year.

How did Victory INCORE Total Return Bond Fund (the "Fund") perform during the reporting period?

The Fund returned -10.48% (Class A at net asset value) for the fiscal year ended June 30, 2022, underperforming its benchmark, the Bloomberg US Aggregate Bond Index, which returned -10.29% for the period.

What strategies did you employ during the reporting period?

The strategy's shorter relative duration position, as well as long U.S. dollar versus other developed market currencies contributed positively to relative performance, while an overweight to convertible bonds, high yield bonds, and investment-grade corporate bonds detracted from relative performance.

In addition, the Fund's small allocation to derivatives during the period did not have a material impact on performance.

Victory INCORE Total Return Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class R6	Class Y
INCEPTION DATE	12/9/92		3/25/96		3/3/15	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg US Aggregate Bond Index[1]
One Year	–10.48%	–12.52%	–11.23%	–12.10%	–10.30%	–10.32%	–10.29%
Five Year	0.60%	0.15%	–0.13%	–0.13%	0.89%	0.87%	0.88%
Ten Year	1.52%	1.29%	0.76%	0.76%	NA	1.77%	1.54%
Since Inception	NA	NA	NA	NA	1.10%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Total Return Bond Fund — Growth of $10,000

1The Bloomberg US Aggregate Bond Index covers the U.S. investment-grade-rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios Victory Integrity Discovery Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide capital appreciation.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

AngioDynamics, Inc.	1.3%
First Mid Bancshares, Inc.	1.1%
Univest Financial Corp.	1.1%
Origin Bancorp, Inc.	1.1%
Digi International, Inc.	1.1%
Harmonic, Inc.	1.1%
First Foundation, Inc.	1.1%
EZCORP, Inc., Class A	1.1%
Premier Financial Corp.	1.1%
Kimball Electronics, Inc.	1.1%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide capital appreciation.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Realty Income Corp.	1.5%
Arthur J. Gallagher & Co.	1.4%
Welltower, Inc.	1.4%
Motorola Solutions, Inc.	1.4%
Fifth Third Bancorp	1.3%
Republic Services, Inc.	1.3%
M&T Bank Corp.	1.3%
Essex Property Trust, Inc.	1.2%
Vistra Corp.	1.2%
Xcel Energy, Inc.	1.1%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Integrity Small-Cap Value Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

SouthState Corp.	1.4%
Black Hills Corp.	1.3%
United Community Banks, Inc.	1.2%
ONE Gas, Inc.	1.2%
FTI Consulting, Inc.	1.1%
ABM Industries, Inc.	1.1%
Belden, Inc.	1.0%
Ameris Bancorp	1.0%
Visteon Corp.	1.0%
Synovus Financial Corp.	1.0%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide capital appreciation.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

FTI Consulting, Inc.	1.2%
SouthState Corp.	1.2%
Perrigo Co. PLC	1.2%
Gaming and Leisure Properties, Inc.	1.1%
Apartment Income REIT Corp.	1.1%
Synovus Financial Corp.	1.1%
Prosperity Bancshares, Inc.	1.1%
Curtiss-Wright Corp.	1.1%
Wintrust Financial Corp.	1.1%
Organon & Co.	1.0%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Munder Multi-Cap Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Apple, Inc.	6.1%
Microsoft Corp.	5.1%
Alphabet, Inc., Class A	4.6%
UnitedHealth Group, Inc.	2.2%
Chevron Corp.	2.1%
iShares Russell 3000 ETF	2.0%
NVIDIA Corp.	2.0%
Broadcom, Inc.	1.9%
McKesson Corp.	1.8%
Chubb Ltd.	1.7%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory S&P 500 Index Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide performance and income that is comparable to the S&P 500® Index.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Apple, Inc.	6.5%
Microsoft Corp.	6.0%
Amazon.com, Inc.	2.9%
Alphabet, Inc., Class A	2.0%
Alphabet, Inc., Class C	1.9%
Tesla, Inc.	1.8%
Berkshire Hathaway, Inc., Class B	1.5%
UnitedHealth Group, Inc.	1.5%
Johnson & Johnson	1.5%
NVIDIA Corp.	1.2%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Cheniere Energy, Inc.	2.3%
SPDR S&P MidCap 400 ETF	2.2%
W.R. Berkley Corp.	2.1%
Brown & Brown, Inc.	2.1%
Atmos Energy Corp.	2.1%
Synopsys, Inc.	2.1%
AutoZone, Inc.	2.0%
Sempra Energy	1.9%
Avery Dennison Corp.	1.9%
CDW Corp.	1.8%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Munder Small Cap Growth Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Magnolia Oil & Gas Corp., Class A	2.3%
Napco Security Technologies, Inc.	2.1%
Talos Energy, Inc.	2.0%
Coastal Financial Corp.	1.9%
WNS Holdings Ltd.	1.9%
Elastic NV	1.8%
Performance Food Group Co.	1.8%
Chart Industries, Inc.	1.7%
Sovos Brands, Inc.	1.7%
Silvercrest Asset Management Group, Inc., Class A	1.7%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Trivalent International Fund-Core Equity	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term growth of capital.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	1.6%
Roche Holding AG	1.4%
Nestle SA, Registered Shares	1.4%
LVMH Moet Hennessy Louis Vuitton SE	1.4%
Novo Nordisk A/S, Class B	1.4%
Tencent Holdings Ltd.	1.3%
iShares Core MSCI EAFE ETF	1.2%
Novartis AG, Registered Shares	1.1%
Sony Group Corp.	1.1%
AstraZeneca PLC	1.1%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Trivalent International Small-Cap Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term growth of capital.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Rheinmetall AG	1.2%
ARC Resources Ltd.	1.1%
Allkem, Ltd.	0.9%
Internet Initiative Japan, Inc.	0.9%
Eiffage SA	0.9%
Shinko Electric Industries Co. Ltd.	0.8%
BRP, Inc.	0.8%
Bank of Ireland Group PLC	0.8%
Bankinter SA	0.8%
PSP Swiss Property AG, Registered Shares	0.8%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory INCORE Total Return Bond Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income. Its secondary objective is capital appreciation.

Asset Allocation*:

June 30, 2022

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.4%)
Banks (21.4%):
Business First Bancshares, Inc.	24,800	$528
Central Pacific Financial Corp.	16,900	363
Civista Bancshares, Inc.	21,700	461
ConnectOne Bancorp, Inc.	27,300	667
Dime Community Bancshares, Inc.	18,400	546
Financial Institutions, Inc.	19,500	507
First Foundation, Inc.	33,600	688
First Internet Bancorp	16,200	596
First Mid Bancshares, Inc.	19,900	710
German American Bancorp, Inc.	18,000	615
HarborOne Bancorp, Inc.	43,000	593
Heritage Commerce Corp.	62,300	666
Heritage Financial Corp.	7,900	199
Hometrust Bancshares, Inc.	19,300	483
Independent Bank Corp.	28,850	556
Mercantile Bank Corp.	17,700	566
Origin Bancorp, Inc.	18,035	700
Peoples Bancorp, Inc.	23,700	630
Primis Financial Corp.	41,500	566
QCR Holdings, Inc.	12,500	675
SmartFinancial, Inc.	19,000	459
The First Bancshares, Inc.	21,000	601
Third Coast Bancshares, Inc. (a)	10,200	223
Univest Financial Corp.	27,581	702
Washington Trust Bancorp, Inc.	12,205	590
		13,890
Capital Markets (1.9%):
Cowen, Inc., Class A	28,500	675
Diamond Hill Investment Group, Inc.	3,300	573
		1,248
Communication Services (2.8%):
Clear Channel Outdoor Holdings, Inc. (a)	338,813	362
Emerald Holding, Inc. (a) (b)	94,000	383
The EW Scripps Co., Class A (a)	32,900	410
The Marcus Corp. (a) (b)	45,620	674
		1,829
Consumer Discretionary (11.2%):
Chico's FAS, Inc. (a)	109,000	542
Chuy's Holdings, Inc. (a)	20,600	410
Designer Brands, Inc., Class A	28,000	366
Express, Inc. (a)	147,000	288
Funko, Inc., Class A (a)	27,200	607
Genesco, Inc. (a) (b)	11,665	582
Inspired Entertainment, Inc. (a)	36,550	315
Lindblad Expeditions Holdings, Inc. (a) (b)	39,890	323
Malibu Boats, Inc., Class A (a)	6,500	343

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Modine Manufacturing Co. (a)	57,000	$600
Motorcar Parts of America, Inc. (a)	36,400	478
OneWater Marine, Inc. (a)	9,420	311
Potbelly Corp. (a)	59,300	335
Red Robin Gourmet Burgers, Inc. (a) (b)	39,000	313
Ruth's Hospitality Group, Inc.	29,900	486
The Children's Place, Inc. (a)	7,650	298
Universal Electronics, Inc. (a)	12,300	315
Zumiez, Inc. (a)	14,850	386
		7,298
Consumer Finance (1.1%):
EZCORP, Inc., Class A (a)	91,200	685
Energy (4.2%):
Berry Corp.	68,900	525
International Seaways, Inc.	23,556	499
ProPetro Holding Corp. (a)	34,400	344
Solaris Oilfield Infrastructure, Inc., Class A	44,500	484
Talos Energy, Inc. (a)	33,515	519
Tidewater, Inc. (a)	16,200	342
		2,713
Health Care (9.5%):
AngioDynamics, Inc. (a)	43,608	844
Brookdale Senior Living, Inc. (a)	97,400	442
Collegium Pharmaceutical, Inc. (a)	33,000	585
Community Health Systems, Inc. (a)	59,600	223
Cross Country Healthcare, Inc. (a)	20,200	421
Hanger, Inc. (a)	37,400	535
HealthStream, Inc. (a)	27,900	606
Natus Medical, Inc. (a)	17,000	557
Orthofix Medical, Inc. (a) (b)	26,621	627
RadNet, Inc. (a)	33,000	570
Vanda Pharmaceuticals, Inc. (a)	37,300	407
Zimvie, Inc. (a)	22,250	356
		6,173
Industrials (16.5%):
CIRCOR International, Inc. (a) (b)	24,960	409
Columbus McKinnon Corp.	19,500	553
Covenant Logistics Group, Inc., Class A	23,700	595
CRA International, Inc.	5,400	482
Ducommun, Inc. (a)	13,630	587
DXP Enterprises, Inc. (a)	19,750	605
Eagle Bulk Shipping, Inc. (b)	8,525	442
Great Lakes Dredge & Dock Corp. (a)	51,000	669
Hawaiian Holdings, Inc. (a)	22,100	316
Heritage-Crystal Clean, Inc. (a)	21,350	576
Interface, Inc.	44,800	562
Kelly Services, Inc., Class A	33,000	654
Kimball International, Inc., Class B	61,345	470

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Matrix Service Co. (a)	38,000	$192
NN, Inc. (a) (b)	93,000	235
Park Aerospace Corp.	38,800	495
Park-Ohio Holdings Corp.	18,800	298
SP Plus Corp. (a)	18,750	576
Titan Machinery, Inc. (a)	26,600	596
Triumph Group, Inc. (a)	29,175	388
VSE Corp.	12,950	487
Willdan Group, Inc. (a)	19,859	548
		10,735
Information Technology (12.1%):
American Software, Inc., Class A	25,800	417
Benchmark Electronics, Inc.	19,095	431
Comtech Telecommunications Corp.	30,500	277
CTS Corp.	9,900	337
Digi International, Inc. (a)	28,750	696
EMCORE Corp. (a)	73,000	224
Extreme Networks, Inc. (a)	45,300	404
Harmonic, Inc. (a)	79,565	690
I3 Verticals, Inc., Class A (a)	16,450	412
Ichor Holdings Ltd. (a)	18,400	478
Impinj, Inc. (a)	7,550	443
Kimball Electronics, Inc. (a)	34,000	683
Lantronix, Inc. (a) (b)	79,600	428
PDF Solutions, Inc. (a)	25,550	550
ScanSource, Inc. (a)	14,900	464
Veeco Instruments, Inc. (a)	21,550	418
Vishay Precision Group, Inc. (a)	16,730	487
		7,839
Insurance (1.1%):
HCI Group, Inc. (b)	7,500	508
Heritage Insurance Holdings, Inc.	69,000	182
		690
Materials (5.0%):
AdvanSix, Inc.	16,800	562
Clearwater Paper Corp. (a)	17,200	579
Haynes International, Inc.	15,950	523
Koppers Holdings, Inc.	22,545	510
Schnitzer Steel Industries, Inc.	15,450	507
SunCoke Energy, Inc.	84,000	572
		3,253
Mortgage Real Estate Investment Trusts (1.8%):
Ares Commercial Real Estate Corp.	28,500	349
Dynex Capital, Inc.	41,900	667
Western Asset Mortgage Capital Corp.	144,000	174
		1,190

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (5.4%):
CatchMark Timber Trust, Inc., Class A	30,000	$302
City Office REIT, Inc.	48,000	622
Global Medical REIT, Inc.	46,800	525
NETSTREIT Corp. (b)	30,100	568
NexPoint Residential Trust, Inc.	5,650	353
Plymouth Industrial REIT, Inc.	27,900	489
Urstadt Biddle Properties, Inc., Class A	38,200	619
		3,478
Thrifts & Mortgage Finance (3.4%):
Bridgewater Bancshares, Inc. (a)	36,500	589
HomeStreet, Inc.	15,500	537
Premier Financial Corp.	27,000	685
Southern Missouri Bancorp, Inc.	9,050	410
		2,221
Total Common Stocks (Cost $60,402)		63,242
Collateral for Securities Loaned (4.0%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (c)	81,399	81
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (c)	40,622	41
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (c)	506,643	507
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (c)	323,910	324
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (c)	216,011	216
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (c)	1,456,363	1,456
Total Collateral for Securities Loaned (Cost $2,625)		2,625
Total Investments (Cost $63,027) — 101.4%		65,867
Liabilities in excess of other assets — (1.4)%		(933)
NET ASSETS — 100.00%		$64,934

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2022.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.6%)
Communication Services (3.0%):
Liberty Media Corp.-Liberty Formula One, Class C (a)	31,980	$2,030
Lions Gate Entertainment Corp., Class B (a)	160,600	1,418
Nexstar Media Group, Inc., Class A	17,538	2,856
Paramount Global, Class B	76,000	1,876
		8,180
Consumer Discretionary (9.6%):
Advance Auto Parts, Inc.	11,180	1,935
Aptiv PLC (a)	20,300	1,808
Aramark	65,197	1,997
Brunswick Corp.	24,200	1,582
Caesars Entertainment, Inc. (a)	35,282	1,351
Dollar Tree, Inc. (a)	15,000	2,338
Hilton Worldwide Holdings, Inc.	14,300	1,594
Newell Brands, Inc.	93,302	1,776
Norwegian Cruise Line Holdings Ltd. (a) (b)	106,796	1,188
Ralph Lauren Corp.	22,700	2,035
Ross Stores, Inc.	18,648	1,310
Tapestry, Inc.	67,924	2,073
Travel + Leisure Co.	44,000	1,708
Victoria's Secret & Co. (a)	42,967	1,202
Yum! Brands, Inc.	23,700	2,690
		26,587
Consumer Staples (5.4%):
Archer-Daniels-Midland Co.	34,000	2,638
BJ's Wholesale Club Holdings, Inc. (a)	38,459	2,397
Coty, Inc., Class A (a)	278,707	2,232
Molson Coors Beverage Co., Class B	50,500	2,753
Performance Food Group Co. (a)	42,800	1,968
Tyson Foods, Inc., Class A	34,127	2,937
		14,925
Energy (5.0%):
APA Corp.	57,108	1,993
Devon Energy Corp.	50,368	2,776
Diamondback Energy, Inc.	17,342	2,101
Halliburton Co.	82,778	2,596
Hess Corp.	19,229	2,037
Phillips 66	28,928	2,372
		13,875
Financials (16.4%):
American Financial Group, Inc.	21,458	2,979
Arthur J. Gallagher & Co.	24,000	3,913
Artisan Partners Asset Management, Inc., Class A	59,200	2,106
Assurant, Inc.	14,071	2,432
Cincinnati Financial Corp.	20,900	2,487
Fifth Third Bancorp	106,258	3,570

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Huntington Bancshares, Inc.	240,825	$2,897
Invesco Ltd.	70,000	1,129
LPL Financial Holdings, Inc.	13,900	2,565
M&T Bank Corp.	21,953	3,499
Northern Trust Corp.	29,260	2,823
Regions Financial Corp.	130,028	2,438
Reinsurance Group of America, Inc.	23,439	2,749
State Street Corp.	38,250	2,358
The Hartford Financial Services Group Inc.	38,900	2,545
Unum Group	66,200	2,252
Western Alliance Bancorp	35,241	2,488
		45,230
Health Care (8.5%):
Centene Corp. (a)	25,584	2,165
Elanco Animal Health, Inc. (a)	105,268	2,066
Encompass Health Corp.	41,183	2,308
Jazz Pharmaceuticals PLC (a)	16,111	2,514
Laboratory Corp. of America Holdings	8,870	2,079
McKesson Corp.	6,509	2,123
Organon & Co.	66,500	2,244
Perrigo Co. PLC	55,188	2,239
STERIS PLC	10,611	2,187
Tenet Healthcare Corp. (a)	31,032	1,631
Zimmer Biomet Holdings, Inc.	18,300	1,923
		23,479
Industrials (16.5%):
AGCO Corp.	17,500	1,727
Booz Allen Hamilton Holding Corp.	27,900	2,521
BWX Technologies, Inc.	49,312	2,717
Carlisle Cos., Inc.	9,500	2,267
Crane Holdings Co.	25,500	2,233
Cummins, Inc.	9,908	1,917
Curtiss-Wright Corp.	17,348	2,291
Delta Air Lines, Inc. (a)	80,550	2,334
Dover Corp.	20,302	2,463
Hertz Global Holdings, Inc. (a) (b)	108,982	1,726
Howmet Aerospace, Inc.	81,953	2,577
ITT, Inc.	32,000	2,152
Nordson Corp.	6,841	1,385
Old Dominion Freight Line, Inc.	10,317	2,644
Oshkosh Corp.	22,449	1,844
Parker-Hannifin Corp.	12,133	2,985
Regal Rexnord Corp.	16,050	1,822
Republic Services, Inc.	26,988	3,532
WESCO International, Inc. (a)	17,711	1,897
Westinghouse Air Brake Technologies Corp.	28,750	2,360
		45,394

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (10.3%):
Ciena Corp. (a)	45,900	$2,098
DXC Technology Co. (a)	82,861	2,511
Flex Ltd. (a)	140,900	2,039
Global Payments, Inc.	25,285	2,797
Jabil, Inc.	42,586	2,181
Juniper Networks, Inc.	78,167	2,228
MKS Instruments, Inc.	21,190	2,175
Motorola Solutions, Inc.	17,951	3,762
ON Semiconductor Corp. (a)	38,200	1,922
Teledyne Technologies, Inc. (a)	7,068	2,651
Verint Systems, Inc. (a)	34,000	1,440
Western Digital Corp. (a)	55,500	2,488
		28,292
Materials (6.7%):
Ashland Global Holdings, Inc.	19,889	2,050
Avery Dennison Corp.	12,960	2,098
Berry Global Group, Inc. (a)	38,418	2,099
Corteva, Inc.	40,602	2,198
DuPont de Nemours, Inc.	37,359	2,076
Olin Corp.	43,500	2,013
Packaging Corp. of America	15,227	2,094
Reliance Steel & Aluminum Co.	10,457	1,776
Westlake Corp.	21,806	2,138
		18,542
Real Estate (9.2%):
Apartment Income REIT Corp.	70,500	2,933
Duke Realty Corp.	39,000	2,143
Essex Property Trust, Inc.	12,475	3,262
Federal Realty Investment Trust	20,800	1,991
Host Hotels & Resorts, Inc.	159,903	2,507
Realty Income Corp.	62,900	4,294
VICI Properties, Inc.	103,783	3,092
Welltower, Inc.	46,000	3,788
Weyerhaeuser Co.	44,000	1,457
		25,467
Utilities (8.0%):
CenterPoint Energy, Inc.	102,000	3,017
Constellation Energy Corp.	40,275	2,306
DTE Energy Co.	20,591	2,610
Evergy, Inc.	40,605	2,650
PPL Corp.	84,000	2,279
UGI Corp.	71,501	2,761
Vistra Corp.	139,476	3,187
Xcel Energy, Inc.	44,000	3,113
		21,923
Total Common Stocks (Cost $259,762)		271,894

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (1.1%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (c)	97,705	$98
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (c)	48,760	49
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (c)	608,132	608
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (c)	388,795	389
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (c)	259,282	259
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (c)	1,748,098	1,748
Total Collateral for Securities Loaned (Cost $3,151)		3,151
Total Investments (Cost $262,913) — 99.7%		275,045
Other assets in excess of liabilities — 0.3%		815
NET ASSETS — 100.00%		$275,860

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2022.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.8%)
Banks (15.3%):
Ameris Bancorp	356,570	$14,327
Atlantic Union Bankshares Corp.	394,059	13,367
Banc of California, Inc.	646,141	11,385
Bank of Hawaii Corp.	166,900	12,417
Banner Corp.	237,700	13,361
FB Financial Corp.	312,305	12,249
First Bancorp/Southern Pines NC	219,120	7,647
First Merchants Corp.	376,800	13,422
Hancock Whitney Corp.	208,300	9,234
Heritage Financial Corp.	282,690	7,112
Pacific Premier Bancorp, Inc.	460,000	13,450
Prosperity Bancshares, Inc.	194,000	13,244
Sandy Spring Bancorp, Inc. (a)	289,800	11,323
SouthState Corp.	253,540	19,561
Synovus Financial Corp.	394,723	14,230
United Community Banks, Inc.	551,188	16,640
Wintrust Financial Corp.	152,500	12,223
		215,192
Capital Markets (2.3%):
Artisan Partners Asset Management, Inc., Class A	297,015	10,565
Federated Hermes, Inc.	414,370	13,173
Stifel Financial Corp.	153,600	8,604
		32,342
Communication Services (2.3%):
Cinemark Holdings, Inc. (a) (b)	646,778	9,714
Gray Television, Inc.	613,065	10,355
Lions Gate Entertainment Corp., Class B (b)	704,514	6,221
The Marcus Corp. (a) (b)	373,000	5,509
		31,799
Consumer Discretionary (9.5%):
Abercrombie & Fitch Co. (b)	432,400	7,316
Asbury Automotive Group, Inc. (b)	64,982	11,004
Bloomin' Brands, Inc.	649,569	10,796
Brinker International, Inc. (b)	249,124	5,488
Brunswick Corp.	95,133	6,220
Dave & Buster's Entertainment, Inc. (b)	190,080	6,231
Light & Wonder, Inc. (b)	190,400	8,947
Macy's, Inc.	605,459	11,092
Marriott Vacations Worldwide Corp.	76,046	8,837
Signet Jewelers Ltd.	177,300	9,478
Steven Madden Ltd.	342,716	11,039
The Goodyear Tire & Rubber Co. (b)	947,729	10,150
Victoria's Secret & Co. (b)	210,081	5,876
Visteon Corp. (b)	138,173	14,312
Wolverine World Wide, Inc.	328,465	6,622
		133,408

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (3.4%):
Coty, Inc., Class A (b)	1,480,920	$11,862
MGP Ingredients, Inc.	75,900	7,597
Performance Food Group Co. (b)	265,589	12,212
The Andersons, Inc.	180,500	5,954
The Simply Good Foods Co. (b)	272,778	10,303
		47,928
Energy (4.8%):
Cactus, Inc., Class A	311,913	12,561
Civitas Resources, Inc.	204,300	10,683
CONSOL Energy, Inc. (b)	234,626	11,586
CVR Energy, Inc.	341,200	11,430
Green Plains, Inc. (a) (b)	393,051	10,679
Whiting Petroleum Corp.	154,350	10,500
		67,439
Health Care (6.6%):
Brookdale Senior Living, Inc. (b)	1,460,040	6,629
Encompass Health Corp.	151,700	8,503
Haemonetics Corp. (b)	189,450	12,349
NuVasive, Inc. (b)	206,000	10,127
Patterson Cos., Inc.	353,000	10,696
Perrigo Co. PLC	258,400	10,483
Select Medical Holdings Corp.	528,295	12,478
Supernus Pharmaceuticals, Inc. (b)	385,135	11,138
Tenet Healthcare Corp. (b)	203,353	10,688
		93,091
Industrials (18.6%):
AAR Corp. (b)	223,200	9,339
ABM Industries, Inc.	358,800	15,579
Arcosa, Inc.	202,704	9,412
Atkore, Inc. (b)	104,100	8,641
BWX Technologies, Inc.	236,806	13,046
CACI International, Inc., Class A (b)	39,085	11,013
Clean Harbors, Inc. (b)	133,097	11,669
Crane Holdings Co.	135,281	11,845
Curtiss-Wright Corp.	97,536	12,881
EMCOR Group, Inc.	122,993	12,663
EnPro Industries, Inc.	82,538	6,762
ESCO Technologies, Inc.	109,200	7,466
Federal Signal Corp.	246,400	8,772
Fluor Corp. (b)	285,000	6,937
FTI Consulting, Inc. (b)	87,300	15,788
Hawaiian Holdings, Inc. (b)	520,431	7,447
Helios Technologies, Inc.	110,200	7,301
Hub Group, Inc., Class A (b)	156,901	11,131
Kirby Corp. (b)	148,887	9,058
Maxar Technologies, Inc.	423,000	11,036
Saia, Inc. (b)	42,778	8,042
See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Greenbrier Cos., Inc.	216,453	$7,790
Univar Solutions, Inc. (b)	371,288	9,234
Wabash National Corp.	631,300	8,573
Werner Enterprises, Inc.	236,565	9,117
WESCO International, Inc. (b)	90,005	9,640
		260,182
Information Technology (6.4%):
Belden, Inc.	270,500	14,409
Conduent, Inc. (b)	1,390,000	6,005
FormFactor, Inc. (b)	228,241	8,840
Harmonic, Inc. (b)	993,000	8,609
Infinera Corp. (a) (b)	1,179,889	6,324
Plexus Corp. (b)	135,500	10,637
Progress Software Corp.	179,350	8,124
Sanmina Corp. (b)	261,700	10,659
Veeco Instruments, Inc. (b)	360,400	6,992
Verint Systems, Inc. (b)	215,436	9,124
		89,723
Insurance (4.8%):
Assured Guaranty Ltd.	170,719	9,524
Brighthouse Financial, Inc. (b)	168,129	6,897
Horace Mann Educators Corp.	218,808	8,398
Kinsale Capital Group, Inc.	43,791	10,056
Primerica, Inc.	59,282	7,095
ProAssurance Corp.	359,637	8,498
RLI Corp.	80,800	9,421
The Hanover Insurance Group, Inc.	54,400	7,956
		67,845
Materials (3.9%):
AdvanSix, Inc.	253,300	8,470
Allegheny Technologies, Inc. (b)	315,000	7,154
Avient Corp.	257,100	10,304
Commercial Metals Co.	279,000	9,235
Methanex Corp. (a)	202,998	7,761
O-I Glass, Inc. (b)	882,500	12,355
		55,279
Mortgage Real Estate Investment Trusts (2.2%):
Blackstone Mortgage Trust, Inc., Class A	490,000	13,558
Ladder Capital Corp.	788,000	8,306
Starwood Property Trust, Inc.	402,700	8,412
		30,276
Real Estate (10.3%):
Alexander & Baldwin, Inc.	376,306	6,755
CareTrust REIT, Inc.	530,530	9,783
DiamondRock Hospitality Co. (b)	1,372,000	11,264
Easterly Government Properties, Inc.	566,416	10,784
Essential Properties Realty Trust, Inc.	449,729	9,665

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hudson Pacific Properties, Inc.	449,745	$6,674
LXP Industrial Trust	1,200,000	12,888
Physicians Realty Trust	538,000	9,388
Sabra Health Care REIT, Inc.	921,395	12,872
SITE Centers Corp.	965,781	13,009
STAG Industrial, Inc.	454,408	14,032
Summit Hotel Properties, Inc. (b)	1,064,357	7,738
Sunstone Hotel Investors, Inc. (b)	1,066,400	10,579
Veris Residential, Inc. (b)	626,706	8,298
		143,729
Thrifts & Mortgage Finance (1.4%):
MGIC Investment Corp.	805,399	10,148
Northwest Bancshares, Inc.	691,000	8,845
		18,993
Utilities (5.0%):
ALLETE, Inc.	200,800	11,803
Black Hills Corp.	248,545	18,087
NorthWestern Corp.	194,237	11,446
ONE Gas, Inc.	203,306	16,506
Portland General Electric Co.	265,333	12,824
		70,666
Total Common Stocks (Cost $1,275,980)		1,357,892
Exchange-Traded Funds (1.0%)
iShares Russell 2000 Value ETF	100,000	13,615
Total Exchange-Traded Funds (Cost $15,698)		13,615
Collateral for Securities Loaned (1.7%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (c)	745,838	746
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (c)	372,210	372
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (c)	4,642,210	4,642
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (c)	2,967,888	2,968
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (c)	1,979,247	1,980
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (c)	13,344,205	13,344
Total Collateral for Securities Loaned (Cost $24,052)		24,052
Total Investments (Cost $1,315,730) — 99.5%		1,395,559
Other assets in excess of liabilities — 0.5%		6,948
NET ASSETS — 100.00%		$1,402,507

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on June 30, 2022.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.0%)
Communication Services (2.7%):
Cinemark Holdings, Inc. (a)	82,300	$1,236
Liberty Media Corp.-Liberty Formula One, Class C (a)	24,794	1,574
Lions Gate Entertainment Corp., Class B (a)	92,700	819
Nexstar Media Group, Inc., Class A	12,900	2,101
		5,730
Consumer Discretionary (10.6%):
Aramark	55,500	1,700
Asbury Automotive Group, Inc. (a)	9,995	1,693
Bloomin' Brands, Inc.	100,000	1,662
Brunswick Corp.	19,150	1,252
Caesars Entertainment, Inc. (a)	21,793	835
Lear Corp.	10,647	1,340
Macy's, Inc.	56,025	1,026
Newell Brands, Inc.	82,839	1,577
Norwegian Cruise Line Holdings Ltd. (a) (b)	89,000	990
Ralph Lauren Corp.	18,800	1,685
Signet Jewelers Ltd.	27,100	1,449
Steven Madden Ltd.	48,300	1,556
Tapestry, Inc.	54,655	1,668
Travel + Leisure Co.	33,000	1,281
Victoria's Secret & Co. (a)	32,493	909
Visteon Corp. (a)	16,267	1,685
		22,308
Consumer Staples (4.2%):
BJ's Wholesale Club Holdings, Inc. (a)	23,653	1,474
Coty, Inc., Class A (a)	220,353	1,765
MGP Ingredients, Inc.	21,600	2,162
Molson Coors Beverage Co., Class B	33,076	1,803
Performance Food Group Co. (a)	34,500	1,586
		8,790
Energy (4.2%):
APA Corp.	34,457	1,203
Cactus, Inc., Class A	33,432	1,346
CONSOL Energy, Inc. (a)	26,451	1,306
CVR Energy, Inc.	38,461	1,288
Green Plains, Inc. (a) (b)	44,307	1,204
PDC Energy, Inc.	21,122	1,301
Whiting Petroleum Corp.	17,396	1,184
		8,832
Financials (21.0%):
American Financial Group, Inc.	14,748	2,047
Artisan Partners Asset Management, Inc., Class A	46,200	1,643
Assurant, Inc.	12,000	2,074
Assured Guaranty Ltd.	24,300	1,356
Atlantic Union Bankshares Corp.	57,000	1,933

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Bank of Hawaii Corp.	27,942	$2,079
Blackstone Mortgage Trust, Inc., Class A	71,880	1,989
East West Bancorp, Inc.	27,200	1,763
Federated Hermes, Inc.	47,000	1,494
Hancock Whitney Corp.	31,370	1,391
Invesco Ltd.	54,300	876
Kinsale Capital Group, Inc.	6,335	1,455
Lincoln National Corp.	23,036	1,077
LPL Financial Holdings, Inc.	10,410	1,920
MGIC Investment Corp.	107,500	1,354
Prosperity Bancshares, Inc.	34,182	2,334
Reinsurance Group of America, Inc.	13,380	1,569
SouthState Corp.	33,000	2,546
Stifel Financial Corp.	27,085	1,517
Synovus Financial Corp.	65,000	2,343
The Hanover Insurance Group, Inc.	10,720	1,568
Unum Group	54,400	1,851
Voya Financial, Inc.	28,000	1,667
Western Alliance Bancorp	31,000	2,189
Wintrust Financial Corp.	27,594	2,212
		44,247
Health Care (6.0%):
Encompass Health Corp.	28,830	1,616
Jazz Pharmaceuticals PLC (a)	11,700	1,825
NuVasive, Inc. (a)	31,035	1,526
Organon & Co.	65,000	2,194
Perrigo Co. PLC	61,203	2,483
Select Medical Holdings Corp.	77,665	1,835
Tenet Healthcare Corp. (a)	22,800	1,198
		12,677
Industrials (21.8%):
ABM Industries, Inc.	49,690	2,158
AGCO Corp.	14,500	1,431
Alaska Air Group, Inc. (a)	33,782	1,353
Arcosa, Inc.	31,400	1,458
Atkore, Inc. (a)	15,824	1,314
BWX Technologies, Inc.	38,800	2,138
CACI International, Inc., Class A (a)	5,766	1,625
Carlisle Cos., Inc.	7,684	1,833
Clean Harbors, Inc. (a)	23,019	2,018
Crane Holdings Co.	22,791	1,996
Curtiss-Wright Corp.	16,963	2,240
EMCOR Group, Inc.	16,142	1,662
EnPro Industries, Inc.	12,383	1,015
Fluor Corp. (a)	45,660	1,111
FTI Consulting, Inc. (a) (b)	14,135	2,556
Hertz Global Holdings, Inc. (a) (b)	78,959	1,251
Howmet Aerospace, Inc.	69,538	2,187
ITT, Inc.	25,570	1,719

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Kirby Corp. (a)	25,730	$1,565
Knight-Swift Transportation Holdings, Inc.	31,150	1,442
Nordson Corp.	9,395	1,902
Oshkosh Corp.	14,000	1,150
Regal Rexnord Corp.	13,366	1,517
Saia, Inc. (a)	7,030	1,322
The Greenbrier Cos., Inc.	35,021	1,260
Univar Solutions, Inc. (a)	64,581	1,606
WESCO International, Inc. (a)	16,397	1,756
Westinghouse Air Brake Technologies Corp.	16,960	1,392
		45,977
Information Technology (9.1%):
Belden, Inc.	37,700	2,008
Ciena Corp. (a)	41,500	1,896
DXC Technology Co. (a)	68,678	2,082
Euronet Worldwide, Inc. (a)	17,600	1,770
Flex Ltd. (a)	103,990	1,505
FormFactor, Inc. (a)	41,215	1,596
Jabil, Inc.	32,859	1,683
Juniper Networks, Inc.	58,948	1,680
MKS Instruments, Inc.	17,340	1,780
Progress Software Corp.	34,455	1,561
Verint Systems, Inc. (a)	35,360	1,497
		19,058
Materials (5.4%):
Berry Global Group, Inc. (a)	38,608	2,110
O-I Glass, Inc. (a)	132,114	1,850
Olin Corp.	41,313	1,912
Packaging Corp. of America	15,312	2,105
Reliance Steel & Aluminum Co.	9,413	1,599
Westlake Corp.	19,000	1,862
		11,438
Real Estate (9.2%):
Apartment Income REIT Corp.	56,500	2,350
DiamondRock Hospitality Co. (a)	169,000	1,387
Federal Realty Investment Trust	21,050	2,015
First Industrial Realty Trust, Inc.	44,410	2,109
Gaming and Leisure Properties, Inc.	51,350	2,355
Highwoods Properties, Inc.	52,300	1,788
Host Hotels & Resorts, Inc.	88,000	1,380
Hudson Pacific Properties, Inc.	76,900	1,141
Medical Properties Trust, Inc.	123,000	1,878
SITE Centers Corp.	121,200	1,633
Veris Residential, Inc. (a)	93,250	1,235
		19,271

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (3.8%):
ALLETE, Inc.	30,100	$1,769
Black Hills Corp.	28,100	2,045
UGI Corp.	51,630	1,993
Vistra Corp.	92,600	2,116
		7,923
Total Common Stocks (Cost $201,973)		206,251
Collateral for Securities Loaned (1.8%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (c)	120,700	121
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (c)	60,235	60
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (c)	751,253	751
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (c)	480,296	480
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (c)	320,303	320
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (c)	2,159,506	2,160
Total Collateral for Securities Loaned (Cost $3,892)		3,892
Total Investments (Cost $205,865) — 99.8%		210,143
Other assets in excess of liabilities — 0.2%		391
NET ASSETS — 100.00%		$210,534

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2022.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.1%)
Communication Services (7.2%):
Alphabet, Inc., Class A (a)	7,793	$16,983
Nexstar Media Group, Inc., Class A	38,700	6,304
World Wrestling Entertainment, Inc., Class A (b)	56,000	3,499
		26,786
Communications Equipment (1.3%):
Lumentum Holdings, Inc. (a) (b)	60,700	4,821
Consumer Discretionary (10.3%):
Amazon.com, Inc. (a)	38,200	4,057
Asbury Automotive Group, Inc. (a)	23,100	3,912
Brunswick Corp.	47,500	3,106
Crocs, Inc. (a)	41,900	2,039
D.R. Horton, Inc.	39,000	2,581
Group 1 Automotive, Inc.	22,200	3,770
Lithia Motors, Inc.	15,300	4,205
MarineMax, Inc. (a)	98,800	3,569
Meritage Homes Corp. (a)	25,000	1,812
Skyline Champion Corp. (a)	46,500	2,205
Tesla, Inc. (a)	7,900	5,320
Vista Outdoor, Inc. (a)	59,500	1,660
		38,236
Consumer Staples (6.3%):
BJ's Wholesale Club Holdings, Inc. (a)	59,000	3,677
Darling Ingredients, Inc. (a)	83,300	4,981
Grocery Outlet Holding Corp. (a)	53,900	2,298
Medifast, Inc.	12,900	2,328
PepsiCo, Inc.	23,100	3,850
Philip Morris International, Inc.	44,400	4,384
Walmart, Inc.	15,200	1,848
		23,366
Electronic Equipment, Instruments & Components (2.8%):
Fabrinet (a)	60,900	4,939
Jabil, Inc.	105,200	5,387
		10,326
Energy (8.3%):
Chevron Corp.	54,710	7,921
Diamondback Energy, Inc.	43,300	5,246
EOG Resources, Inc.	41,100	4,539
Matador Resources Co.	67,000	3,122
Pioneer Natural Resources Co.	19,300	4,305
Schlumberger NV	153,600	5,493
		30,626
Financials (10.5%):
Ameriprise Financial, Inc.	20,200	4,801
Bank of America Corp.	142,400	4,433

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Chubb Ltd.	32,400	$6,369
Customers Bancorp, Inc. (a)	51,000	1,729
JPMorgan Chase & Co.	42,400	4,775
Morgan Stanley	54,700	4,160
ServisFirst Bancshares, Inc.	67,500	5,327
Signature Bank	18,700	3,351
Western Alliance Bancorp	59,600	4,208
		39,153
Health Care (12.2%):
AbbVie, Inc.	15,650	2,397
AmerisourceBergen Corp.	39,800	5,631
AMN Healthcare Services, Inc. (a)	40,900	4,487
Cigna Corp.	20,100	5,297
ICON PLC (a)	20,400	4,421
McKesson Corp.	20,700	6,753
Pfizer, Inc.	44,500	2,333
Regeneron Pharmaceuticals, Inc. (a)	3,900	2,305
Stryker Corp.	8,400	1,671
Thermo Fisher Scientific, Inc.	3,800	2,064
UnitedHealth Group, Inc.	15,525	7,974
		45,333
Industrials (9.6%):
Builders FirstSource, Inc. (a)	40,200	2,159
Chart Industries, Inc. (a)	37,100	6,210
GXO Logistics, Inc. (a)	34,900	1,510
Huntington Ingalls Industries, Inc.	9,369	2,041
Marten Transport Ltd.	293,400	4,935
Old Dominion Freight Line, Inc.	12,800	3,280
Parker-Hannifin Corp.	13,500	3,322
Raytheon Technologies Corp.	21,100	2,028
Saia, Inc. (a)	16,900	3,177
Trex Co., Inc. (a)	63,500	3,455
UFP Industries, Inc.	52,200	3,557
		35,674
Materials (4.1%):
Commercial Metals Co.	60,200	1,992
Graphic Packaging Holding Co.	109,300	2,241
Greif, Inc., Class A	34,600	2,158
Materion Corp.	30,200	2,227
Summit Materials, Inc., Class A (a)	113,900	2,653
Valvoline, Inc.	134,400	3,875
		15,146
Real Estate (2.1%):
American Tower Corp.	11,800	3,016
CBRE Group, Inc., Class A (a)	25,300	1,862
Simon Property Group, Inc.	29,200	2,772
		7,650

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Semiconductors & Semiconductor Equipment (8.3%):
Advanced Micro Devices, Inc. (a)	65,400	$5,001
Alpha & Omega Semiconductor Ltd. (a)	63,300	2,110
Applied Materials, Inc.	37,200	3,385
Broadcom, Inc.	14,500	7,044
NVIDIA Corp.	49,200	7,458
QUALCOMM, Inc.	44,400	5,672
		30,670
Software (6.7%):
Cadence Design Systems, Inc. (a)	39,100	5,866
Microsoft Corp.	74,160	19,047
		24,913
Technology Hardware, Storage & Peripherals (7.4%):
Apple, Inc.	165,480	22,624
HP, Inc.	146,700	4,809
		27,433
Total Common Stocks (Cost $299,054)		360,133
Exchange-Traded Funds (2.7%)
iShares Russell 3000 ETF (b)	34,600	7,522
SPDR S&P Biotech ETF (a) (b)	34,100	2,532
Total Exchange-Traded Funds (Cost $10,406)		10,054
Collateral for Securities Loaned (1.8%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (c)	209,085	209
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (c)	104,344	104
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (c)	1,301,378	1,301
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (c)	832,006	833
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (c)	554,854	555
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (c)	3,740,859	3,741
Total Collateral for Securities Loaned (Cost $6,743)		6,743
Total Investments (Cost $316,203) — 101.6%		376,930
Liabilities in excess of other assets — (1.6)%		(6,047)
NET ASSETS — 100.00%		$370,883

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2022.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.2%)
Communication Services (8.8%):
Activision Blizzard, Inc.	5,428	$423
Alphabet, Inc., Class A (a)	2,088	4,550
Alphabet, Inc., Class C (a)	1,914	4,187
AT&T, Inc.	49,695	1,042
Charter Communications, Inc., Class A (a)	804	377
Comcast Corp., Class A	31,033	1,218
DISH Network Corp., Class A (a)	1,741	31
Electronic Arts, Inc.	1,952	237
Fox Corp., Class A	2,164	70
Fox Corp., Class B	1,004	30
Live Nation Entertainment, Inc. (a)	951	79
Lumen Technologies, Inc.	6,454	70
Match Group, Inc. (a)	1,982	138
Meta Platforms, Inc., Class A (a)	15,921	2,567
Netflix, Inc. (a)	3,084	539
News Corp., Class A	2,697	42
News Corp., Class B	835	13
Omnicom Group, Inc.	1,428	91
Paramount Global, Class B	4,223	104
Take-Two Interactive Software, Inc. (a)	1,097	134
The Interpublic Group of Cos., Inc.	2,733	75
The Walt Disney Co. (a)	12,644	1,194
T-Mobile U.S., Inc. (a)	4,090	550
Twitter, Inc. (a)	5,295	198
Verizon Communications, Inc.	29,152	1,479
Warner Bros. Discovery, Inc. (a) (b)	15,330	206
		19,644
Communications Equipment (0.8%):
Arista Networks, Inc. (a)	1,562	147
Cisco Systems, Inc.	28,837	1,230
F5, Inc. (a)	420	64
Juniper Networks, Inc.	2,243	64
Motorola Solutions, Inc.	1,161	243
		1,748
Consumer Discretionary (10.5%):
Advance Auto Parts, Inc.	424	73
Amazon.com, Inc. (a)	60,739	6,451
Aptiv PLC (a)	1,881	168
AutoZone, Inc. (a)	138	297
Bath & Body Works, Inc.	1,656	45
Best Buy Co., Inc.	1,405	92
Booking Holdings, Inc. (a)	282	493
BorgWarner, Inc.	1,663	55
Caesars Entertainment, Inc. (a)	1,488	57
CarMax, Inc. (a)	1,114	101
Carnival Corp. (a) (c)	5,634	49

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Chipotle Mexican Grill, Inc. (a)	194	$254
D.R. Horton, Inc.	2,224	147
Darden Restaurants, Inc.	866	98
Dollar General Corp.	1,588	390
Dollar Tree, Inc. (a)	1,563	244
Domino's Pizza, Inc.	250	97
eBay, Inc.	3,886	162
Etsy, Inc. (a) (b)	882	65
Expedia Group, Inc. (a)	1,052	100
Ford Motor Co.	27,412	305
Garmin Ltd.	1,059	104
General Motors Co. (a)	10,121	321
Genuine Parts Co.	983	131
Hasbro, Inc.	910	74
Hilton Worldwide Holdings, Inc.	1,932	215
Las Vegas Sands Corp. (a) (b)	2,387	80
Lennar Corp., Class A	1,795	127
LKQ Corp.	1,806	89
Lowe's Cos., Inc.	4,589	802
Marriott International, Inc., Class A	1,908	259
McDonald's Corp.	5,134	1,267
MGM Resorts International	2,455	71
Mohawk Industries, Inc. (a)	357	44
Newell Brands, Inc.	2,555	49
NIKE, Inc., Class B	8,807	900
Norwegian Cruise Line Holdings Ltd. (a) (c)	2,909	32
NVR, Inc. (a)	21	84
O'Reilly Automotive, Inc. (a)	456	288
Penn National Gaming, Inc. (a)	1,135	35
Pool Corp.	278	98
PulteGroup, Inc.	1,650	65
PVH Corp.	469	27
Ralph Lauren Corp.	321	29
Ross Stores, Inc.	2,439	171
Royal Caribbean Cruises Ltd. (a)	1,557	54
Starbucks Corp.	7,961	608
Tapestry, Inc.	1,748	53
Target Corp. (b)	3,210	453
Tesla, Inc. (a)	5,825	3,923
The Home Depot, Inc.	7,173	1,967
The TJX Cos., Inc.	8,152	455
Tractor Supply Co.	777	151
Ulta Beauty, Inc. (a)	363	140
VF Corp.	2,241	99
Whirlpool Corp.	390	60
Wynn Resorts Ltd. (a)	733	42
Yum! Brands, Inc.	1,980	225
		23,335

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (6.9%):
Altria Group, Inc.	12,568	$525
Archer-Daniels-Midland Co.	3,906	303
Brown-Forman Corp., Class B	1,269	89
Campbell Soup Co.	1,403	67
Church & Dwight Co., Inc.	1,685	156
Colgate-Palmolive Co.	5,817	466
Conagra Brands, Inc.	3,331	114
Constellation Brands, Inc., Class A	1,130	263
Costco Wholesale Corp.	3,077	1,475
General Mills, Inc.	4,180	315
Hormel Foods Corp. (c)	1,967	93
Kellogg Co.	1,759	125
Keurig Dr Pepper, Inc.	5,120	181
Kimberly-Clark Corp.	2,339	316
Lamb Weston Holdings, Inc.	1,003	72
McCormick & Co., Inc.	1,737	145
Molson Coors Beverage Co., Class B	1,307	71
Mondelez International, Inc., Class A	9,607	597
Monster Beverage Corp. (a)	2,611	242
PepsiCo, Inc.	9,598	1,600
Philip Morris International, Inc.	10,760	1,062
Sysco Corp.	3,537	300
The Clorox Co.	854	120
The Coca-Cola Co.	27,083	1,704
The Estee Lauder Cos., Inc.	1,609	410
The Hershey Co.	1,013	218
The J.M. Smucker Co.	753	96
The Kraft Heinz Co.	4,928	188
The Kroger Co.	4,554	216
The Procter & Gamble Co.	16,655	2,395
Tyson Foods, Inc., Class A	2,024	174
Walgreens Boots Alliance, Inc.	4,977	189
Walmart, Inc.	9,745	1,185
		15,472
Electronic Equipment, Instruments & Components (0.6%):
Amphenol Corp., Class A	4,145	267
CDW Corp.	938	148
Corning, Inc.	5,277	166
Keysight Technologies, Inc. (a)	1,263	174
TE Connectivity Ltd.	2,236	253
Teledyne Technologies, Inc. (a)	325	122
Trimble, Inc. (a)	1,736	101
Zebra Technologies Corp. (a)	365	107
		1,338
Energy (4.3%):
APA Corp.	2,348	82
Baker Hughes Co.	6,493	188
Chevron Corp.	13,639	1,975

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ConocoPhillips	8,979	$806
Coterra Energy, Inc.	5,594	144
Devon Energy Corp.	4,261	235
Diamondback Energy, Inc.	1,158	140
EOG Resources, Inc.	4,066	449
Exxon Mobil Corp.	29,242	2,504
Halliburton Co.	6,261	196
Hess Corp.	1,923	204
Kinder Morgan, Inc.	13,536	227
Marathon Oil Corp.	4,913	110
Marathon Petroleum Corp.	3,755	309
Occidental Petroleum Corp.	6,180	364
ONEOK, Inc.	3,100	172
Phillips 66	3,340	274
Pioneer Natural Resources Co.	1,562	348
Schlumberger NV	9,812	351
The Williams Cos., Inc.	8,455	264
Valero Energy Corp.	2,833	301
		9,643
Financials (10.8%):
Aflac, Inc.	4,114	228
American Express Co.	4,234	587
American International Group, Inc.	5,499	281
Ameriprise Financial, Inc.	763	181
Aon PLC, Class A	1,474	398
Arthur J. Gallagher & Co.	1,458	238
Assurant, Inc.	375	65
Bank of America Corp.	49,216	1,532
Berkshire Hathaway, Inc., Class B (a)	12,559	3,429
BlackRock, Inc.	989	602
Brown & Brown, Inc.	1,626	95
Capital One Financial Corp.	2,728	284
Cboe Global Markets, Inc.	737	83
Chubb Ltd.	2,941	578
Cincinnati Financial Corp.	1,035	123
Citigroup, Inc.	13,480	620
Citizens Financial Group, Inc.	3,405	122
CME Group, Inc.	2,495	511
Comerica, Inc.	908	67
Discover Financial Services	1,950	184
Everest Re Group Ltd.	274	77
FactSet Research Systems, Inc.	263	101
Fifth Third Bancorp	4,763	160
First Republic Bank	1,246	180
Franklin Resources, Inc.	1,943	45
Globe Life, Inc.	630	61
Huntington Bancshares, Inc.	9,990	120
Intercontinental Exchange, Inc.	3,875	364
Invesco Ltd.	2,337	38
JPMorgan Chase & Co.	20,388	2,296

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
KeyCorp	6,473	$112
Lincoln National Corp.	1,122	52
Loews Corp.	1,350	80
M&T Bank Corp.	1,245	198
MarketAxess Holdings, Inc.	262	67
Marsh & McLennan Cos., Inc.	3,484	541
MetLife, Inc.	4,798	301
Moody's Corp.	1,114	303
Morgan Stanley	9,714	739
MSCI, Inc.	563	232
Nasdaq, Inc.	800	122
Northern Trust Corp.	1,446	140
Principal Financial Group, Inc.	1,631	109
Prudential Financial, Inc.	2,603	249
Raymond James Financial, Inc.	1,349	121
Regions Financial Corp.	6,487	122
S&P Global, Inc.	2,409	812
Signature Bank	437	78
State Street Corp.	2,548	157
SVB Financial Group (a)	409	162
Synchrony Financial	3,481	96
T. Rowe Price Group, Inc.	1,578	179
The Allstate Corp.	1,909	242
The Bank of New York Mellon Corp.	5,159	215
The Charles Schwab Corp.	10,469	661
The Goldman Sachs Group, Inc.	2,384	708
The Hartford Financial Services Group Inc.	2,283	149
The PNC Financial Services Group, Inc.	2,871	453
The Progressive Corp.	4,060	472
The Travelers Cos., Inc.	1,666	282
Truist Financial Corp.	9,242	438
U.S. Bancorp	9,385	432
W.R. Berkley Corp.	1,454	99
Wells Fargo & Co.	26,311	1,031
Willis Towers Watson PLC	774	153
Zions Bancorp NA	1,051	54
		24,011
Health Care (15.0%):
Abbott Laboratories	12,154	1,321
AbbVie, Inc.	12,267	1,879
ABIOMED, Inc. (a)	316	78
Agilent Technologies, Inc.	2,083	247
Align Technology, Inc. (a)	509	121
AmerisourceBergen Corp.	1,047	148
Amgen, Inc.	3,708	902
Baxter International, Inc.	3,495	225
Becton Dickinson & Co.	1,979	488
Biogen, Inc. (a)	1,017	207
Bio-Rad Laboratories, Inc., Class A (a)	150	74
Bio-Techne Corp.	272	94

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Boston Scientific Corp. (a)	9,924	$370
Bristol-Myers Squibb Co.	14,779	1,138
Cardinal Health, Inc.	1,891	99
Catalent, Inc. (a)	1,244	134
Centene Corp. (a)	4,060	344
Charles River Laboratories International, Inc. (a)	353	76
Cigna Corp.	2,202	580
CVS Health Corp.	9,103	844
Danaher Corp.	4,492	1,139
DaVita, Inc. (a)	420	34
DENTSPLY SIRONA, Inc.	1,496	53
Dexcom, Inc. (a)	2,725	203
Edwards Lifesciences Corp. (a)	4,316	410
Elevance Health, Inc.	1,674	808
Eli Lilly & Co.	5,474	1,775
Gilead Sciences, Inc. (b)	8,707	538
HCA Healthcare, Inc.	1,579	265
Henry Schein, Inc. (a)	958	74
Hologic, Inc. (a)	1,731	120
Humana, Inc.	878	411
IDEXX Laboratories, Inc. (a)	583	205
Illumina, Inc. (a)	1,091	201
Incyte Corp. (a)	1,307	99
Intuitive Surgical, Inc. (a)	2,492	500
IQVIA Holdings, Inc. (a)	1,314	285
Johnson & Johnson (b)	18,266	3,242
Laboratory Corp. of America Holdings	643	151
McKesson Corp.	1,009	329
Medtronic PLC	9,312	836
Merck & Co., Inc.	17,554	1,600
Mettler-Toledo International, Inc. (a)	157	180
Moderna, Inc. (a)	2,402	343
Molina Healthcare, Inc. (a)	407	114
Organon & Co.	1,761	59
PerkinElmer, Inc.	876	125
Pfizer, Inc.	38,949	2,042
Quest Diagnostics, Inc.	815	108
Regeneron Pharmaceuticals, Inc. (a)	750	443
ResMed, Inc.	1,015	213
STERIS PLC	695	143
Stryker Corp.	2,336	465
Teleflex, Inc.	326	80
The Cooper Cos., Inc.	342	107
Thermo Fisher Scientific, Inc.	2,717	1,476
UnitedHealth Group, Inc.	6,512	3,345
Universal Health Services, Inc., Class B	466	47
Vertex Pharmaceuticals, Inc. (a)	1,775	500
Viatris, Inc.	8,416	88
Waters Corp. (a)	418	138
West Pharmaceutical Services, Inc.	514	155

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Zimmer Biomet Holdings, Inc.	1,455	$153
Zoetis, Inc.	3,267	562
		33,533
Industrials (7.9%):
3M Co.	3,950	511
A O Smith Corp.	903	49
Alaska Air Group, Inc. (a)	875	35
Allegion PLC	610	60
American Airlines Group, Inc. (a)	4,509	57
AMETEK, Inc.	1,603	176
C.H. Robinson Worldwide, Inc.	883	90
Carrier Global Corp.	5,888	210
Caterpillar, Inc.	3,702	662
Cintas Corp.	604	226
Copart, Inc. (a)	1,484	161
CSX Corp.	15,093	439
Cummins, Inc.	979	189
Deere & Co.	1,938	580
Delta Air Lines, Inc. (a)	4,450	129
Dover Corp.	1,001	121
Eaton Corp. PLC	2,770	349
Emerson Electric Co.	4,123	328
Equifax, Inc.	849	155
Expeditors International of Washington, Inc.	1,164	113
Fastenal Co.	3,996	199
FedEx Corp.	1,655	375
Fortive Corp.	2,488	135
Fortune Brands Home & Security, Inc.	908	54
Generac Holdings, Inc. (a)	443	93
General Dynamics Corp.	1,600	354
General Electric Co.	7,640	486
Honeywell International, Inc.	4,725	821
Howmet Aerospace, Inc.	2,611	82
Huntington Ingalls Industries, Inc.	278	61
IDEX Corp.	528	96
Illinois Tool Works, Inc.	1,967	359
Ingersoll Rand, Inc. (b)	2,818	119
J.B. Hunt Transport Services, Inc.	582	92
Jacobs Engineering Group, Inc.	893	114
Johnson Controls International PLC	4,829	231
L3Harris Technologies, Inc.	1,339	324
Leidos Holdings, Inc.	949	96
Lockheed Martin Corp.	1,644	707
Masco Corp.	1,638	83
Nielsen Holdings PLC	2,497	58
Nordson Corp.	374	76
Norfolk Southern Corp.	1,654	376
Northrop Grumman Corp.	1,014	485
Old Dominion Freight Line, Inc.	637	163
Otis Worldwide Corp.	2,935	207

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PACCAR, Inc.	2,413	$199
Parker-Hannifin Corp.	891	219
Pentair PLC	1,148	53
Quanta Services, Inc.	998	125
Raytheon Technologies Corp.	10,324	992
Republic Services, Inc. (b)	1,447	189
Robert Half International, Inc.	767	57
Rockwell Automation, Inc.	807	161
Rollins, Inc.	1,573	55
Roper Technologies, Inc.	735	290
Snap-on, Inc.	371	73
Southwest Airlines Co. (a)	4,116	149
Stanley Black & Decker, Inc.	1,048	110
Textron, Inc.	1,493	91
The Boeing Co. (a)	3,860	528
Trane Technologies PLC	1,623	211
TransDigm Group, Inc. (a)	360	193
Union Pacific Corp.	4,360	930
United Airlines Holdings, Inc. (a)	2,268	80
United Parcel Service, Inc., Class B	5,098	931
United Rentals, Inc. (a)	497	121
Verisk Analytics, Inc.	1,096	190
W.W. Grainger, Inc.	298	135
Waste Management, Inc.	2,652	406
Westinghouse Air Brake Technologies Corp.	1,268	104
Xylem, Inc.	1,250	98
		17,576
IT Services (4.3%):
Accenture PLC, Class A	4,397	1,221
Akamai Technologies, Inc. (a)	1,113	102
Automatic Data Processing, Inc.	2,900	609
Broadridge Financial Solutions, Inc.	814	116
Cognizant Technology Solutions Corp., Class A	3,618	244
DXC Technology Co. (a)	1,697	51
EPAM Systems, Inc. (a)	397	117
Fidelity National Information Services, Inc.	4,240	389
Fiserv, Inc. (a)	4,038	359
FleetCor Technologies, Inc. (a)	537	113
Gartner, Inc. (a)	559	135
Global Payments, Inc.	1,954	216
International Business Machines Corp.	6,244	882
Jack Henry & Associates, Inc.	506	91
Mastercard, Inc., Class A	5,961	1,881
Paychex, Inc.	2,230	254
PayPal Holdings, Inc. (a)	8,039	561
VeriSign, Inc. (a)	662	111
Visa, Inc., Class A	11,424	2,249
		9,701

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (2.6%):
Air Products and Chemicals, Inc.	1,539	$370
Albemarle Corp.	813	170
Amcor PLC	10,432	130
Avery Dennison Corp.	567	92
Ball Corp.	2,220	153
Celanese Corp.	752	88
CF Industries Holdings, Inc.	1,448	124
Corteva, Inc.	5,024	272
Dow, Inc.	5,054	261
DuPont de Nemours, Inc.	3,530	196
Eastman Chemical Co.	895	80
Ecolab, Inc.	1,725	265
FMC Corp.	874	93
Freeport-McMoRan, Inc.	10,060	294
International Flavors & Fragrances, Inc.	1,769	211
International Paper Co.	2,573	108
Linde PLC	3,494	1,005
LyondellBasell Industries NV, Class A	1,797	157
Martin Marietta Materials, Inc.	433	130
Newmont Corp.	5,509	329
Nucor Corp.	1,847	193
Packaging Corp. of America	650	89
PPG Industries, Inc.	1,640	187
Sealed Air Corp.	1,014	59
The Mosaic Co.	2,513	119
The Sherwin-Williams Co.	1,661	372
Vulcan Materials Co.	923	131
Westrock Co.	1,769	70
		5,748
Real Estate (2.9%):
Alexandria Real Estate Equities, Inc.	1,031	149
American Tower Corp.	3,226	825
AvalonBay Communities, Inc.	971	189
Boston Properties, Inc.	990	88
Camden Property Trust	739	99
CBRE Group, Inc., Class A (a)	2,269	167
Crown Castle International Corp.	3,006	506
Digital Realty Trust, Inc.	1,976	257
Duke Realty Corp.	2,669	147
Equinix, Inc.	632	415
Equity Residential	2,375	171
Essex Property Trust, Inc.	454	119
Extra Space Storage, Inc.	932	159
Federal Realty Investment Trust	496	47
Healthpeak Properties, Inc.	3,745	97
Host Hotels & Resorts, Inc.	4,962	78
Iron Mountain, Inc.	2,017	98
Kimco Realty Corp.	4,290	85
Mid-America Apartment Communities, Inc.	801	140
See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Prologis, Inc.	5,139	$605
Public Storage	1,060	331
Realty Income Corp.	4,176	285
Regency Centers Corp.	1,077	64
SBA Communications Corp.	749	240
Simon Property Group, Inc.	2,279	216
UDR, Inc.	2,078	96
Ventas, Inc.	2,775	143
VICI Properties, Inc.	6,685	199
Vornado Realty Trust	1,105	32
Welltower, Inc.	3,151	259
Weyerhaeuser Co.	5,168	171
		6,477
Semiconductors & Semiconductor Equipment (5.1%):
Advanced Micro Devices, Inc. (a)	11,249	860
Analog Devices, Inc.	3,633	531
Applied Materials, Inc.	6,132	558
Broadcom, Inc.	2,834	1,377
Enphase Energy, Inc. (a)	937	183
Intel Corp.	28,384	1,062
KLA Corp.	1,036	331
Lam Research Corp.	963	410
Microchip Technology, Inc.	3,859	224
Micron Technology, Inc.	7,751	428
Monolithic Power Systems, Inc.	304	117
NVIDIA Corp.	17,382	2,635
NXP Semiconductors NV	1,823	270
ON Semiconductor Corp. (a)	3,016	152
Qorvo, Inc. (a)	753	71
QUALCOMM, Inc.	7,775	993
Skyworks Solutions, Inc.	1,117	103
SolarEdge Technologies, Inc. (a)	384	105
Teradyne, Inc.	1,112	100
Texas Instruments, Inc.	6,401	983
		11,493
Software (8.8%):
Adobe, Inc. (a)	3,280	1,201
ANSYS, Inc. (a)	604	144
Autodesk, Inc. (a)	1,510	260
Cadence Design Systems, Inc. (a)	1,914	287
Ceridian HCM Holding, Inc. (a)	954	45
Citrix Systems, Inc.	866	84
Fortinet, Inc. (a)	4,625	262
Intuit, Inc.	1,963	757
Microsoft Corp. (b)	51,917	13,334
NortonLifeLock, Inc.	4,039	89
Oracle Corp.	10,928	763
Paycom Software, Inc. (a)	334	93
PTC, Inc. (a)	731	78

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Salesforce, Inc. (a)	6,897	$1,138
ServiceNow, Inc. (a) (b)	1,392	662
Synopsys, Inc. (a)	1,063	323
Tyler Technologies, Inc. (a)	288	96
		19,616
Technology Hardware, Storage & Peripherals (6.8%):
Apple, Inc.	106,734	14,593
Hewlett Packard Enterprise Co.	9,025	119
HP, Inc.	7,312	240
NetApp, Inc.	1,545	101
Seagate Technology Holdings PLC	1,372	98
Western Digital Corp. (a)	2,174	97
		15,248
Utilities (3.1%):
Alliant Energy Corp.	1,741	102
Ameren Corp.	1,793	162
American Electric Power Co., Inc. (b)	3,565	342
American Water Works Co., Inc.	1,262	188
Atmos Energy Corp.	965	108
CenterPoint Energy, Inc.	4,369	129
CMS Energy Corp.	2,014	136
Consolidated Edison, Inc. (b)	2,459	234
Constellation Energy Corp.	2,268	130
Dominion Energy, Inc.	5,632	450
DTE Energy Co.	1,345	171
Duke Energy Corp. (b)	5,344	573
Edison International	2,646	167
Entergy Corp.	1,412	159
Evergy, Inc. (b)	1,593	104
Eversource Energy (b)	2,394	202
Exelon Corp.	6,804	308
FirstEnergy Corp.	3,963	152
NextEra Energy, Inc. (b)	13,637	1,056
NiSource, Inc.	2,817	83
NRG Energy, Inc.	1,647	63
Pinnacle West Capital Corp.	784	57
PPL Corp.	5,108	139
Public Service Enterprise Group, Inc.	3,466	219
Sempra Energy	2,182	328
The AES Corp.	4,636	98
The Southern Co. (b)	7,376	526
WEC Energy Group, Inc. (b)	2,190	220
Xcel Energy, Inc. (b)	3,781	268
		6,874
Total Common Stocks (Cost $47,534)		221,457

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (0.1%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (d)	5,581	$5
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (d)	2,785	3
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (d)	34,739	35
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (d)	22,210	22
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (d)	14,811	15
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (d)	99,858	100
Total Collateral for Securities Loaned (Cost $180)		180
Total Investments (Cost $47,714) — 99.3%		221,637
Other assets in excess of liabilities — 0.7%		1,592
NET ASSETS — 100.00%		$223,229

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  All or a portion of this security is on loan.

(d)  Rate disclosed is the daily yield on June 30, 2022.

PLC — Public Limited Company

Futures Contracts Purchased
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures	9	9/16/22	$1,764,756	$1,705,275	$(59,481)
Total unrealized appreciation					$—
Total unrealized depreciation					(59,481)
Total net unrealized appreciation (depreciation)					$(59,481)

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.7%)
Communication Services (1.5%):
Live Nation Entertainment, Inc. (a)	68,444	$5,652
Consumer Discretionary (10.0%):
Airbnb, Inc., Class A (a)	21,200	1,888
AutoZone, Inc. (a)	3,300	7,092
Choice Hotels International, Inc.	45,100	5,034
D.R. Horton, Inc.	29,700	1,966
Dollar General Corp.	17,600	4,320
Lithia Motors, Inc.	9,900	2,721
Marriott Vacations Worldwide Corp.	26,421	3,070
NVR, Inc. (a)	1,200	4,805
Pool Corp.	15,300	5,374
		36,270
Consumer Staples (5.8%):
Casey's General Stores, Inc.	29,700	5,494
Church & Dwight Co., Inc.	59,600	5,523
Darling Ingredients, Inc. (a)	84,300	5,041
McCormick & Co., Inc.	61,600	5,128
		21,186
Energy (5.8%):
Cheniere Energy, Inc.	62,000	8,248
Diamondback Energy, Inc.	52,800	6,397
EOG Resources, Inc.	60,500	6,681
		21,326
Financials (10.6%):
Brown & Brown, Inc.	131,500	7,672
East West Bancorp, Inc.	69,000	4,471
Evercore, Inc.	26,200	2,453
FactSet Research Systems, Inc.	13,000	4,999
Kinsale Capital Group, Inc.	26,500	6,085
MSCI, Inc.	12,600	5,193
W.R. Berkley Corp.	112,550	7,683
		38,556
Health Care (11.8%):
Agilent Technologies, Inc.	44,693	5,308
Edwards Lifesciences Corp. (a)	53,600	5,097
Halozyme Therapeutics, Inc. (a)	101,000	4,444
Horizon Therapeutics PLC (a)	51,100	4,076
IDEXX Laboratories, Inc. (a)	8,600	3,016
Insulet Corp. (a)	12,200	2,659
Intra-Cellular Therapies, Inc. (a)	48,400	2,763
IQVIA Holdings, Inc. (a)	28,800	6,249
Neurocrine Biosciences, Inc. (a)	43,800	4,269
Zoetis, Inc.	28,930	4,973
		42,854

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (14.8%):
Advanced Drainage Systems, Inc.	45,400	$4,089
AMETEK, Inc.	41,100	4,517
Chart Industries, Inc. (a) (b)	30,500	5,105
Copa Holdings SA (a)	65,600	4,157
HEICO Corp.	44,500	5,835
IDEX Corp.	21,500	3,905
Masco Corp.	78,300	3,962
Old Dominion Freight Line, Inc.	17,050	4,370
TFI International, Inc.	24,900	1,999
The Middleby Corp. (a)	14,300	1,793
Trane Technologies PLC	13,700	1,779
Trex Co., Inc. (a)	49,300	2,683
Verisk Analytics, Inc.	28,200	4,881
WESCO International, Inc. (a)	44,400	4,755
		53,830
Information Technology (17.0%):
Advanced Micro Devices, Inc. (a)	45,300	3,464
Amphenol Corp., Class A	82,920	5,338
CDW Corp.	42,559	6,706
Crowdstrike Holdings, Inc., Class A (a)	13,700	2,309
CyberArk Software Ltd. (a)	14,100	1,804
Fair Isaac Corp. (a)	12,900	5,172
Global Payments, Inc.	42,200	4,669
KLA Corp.	18,300	5,839
Monolithic Power Systems, Inc.	12,800	4,916
Qualys, Inc. (a)	15,700	1,980
ServiceNow, Inc. (a)	6,200	2,948
Synopsys, Inc. (a)	24,500	7,441
Teledyne Technologies, Inc. (a)	15,800	5,927
The Trade Desk, Inc., Class A (a)	77,400	3,242
		61,755
Materials (6.4%):
Avery Dennison Corp.	41,700	6,750
FMC Corp.	57,900	6,196
Freeport-McMoRan, Inc.	77,500	2,268
Huntsman Corp.	160,500	4,550
Louisiana-Pacific Corp.	69,600	3,648
		23,412
Real Estate (7.3%):
Crown Castle International Corp.	30,900	5,203
Digital Realty Trust, Inc.	39,946	5,186
SBA Communications Corp.	18,403	5,890
Sun Communities, Inc.	34,416	5,484
Ventas, Inc.	90,600	4,660
		26,423

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (5.7%):
Atmos Energy Corp.	67,900	$7,612
Essential Utilities, Inc.	136,100	6,240
Sempra Energy	46,039	6,918
		20,770
Total Common Stocks (Cost $298,171)		352,034
Exchange-Traded Funds (2.2%)
SPDR S&P MidCap 400 ETF	19,450	8,043
Total Exchange-Traded Funds (Cost $8,459)		8,043
Collateral for Securities Loaned (0.6%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (c)	68,016	68
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (c)	33,944	34
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (c)	423,344	423
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (c)	270,655	271
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (c)	180,496	180
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (c)	1,216,917	1,217
Total Collateral for Securities Loaned (Cost $2,193)		2,193
Total Investments (Cost $308,823) — 99.5%		362,270
Other assets in excess of liabilities — 0.5%		1,650
NET ASSETS — 100.00%		$363,920

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2022.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.4%)
Communication Services (2.2%):
Cian PLC, ADR (a) (b) (f)	77	$—	(c)
Iridium Communications, Inc. (a)	3,561	134
Radius Global Infrastructure, Inc., Class A (a)	6,300	96
		230
Consumer Discretionary (12.0%):
Academy Sports & Outdoors, Inc.	4,217	150
Brunswick Corp.	1,273	83
Burlington Stores, Inc. (a)	509	69
Cavco Industries, Inc. (a)	567	111
Chegg, Inc. (a)	1,378	26
F45 Training Holdings, Inc. (a) (d)	14,831	58
Five Below, Inc. (a)	616	70
Group 1 Automotive, Inc.	882	150
Kohl's Corp.	2,352	84
Kura Sushi USA, Inc., Class A (a)	2,130	105
Legacy Housing Corp. (a)	5,799	76
Polaris, Inc.	866	86
Skyline Champion Corp. (a)	3,307	157
Sweetgreen, Inc., Class A (a)	2,488	29
Torrid Holdings, Inc. (a) (d)	9,039	39
		1,293
Consumer Staples (5.2%):
Albertsons Cos., Inc., Class A	2,824	75
Celsius Holdings, Inc. (a) (d)	1,710	112
Performance Food Group Co. (a)	4,200	193
Sovos Brands, Inc. (a)	11,486	182
		562
Energy (4.9%):
Magnolia Oil & Gas Corp., Class A	11,674	245
New Fortress Energy, Inc.	1,580	62
Talos Energy, Inc. (a)	14,134	219
		526
Financials (12.4%):
American Business Bank (a)	1,652	66
Coastal Financial Corp. (a)	5,370	205
Colony Bankcorp, Inc.	2,215	33
Customers Bancorp, Inc. (a)	3,942	134
First Western Financial, Inc. (a)	2,768	75
Morningstar, Inc.	483	117
Radian Group, Inc.	5,519	108
Silvercrest Asset Management Group, Inc., Class A	11,001	181
SLM Corp.	5,481	87
South Plains Financial, Inc.	5,120	124

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tradeweb Markets, Inc., Class A	1,226	$84
WTB Financial Corp., Class B	360	122
		1,336
Health Care (18.5%):
4D Molecular Therapeutics, Inc. (a)	662	5
Akero Therapeutics, Inc. (a)	1,608	15
Alpha Teknova, Inc. (a)	2,306	19
Arrowhead Pharmaceuticals, Inc. (a)	1,813	64
Aurinia Pharmaceuticals, Inc. (a)	6,904	69
Avidity Biosciences, Inc. (a) (d)	1,205	17
Beam Therapeutics, Inc. (a)	1,233	48
Bicycle Therapeutics PLC, ADR (a) (d)	2,928	49
BioMarin Pharmaceutical, Inc. (a)	283	23
C4 Therapeutics, Inc. (a) (d)	249	2
Cabaletta Bio, Inc. (a)	2,967	3
Castle Biosciences, Inc. (a)	2,000	44
Cerus Corp. (a)	6,712	35
Codiak Biosciences, Inc. (a)	6,305	18
Collegium Pharmaceutical, Inc. (a)	1,187	21
CRISPR Therapeutics AG (a) (d)	410	25
CryoPort, Inc. (a)	1,655	51
Dynavax Technologies Corp. (a)	6,261	79
Fusion Pharmaceuticals, Inc. (a)	4,261	11
Gamida Cell Ltd. (a)	9,195	16
Generation Bio Co. (a)	1,180	8
Genetron Holdings Ltd., ADR (a) (d)	5,361	9
Henry Schein, Inc. (a)	1,145	88
Horizon Therapeutics PLC (a)	987	79
IGM Biosciences, Inc. (a) (d)	796	14
Immunocore Holdings PLC, ADR (a) (d)	699	26
Inari Medical, Inc. (a)	2,605	177
Instil Bio, Inc. (a) (d)	1,072	5
Insulet Corp. (a)	546	119
Intellia Therapeutics, Inc. (a)	1,502	78
IO Biotech, Inc. (a)	77	—	(c)
Iovance Biotherapeutics, Inc. (a)	2,461	27
LianBio, ADR (a)	13,402	29
Maravai LifeSciences Holdings, Inc., Class A (a)	1,150	33
Merit Medical Systems, Inc. (a)	1,525	83
NanoString Technologies, Inc. (a)	3,309	42
Natera, Inc. (a)	1,954	69
NeoGenomics, Inc. (a)	3,529	29
Neurocrine Biosciences, Inc. (a)	336	33
Nurix Therapeutics, Inc. (a)	439	6
ORIC Pharmaceuticals, Inc. (a)	3,909	17
Oyster Point Pharma, Inc. (a) (d)	396	2
PMV Pharmaceuticals, Inc. (a) (d)	280	4
PolyPid Ltd. (a)	7,333	34
Pulmonx Corp. (a) (d)	1,906	28

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
RadNet, Inc. (a)	3,159	$55
Reata Pharmaceuticals, Inc., Class A (a)	645	20
Recursion Pharmaceuticals, Inc., Class A (a)	218	2
Repligen Corp. (a)	370	60
Singular Genomics Systems, Inc. (a) (d)	5,036	19
Stoke Therapeutics, Inc. (a)	1,486	20
Sutro Biopharma, Inc. (a)	3,661	19
TCR2 Therapeutics, Inc. (a)	8,824	26
TG Therapeutics, Inc. (a)	2,119	9
Veracyte, Inc. (a)	3,428	68
Xencor, Inc. (a)	822	22
Zai Lab Ltd., ADR (a)	598	21
		1,994
Industrials (14.8%):
AGCO Corp.	1,000	99
ASGN, Inc. (a)	1,743	157
BWX Technologies, Inc.	1,070	59
Casella Waste Systems, Inc. (a)	2,176	158
Chart Industries, Inc. (a)	1,114	186
Construction Partners, Inc., Class A (a)	1,877	39
ESCO Technologies, Inc.	571	39
Kaman Corp.	1,610	50
Kratos Defense & Security Solutions, Inc. (a)	6,093	85
McGrath RentCorp	1,522	116
Owens Corning	2,069	154
PGT Innovations, Inc. (a)	3,825	64
Regal Rexnord Corp.	340	39
Sensata Technologies Holding PLC	1,965	81
Shoals Technologies Group, Inc., Class A (a)	8,596	142
The AZEK Co., Inc. (a)	2,561	43
Zurn Water Solutions Corp.	2,954	80
		1,591
Information Technology (22.2%):
ACV Auctions, Inc., Class A (a)	357	2
Alteryx, Inc., Class A (a)	441	21
Avaya Holdings Corp. (a) (d)	12,599	28
Blackline, Inc. (a)	2,235	149
BM Technologies, Inc. (a) (d)	606	4
C3.ai, Inc., Class A (a) (d)	848	16
Couchbase, Inc. (a)	377	6
CS Disco, Inc. (a)	4,343	78
Digital Turbine, Inc. (a)	1,163	20
DoubleVerify Holdings, Inc. (a)	363	8
Dropbox, Inc., Class A (a)	1,247	26
Elastic NV (a)	2,867	194
Endava PLC, ADR (a)	1,637	145
Expensify, Inc., Class A (a)	5,375	96
Flywire Corp. (a)	1,122	20

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ForgeRock, Inc., Class A (a) (d)	383	$8
Freshworks, Inc., Class A (a) (d)	3,873	51
Globant SA (a)	841	146
Intapp, Inc. (a)	75	1
JFrog Ltd. (a)	6,700	141
Mitek Systems, Inc. (a)	9,134	84
Monday.com Ltd. (a) (d)	37	4
Napco Security Technologies, Inc. (a)	10,722	221
PagerDuty, Inc. (a)	4,305	107
Ping Identity Holding Corp. (a)	3,255	59
SentinelOne, Inc., Class A (a)	3,720	87
Shift4 Payments, Inc., Class A (a)	1,480	49
SiTime Corp. (a)	1,041	170
Smartsheet, Inc., Class A (a)	2,908	91
TaskUS, Inc., Class A (a)	6,682	113
Vizio Holding Corp., Class A (a)	6,005	41
WNS Holdings Ltd., ADR (a)	2,735	204
		2,390
Materials (4.5%):
CF Industries Holdings, Inc.	720	62
Compass Minerals International, Inc.	1,115	39
FMC Corp.	795	85
Franco-Nevada Corp.	824	108
Intrepid Potash, Inc. (a)	1,715	78
Summit Materials, Inc., Class A (a)	4,929	115
		487
Real Estate (1.7%):
Rexford Industrial Realty, Inc.	1,252	72
UMH Properties, Inc.	6,434	114
		186
Total Common Stocks (Cost $11,307)		10,595
Warrants (0.0%) (e)
Health Care (0.0%): (e)
BioNano Genomics, Inc. (a) (f)	8,136	2
Total Warrants (Cost $—)		2
Collateral for Securities Loaned (4.8%)^
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 1.47% (g)	16,022	16
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (g)	7,996	8
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (g)	99,723	100
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (g)	63,756	64
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (g)	42,518	42

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (g)	286,659	$287
Total Collateral for Securities Loaned (Cost $517)		517
Total Investments (Cost $11,824) — 103.2%		11,114
Liabilities in excess of other assets — (3.2)%		(348)
NET ASSETS — 100.00%		$10,766

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of June 30, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(c)  Rounds to less than $1 thousand.

(d)  All or a portion of this security is on loan.

(e)  Amount represents less than 0.05% of net assets.

(f)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2022, illiquid securities were less than 0.05% of net assets.

(g)  Rate disclosed is the daily yield on June 30, 2022.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.8%)
Australia (4.1%):
Consumer Discretionary (0.3%):
Aristocrat Leisure Ltd.	25,881	$615
Energy (0.9%):
Santos Ltd.	147,322	747
Woodside Energy Group Ltd.	40,879	898
		1,645
Financials (1.2%):
Macquarie Group Ltd.	6,345	722
National Australia Bank Ltd.	85,361	1,619
		2,341
Health Care (0.5%):
Sonic Healthcare Ltd.	37,390	852
Materials (0.5%):
Rio Tinto Ltd.	13,391	955
Real Estate (0.7%):
Goodman Group (a)	48,738	602
Stockland	273,796	683
		1,285
		7,693
Austria (0.4%):
Industrials (0.4%):
ANDRITZ AG	17,446	704
Brazil (1.8%):
Energy (0.5%):
Petro Rio SA (b)	240,600	1,011
Financials (0.5%):
Banco do Brasil SA	146,600	935
Materials (0.4%):
Gerdau SA, Preference Shares	169,700	725
Utilities (0.4%):
Cia Energetica de Minas Gerais, Preference Shares	323,350	641
		3,312
Canada (6.5%):
Consumer Discretionary (0.4%):
BRP, Inc. (a)	10,928	672
Energy (1.2%):
Headwater Exploration, Inc. (b)	125,512	528
Parex Resources, Inc.	48,148	815
Suncor Energy, Inc.	27,265	957
		2,300

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (3.1%):
Element Fleet Management Corp. (a)	89,793	$936
Fairfax Financial Holdings Ltd.	1,404	744
Intact Financial Corp.	9,556	1,348
National Bank of Canada (a)	21,002	1,379
The Bank of Nova Scotia	22,381	1,325
		5,732
Industrials (0.3%):
Finning International, Inc.	27,160	572
Materials (1.5%):
Nutrien Ltd.	14,048	1,119
Teck Resources Ltd., Class B	28,123	860
West Fraser Timber Co. Ltd.	10,629	816
		2,795
		12,071
Chile (0.6%):
Consumer Discretionary (0.3%):
Falabella SA	245,732	576
Consumer Staples (0.3%):
Cencosud SA	384,409	490
		1,066
China (7.6%):
Communication Services (1.3%):
Tencent Holdings Ltd.	53,600	2,426
Consumer Discretionary (2.6%):
Alibaba Group Holding Ltd. (b)	84,796	1,210
BYD Co. Ltd., Class H	25,000	1,008
Guangzhou Automobile Group Co. Ltd., Class H	692,000	671
JD.com, Inc., Class A	24,613	793
Zhongsheng Group Holdings Ltd.	166,000	1,173
		4,855
Financials (1.6%):
Agricultural Bank of China Ltd., Class H (b)	1,600,000	605
Bank of China Ltd., Class H (b)	2,233,275	892
China Construction Bank Corp., Class H (a)	1,304,000	879
Huatai Securities Co. Ltd., Class H (c)	471,000	701
		3,077
Health Care (0.3%):
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	161,500	601
Industrials (0.8%):
China Railway Group Ltd., Class H	1,591,000	985
COSCO SHIPPING Holdings Co. Ltd., Class H	392,650	551
		1,536

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.6%):
Anhui Conch Cement Co. Ltd., Class H	246,500	$1,070
Utilities (0.4%):
China Longyuan Power Group Corp. Ltd., Class H	374,000	725
		14,290
Denmark (2.2%):
Consumer Discretionary (0.2%):
Pandora A/S	8,047	511
Health Care (1.4%):
Novo Nordisk A/S, Class B	23,256	2,580
Industrials (0.6%):
AP Moller — Maersk A/S, Class B	475	1,115
		4,206
Finland (0.7%):
Industrials (0.3%):
Metso Outotec Oyj	81,905	618
Information Technology (0.4%):
Nokia Oyj	133,433	619
		1,237
France (6.6%):
Communication Services (0.8%):
Publicis Groupe SA	18,426	906
Vivendi SE	51,517	526
		1,432
Consumer Discretionary (1.4%):
LVMH Moet Hennessy Louis Vuitton SE	4,248	2,603
Consumer Staples (0.7%):
Pernod Ricard SA	6,810	1,259
Financials (0.8%):
AXA SA	24,844	568
BNP Paribas SA	18,990	908
		1,476
Industrials (1.4%):
Cie de Saint-Gobain	19,477	841
Eiffage SA	6,593	596
Rexel SA	37,088	573
Teleperformance	1,861	575
		2,585
Information Technology (0.9%):
Capgemini SE	6,567	1,132
Edenred	12,740	604
		1,736

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.3%):
Arkema SA	7,407	$662
Real Estate (0.3%):
Klepierre SA	27,268	528
		12,281
Germany (4.9%):
Communication Services (1.0%):
Deutsche Telekom AG	89,774	1,785
Consumer Discretionary (0.5%):
Mercedes-Benz Group AG	15,750	915
Energy (0.3%):
VERBIO Vereinigte BioEnergie AG	11,742	591
Financials (0.4%):
Hannover Rueck SE	5,263	767
Health Care (1.4%):
Bayer AG, Registered Shares	20,812	1,243
Merck KGaA	7,744	1,313
		2,556
Industrials (0.5%):
Deutsche Post AG, Registered Shares	27,036	1,021
Information Technology (0.6%):
Infineon Technologies AG	23,136	563
SAP SE	5,245	478
		1,041
Real Estate (0.2%):
LEG Immobilien SE	5,603	466
		9,142
Hong Kong (2.0%):
Consumer Discretionary (0.4%):
Chow Tai Fook Jewellery Group Ltd.	427,000	807
Consumer Staples (0.3%):
WH Group Ltd. (c)	824,500	638
Information Technology (0.8%):
Lenovo Group Ltd.	1,588,000	1,492
Real Estate (0.5%):
CK Asset Holdings Ltd.	121,895	866
		3,803
India (2.9%):
Energy (0.7%):
Reliance Industries Ltd. (b)	42,193	1,394

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.7%):
Angel One Ltd.	25,087	$386
Canara Bank	387,198	893
		1,279
Information Technology (0.6%):
Mindtree Ltd.	13,525	497
Tata Consultancy Services Ltd.	13,601	565
		1,062
Materials (0.4%):
UPL Ltd.	102,771	825
Utilities (0.5%):
Power Grid Corp. of India Ltd.	318,853	858
		5,418
Indonesia (0.8%):
Communication Services (0.4%):
PT Sarana Menara Nusantara Tbk	9,781,200	723
Consumer Staples (0.4%):
PT Industri Jamu Dan Farmasi Sido Muncul Tbk	10,577,000	710
		1,433
Ireland (1.0%):
Health Care (0.5%):
ICON PLC (b)	4,208	912
Industrials (0.5%):
DCC PLC	14,259	887
		1,799
Israel (0.7%):
Financials (0.3%):
Bank Leumi Le-Israel BM	67,497	604
Information Technology (0.4%):
Nice Ltd. (b)	3,889	751
		1,355
Italy (1.3%):
Industrials (0.4%):
Leonardo SpA	75,301	764
Information Technology (0.2%):
Nexi SpA (a) (b) (c)	54,423	452
Utilities (0.7%):
Enel SpA	139,799	766
Iren SpA (b)	231,813	507
		1,273
		2,489

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Japan (14.1%):
Communication Services (1.0%):
Konami Holdings Corp.	10,000	$554
Nippon Telegraph & Telephone Corp.	41,800	1,201
		1,755
Consumer Discretionary (2.2%):
Open House Group Co. Ltd.	15,200	605
Sony Group Corp.	24,900	2,031
Toyota Motor Corp.	98,800	1,525
		4,161
Consumer Staples (1.0%):
Ajinomoto Co., Inc.	33,300	812
Seven & i Holdings Co. Ltd.	27,300	1,060
		1,872
Financials (2.0%):
Mizuho Financial Group, Inc.	72,310	823
ORIX Corp.	75,600	1,267
Sumitomo Mitsui Financial Group, Inc.	31,125	925
Tokio Marine Holdings, Inc.	12,200	712
		3,727
Health Care (0.7%):
Hoya Corp.	6,700	573
Ono Pharmaceutical Co. Ltd.	27,200	699
		1,272
Industrials (4.0%):
AGC, Inc.	19,500	685
Fuji Electric Co. Ltd.	20,500	848
Hitachi Ltd.	23,600	1,123
ITOCHU Corp.	49,700	1,341
Komatsu Ltd.	34,500	768
Mitsui & Co. Ltd.	42,100	925
NIPPON EXPRESS HOLDINGS, Inc.	13,600	741
Nippon Yusen KK	14,500	995
		7,426
Information Technology (1.7%):
Canon, Inc.	25,400	576
Fujitsu Ltd.	7,400	926
Murata Manufacturing Co. Ltd.	12,100	659
Tokyo Electron Ltd.	3,200	1,044
		3,205
Materials (0.8%):
Shin-Etsu Chemical Co. Ltd.	6,300	708
Tosoh Corp.	57,400	714
		1,422

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (0.3%):
Mitsui Fudosan Co. Ltd.	29,500	$634
Utilities (0.4%):
Osaka Gas Co. Ltd.	42,100	807
		26,281
Korea, Republic Of (3.6%):
Communication Services (0.7%):
Cheil Worldwide, Inc.	33,988	624
JYP Entertainment Corp.	18,216	678
		1,302
Consumer Discretionary (0.7%):
Kia Corp.	13,272	792
LG Electronics, Inc.	8,218	561
		1,353
Financials (0.4%):
Hana Financial Group, Inc.	21,285	647
Industrials (0.3%):
Samsung Engineering Co. Ltd. (b)	37,663	626
Information Technology (1.5%):
LG Innotek Co. Ltd.	5,100	1,353
Samsung Electronics Co. Ltd.	31,177	1,376
		2,729
		6,657
Luxembourg (0.7%):
Energy (0.4%):
Tenaris SA	56,126	721
Materials (0.3%):
ArcelorMittal SA	29,487	661
		1,382
Malaysia (0.9%):
Consumer Staples (0.3%):
Kuala Lumpur Kepong Bhd	109,200	543
Financials (0.6%):
RHB Bank Bhd	929,500	1,209
		1,752
Mexico (0.8%):
Communication Services (0.4%):
America Movil SAB de CV, Class L	652,934	667
Consumer Staples (0.4%):
Arca Continental SAB de CV	114,670	756
		1,423

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Netherlands (3.5%):
Consumer Staples (1.1%):
Heineken NV	8,225	$749
Koninklijke Ahold Delhaize NV	49,154	1,279
		2,028
Financials (0.8%):
ING Groep NV	69,479	684
NN Group NV	17,768	805
		1,489
Health Care (0.4%):
QIAGEN NV (b)	15,684	737
Industrials (0.2%):
Signify NV (c)	14,226	469
Information Technology (1.0%):
ASM International NV	3,122	777
STMicroelectronics NV	32,984	1,043
		1,820
		6,543
Norway (1.4%):
Consumer Staples (0.3%):
Mowi ASA	27,580	631
Energy (0.7%):
Equinor ASA	18,961	661
Var Energi ASA	156,049	609
		1,270
Materials (0.4%):
Yara International ASA	18,166	762
		2,663
Russian Federation (0.0%): (d)
Consumer Staples (0.0%):
Magnit PJSC, GDR (e) (h)	36,370	—	(f)
Energy (0.0%):
LUKOIL PJSC, ADR (e) (h) (i) (j)	8,489	1
Financials (0.0%):
Sberbank of Russia PJSC (b) (e) (h) (i) (j)	220,230	1
		2
Saudi Arabia (0.8%):
Energy (0.3%):
Saudi Arabian Oil Co. (c)	55,985	579
Financials (0.5%):
Alinma Bank	109,658	980
		1,559

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Singapore (1.6%):
Consumer Staples (0.6%):
Wilmar International Ltd.	394,600	$1,149
Financials (0.6%):
DBS Group Holdings Ltd.	53,000	1,134
Utilities (0.4%):
Sembcorp Industries Ltd.	329,800	677
		2,960
South Africa (0.6%):
Financials (0.3%):
Absa Group Ltd. (a)	60,454	577
Materials (0.3%):
Impala Platinum Holdings Ltd.	45,369	504
		1,081
Spain (2.1%):
Financials (0.8%):
Banco Santander SA	310,235	878
Bankinter SA	102,410	640
		1,518
Health Care (0.3%):
Laboratorios Farmaceuticos Rovi SA	10,671	654
Utilities (1.0%):
Corp. ACCIONA Energias Renovables SA	24,864	964
Iberdrola SA	83,227	866
		1,830
		4,002
Sweden (1.1%):
Industrials (0.7%):
Sandvik AB	39,912	651
Volvo AB, Class B	37,036	577
		1,228
Materials (0.4%):
Boliden AB	26,287	841
		2,069
Switzerland (7.2%):
Consumer Discretionary (0.5%):
Cie Financiere Richemont SA, Registered Shares	7,827	842
Consumer Staples (1.8%):
Coca-Cola HBC AG	35,497	791
Nestle SA, Registered Shares	22,790	2,664
		3,455

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (1.6%):
Julius Baer Group Ltd.	19,630	$911
Swiss Life Holding AG	2,546	1,243
UBS Group AG	47,463	767
		2,921
Health Care (2.9%):
Alcon, Inc.	9,585	672
Novartis AG, Registered Shares	24,290	2,060
Roche Holding AG	7,997	2,674
		5,406
Materials (0.4%):
Holcim AG	17,247	740
		13,364
Taiwan (4.0%):
Financials (0.8%):
Chailease Holding Co. Ltd.	98,895	694
Fubon Financial Holding Co. Ltd.	397,839	800
		1,494
Health Care (0.5%):
Lotus Pharmaceutical Co. Ltd.	179,000	925
Information Technology (2.7%):
MediaTek, Inc.	34,000	746
Realtek Semiconductor Corp.	103,000	1,260
Taiwan Semiconductor Manufacturing Co. Ltd.	190,000	3,046
		5,052
		7,471
Thailand (0.5%):
Health Care (0.5%):
Chularat Hospital PCL	8,368,500	876
United Arab Emirates (0.4%):
Real Estate (0.4%):
Emaar Development PJSC (b)	636,237	737
United Kingdom (9.4%):
Communication Services (0.2%):
WPP PLC	46,586	471
Consumer Discretionary (1.5%):
Barratt Developments PLC	83,188	465
JD Sports Fashion PLC (b)	590,213	832
Stellantis NV	126,988	1,576
		2,873
Consumer Staples (0.6%):
Tesco PLC	345,462	1,076

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (1.1%):
BP PLC	292,685	$1,374
Harbour Energy PLC	142,991	635
		2,009
Financials (2.1%):
3i Group PLC	94,348	1,279
Barclays PLC	355,627	665
Legal & General Group PLC	201,307	588
Standard Chartered PLC	182,555	1,378
		3,910
Health Care (1.1%):
AstraZeneca PLC	15,133	1,996
Industrials (1.1%):
Ashtead Group PLC	13,728	578
Electrocomponents PLC	57,090	607
Ferguson PLC	6,991	783
		1,968
Materials (1.0%):
Anglo American PLC	53,198	1,901
Real Estate (0.3%):
Safestore Holdings PLC	46,679	604
Utilities (0.4%):
Drax Group PLC	92,977	730
		17,538
Total Common Stocks (Cost $191,666)		180,659
Exchange-Traded Funds (1.5%)
United States (1.5%):
iShares Core MSCI EAFE ETF	38,141	2,245
iShares Core MSCI Emerging Markets ETF	11,829	580
Total Exchange-Traded Funds (Cost $3,437)		2,825
Collateral for Securities Loaned (1.9%)^
United States (1.9%):
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (g)	107,682	108
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (g)	53,738	54
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (g)	670,226	670
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (g)	428,494	428
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (g)	285,757	286

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (g)	1,926,491	$1,926
Total Collateral for Securities Loaned (Cost $3,472)		3,472
Total Investments (Cost $198,575) — 100.2%		186,956
Liabilities in excess of other assets — (0.2)%		(325)
NET ASSETS — 100.00%		$186,631

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of June 30, 2022, the fair value of these securities was $2,839 (thousands) and amounted to 1.5% of net assets.

(d)  Amount represents less than 0.05% of net assets.

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of June 30, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(f)  Rounds to less than $1 thousand.

(g)  Rate disclosed is the daily yield on June 30, 2022.

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2022, illiquid securities were less than 0.05% of net assets.

(i)  Restricted security that is not registered under the Securities Act of 1933.

(j)  The following table details the acquisition date and cost of the Fund's restricted securities at June 30, 2022 (amount in thousand):

Security Name	Acquisition Date	Cost
LUKOIL PJSC, ADR	8/21/2019	$729
Sberbank of Russia PJSC, ADR	12/9/2016	752

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.2%)
Australia (7.2%):
Communication Services (0.3%):
Nine Entertainment Co. Holdings Ltd.	7,017,220	$8,874
Consumer Discretionary (0.7%):
JB Hi-Fi Ltd.	368,935	9,810
Super Retail Group Ltd.	1,200,198	7,048
		16,858
Consumer Staples (0.7%):
Elders Ltd.	2,006,327	17,463
Energy (0.7%):
Beach Energy Ltd.	16,041,275	19,102
Financials (0.7%):
Bank of Queensland Ltd.	2,250,398	10,377
Pendal Group Ltd.	2,451,696	7,500
		17,877
Industrials (0.3%):
Seven Group Holdings Ltd. (a)	771,004	8,862
Information Technology (0.5%):
Technology One Ltd.	1,567,348	11,620
Materials (2.4%):
Allkem, Ltd. (b)	3,279,539	23,452
CSR Ltd.	2,350,884	6,607
Iluka Resources Ltd.	1,863,774	12,155
Incitec Pivot, Ltd.	4,922,198	11,325
OZ Minerals Ltd.	615,026	7,559
		61,098
Real Estate (0.9%):
Charter Hall Group	1,417,885	10,633
Shopping Centres Australasia Property Group	6,401,780	12,193
		22,826
		184,580
Canada (9.8%):
Consumer Discretionary (1.1%):
AutoCanada, Inc. (b)	360,563	6,881
BRP, Inc. (a)	349,569	21,517
		28,398
Energy (2.4%):
ARC Resources Ltd. (a)	2,235,175	28,187
Headwater Exploration, Inc. (a) (b)	1,786,082	7,508
Parex Resources, Inc. (a)	967,306	16,385
Vermilion Energy, Inc.	442,004	8,414
		60,494
See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.8%):
Element Fleet Management Corp.	1,177,448	$12,278
Laurentian Bank of Canada	268,285	8,063
		20,341
Industrials (1.4%):
ATS Automation Tooling Systems, Inc. (b)	587,973	16,150
Ballard Power Systems, Inc. (a) (b)	300,676	1,899
Finning International, Inc.	846,695	17,822
		35,871
Information Technology (0.9%):
Celestica, Inc. (b)	1,341,380	13,049
The Descartes Systems Group, Inc. (b)	181,562	11,284
		24,333
Materials (1.8%):
Aginco Eagle Mines Ltd.	1	—	(c)
Canfor Corp. (b)	487,505	8,504
Dundee Precious Metals, Inc.	1,721,287	8,573
Methanex Corp. (a)	300,208	11,470
OceanaGold Corp. (b)	1,324,358	2,542
Stella-Jones, Inc.	311,660	7,870
Yamana Gold, Inc.	1,581,632	7,361
		46,320
Real Estate (1.2%):
Boardwalk Real Estate Invest (a)	416,291	13,547
Tricon Residential, Inc.	1,630,331	16,531
		30,078
Utilities (0.2%):
TransAlta Corp.	446,560	5,097
		250,932
Denmark (0.4%):
Financials (0.4%):
Jyske Bank A/S, Registered Shares (b)	226,771	11,179
Finland (1.1%):
Industrials (0.6%):
Valmet Oyj	633,704	15,614
Information Technology (0.5%):
TietoEVRY Oyj	464,812	11,519
		27,133
France (8.1%):
Communication Services (0.3%):
Criteo SA, ADR (b)	337,989	8,247

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (0.8%):
Faurecia SE (a)	493,385	$9,886
La Francaise des Jeux SAEM (d)	301,315	10,462
		20,348
Energy (0.7%):
Vallourec SA (b)	1,579,772	18,934
Health Care (0.3%):
Ipsen SA	71,885	6,805
Industrials (2.9%):
Eiffage SA	244,797	22,141
Elis SA	910,969	12,187
Nexans SA	148,672	11,581
Rexel SA	907,944	14,028
SPIE SA	653,750	14,265
		74,202
Information Technology (1.6%):
Edenred	220,744	10,455
SOITEC (b)	92,520	13,288
Sopra Steria Group	110,204	16,571
		40,314
Materials (0.4%):
Arkema SA	119,355	10,675
Real Estate (1.1%):
Klepierre SA	911,353	17,634
Nexity SA	391,216	10,503
		28,137
		207,662
Germany (7.8%):
Communication Services (1.4%):
Freenet AG	539,417	13,450
ProSiebenSat.1 Media SE	1,080,134	10,045
United Internet AG, Registered Shares	406,519	11,651
		35,146
Consumer Discretionary (0.4%):
Hugo Boss AG	192,692	10,202
Energy (0.2%):
VERBIO Vereinigte BioEnergie AG	120,144	6,052
Financials (0.9%):
Deutsche Pfandbriefbank AG (d)	1,393,259	12,583
DWS Group GmbH & Co. KGaA (d)	351,007	9,253
		21,836

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.7%):
Dermapharm Holding SE	140,411	$6,996
Gerresheimer AG (a)	182,284	11,906
		18,902
Industrials (1.7%):
GEA Group AG	344,397	11,938
Rheinmetall AG	134,261	30,978
		42,916
Information Technology (0.9%):
AIXTRON SE	462,308	11,807
Bechtle AG	278,670	11,445
		23,252
Materials (1.3%):
Aurubis AG	150,499	10,268
K+S AG, Registered Shares	559,078	13,605
LANXESS AG	250,831	9,052
		32,925
Real Estate (0.3%):
TAG Immobilien AG	650,266	7,444
		198,675
Gibraltar (0.4%):
Consumer Discretionary (0.4%):
888 Holdings PLC (a)	4,369,668	8,920
Hong Kong (2.0%):
Health Care (0.2%):
The United Laboratories International Holdings Ltd.	8,992,000	5,350
Industrials (1.0%):
LK Technology Holdings Ltd.	8,270,000	15,876
Pacific Basin Shipping Ltd.	28,275,000	10,871
		26,747
Information Technology (0.4%):
ASM Pacific Technology Ltd.	1,131,300	9,629
Real Estate (0.4%):
Hysan Development Co. Ltd.	3,316,000	10,004
		51,730
Ireland (1.6%):
Consumer Discretionary (0.4%):
Dalata Hotel Group PLC (b)	2,609,879	9,518
Consumer Staples (0.4%):
Glanbia PLC	1,063,739	11,548
Financials (0.8%):
Bank of Ireland Group PLC	3,153,743	19,931
		40,997

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Israel (1.2%):
Communication Services (0.6%):
Perion Network Ltd. (a) (b)	816,600	$14,846
Health Care (0.3%):
Inmode Ltd. (b)	394,667	8,844
Information Technology (0.3%):
Radware Ltd. (b)	330,816	7,169
		30,859
Italy (1.9%):
Financials (0.4%):
Banco Bpm SpA	3,314,321	9,460
Information Technology (0.7%):
Reply SpA	136,175	16,563
Materials (0.4%):
Buzzi Unicem SpA (a)	605,988	9,946
Utilities (0.4%):
Iren SpA (b)	5,053,825	11,056
		47,025
Japan (19.6%):
Communication Services (1.3%):
Gungho Online Entertainment, Inc.	564,800	10,022
Internet Initiative Japan, Inc.	660,100	23,137
		33,159
Consumer Discretionary (3.8%):
ASKUL Corp.	694,000	8,296
Komeri Co. Ltd.	422,800	8,223
Open House Group Co. Ltd.	486,100	19,352
Resorttrust, Inc.	620,400	10,162
Sankyo Co. Ltd.	308,500	9,334
Shimamura Co. Ltd.	129,700	11,398
Sumitomo Forestry Co. Ltd.	771,000	10,967
Tokyotokeiba Co. Ltd.	203,200	5,889
Toyo Tire Corp.	1,013,000	12,664
		96,285
Consumer Staples (1.0%):
Morinaga Milk Industry Co. Ltd.	206,300	7,389
Nippon Suisan Kaisha Ltd.	2,587,500	10,941
Valor Holdings Co. Ltd.	484,700	6,528
		24,858
Financials (0.6%):
North Pacific Bank Ltd.	3,723,300	6,131
Zenkoku Hosho Co. Ltd.	341,700	10,734
		16,865

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (1.8%):
Eiken Chemical Co. Ltd.	651,200	$8,587
Jeol Ltd.	176,500	6,832
Miraca Holdings, Inc.	569,400	12,383
Sawai Group Holdings Co. Ltd.	270,800	8,214
Suzuken Co. Ltd.	341,600	9,630
		45,646
Industrials (5.1%):
BayCurrent Consulting, Inc.	51,800	13,851
CKD Corp.	694,300	8,873
Daihen Corp.	285,800	8,868
Dmg Mori Co. Ltd. (a)	585,300	7,281
Ebara Corp.	200,600	7,497
Fujikura Ltd.	1,389,400	7,871
FULLCAST Holdings Co. Ltd.	479,800	7,687
Infroneer Holdings, Inc.	1,187,500	8,441
Kumagai Gumi Co. Ltd.	401,200	8,125
Outsourcing, Inc.	885,700	6,775
Sankyu, Inc.	257,700	7,420
Sanwa Holdings Corp.	991,900	9,500
Takeuchi Manufacturing Co. Ltd.	500,600	8,592
TechnoPro Holdings, Inc.	431,200	8,657
Ushio, Inc.	821,600	10,177
		129,615
Information Technology (3.1%):
Fuji Soft, Inc.	192,200	11,041
NEC Networks & System Integration Corp.	756,600	10,249
Nippon Electric Glass Co. Ltd. (a)	771,000	14,769
Shinko Electric Industries Co. Ltd.	833,000	21,518
Taiyo Yuden Co. Ltd.	342,100	11,659
Tokyo Seimitsu Co. Ltd.	276,900	9,129
		78,365
Materials (1.3%):
Kaneka Corp.	354,000	8,720
Rengo Co. Ltd.	1,893,500	10,290
Tokyo Ohka Kogyo Co. Ltd.	148,800	7,284
Zeon Corp.	667,600	6,477
		32,771
Real Estate (1.3%):
Invincible Investment Corp.	25,966	7,650
Kenedix Office Investment Corp.	1,623	8,164
Nippon Accommodations Fund, Inc.	2,010	10,114
Starts Corp., Inc.	373,100	7,652
		33,580
Utilities (0.3%):
West Holdings Corp. (a)	295,100	7,914
		499,058

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Korea, Republic Of (5.1%):
Communication Services (0.4%):
JYP Entertainment Corp.	267,119	$9,943
Consumer Discretionary (0.5%):
Coway Co. Ltd.	149,049	7,376
Youngone Corp.	220,380	6,544
		13,920
Consumer Staples (0.6%):
Cosmax, Inc.	86,746	3,782
Lotte Chilsung Beverage Co., Ltd.	83,269	11,267
		15,049
Health Care (0.8%):
Dentium Co. Ltd.	52,743	3,480
Osstem Implant Co. Ltd.	116,286	8,997
PharmaResearch Co. Ltd.	138,311	7,194
		19,671
Industrials (0.8%):
KCC Corp.	31,277	6,941
Samsung Engineering Co. Ltd. (b)	811,194	13,486
		20,427
Information Technology (1.6%):
Daeduck Electronics Co. Ltd.	152,137	3,075
LEENO Industrial, Inc.	82,026	8,230
LG Innotek Co. Ltd.	53,677	14,241
LX Semicon Co. Ltd.	122,601	9,101
Partron Co. Ltd.	1,080,299	7,060
		41,707
Materials (0.4%):
LOTTE Fine Chemical Co. Ltd.	174,975	8,863
		129,580
Netherlands (4.0%):
Financials (1.2%):
ASR Nederland NV	454,546	18,323
Euronext NV (d)	139,385	11,430
		29,753
Health Care (0.8%):
Argenx SE, ADR (b)	51,601	19,550
Industrials (1.7%):
Aalberts NV	278,269	10,805
Fugro NV (b)	1,235,097	15,544
Signify NV (d)	509,901	16,819
		43,168

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.3%):
BE Semiconductor Industries NV	172,542	$8,244
		100,715
Norway (0.3%):
Financials (0.3%):
Sparebanken Vest	891,977	7,972
Singapore (1.2%):
Real Estate (0.6%):
Frasers Logistics & Commercial Trust	14,328,800	13,729
Utilities (0.6%):
Sembcorp Industries Ltd.	7,902,500	16,224
		29,953
Spain (3.6%):
Financials (0.8%):
Bankinter SA	3,145,294	19,671
Health Care (0.7%):
Laboratorios Farmaceuticos Rovi SA	296,829	18,177
Industrials (0.8%):
Applus Services SA	1,125,751	7,799
Cia de Distribucion Integral Logista Holdings SA	636,621	12,473
		20,272
Materials (0.5%):
Acerinox SA (b)	1,290,284	12,526
Real Estate (0.4%):
Merlin Properties Socimi SA	1,057,985	10,244
Utilities (0.4%):
Acciona SA	—	—
Corp. ACCIONA Energias Renovables SA (a)	274,825	10,655
		10,655
		91,545
Sweden (2.1%):
Consumer Discretionary (0.2%):
Dometic Group AB (a) (d)	1,025,590	6,053
Industrials (1.2%):
Intrum AB (a)	507,505	9,713
Saab AB, Class B	218,145	9,026
Trelleborg AB, Class B	523,275	10,593
		29,332

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (0.7%):
Cibus Nordic Real Estate AB	473,125	$7,326
Wihlborgs Fastigheter AB	1,585,111	11,095
		18,421
		53,806
Switzerland (5.4%):
Consumer Discretionary (0.3%):
Forbo Holding AG, Registered Shares	6,629	8,859
Financials (1.6%):
Julius Baer Group Ltd.	292,831	13,587
Swissquote Group Holding SA, Registered Shares	85,165	8,688
Vontobel Holding AG, Class R	259,758	18,254
		40,529
Health Care (1.5%):
Galenica AG (d)	227,425	17,498
Siegfried Holding AG	14,318	9,171
Tecan Group AG, Class R	36,715	10,692
		37,361
Industrials (1.2%):
Adecco Group AG	221,217	7,541
Bucher Industries AG, Registered Shares	40,632	14,185
Sulzer AG, Registered Shares	167,522	10,444
		32,170
Real Estate (0.8%):
PSP Swiss Property AG, Registered Shares	176,374	19,640
		138,559
United Kingdom (13.4%):
Communication Services (0.8%):
Airtel Africa PLC (d)	6,061,483	10,068
Future PLC	551,159	11,661
		21,729
Consumer Discretionary (2.1%):
Inchcape PLC	1,568,705	13,329
Marks & Spencer Group PLC (b)	6,142,049	10,188
Pets at Home Group PLC	2,220,263	8,355
Redrow PLC	2,091,674	12,486
Vistry Group PLC	1,027,700	10,466
		54,824
Consumer Staples (0.8%):
Cranswick PLC	275,217	10,305
Tate Lyle PLC	1,070,792	9,811
		20,116
Energy (0.5%):
Capricorn Energy PLC (b)	4,765,808	12,667

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (1.7%):
IG Group Holdings PLC	1,243,623	$10,495
Man Group PLC	3,604,341	11,001
OSB Group PLC	2,468,392	14,504
Virgin Money UK PLC	3,919,612	6,279
		42,279
Health Care (0.8%):
Abcam PLC (b)	722,796	10,387
CVS Group PLC	477,516	9,651
		20,038
Industrials (2.4%):
easyJet PLC (b)	2,221,862	9,978
Electrocomponents PLC	1,154,784	12,281
IMI PLC	1,011,292	14,502
Serco Group PLC	7,797,384	16,535
Travis Perkins PLC	606,174	7,184
		60,480
Information Technology (1.4%):
Computacenter PLC	645,913	18,494
Micro Focus International PLC	2,085,069	7,094
Spirent Communications PLC	3,535,258	10,619
		36,207
Materials (0.3%):
Endeavour Mining PLC (a)	366,976	7,593
Real Estate (1.8%):
LondonMetric Property PLC	4,480,581	12,450
Safestore Holdings PLC	1,387,201	17,959
Savills PLC	713,599	8,797
Tritax Big Box REIT PLC	3,445,343	7,634
		46,840
Utilities (0.8%):
Atlantica Sustainable Infrastructure PLC	306,556	9,889
Drax Group PLC	1,294,292	10,158
		20,047
		342,820
United States (1.0%):
Consumer Discretionary (0.4%):
International Game Technology PLC (a)	562,283	10,436
Industrials (0.3%):
Reliance Worldwide Corp. Ltd.	3,143,502	8,783
Materials (0.3%):
SSR Mining, Inc.	410,618	6,859
		26,078
Total Common Stocks (Cost $2,694,613)		2,479,778

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (0.8%)
United States (0.8%):
Vanguard FTSE Developed Markets ETF	461,604	$18,834
Total Exchange-Traded Funds (Cost $20,015)		18,834
Collateral for Securities Loaned (5.0%)^
United States (5.0%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Shares, 1.47% (e)	3,959,392	3,959
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (e)	1,975,932	1,976
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (e)	24,643,852	24,644
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (e)	15,755,469	15,755
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (e)	10,507,120	10,507
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (e)	70,839,664	70,840
Total Collateral for Securities Loaned (Cost $127,681)		127,681
Total Investments (Cost $2,842,309) — 103.0%		2,626,293
Liabilities in excess of other assets — (3.0)%		(75,741)
NET ASSETS — 100.00%		$2,550,552

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rounds to less than $1 thousand.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of June 30, 2022, the fair value of these securities was $94,166 (thousands) and amounted to 3.7% of net assets.

(e)  Rate disclosed is the daily yield on June 30, 2022.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (4.8%)
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 6/15/27, Callable 12/15/23 @ 100 (a)	$298	$291
GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class C, 1.28%, 1/19/27, Callable 12/16/24 @ 100 (a)	245	228
Home Equity Asset Trust, Series 2005-2, Class M5, 2.10% (LIBOR01M+110bps), 7/25/35, Callable 7/25/22 @ 100 (b)	111	111
JPMorgan Chase Bank NA, Series 2021-2, Class C, 0.97%, 12/26/28, Callable 3/25/25 @ 100 (c)	155	150
Santander Drive Auto Receivables Trust, Series 2021-4, Class C, 1.26%, 2/16/27, Callable 6/15/24 @ 100 (a)	283	271
Santander Retail Auto Lease Trust, Series 2021-A, Class C, 1.14%, 3/20/26, Callable 4/20/24 @ 100 (a) (c)	674	639
United Auto Credit Securitization Trust, Series 2022-1, Class C, 2.61%, 6/10/27, Callable 6/10/25 @ 100 (a) (c)	231	223
Westlake Automobile Receivables Trust, Series 2021-1A, Class C, 0.95%, 3/16/26, Callable 6/15/24 @ 100 (a) (c)	332	319
Westlake Automobile Receivables Trust, Series 2021-2A, Class C, 0.89%, 7/15/26, Callable 9/15/24 @ 100 (a) (c)	337	319
Westlake Automobile Receivables Trust, Series 2022-1A, Class C, 3.11%, 3/15/27, Callable 8/15/25 @ 100 (a) (c)	310	303
Total Asset-Backed Securities (Cost $2,972)		2,854
Collateralized Mortgage Obligations (7.8%)
BANK, Series 2020-BN26, Class AS, 2.69%, 3/15/63, Callable 3/15/30 @ 100 (a)	290	251
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.60%, 1/10/48, Callable 11/10/25 @ 100	158	153
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A2, 3.28%, 5/10/58	163	157
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AS, 2.92%, 2/15/53, Callable 2/15/30 @ 100 (a)	257	225
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A4, 2.90%, 7/10/49, Callable 7/10/26 @ 100 (a)	244	232
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.78%, 9/10/58, Callable 9/10/25 @ 100	143	142
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5, 3.72%, 9/15/48, Callable 7/15/25 @ 100 (a)	158	156
COMM Mortgage Trust, Series 2015-CR25, Class A4, 3.76%, 8/10/48, Callable 8/10/25 @ 100 (a)	186	183
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A4, 3.50%, 6/15/57, Callable 4/15/25 @ 100 (a)	212	208
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.72%, 8/15/48, Callable 7/15/25 @ 100 (a)	348	342
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.81%, 11/15/48 (a)	158	155
CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5, 3.50%, 11/15/49, Callable 10/15/26 @ 100	137	133
GS Mortgage Securities Trust, Series 2015-GC30, Class A4, 3.38%, 5/10/50, Callable 5/10/25 @ 100 (a)	162	159

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
GS Mortgage Securities Trust, Series 2016-GS2, Class A4, 3.05%, 5/10/49, Callable 2/10/26 @ 100 (a)	$162	$155
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49, Callable 7/15/26 @ 100 (a)	376	356
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4, 3.23%, 10/15/48, Callable 3/15/25 @ 100 (a)	453	417
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3, 3.80%, 8/15/48, Callable 8/15/25 @ 100 (a)	152	150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.72%, 12/15/49, Callable 12/15/26 @ 100 (a)	158	154
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A4, 2.92%, 11/15/49, Callable 9/15/26 @ 100	149	142
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48, Callable 4/15/25 @ 100 (a)	193	189
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.81%, 12/15/48, Callable 11/15/25 @ 100 (a)	163	161
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4, 3.66%, 9/15/58, Callable 7/15/25 @ 100 (a)	181	178
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A5, 3.24%, 12/15/45, Callable 12/15/22 @ 100	270	266
Total Collateralized Mortgage Obligations (Cost $4,953)		4,664
Convertible Corporate Bonds (7.0%)
Consumer Discretionary (1.2%):
Booking Holdings, Inc., 0.75%, 5/1/25 (a) (d)	305	362
Expedia Group, Inc., 2/15/26 (a) (d) (e)	300	271
Ford Motor Co., 3/15/26 (e)	95	87
		720
Energy (0.6%):
Pioneer Natural Resources Co., 0.25%, 5/15/25 (a)	185	400
Financials (1.6%):
Ares Capital Corp., 4.63%, 3/1/24 (a)	345	359
Barclays Bank PLC 2/4/25 (a) (e)	110	150
2/18/25 (e)	65	68
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (a) (c)	265	276
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	90	94
		947
Health Care (1.0%):
Anthem, Inc., 2.75%, 10/15/42 (a)	53	363
Illumina, Inc., 8/15/23 (a) (e)	280	268
		631
Industrials (0.6%):
Southwest Airlines Co., 1.25%, 5/1/25 (a)	300	355
Information Technology (1.7%):
Akamai Technologies, Inc., 0.13%, 5/1/25 (a)	130	143
Block, Inc., 0.25%, 11/1/27	55	41

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100 (a) (d)	$315	$323
Vishay Intertechnology, Inc., 2.25%, 6/15/25	105	99
Western Digital Corp., 1.50%, 2/1/24 (a)	430	409
		1,015
Real Estate (0.3%):
Kite Realty Group LP, 0.75%, 4/1/27 (a) (c)	185	167
Total Convertible Corporate Bonds (Cost $4,219)		4,235
Convertible Preferred Stocks (3.4%)
Financials (1.4%):
Bank of America Corp., Series L, 7.25% (a) (f)	280	337
KKR & Co., Inc., Series C, 6.00%, 9/15/23 (a)	2,570	150
Wells Fargo & Co., Series L, 7.50% (a) (f)	245	298
		785
Health Care (0.1%):
Danaher Corp., Series B, 5.00%, 4/15/23	39	52
Industrials (0.3%):
Stanley Black & Decker, Inc., 5.25%, 11/15/22 (a)	3,047	205
Utilities (1.6%):
American Electric Power Co., Inc., 6.13%, 8/15/23	1,615	88
CenterPoint Energy, Inc., 4.57%, 9/15/29	1,045	48
DTE Energy Co., 6.25%, 11/1/22 (a)	4,475	230
NextEra Energy, Inc., 5.28%, 3/1/23 (a)	7,295	362
NiSource, Inc., 7.75%, 3/1/24	210	24
The Southern Co., Series 2019, 6.75%, 8/1/22 (a)	5,037	267
		1,019
Total Convertible Preferred Stocks (Cost $2,326)		2,061
Corporate Bonds (39.3%)
Communication Services (1.7%):
AT&T, Inc. 4.25%, 3/1/27, Callable 12/1/26 @ 100 (a)	$129	129
5.15%, 11/15/46, Callable 5/15/46 @ 100 (a)	312	308
CenturyLink, Inc., 6.75%, 12/1/23	115	114
Comcast Corp., 3.45%, 2/1/50, Callable 8/1/49 @ 100 (a)	150	120
Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06 (a) (c)	143	119
Verizon Communications, Inc. 3.38%, 2/15/25 (a)	116	115
3.55%, 3/22/51, Callable 9/22/50 @ 100 (a)	125	100
		1,005
Consumer Discretionary (5.3%):
D.R. Horton, Inc., 2.50%, 10/15/24, Callable 9/15/24 @ 100 (a)	670	640
Dana, Inc., 5.63%, 6/15/28, Callable 6/15/23 @ 102.81	110	95
General Motors Co., 4.88%, 10/2/23 (a)	229	231
Lennar Corp., 5.00%, 6/15/27, Callable 12/15/26 @ 100 (a)	212	210

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Marriott International, Inc., 3.60%, 4/15/24, Callable 3/15/24 @ 100 (a)	$326	$323
Meritage Homes Corp., 6.00%, 6/1/25, Callable 3/1/25 @ 100	63	61
Murphy Oil USA, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a) (c)	201	171
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100 (a)	198	182
NVR, Inc., 3.00%, 5/15/30, Callable 11/15/29 @ 100 (a)	267	229
O'Reilly Automotive, Inc., 4.70%, 6/15/32, Callable 3/15/32 @ 100 (d)	199	198
PulteGroup, Inc., 5.00%, 1/15/27, Callable 10/15/26 @ 100 (a) (d)	240	240
Ross Stores, Inc., 3.38%, 9/15/24, Callable 6/15/24 @ 100 (a)	160	158
The Goodyear Tire Rubber Co., 5.25%, 4/30/31, Callable 1/30/31 @ 100 (a) (d)	188	153
Whirlpool Corp., 2.40%, 5/15/31, Callable 2/15/31 @ 100 (a)	185	154
Yum! Brands, Inc., 3.63%, 3/15/31, Callable 12/15/30 @ 100 (a)	171	145
		3,190
Consumer Staples (1.8%):
7-Eleven, Inc., 0.80%, 2/10/24, Callable 8/8/22 @ 100 (a) (c)	368	349
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (a)	105	103
BAT Capital Corp., 5.28%, 4/2/50, Callable 10/2/49 @ 100 (a)	167	138
Church & Dwight Co., Inc., 2.30%, 12/15/31, Callable 9/15/31 @ 100	139	117
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100 (a)	105	98
Reynolds American, Inc., 6.15%, 9/15/43 (a)	175	159
Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/28/48 @ 100	135	136
		1,100
Energy (2.9%):
Continental Resources, Inc. 4.50%, 4/15/23, Callable 1/15/23 @ 100 (a)	234	235
2.27%, 11/15/26, Callable 11/15/23 @ 100 (a) (c)	267	237
EOG Resources, Inc., 4.95%, 4/15/50, Callable 10/15/49 @ 100 (a)	135	140
HollyFrontier Corp., 2.63%, 10/1/23 (a)	265	257
Marathon Oil Corp., 6.60%, 10/1/37 (a)	255	270
Pioneer Natural Resources Co., 1.90%, 8/15/30, Callable 5/15/30 @ 100 (a)	251	205
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100 (a)	245	243
Western Midstream Operating LP, 4.55%, 2/1/30, Callable 11/1/29 @ 100 (a)	188	163
		1,750
Financials (11.4%):
Aflac, Inc., 4.75%, 1/15/49, Callable 7/15/48 @ 100	35	34
Alleghany Corp., 3.63%, 5/15/30, Callable 2/15/30 @ 100 (a)	130	122
American Express Co., 4.99% (SOFR+226bps), 5/26/33, Callable 2/26/32 @ 100 (b)	299	299
Bank of America Corp. 4.20%, 8/26/24 (a)	160	160
3.25%, 10/21/27, Callable 10/21/26 @ 100 (a)	205	193
2.57% (SOFR+121bps), 10/20/32, Callable 10/20/31 @ 100 (a) (b)	340	281
Capital One Financial Corp. 4.93% (SOFR+206bps), 5/10/28, Callable 5/10/27 @ 100 (b)	174	172
2.36% (SOFR+134bps), 7/29/32, Callable 7/29/31 @ 100 (a) (b)	395	301
Cincinnati Financial Corp., 6.13%, 11/1/34 (a)	230	261

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Citigroup, Inc. 3.88%, 3/26/25	$108	$107
4.60%, 3/9/26 (a)	232	233
4.45%, 9/29/27 (a)	108	106
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100	130	128
3.65%, 1/25/24, Callable 12/25/23 @ 100 (a)	584	582
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100 (a)	290	276
General Motors Financial Co., Inc., 4.15%, 6/19/23, Callable 5/19/23 @ 100	110	110
Globe Life, Inc., 2.15%, 8/15/30, Callable 5/15/30 @ 100 (a)	250	205
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100 (a)	425	406
2.55% (SOFR+118bps), 11/8/32, Callable 11/8/31 @ 100 (a) (b)	376	312
5.60%, 7/15/41	87	91
Morgan Stanley 4.88%, 11/1/22 (a)	303	306
3.13%, 7/27/26, MTN (a)	545	520
Old Republic International Corp., 3.85%, 6/11/51, Callable 12/11/50 @ 100	104	78
Regions Financial Corp., 1.80%, 8/12/28, Callable 6/12/28 @ 100 (a)	228	194
SVB Financial Group, 3.13%, 6/5/30, Callable 3/5/30 @ 100 (a)	373	321
The Goldman Sachs Group, Inc., 3.50%, 1/23/25, Callable 10/23/24 @ 100	275	272
Wells Fargo & Co. 4.30%, 7/22/27, MTN (a)	410	405
4.90%, 11/17/45 (a)	155	143
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	250	218
		6,836
Health Care (4.4%):
AbbVie, Inc. 3.20%, 11/21/29, Callable 8/21/29 @ 100 (a)	285	262
4.45%, 5/14/46, Callable 11/14/45 @ 100 (a)	142	129
Anthem, Inc., 2.38%, 1/15/25, Callable 12/15/24 @ 100 (a)	148	143
Baxter International, Inc. 2.54%, 2/1/32, Callable 11/1/31 @ 100 (a) (c) (d)	390	329
3.50%, 8/15/46, Callable 2/15/46 @ 100	109	85
Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13 (a)	168	157
HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100 (a)	193	176
Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63 (a) (c)	260	222
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100 (a)	135	135
Mylan, Inc., 4.55%, 4/15/28, Callable 1/15/28 @ 100 (a)	262	250
Regeneron Pharmaceuticals, Inc., 2.80%, 9/15/50, Callable 3/15/50 @ 100	146	99
Universal Health Services, Inc. 1.65%, 9/1/26, Callable 8/1/26 @ 100 (a) (c)	394	341
2.65%, 10/15/30, Callable 7/15/30 @ 100 (c)	102	81
Viatris, Inc. 2.30%, 6/22/27, Callable 4/22/27 @ 100	95	81
4.00%, 6/22/50, Callable 12/22/49 @ 100 (a)	190	127
		2,617
Industrials (3.4%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	107	85

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Air Lease Corp. 0.70%, 2/15/24, Callable 1/15/24 @ 100, MTN (a)	$282	$266
0.80%, 8/18/24, Callable 7/18/24 @ 100 (a)	146	134
CSX Corp., 3.35%, 9/15/49, Callable 3/15/49 @ 100 (a)	92	72
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (a)	275	274
Hillenbrand, Inc., 5.00%, 9/15/26, Callable 7/15/26 @ 100 (a)	420	397
Honeywell International, Inc., 2.80%, 6/1/50, Callable 12/1/49 @ 100	82	63
Norfolk Southern Corp. 2.30%, 5/15/31, Callable 2/15/31 @ 100	239	204
2.90%, 8/25/51, Callable 2/25/51 @ 100	125	90
Northrop Grumman Corp., 5.25%, 5/1/50, Callable 11/1/49 @ 100 (a)	116	122
Oshkosh Corp., 3.10%, 3/1/30, Callable 12/1/29 @ 100 (a)	140	120
Sensata Technologies, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (c)	130	104
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100 (a)	115	105
		2,036
Information Technology (3.1%):
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100 (a)	117	121
Broadcom, Inc., 5.00%, 4/15/30, Callable 1/15/30 @ 100 (a)	315	310
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100 (a)	342	345
Micron Technology, Inc., 5.33%, 2/6/29, Callable 11/6/28 @ 100 (a)	394	393
NCR Corp., 5.25%, 10/1/30, Callable 10/1/25 @ 102.63 (c)	87	75
NetApp, Inc., 3.25%, 12/15/22, Callable 9/15/22 @ 100 (a)	150	150
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100 (a)	160	154
Visa, Inc., 2.00%, 8/15/50, Callable 2/15/50 @ 100	287	190
Western Digital Corp., 2.85%, 2/1/29, Callable 12/1/28 @ 100	147	120
		1,858
Materials (0.4%):
Newmont Corp., 2.60%, 7/15/32, Callable 4/15/32 @ 100	104	86
The Scotts Miracle-Gro Co., 4.50%, 10/15/29, Callable 10/15/24 @ 102.25 (a)	188	154
		240
Real Estate (3.4%):
Essential Properties LP, 2.95%, 7/15/31, Callable 4/15/31 @ 100	131	103
Highwoods Realty LP, 3.63%, 1/15/23, Callable 10/15/22 @ 100 (a)	630	630
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (c)	108	94
Kite Realty Group Trust, 4.00%, 3/15/25, Callable 12/15/24 @ 100 (a)	339	332
Physicians Realty LP 3.95%, 1/15/28, Callable 10/15/27 @ 100 (a)	138	131
2.63%, 11/1/31, Callable 8/1/31 @ 100	128	103
Regency Centers LP, 4.65%, 3/15/49, Callable 9/15/48 @ 100	114	102
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100 (a)	145	141
Spirit Realty LP, 3.20%, 1/15/27, Callable 11/15/26 @ 100 (d)	266	245
STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100 (a)	184	151
		2,032
Utilities (1.5%):
Ameren Illinois Co., 1.55%, 11/15/30, Callable 8/15/30 @ 100 (a)	225	183
Consolidated Edison Co. of New York, Inc., 6.30%, 8/15/37	250	282
Oklahoma Gas and Electric Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100 (a)	190	189

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Public Service Electric & Gas Co., 3.95%, 5/1/42, MTN, Callable 11/1/41 @ 100 (a)	$159	$144
Wisconsin Public Service Corp., 2.85%, 12/1/51, Callable 6/1/51 @ 100	174	126
		924
Total Corporate Bonds (Cost $26,382)		23,588
Residential Mortgage-Backed Securities (0.1%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 2.94% (LIBOR01M+132bps), 10/25/32, Callable 7/25/22 @ 100 (b)	77	77
Total Residential Mortgage-Backed Securities (Cost $76)		77
Yankee Dollars (7.0%)
Communication Services (0.3%):
Vodafone Group PLC, 5.25%, 5/30/48 (a)	193	184
Consumer Staples (2.5%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (c)	638	641
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (a) (c)	670	668
Suntory Holdings Ltd., 2.25%, 10/16/24, Callable 9/16/24 @ 100 (a) (c)	200	190
		1,499
Energy (0.9%):
Canadian Natural Resources Ltd., 2.95%, 1/15/23, Callable 12/15/22 @ 100	140	140
Ecopetrol SA, 5.88%, 9/18/23 (a)	325	325
Statoil ASA, 3.95%, 5/15/43	100	89
		554
Financials (1.1%):
HSBC Holdings PLC, 2.87% (SOFR+141bps), 11/22/32, Callable 11/22/31 @ 100 (a) (b)	340	279
Newcrest Finance Pty Ltd. 5.75%, 11/15/41 (c)	155	153
4.20%, 5/13/50, Callable 11/13/49 @ 100 (c)	110	90
Total Capital International SA, 2.99%, 6/29/41, Callable 12/29/40 @ 100 (a)	195	154
		676
Industrials (1.0%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 7/15/25, Callable 6/15/25 @ 100 (a)	150	153
1.75%, 1/30/26, Callable 12/30/25 @ 100	150	131
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100 (a)	85	66
Canadian Pacific Railway Co., 3.10%, 12/2/51, Callable 6/2/51 @ 100	92	68
Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102 (c)	200	170
		588
Materials (1.1%):
Anglo American Capital PLC 2.88%, 3/17/31, Callable 12/17/30 @ 100 (a) (c)	300	250
3.95%, 9/10/50, Callable 3/10/50 @ 100 (c) (d)	200	154

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Rio Tinto Finance USA Ltd., 5.20%, 11/2/40 (a)	$75	$78
Vale Overseas Ltd., 6.25%, 8/10/26 (a) (d)	143	149
		631
Utilities (0.1%):
Iberdrola International BV, 6.75%, 9/15/33	50	57
Total Yankee Dollars (Cost $4,657)		4,189
U.S. Government Mortgage-Backed Agencies (23.4%)
Federal Home Loan Bank 1.10%, 4/29/26 (a)	680	626
Federal Home Loan Mortgage Corp. 9.00%, 4/1/25 (a)	6	6
7.50%, 8/1/29 (a)	8	8
Series 4395, Class PA, 2.50%, 4/15/37 – 7/1/50 (a)	386	360
5.00%, 7/1/39 (a)	448	472
Series 4320, Class AP, 3.50%, 7/15/39 – 10/15/40 (a)	133	133
Series 4444, Class CH, 3.00%, 1/15/41 (a)	68	68
4.50%, 7/1/44 – 12/1/45 (a)	627	646
2.00%, 3/1/51 (a)	559	486
Federal National Mortgage Association 3.50%, 2/1/32	105	105
Series 2005-19, Class PB, 5.50%, 3/25/35 (a)	237	251
6.00%, 2/1/37 (a)	68	75
3.50%, 8/1/39 – 12/25/50 (a)	1,134	1,111
Series 2011-21, Class PA, 4.50%, 5/25/40 (a)	289	293
3.00%, 6/1/40 – 5/1/48 (a)	1,843	1,748
Series 2013-81, Class KA, 2.75%, 9/25/42 (a)	162	159
4.00%, 11/1/43 – 10/1/48 (a)	628	630
4.00%, 3/1/47 – 6/1/49	81	81
Series 2017-96, Class DA, 2.50%, 12/25/47 – 7/1/51 (a)	2,079	1,882
4.50%, 5/1/50	27	27
2.00%, 3/1/51 (a)	943	821
2.00%, 7/25/52 (g)	1,400	1,214
2.50%, 7/25/52 (g)	2,000	1,798
3.00%, 7/25/52 (g)	500	465
3.50%, 7/25/52 (g)	600	577
		14,042
Total U.S. Government Mortgage-Backed Agencies (Cost $14,798)		14,042
U.S. Treasury Obligations (8.6%)
U.S. Treasury Bonds, 1.25%, 5/15/50 (a)	3,215	2,070
U.S. Treasury Notes 0.25%, 3/15/24 (a)	800	764
0.75%, 4/30/26 (a)	950	871
1.25%, 5/31/28 (a)	256	230
1.63%, 5/15/31 (a)	1,374	1,228
Total U.S. Treasury Obligations (Cost $5,676)		5,163

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (3.6%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (h)	67,903	$68
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (h)	33,887	34
HSBC U.S. Government Money Market Fund I Shares, 1.46% (h)	422,638	423
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (h)	270,204	270
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (h)	180,195	180
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (h)	1,214,888	1,215
Total Collateral for Securities Loaned (Cost $2,190)		2,190
Total Investments (Cost $68,249) — 105.0%		63,063
Liabilities in excess of other assets — (5.0)%		(3,000)
NET ASSETS — 100.00%		$60,063

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments, delayed delivered and/or when-issued securities.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2022.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of June 30, 2022, the fair value of these securities was $6,834 (thousands) and amounted to 11.4% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Zero-coupon bond.

(f)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(g)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(h)  Rate disclosed is the daily yield on June 30, 2022.

bps — Basis points

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of June 30, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2022
Futures Contracts Purchased
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
2-Year U.S. Treasury Note Futures	6	9/30/22	$1,264,755	$1,260,094	$(4,661)
5-Year U.S. Treasury Note Futures	45	9/30/22	4,999,738	5,051,250	51,512
Euro FX Futures	6	9/19/22	807,800	790,350	(17,450)
Mexican Peso Futures	30	9/19/22	747,001	734,400	(12,601)
Ultra Long Term U.S. Treasury Bond Futures	10	9/21/22	1,584,097	1,543,437	(40,660)
					$(23,860)
Futures Contracts Sold
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
10-Year U.S. Treasury Note Futures	21	9/21/22	$2,514,513	$2,489,156	$25,357
Japanese Yen Futures	14	9/19/22	1,329,999	1,297,712	32,287
Micro E-Mini S&P 500 Index Futures	65	9/16/22	1,287,363	1,231,587	55,776
					$113,420
Total unrealized appreciation					$164,932
Total unrealized depreciation					(75,372)
Total net unrealized appreciation (depreciation)					$89,560

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
Assets:
Investments, at value (Cost $63,027, $262,913 and $1,315,730)	$65,867	(a)	$275,045	(b)	$1,395,559	(c)
Cash	1,741		3,676		37,984
Receivables:
Interest and dividends	82		487		2,180
Capital shares issued	1		602		828
Investments sold	39		—		3,630
From Adviser	7		132		—
Prepaid expenses	10		42		33
Total Assets	67,747		279,984		1,440,214
Liabilities:
Payables:
Collateral received on loaned securities	2,625		3,151		24,052
Investments purchased	46		157		11,188
Capital shares redeemed	6		569		991
Accrued expenses and other payables:
Investment advisory fees	56		180		1,054
Administration fees	3		13		69
Custodian fees	1		2		13
Transfer agent fees	27		20		205
Compliance fees	—	(d)	—	(d)	1
Trustees' fees	28		—	(d)	24
12b-1 fees	4		2		11
Other accrued expenses	17		30		99
Total Liabilities	2,813		4,124		37,707
Net Assets:
Capital	57,226		251,521		1,155,539
Total accumulated earnings/(loss)	7,708		24,339		246,968
Net Assets	$64,934		$275,860		$1,402,507
Net Assets
Class A	$35,308		$19,898		$69,687
Class C	1,227		83		5,667
Class R	688		—		4,605
Class R6	—		207,959		716,271
Class Y	24,479		45,535		606,277
Member Class	3,232		2,385		—
Total	$64,934		$275,860		$1,402,507
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	962		943		2,143
Class C	51		4		215
Class R	20		—		148
Class R6	—		9,716		20,920
Class Y	595		2,132		17,843
Member Class	88		111		—
Total	1,716		12,906		41,269
Net asset value, offering (except Class A) and redemption price per share: (e)
Class A	$36.72		$21.11		$32.51
Class C (f)	23.91		21.03		26.39
Class R	33.85		—		31.04
Class R6	—		21.40		34.24
Class Y	41.12		21.36		33.98
Member Class	36.80		21.47		—
Maximum Sales Charge — Class A	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$38.96		$22.40		$34.49

(a)  Includes $2,546 of securities on loan.

(b)  Includes $2,885 of securities on loan.

(c)  Includes $22,789 of securities on loan.

(d)  Rounds to less than $1 thousand.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
Assets:
Investments, at value (Cost $205,865, $316,203 and $47,714)	$210,143	(a)	$376,930	(b)	$221,637	(c)
Cash	4,175		3,977		1,482
Deposit with broker for futures contracts	—		—		271
Receivables:
Interest and dividends	235		244		175
Capital shares issued	307		16		29
Investments sold	601		407		—
Variation margin on open futures contracts	—		—		2
From Adviser	52		1		—
Prepaid expenses	31		22		10
Total Assets	215,544		381,597		223,606
Liabilities:
Payables:
Collateral received on loaned securities	3,892		6,743		180
Investments purchased	747		3,314		—
Capital shares redeemed	174		63		17
Variation margin on open futures contracts	—		—		19
Accrued expenses and other payables:
Investment advisory fees	146		240		38
Administration fees	10		17		10
Custodian fees	2		3		3
Transfer agent fees	9		122		40
Compliance fees	—	(d)	—	(d)	—	(d)
Trustees' fees	—		139		29
12b-1 fees	1		36		13
Other accrued expenses	29		37		28
Total Liabilities	5,010		10,714		377
Net Assets:
Capital	188,708		261,865		41,855
Total accumulated earnings/(loss)	21,826		109,018		181,374
Net Assets	$210,534		$370,883		$223,229
Net Assets
Class A	$7,149		$332,533		$156,112
Class C	—		3,287		—
Class R	—		—		17,735
Class R6	151,752		—		—
Class Y	46,579		35,063		49,382
Member Class	5,054		—		—
Total	$210,534		$370,883		$223,229
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	363		7,564		7,349
Class C	—		103		—
Class R	—		—		839
Class R6	7,588		—		—
Class Y	2,337		716		2,303
Member Class	254		—		—
Total	10,542		8,383		10,491
Net asset value, offering (except Class A) and redemption price per share: (e)
Class A	$19.70		$43.96		$21.24
Class C (f)	—		31.96		—
Class R	—		—		21.15
Class R6	20.00		—		—
Class Y	19.93		48.98		21.44
Member Class	19.87		—		—
Maximum Sales Charge — Class A	5.75%		5.75%		2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$20.90		$46.64		$21.73

(a)  Includes $3,591 of securities on loan.

(b)  Includes $6,589 of securities on loan.

(c)  Includes $172 of securities on loan.

(d)  Rounds to less than $1 thousand.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.
See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent International Fund-Core Equity
Assets:
Investments, at value (Cost $308,823, $11,824 and $198,575)	$362,270	(a)	$11,114	(b)	$186,956	(c)
Foreign currency, at value (Cost $—, $— and $1,024)	—		—		1,024
Cash	477		175		836
Receivables:
Interest and dividends	246		3		565
Capital shares issued	149		—		6
Investments sold	3,553		—		2,664
Reclaims	—		—		402
From Adviser	3		6		133
Prepaid expenses	27		5		32
Total Assets	366,725		11,303		192,618
Liabilities:
Payables:
Collateral received on loaned securities	2,193		517		3,472
Investments purchased	—		—		2,260
Capital shares redeemed	157		—		—	(d)
Accrued foreign capital gains taxes	—		—		22
Accrued expenses and other payables:
Investment advisory fees	229		8		129
Administration fees	17		1		9
Custodian fees	3		—	(d)	18
Transfer agent fees	112		—	(d)	2
Compliance fees	—	(d)	—	(d)	—	(d)
Trustees' fees	34		—	(d)	45
12b-1 fees	20		—	(d)	—	(d)
Other accrued expenses	40		11		30
Total Liabilities	2,805		537		5,987
Net Assets:
Capital	275,790		10,203		199,633
Total accumulated earnings/(loss)	88,130		563		(13,002)
Net Assets	$363,920		$10,766		$186,631
Net Assets
Class A	$157,570		$643		$4,147
Class C	4,714		—		71
Class I	—		9,981		2,834
Class R	8,890		—		—
Class R6	70,577		—		172,965
Class Y	122,169		142		6,614
Total	$363,920		$10,766		$186,631
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	16,532		53		637
Class C	4,449		—		11
Class I	—		801		433
Class R	1,220		—		—
Class R6	5,275		—		26,208
Class Y	9,732		12		1,017
Total	37,208		866		28,306
Net asset value, offering (except Class A) and redemption price per share: (e)
Class A	$9.53		$12.18		$6.51
Class C (f)	1.06		—		6.50
Class I	—		12.45		6.55
Class R	7.29		—		—
Class R6	13.38		—		6.60
Class Y	12.55		12.28		6.50
Maximum Sales Charge — Class A	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$10.11		$12.92		$6.91

(a)  Includes $2,243 of securities on loan.

(b)  Includes $491 of securities on loan.

(c)  Includes $3,302 of securities on loan.

(d)  Rounds to less than $1 thousand.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)

	Victory Trivalent International Small-Cap Fund	Victory INCORE Total Return Bond Fund
Assets:
Investments, at value (Cost $2,842,309 and $68,249)	$2,626,293 (a)	$63,063	(b)
Cash	30,298	2,108
Deposit with broker for futures contracts	—	758
Receivables:
Interest and dividends	5,265	358
Capital shares issued	3,586	—
Investments sold	33,836	103
Variation margin on open futures contracts	—	72
Reclaims	5,263	—
From Adviser	1,002	12
Prepaid expenses	95	12
Total Assets	2,705,638	66,486
Liabilities:
Payables:
Foreign currency, at value (Cost $614 and $—)	614	—
Collateral received on loaned securities	127,681	2,190
Investments purchased	19,442	4,103
Capital shares redeemed	4,088	1
Variation margin on open futures contracts	—	30
Accrued expenses and other payables:
Investment advisory fees	2,019	20
Administration fees	120	3
Custodian fees	106	2
Transfer agent fees	806	5
Compliance fees	2	—	(c)
Trustees' fees	9	51
12b-1 fees	8	1
Other accrued expenses	191	17
Total Liabilities	155,086	6,423
Net Assets:
Capital	2,802,058	70,565
Total accumulated earnings/(loss)	(251,506)	(10,502)
Net Assets	$2,550,552	$60,063
Net Assets
Class A	$64,968	$7,507
Class C	3,283	163
Class I	1,655,788	—
Class R6	123,487	23,854
Class Y	703,026	28,539
Total	$2,550,552	$60,063
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	5,228	871
Class C	274	19
Class I	132,080	—
Class R6	9,805	2,760
Class Y	56,390	3,303
Total	203,777	6,953
Net asset value, offering (except Class A) and redemption price per share: (d)
Class A	$12.43	$8.62
Class C (e)	11.98	8.69
Class I	12.54	—
Class R6	12.59	8.64
Class Y	12.47	8.64
Maximum Sales Charge — Class A	5.75%	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$13.19	$8.82

(a)  Includes $112,865 of securities on loan.

(b)  Includes $2,121 of securities on loan.

(c)  Rounds to less than $1 thousand.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2022

(Amounts in Thousands)

	Victory Integrity Discovery Fund	Victory Integrity Mid-Cap Value Fund	Victory Integrity Small-Cap Value Fund
Investment Income:
Dividends	$1,117	$5,149	$28,295
Interest	2	5	47
Securities lending (net of fees)	5	5	47
Foreign tax withholding	—	—	(4)
Total Income	1,124	5,159	28,385
Expenses:
Investment advisory fees	842	2,054	15,507
Administration fees	46	148	979
Sub-Administration fees	17	17	17
12b-1 fees — Class A	106	42	210
12b-1 fees — Class C	18	1	70
12b-1 fees — Class R	7	—	30
Custodian fees	5	13	81
Transfer agent fees — Class A	62	40	180
Transfer agent fees — Class C	3	— (a)	9
Transfer agent fees — Class R	5	—	17
Transfer agent fees — Class R6	—	20	90
Transfer agent fees — Class Y	66	45	817
Transfer agent fees — Member Class	8	3	—
Trustees' fees	9	17	110
Compliance fees	1	2	13
Legal and audit fees	12	20	74
State registration and filing fees	85	74	169
Other expenses	23	50	207
Recoupment of prior expenses waived/reimbursed by Adviser	—	—	44
Total Expenses	1,315	2,546	18,624
Expenses waived/reimbursed by Adviser	(42)	(785)	(14)
Net Expenses	1,273	1,761	18,610
Net Investment Income (Loss)	(149)	3,398	9,775
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	8,242	26,505	321,819
Net change in unrealized appreciation/depreciation on investment securities	(20,684)	(50,400)	(517,182)
Net realized/unrealized gains (losses) on investments	(12,442)	(23,895)	(195,363)
Change in net assets resulting from operations	$(12,591)	$(20,497)	$(185,588)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2022

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund	Victory Munder Multi-Cap Fund	Victory S&P 500 Index Fund
Investment Income:
Dividends	$3,981	$5,716	$3,829
Interest	3	3	—
Securities lending (net of fees)	5	4	1
Foreign tax withholding	—	—	(1)
Total Income	3,989	5,723	3,829
Expenses:
Investment advisory fees	1,771	3,369	522
Administration fees	120	243	146
Sub-Administration fees	17	17	18
12b-1 fees — Class A	18	1,005	287
12b-1 fees — Class C	—	40	—
12b-1 fees — Class R	—	—	100
Custodian fees	12	21	14
Transfer agent fees — Class A	13	710	125
Transfer agent fees — Class C	—	9	—
Transfer agent fees — Class R	—	—	7
Transfer agent fees — Class R6	3	—	—
Transfer agent fees — Class Y	29	33	66
Transfer agent fees — Member Class	8	—	—
Trustees' fees	14	35	19
Compliance fees	2	3	2
Legal and audit fees	18	26	19
State registration and filing fees	74	58	65
Interfund lending fees	—	— (a)	—
Other expenses	50	77	60
Total Expenses	2,149	5,646	1,450
Expenses waived/reimbursed by Adviser	(259)	(8)	—
Net Expenses	1,890	5,638	1,450
Net Investment Income (Loss)	2,099	85	2,379
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	27,521	52,306	14,069
Net realized gains (losses) from futures contracts	—	—	(224)
Net change in unrealized appreciation/depreciation on investment securities	(50,052)	(86,125)	(44,511)
Net change in unrealized appreciation/depreciation on futures contracts	—	—	(108)
Net realized/unrealized gains (losses) on investments	(22,531)	(33,819)	(30,774)
Change in net assets resulting from operations	$(20,432)	$(33,734)	$(28,395)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2022

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund	Victory Munder Small Cap Growth Fund	Victory Trivalent International Fund-Core Equity
Investment Income:
Dividends	$4,431	$65	$7,781
Securities lending (net of fees)	7	19	35
Foreign tax withholding	(9)	—	(903)
Total Income	4,429	84	6,913
Expenses:
Investment advisory fees	3,690	128	1,757
Administration fees	267	8	119
Sub-Administration fees	17	17	17
12b-1 fees — Class A	507	2	13
12b-1 fees — Class C	72	—	1
12b-1 fees — Class R	59	—	—
Custodian fees	23	3	96
Transfer agent fees — Class A	330	1	11
Transfer agent fees — Class C	9	—	— (a)
Transfer agent fees — Class I	—	1	— (a)
Transfer agent fees — Class R	32	—	—
Transfer agent fees — Class R6	3	—	— (a)
Transfer agent fees — Class Y	231	— (a)	1
Trustees' fees	34	3	16
Compliance fees	4	— (a)	2
Legal and audit fees	26	9	22
State registration and filing fees	91	14	93
Other expenses	68	11	53
Total Expenses	5,463	197	2,201
Expenses waived/reimbursed by Adviser	(24)	(21)	(958)
Net Expenses	5,439	176	1,243
Net Investment Income (Loss)	(1,010)	(92)	5,670
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	93,929	2,060	832
Foreign taxes on realized gains	—	—	(65)
Net change in unrealized appreciation/depreciation on investment securities	(163,796)	(7,556)	(49,844)
Net change in accrued foreign taxes on unrealized gains	—	—	122
Net realized/unrealized gains (losses) on investments	(69,867)	(5,496)	(48,955)
Change in net assets resulting from operations	$(70,877)	$(5,588)	$(43,285)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2022

(Amounts in Thousands)

	Victory Trivalent International Small-Cap Fund	Victory INCORE Total Return Bond Fund
Investment Income:
Dividends	$93,280	$151
Interest	—	1,291
Securities lending (net of fees)	435	14
Foreign tax withholding	(10,403)	—
Total Income	83,312	1,456
Expenses:
Investment advisory fees	30,677	265
Administration fees	1,817	36
Sub-Administration fees	17	17
12b-1 fees — Class A	215	22
12b-1 fees — Class C	45	3
Custodian fees	557	11
Transfer agent fees — Class A	298	18
Transfer agent fees — Class C	5	— (a)
Transfer agent fees — Class I	3,023	—
Transfer agent fees — Class R6	4	— (a)
Transfer agent fees — Class Y	1,169	7
Trustees' fees	197	8
Compliance fees	24	— (a)
Legal and audit fees	197	14
State registration and filing fees	178	66
Interfund lending fees	6	—
Line of credit fees	2	—
Other expenses	414	24
Total Expenses	38,845	491
Expenses waived/reimbursed by Adviser	(4,898)	(73)
Net Expenses	33,947	418
Net Investment Income (Loss)	49,365	1,038
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	63,147	(574)
Net realized gains (losses) from futures contracts	—	54
Net realized gains (losses) from swap agreements	—	26
Net change in unrealized appreciation/depreciation on investment securities	(1,013,226)	(7,654)
Net change in unrealized appreciation/depreciation on futures contracts	—	66
Net change in unrealized appreciation/depreciation on swap agreements	—	— (a)
Net realized/unrealized gains (losses) on investments	(950,079)	(8,082)
Change in net assets resulting from operations	$(900,714)	$(7,044)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$(149)	$(96)	$3,398	$1,861	$9,775	$7,796
Net realized gains (losses)	8,242	13,282	26,505	18,606	321,819	415,788
Net change in unrealized appreciation/depreciation	(20,684)	33,986	(50,400)	72,691	(517,182)	625,957
Change in net assets resulting from operations	(12,591)	47,172	(20,497)	93,158	(185,588)	1,049,541
Distributions to Shareholders:
Class A	(2,076)	— (a)	(799)	(196)	(13,359)	(90)
Class C	(128)	—	(4)	— (a)	(1,318)	—
Class R	(92)	—	—	—	(964)	—
Class R6	—	—	(10,936)	(3,719)	(165,101)	(5,456)
Class Y	(1,641)	—	(1,255)	(247)	(110,577)	(1,954)
Member Class	(150)	—	(63)	(1)	—	—
From return of capital:
Class A	—	—	—	(44)	—	—
Class C	—	—	—	— (a)	—	—
Class R6	—	—	—	(844)	—	—
Class Y	—	—	—	(56)	—	—
Member Class	—	—	—	(1)	—	—
Change in net assets resulting from distributions to shareholders	(4,087)	—	(13,057)	(5,108)	(291,319)	(7,500)
Change in net assets resulting from capital transactions	(10,268)	(17,609)	44,294	(25,403)	(138,370)	(591,559)
Change in net assets	(26,946)	29,563	10,740	62,647	(615,277)	450,482
Net Assets:
Beginning of period	91,880	62,317	265,120	202,473	2,017,784	1,567,302
End of period	$64,934	$91,880	$275,860	$265,120	$1,402,507	$2,017,784

(a)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$3,420	$4,616	$12,746	$2,340	$14,735	$24,763
Distributions reinvested	1,787	—	783	234	12,062	81
Cost of shares redeemed	(6,514)	(14,397)	(3,660)	(3,212)	(25,143)	(66,313)
Total Class A	$(1,307)	$(9,781)	$9,869	$(638)	$1,654	$(41,469)
Class C
Proceeds from shares issued	$187	$69	$12	$17	$498	$913
Distributions reinvested	117	—	4	1	1,284	—
Cost of shares redeemed	(773)	(1,491)	—	(11)	(1,545)	(2,746)
Total Class C	$(469)	$(1,422)	$16	$7	$237	$(1,833)
Class R
Proceeds from shares issued	$125	$632	$—	$—	$1,408	$2,845
Distributions reinvested	91	—	—	—	953	—
Cost of shares redeemed	(1,216)	(2,274)	—	—	(3,241)	(4,587)
Total Class R	$(1,000)	$(1,642)	$—	$—	$(880)	$(1,742)
Class R6
Proceeds from shares issued	$—	$—	$52,815	$32,650	$228,375	$239,858
Distributions reinvested	—	—	10,920	4,555	159,634	5,356
Cost of shares redeemed	—	—	(57,099)	(72,923)	(560,687)	(724,545)
Total Class R6	$—	$—	$6,636	$(35,718)	$(172,678)	$(479,331)
Class Y
Proceeds from shares issued	$10,055	$14,515	$34,224	$12,767	$135,984	$180,087
Distributions reinvested	1,337	—	1,242	299	105,215	1,797
Cost of shares redeemed	(20,693)	(21,292)	(9,552)	(2,904)	(207,902)	(249,068)
Total Class Y	$(9,301)	$(6,777)	$25,914	$10,162	$33,297	$(67,184)
Member Class
Proceeds from shares issued	$3,436	$2,476	$2,225	$985	$—	$—
Distributions reinvested	150	—	63	1	—	—
Cost of shares redeemed	(1,777)	(463)	(429)	(202)	—	—
Total Member Class	$1,809	$2,013	$1,859	$784	$—	$—
Change in net assets resulting from capital transactions	$(10,268)	$(17,609)	$44,294	$(25,403)	$(138,370)	$(591,559)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Share Transactions:
Class A
Issued	82	123	536	112	375	734
Reinvested	42	—	34	12	326	2
Redeemed	(152)	(407)	(156)	(155)	(632)	(1,918)
Total Class A	(28)	(284)	414	(31)	69	(1,182)
Class C
Issued	6	3	1	1	15	27
Reinvested	4	—	— (a)	— (a)	43	—
Redeemed	(27)	(69)	—	(1)	(47)	(102)
Total Class C	(17)	(66)	1	— (a)	11	(75)
Class R
Issued	3	21	—	—	36	79
Reinvested	2	—	—	—	27	—
Redeemed	(31)	(64)	—	—	(83)	(136)
Total Class R	(26)	(43)	—	—	(20)	(57)
Class R6
Issued	—	—	2,197	1,550	5,526	6,278
Reinvested	—	—	465	235	4,086	152
Redeemed	—	—	(2,393)	(4,266)	(13,655)	(20,196)
Total Class R6	—	—	269	(2,481)	(4,043)	(13,766)
Class Y
Issued	203	354	1,451	561	3,317	4,710
Reinvested	28	—	53	15	2,715	51
Redeemed	(438)	(585)	(416)	(138)	(4,980)	(7,435)
Total Class Y	(207)	(231)	1,088	438	1,052	(2,674)
Member Class
Issued	77	59	91	43	—	—
Reinvested	4	—	3	— (a)	—	—
Redeemed	(41)	(11)	(18)	(8)	—	—
Total Member Class	40	48	76	35	—	—
Change in Shares	(238)	(576)	1,848	(2,039)	(2,931)	(17,754)

(a)  Rounds to less than 1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$2,099	$1,061	$85	$(713)	$2,379	$2,343
Net realized gains (losses)	27,521	19,368	52,306	59,602	13,845	22,456
Net change in unrealized appreciation/depreciation	(50,052)	60,800	(86,125)	73,487	(44,619)	56,130
Change in net assets resulting from operations	(20,432)	81,229	(33,734)	132,376	(28,395)	80,929
Distributions to Shareholders:
Class A	(414)	(59)	(43,776)	(244)	(15,195)	(11,972)
Class C	—	—	(566)	—	—	—
Class R	—	—	—	—	(1,626)	(993)
Class R6	(9,521)	(1,692)	—	—	—	—
Class Y	(3,472)	(644)	(4,126)	(124)	(4,702)	(3,648)
Member Class	(201)	(2)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(13,608)	(2,397)	(48,468)	(368)	(21,523)	(16,613)
Change in net assets resulting from capital transactions	35,787	13,858	14,603	(41,195)	3,815	(8,496)
Change in net assets	1,747	92,690	(67,599)	90,813	(46,103)	55,820
Net Assets:
Beginning of period	208,787	116,097	438,482	347,669	269,332	213,512
End of period	$210,534	$208,787	$370,883	$438,482	$223,229	$269,332

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$2,555	$3,876	$8,884	$5,765	$13,350	$8,080
Distributions reinvested	414	59	37,870	211	13,199	10,439
Cost of shares redeemed	(1,285)	(2,792)	(34,441)	(42,345)	(30,162)	(23,902)
Total Class A	$1,684	$1,143	$12,313	$(36,369)	$(3,613)	$(5,383)
Class C
Proceeds from shares issued	$—	$—	$343	$254	$—	$—
Distributions reinvested	—	—	516	—	—	—
Cost of shares redeemed	—	—	(1,035)	(3,268)	—	—
Total Class C	$—	$—	$(176)	$(3,014)	$—	$—
Class R
Proceeds from shares issued	$—	$—	$—	$—	$9,850	$3,501
Distributions reinvested	—	—	—	—	1,626	993
Cost of shares redeemed	—	—	—	—	(7,673)	(4,476)
Total Class R	$—	$—	$—	$—	$3,803	$18
Class R6
Proceeds from shares issued	$63,291	$35,979	$—	$—	$—	$—
Distributions reinvested	9,495	1,689	—	—	—	—
Cost of shares redeemed	(40,006)	(29,451)	—	—	—	—
Total Class R6	$32,780	$8,217	$—	$—	$—	$—
Class Y
Proceeds from shares issued	$14,743	$14,072	$10,503	$3,433	$7,977	$9,028
Distributions reinvested	2,460	511	2,786	82	4,647	3,454
Cost of shares redeemed	(19,405)	(12,315)	(10,823)	(5,327)	(8,999)	(15,613)
Total Class Y	$(2,202)	$2,268	$2,466	$(1,812)	$3,625	$(3,131)
Member Class
Proceeds from shares issued	$4,507	$2,616	$—	$—	$—	$—
Distributions reinvested	201	2	—	—	—	—
Cost of shares redeemed	(1,183)	(388)	—	—	—	—
Total Member Class	$3,525	$2,230	$—	$—	$—	$—
Change in net assets resulting from capital transactions	$35,787	$13,858	$14,603	$(41,195)	$3,815	$(8,496)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Share Transactions:
Class A
Issued	114	180	163	129	521	352
Reinvested	19	3	695	5	506	466
Redeemed	(57)	(137)	(645)	(923)	(1,217)	(1,042)
Total Class A	76	46	213	(789)	(190)	(224)
Class C
Issued	—	—	9	7	—	—
Reinvested	—	—	13	—	—	—
Redeemed	—	—	(25)	(98)	—	—
Total Class C	—	—	(3)	(91)	—	—
Class R
Issued	—	—	—	—	383	153
Reinvested	—	—	—	—	62	45
Redeemed	—	—	—	—	(302)	(197)
Total Class R	—	—	—	—	143	1
Class R6
Issued	2,764	1,756	—	—	—	—
Reinvested	426	93	—	—	—	—
Redeemed	(1,751)	(1,586)	—	—	—	—
Total Class R6	1,439	263	—	—	—	—
Class Y
Issued	632	686	180	68	308	385
Reinvested	111	28	46	2	177	153
Redeemed	(840)	(675)	(196)	(104)	(354)	(674)
Total Class Y	(97)	39	30	(34)	131	(136)
Member Class
Issued	195	120	—	—	—	—
Reinvested	9	— (a)	—	—	—	—
Redeemed	(53)	(17)	—	—	—	—
Total Member Class	151	103	—	—	—	—
Change in Shares	1,569	451	240	(914)	84	(359)

(a)  Rounds to less than 1 thousand.
See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent International Fund-Core Equity
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$(1,010)	$(2,599)	$(92)	$(91)	$5,670	$5,148
Net realized gains (losses)	93,929	159,032	2,060	1,315	767	5,843
Net change in unrealized appreciation/depreciation	(163,796)	70,979	(7,556)	4,924	(49,722)	37,361
Change in net assets resulting from operations	(70,877)	227,412	(5,588)	6,148	(43,285)	48,352
Distributions to Shareholders:
Class A	(55,097)	(23,341)	(85)	(36)	(177)	(62)
Class C	(5,636)	(3,462)	—	—	(2)	— (a)
Class I	—	—	(1,494)	(1,071)	(103)	(46)
Class R	(3,821)	(1,885)	—	—	—	—
Class R6	(19,676)	(8,673)	—	—	(7,901)	(2,687)
Class Y	(39,212)	(23,441)	(14)	(9)	(303)	(110)
Change in net assets resulting from distributions to shareholders	(123,442)	(60,802)	(1,593)	(1,116)	(8,486)	(2,905)
Change in net assets resulting from capital transactions	(23,195)	(169,539)	847	1,252	16,347	43,468
Change in net assets	(217,514)	(2,929)	(6,334)	6,284	(35,424)	88,915
Net Assets:
Beginning of period	581,434	584,363	17,100	10,816	222,055	133,140
End of period	$363,920	$581,434	$10,766	$17,100	$186,631	$222,055

(a)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent International Fund-Core Equity
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$14,606	$15,937	$368	$135	$174	$616
Distributions reinvested	50,743	21,270	84	35	152	53
Cost of shares redeemed	(37,415)	(62,892)	(30)	(80)	(388)	(1,104)
Total Class A	$27,934	$(25,685)	$422	$90	$(62)	$(435)
Class C
Proceeds from shares issued	$153	$128	$—	$—	$2	$3
Distributions reinvested	5,595	3,445	—	—	2	— (a)
Cost of shares redeemed	(4,259)	(9,106)	—	—	(21)	(134)
Total Class C	$1,489	$(5,533)	$—	$—	$(17)	$(131)
Class I
Proceeds from shares issued	$—	$—	$80	$175	$611	$—
Distributions reinvested	—	—	1,494	1,071	103	46
Cost of shares redeemed	—	—	(1,218)	(114)	(518)	(66)
Total Class I	$—	$—	$356	$1,132	$196	$(20)
Class R
Proceeds from shares issued	$1,542	$1,783	$—	$—	$—	$—
Distributions reinvested	3,814	1,882	—	—	—	—
Cost of shares redeemed	(4,335)	(6,595)	—	—	—	—
Total Class R	$1,021	$(2,930)	$—	$—	$—	$—
Class R6
Proceeds from shares issued	$18,046	$13,910	$—	$—	$15,317	$44,300
Distributions reinvested	19,626	8,636	—	—	7,901	2,687
Cost of shares redeemed	(31,822)	(67,516)	—	—	(6,910)	(3,122)
Total Class R6	$5,850	$(44,970)	$—	$—	$16,308	$43,865
Class Y
Proceeds from shares issued	$7,440	$13,776	$68	$21	$26	$401
Distributions reinvested	38,340	22,365	14	9	266	97
Cost of shares redeemed	(105,269)	(126,562)	(13)	—	(370)	(309)
Total Class Y	$(59,489)	$(90,421)	$69	$30	$(78)	$189
Change in net assets resulting from capital transactions	$(23,195)	$(169,539)	$847	$1,252	$16,347	$43,468

(a)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent International Fund-Core Equity
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Share Transactions:
Class A
Issued	1,132	1,167	20	8	22	89
Reinvested	4,208	1,611	5	2	19	7
Redeemed	(2,853)	(4,603)	(2)	(5)	(49)	(152)
Total Class A	2,487	(1,825)	23	5	(8)	(56)
Class C
Issued	86	25	—	—	— (a)	—
Reinvested	4,144	762	—	—	— (a)	—
Redeemed	(1,649)	(1,785)	—	—	(2)	(19)
Total Class C	2,581	(998)	—	—	(2)	(19)
Class I
Issued	—	—	4	9	91	—
Reinvested	—	—	87	61	13	6
Redeemed	—	—	(77)	(6)	(64)	(8)
Total Class I	—	—	14	64	40	(2)
Class R
Issued	153	154	—	—	—	—
Reinvested	413	172	—	—	—	—
Redeemed	(402)	(567)	—	—	—	—
Total Class R	164	(241)	—	—	—	—
Class R6
Issued	1,017	786	—	—	1,876	6,110
Reinvested	1,160	505	—	—	974	357
Redeemed	(1,848)	(3,988)	—	—	(863)	(413)
Total Class R6	329	(2,697)	—	—	1,987	6,054
Class Y
Issued	458	823	4	1	3	52
Reinvested	2,417	1,376	1	1	33	13
Redeemed	(5,925)	(7,632)	(1)	—	(48)	(43)
Total Class Y	(3,050)	(5,433)	4	2	(12)	22
Change in Shares	2,511	(11,194)	41	71	2,005	5,999

(a)  Rounds to less than 1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$49,365	$38,085	$1,038	$1,176
Net realized gains (losses)	63,147	315,377	(494)	548
Net change in unrealized appreciation/ depreciation	(1,013,226)	497,274	(7,588)	(407)
Change in net assets resulting from operations	(900,714)	850,736	(7,044)	1,317
Distributions to Shareholders:
Class A	(7,089)	— (a)	(189)	(249)
Class C	(363)	—	(4)	(8)
Class I	(175,425)	(6,561)	—	—
Class R6	(11,807)	(355)	(630)	(680)
Class Y	(93,356)	(2,549)	(744)	(843)
Change in net assets resulting from distributions to shareholders	(288,040)	(9,465)	(1,567)	(1,780)
Change in net assets resulting from capital transactions	403,816	630,234	841	(3,357)
Change in net assets	(784,938)	1,471,505	(7,770)	(3,820)
Net Assets:
Beginning of period	3,335,490	1,863,985	67,833	71,653
End of period	$2,550,552	$3,335,490	$60,063	$67,833

(a)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$22,529	$39,592	$369	$604
Distributions reinvested	5,380	—	164	219
Cost of shares redeemed	(27,265)	(86,919)	(1,281)	(2,844)
Total Class A	$644	$(47,327)	$(748)	$(2,021)
Class C
Proceeds from shares issued	$545	$656	$6	$76
Distributions reinvested	331	—	4	9
Cost of shares redeemed	(974)	(1,560)	(262)	(357)
Total Class C	$(98)	$(904)	$(252)	$(272)
Class I
Proceeds from shares issued	$1,113,552	$843,443	$—	$—
Distributions reinvested	127,349	5,005	—	—
Cost of shares redeemed	(851,599)	(353,920)	—	—
Total Class I	$389,302	$494,528	$—	$—
Class R6
Proceeds from shares issued	$53,561	$57,389	$1,106	$2,005
Distributions reinvested	11,804	354	630	680
Cost of shares redeemed	(24,452)	(31,825)	(1,463)	(1,558)
Total Class R6	$40,913	$25,918	$273	$1,127
Class Y
Proceeds from shares issued	$369,071	$415,535	$2,069	$243
Distributions reinvested	90,858	2,460	551	603
Cost of shares redeemed	(486,874)	(259,976)	(1,052)	(3,037)
Total Class Y	$(26,945)	$158,019	$1,568	$(2,191)
Change in net assets resulting from capital transactions	$403,816	$630,234	$841	$(3,357)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Share Transactions:
Class A
Issued	1,380	2,538	39	61
Reinvested	327	—	17	22
Redeemed	(1,680)	(5,762)	(138)	(287)
Total Class A	27	(3,224)	(82)	(204)
Class C
Issued	33	41	— (a)	8
Reinvested	21	—	— (a)	1
Redeemed	(63)	(104)	(27)	(36)
Total Class C	(9)	(63)	(27)	(27)
Class I
Issued	70,352	53,324	—	—
Reinvested	7,672	316	—	—
Redeemed	(56,109)	(21,878)	—	—
Total Class I	21,915	31,762	—	—
Class R6
Issued	3,304	3,632	118	204
Reinvested	708	22	67	68
Redeemed	(1,515)	(2,000)	(157)	(156)
Total Class R6	2,497	1,654	28	116
Class Y
Issued	23,293	25,779	211	24
Reinvested	5,504	156	59	61
Redeemed	(33,189)	(16,681)	(112)	(307)
Total Class Y	(4,392)	9,254	158	(222)
Change in Shares	20,038	39,383	77	(337)

(a)  Rounds to less than 1 thousand.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory Integrity Discovery Fund
Class A
Year Ended June 30:
2022	$45.53	(0.10)	(6.57)	(6.67)	(2.14)	(2.14)
2021	$24.03	(0.07)	21.57	21.50	—	—
2020	$32.28	(0.05)	(7.38)	(7.43)	(0.82)	(0.82)
2019	$42.75	(0.11)	(5.61)	(5.72)	(4.75)	(4.75)
2018	$41.01	(0.16)	6.40	6.24	(4.50)	(4.50)
Class C
Year Ended June 30:
2022	$30.67	(0.32)	(4.30)	(4.62)	(2.14)	(2.14)
2021	$16.32	(0.21)	14.56	14.35	—	—
2020	$22.36	(0.22)	(5.00)	(5.22)	(0.82)	(0.82)
2019	$31.69	(0.28)	(4.30)	(4.58)	(4.75)	(4.75)
2018	$31.69	(0.34)	4.84	4.50	(4.50)	(4.50)
Class R
Year Ended June 30:
2022	$42.35	(0.31)	(6.05)	(6.36)	(2.14)	(2.14)
2021	$22.45	(0.18)	20.08	19.90	—	—
2020	$30.36	(0.18)	(6.91)	(7.09)	(0.82)	(0.82)
2019	$40.76	(0.28)	(5.37)	(5.65)	(4.75)	(4.75)
2018	$39.49	(0.28)	6.05	5.77	(4.50)	(4.50)
Class Y
Year Ended June 30:
2022	$50.63	(0.03)	(7.34)	(7.37)	(2.14)	(2.14)
2021	$26.64	0.03	23.96	23.99	—	—
2020	$35.65	— (f)	(8.19)	(8.19)	(0.82)	(0.82)
2019	$46.47	(0.03)	(6.04)	(6.07)	(4.75)	(4.75)
2018	$44.11	(0.05)	6.91	6.86	(4.50)	(4.50)
Member Class
Year Ended June 30, 2022	$45.58	(0.04)	(6.60)	(6.64)	(2.14)	(2.14)
November 3, 2020 (g) through June 30, 2021	$26.37	(0.30)	19.51	19.21	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Amount is less than $0.005 per share.

(g)  Commencement of operations.

(h)  Amount is less than 0.005%.

(i)  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)(i)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)		Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Integrity Discovery Fund
Class A
Year Ended June 30:
2022	$36.72	(15.25)%	1.57%	(0.23)%		1.57%	$35,308	36%
2021	$45.53	89.47%	1.62%	(0.20)%		1.62%	$45,073	41%
2020	$24.03	(23.78)%	1.59%	(0.18)%		1.59%	$30,614	40%
2019	$32.28	(12.02)%	1.55%	(0.29)%		1.55%	$50,963	40%
2018	$42.75	15.76%	1.54%	(0.39)%		1.54%	$67,840	45%
Class C
Year Ended June 30:
2022	$23.91	(15.98)%	2.45%	(1.11)%		3.02%	$1,227	36%
2021	$30.67	87.93%	2.45%	(0.95)%		2.87%	$2,079	41%
2020	$16.32	(24.42)%	2.46%	(1.09)%		2.52%	$2,194	40%
2019	$22.36	(12.74)%	2.34%	(1.07)%		2.34%	$6,633	40%
2018	$31.69	14.88%	2.32%	(1.10)%		2.32%	$9,871	45%
Class R
Year Ended June 30:
2022	$33.85	(15.68)%	2.08%	(0.76)%		3.14%	$688	36%
2021	$42.35	88.56%	2.08%	(0.58)%		2.43%	$1,955	41%
2020	$22.45	(24.10)%	2.08%	(0.65)%		2.33%	$1,990	40%
2019	$30.36	(12.49)%	2.08%	(0.84)%		2.41%	$3,038	40%
2018	$40.76	15.15%	2.08%	(0.70)%		2.27%	$3,465	45%
Class Y
Year Ended June 30:
2022	$41.12	(15.09)%	1.38%	(0.05)%		1.38%	$24,479	36%
2021	$50.63	90.05%	1.31%	0.07%		1.31%	$40,600	41%
2020	$26.64	(23.64)%	1.38%	—	%(h)	1.38%	$27,519	40%
2019	$35.65	(11.81)%	1.30%	(0.06)%		1.30%	$71,708	40%
2018	$46.47	16.08%	1.28%	(0.12)%		1.28%	$78,079	45%
Member Class
Year Ended June 30, 2022	$36.80	(15.17)%	1.50%	(0.10)%		1.99%	$3,232	36%
November 3, 2020 (g) through June 30, 2021	$45.58	72.85%	1.50%	(1.04)%		5.05%	$2,172	41%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Return of Capital
Victory Integrity Mid-Cap Value Fund
Class A
Year Ended June 30:
2022	$23.72	0.21	(1.66)	(1.45)	—	(1.16)	—
2021	$15.30	0.13	8.74	8.87	(0.37)	—	(0.08)
2020	$17.86	0.24	(2.70)	(2.46)	(0.10)	—	—
2019	$19.17	0.19	(0.32)	(0.13)	(0.19)	(0.99)	—
2018	$17.91	0.19	1.84	2.03	(0.15)	(0.62)	—
Class C
Year Ended June 30:
2022	$23.81	0.03	(1.65)	(1.62)	—	(1.16)	—
2021	$15.37	(0.05)	8.82	8.77	(0.27)	—	(0.06)
November 4, 2019 (f) through June 30, 2020	$18.75	0.11	(3.39)	(3.28)	(0.10)	—	—
Class R6
Year Ended June 30:
2022	$23.99	0.31	(1.69)	(1.38)	(0.05)	(1.16)	—
2021	$15.47	0.19	8.85	9.04	(0.43)	—	(0.09)
2020	$18.02	0.33	(2.74)	(2.41)	(0.14)	—	—
2019	$19.30	0.26	(0.32)	(0.06)	(0.23)	(0.99)	—
2018	$18.02	0.22	1.87	2.09	(0.19)	(0.62)	—
Class Y
Year Ended June 30:
2022	$23.95	0.28	(1.70)	(1.42)	(0.01)	(1.16)	—
2021	$15.44	0.06	8.94	9.00	(0.41)	—	(0.08)
2020	$18.02	0.25	(2.68)	(2.43)	(0.15)	—	—
2019	$19.34	0.28	(0.37)	(0.09)	(0.24)	(0.99)	—
2018	$18.06	0.24	1.85	2.09	(0.19)	(0.62)	—
Member Class
Year Ended June 30, 2022	$24.08	0.27	(1.72)	(1.45)	—	(1.16)	—
November 3, 2020 (f) through June 30, 2021	$16.94	(0.26)	7.58	7.32	(0.17)	—	(0.01)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Integrity Mid-Cap Value Fund
Class A
Year Ended June 30:
2022	(1.16)	$21.11	(6.56)%	1.00%	0.90%	1.42%	$19,898	70%
2021	(0.45)	$23.72	58.66%	1.00%	0.64%	1.37%	$12,542	67%
2020	(0.10)	$15.30	(13.90)%	1.00%	1.40%	1.43%	$8,574	82%
2019	(1.18)	$17.86	0.36%	1.00%	1.05%	1.51%	$7,567	73%
2018	(0.77)	$19.17	11.32%	1.09%	1.01%	1.67%	$4,255	73%
Class C
Year Ended June 30:
2022	(1.16)	$21.03	(7.26)%	1.75%	0.14%	2.82%	$83	70%
2021	(0.33)	$23.81	57.43%	1.75%	(0.25)%	16.27%	$78	67%
November 4, 2019 (f) through June 30, 2020	(0.10)	$15.37	(17.55)%	1.75%	1.02%	43.95%	$44	82%
Class R6
Year Ended June 30:
2022	(1.21)	$21.40	(6.21)%	0.60%	1.28%	0.87%	$207,959	70%
2021	(0.52)	$23.99	59.24%	0.60%	0.94%	0.88%	$226,652	67%
2020	(0.14)	$15.47	(13.53)%	0.60%	1.93%	0.88%	$184,503	82%
2019	(1.22)	$18.02	0.72%	0.60%	1.43%	0.94%	$56,232	73%
2018	(0.81)	$19.30	11.68%	0.77%	1.14%	1.17%	$6,750	73%
Class Y
Year Ended June 30:
2022	(1.17)	$21.36	(6.35)%	0.75%	1.18%	1.03%	$45,535	70%
2021	(0.49)	$23.95	59.03%	0.75%	0.29%	1.08%	$25,003	67%
2020	(0.15)	$15.44	(13.67)%	0.75%	1.46%	1.21%	$9,352	82%
2019	(1.23)	$18.02	0.58%	0.75%	1.52%	1.17%	$21,486	73%
2018	(0.81)	$19.34	11.58%	0.84%	1.25%	1.13%	$59,866	73%
Member Class
Year Ended June 30, 2022	(1.16)	$21.47	(6.46)%	0.85%	1.11%	1.97%	$2,385	70%
November 3, 2020 (f) through June 30, 2021	(0.18)	$24.08	43.46%	0.85%	(1.69)%	8.67%	$845	67%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Integrity Small-Cap Value Fund
Class A
Year Ended June 30: 2022	$43.97	0.03	(4.51)	(4.48)	(0.04)	(6.94)
2021	$24.40	(0.01)	19.61	19.60	(0.03)	—
2020	$32.37	0.03	(7.86)	(7.83)	—	(0.14)
2019	$40.06	0.09	(3.59)	(3.50)	—	(4.19)
2018	$37.70	(0.04)	4.76	4.72	—	(2.36)
Class C
Year Ended June 30: 2022	$37.22	(0.22)	(3.67)	(3.89)	—	(6.94)
2021	$20.81	(0.26)	16.67	16.41	—	—
2020	$27.85	(0.17)	(6.73)	(6.90)	—	(0.14)
2019	$35.40	(0.13)	(3.23)	(3.36)	—	(4.19)
2018	$33.76	(0.24)	4.24	4.00	—	(2.36)
Class R
Year Ended June 30: 2022	$42.35	(0.07)	(4.30)	(4.37)	—	(6.94)
2021	$23.53	(0.10)	18.92	18.82	—	—
2020	$31.32	(0.05)	(7.60)	(7.65)	—	(0.14)
2019	$39.02	(0.01)	(3.50)	(3.51)	—	(4.19)
2018	$36.86	(0.13)	4.65	4.52	—	(2.36)
Class R6
Year Ended June 30: 2022	$45.91	0.26	(4.75)	(4.49)	(0.24)	(6.94)
2021	$25.43	0.18	20.47	20.65	(0.17)	—
2020	$33.70	0.19	(8.18)	(7.99)	(0.14)	(0.14)
2019	$41.51	0.24	(3.67)	(3.43)	(0.19)	(4.19)
2018	$38.86	0.18	4.92	5.10	(0.09)	(2.36)
Class Y
Year Ended June 30: 2022	$45.62	0.21	(4.71)	(4.50)	(0.20)	(6.94)
2021	$25.27	0.13	20.34	20.47	(0.12)	—
2020	$33.49	0.14	(8.13)	(7.99)	(0.09)	(0.14)
2019	$41.25	0.21	(3.67)	(3.46)	(0.11)	(4.19)
2018	$38.63	0.11	4.89	5.00	(0.02)	(2.36)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Does not include acquired fund fees and expenses, if any.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(d)	Net Expenses(b)	Net Investment Income (Loss)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Integrity Small-Cap Value Fund
Class A
Year Ended June 30: 2022	(6.98)	$32.51	(12.11)%	1.50%	0.08%	1.50%	$69,687	58%
2021	(0.03)	$43.97	80.37%	1.50%	(0.02)%	1.50%	$91,203	56%
2020	(0.14)	$24.40	(24.33)%	1.48%	0.10%	1.48%	$79,429	80%
2019	(4.19)	$32.37	(7.16)%	1.50%	0.25%	1.58%	$140,439	72%
2018	(2.36)	$40.06	12.55%	1.50%	(0.10)%	1.54%	$221,775	70%
Class C
Year Ended June 30: 2022	(6.94)	$26.39	(12.77)%	2.25%	(0.67)%	2.25%	$5,667	58%
2021	—	$37.22	78.86%	2.34%	(0.89)%	2.34%	$7,578	56%
2020	(0.14)	$20.81	(24.91)%	2.25%	(0.69)%	2.25%	$5,796	80%
2019	(4.19)	$27.85	(7.79)%	2.16%	(0.42)%	2.16%	$11,083	72%
2018	(2.36)	$35.40	11.86%	2.13%	(0.70)%	2.13%	$16,746	70%
Class R
Year Ended June 30: 2022	(6.94)	$31.04	(12.32)%	1.75%	(0.18)%	1.99%	$4,605	58%
2021	—	$42.35	79.91%	1.75%	(0.29)%	1.95%	$7,099	56%
2020	(0.14)	$23.53	(24.54)%	1.75%	(0.19)%	1.86%	$5,303	80%
2019	(4.19)	$31.32	(7.39)%	1.75%	(0.03)%	1.99%	$10,451	72%
2018	(2.36)	$39.02	12.29%	1.75%	(0.35)%	1.89%	$14,952	70%
Class R6
Year Ended June 30: 2022	(7.18)	$34.24	(11.63)%	0.95%	0.61%	0.95%	$716,271	58%
2021	(0.17)	$45.91	81.42%	0.96%	0.52%	0.96%	$1,145,953	56%
2020	(0.28)	$25.43	(23.95)%	0.97%	0.64%	0.97%	$984,938	80%
2019	(4.38)	$33.70	(6.67)%	0.96%	0.65%	0.96%	$1,179,915	72%
2018	(2.45)	$41.51	13.17%	0.95%	0.45%	0.95%	$938,831	70%
Class Y
Year Ended June 30: 2022	(7.14)	$33.98	(11.72)%	1.07%	0.51%	1.07%	$606,277	58%
2021	(0.12)	$45.62	81.13%	1.08%	0.36%	1.08%	$765,951	56%
2020	(0.23)	$25.27	(24.04)%	1.11%	0.47%	1.11%	$491,836	80%
2019	(4.30)	$33.49	(6.83)%	1.12%	0.58%	1.12%	$981,688	72%
2018	(2.38)	$41.25	13.01%	1.12%	0.28%	1.12%	$1,467,901	70%
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Integrity Small/Mid-Cap Value Fund
Class A
Year Ended June 30: 2022	$22.98	0.15	(1.99)	(1.84)	(0.05)	(1.39)
2021	$13.46	0.05	9.73	9.78	(0.26)	—
2020	$16.70	0.10	(3.24)	(3.14)	(0.10)	—
2019	$17.75	0.12	(0.53)	(0.41)	(0.12)	(0.52)
2018	$16.04	0.07	1.89	1.96	(0.05)	(0.20)
Class R6
Year Ended June 30: 2022	$23.30	0.22	(2.02)	(1.80)	(0.11)	(1.39)
2021	$13.64	0.14	9.82	9.96	(0.30)	—
2020	$16.91	0.15	(3.28)	(3.13)	(0.14)	—
2019	$17.96	0.14	(0.51)	(0.37)	(0.16)	(0.52)
2018	$16.20	0.05	1.99	2.04	(0.08)	(0.20)
Class Y
Year Ended June 30: 2022	$23.23	0.21	(2.02)	(1.81)	(0.10)	(1.39)
2021	$13.60	0.12	9.81	9.93	(0.30)	—
2020	$16.86	0.14	(3.27)	(3.13)	(0.13)	—
2019	$17.92	0.22	(0.60)	(0.38)	(0.16)	(0.52)
2018	$16.17	0.12	1.91	2.03	(0.08)	(0.20)
Member Class
Year Ended June 30, 2022	$23.18	0.21	(2.04)	(1.83)	(0.09)	(1.39)
November 3, 2020 (f) through June 30, 2021	$14.86	(0.27)	8.73	8.46	(0.14)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Integrity Small/Mid-Cap Value Fund
Class A
Year Ended June 30: 2022	(1.44)	$19.70	(8.64)%	1.13%	0.67%	1.50%	$7,149	63%
2021	(0.26)	$22.98	73.21%	1.13%	0.27%	1.68%	$6,589	61%
2020	(0.10)	$13.46	(18.97)%	1.13%	0.67%	1.65%	$3,241	72%
2019	(0.64)	$16.70	(1.66)%	1.13%	0.70%	1.71%	$3,626	67%
2018	(0.25)	$17.75	12.16%	1.13%	0.42%	1.74%	$2,996	77%
Class R6
Year Ended June 30: 2022	(1.50)	$20.00	(8.38)%	0.83%	0.97%	0.93%	$151,752	63%
2021	(0.30)	$23.30	73.68%	0.83%	0.72%	0.94%	$143,273	61%
2020	(0.14)	$13.64	(18.70)%	0.83%	0.97%	0.97%	$80,284	72%
2019	(0.68)	$16.91	(1.39)%	0.83%	0.86%	0.96%	$95,286	67%
2018	(0.28)	$17.96	12.54%	0.83%	0.28%	1.26%	$24,926	77%
Class Y
Year Ended June 30: 2022	(1.49)	$19.93	(8.45)%	0.88%	0.91%	0.97%	$46,579	63%
2021	(0.30)	$23.23	73.61%	0.88%	0.66%	0.98%	$56,537	61%
2020	(0.13)	$13.60	(18.73)%	0.88%	0.92%	1.01%	$32,572	72%
2019	(0.68)	$16.86	(1.45)%	0.88%	1.30%	1.03%	$35,927	67%
2018	(0.28)	$17.92	12.51%	0.88%	0.67%	1.13%	$92,019	77%
Member Class
Year Ended June 30, 2022	(1.48)	$19.87	(8.50)%	0.95%	0.90%	1.59%	$5,054	63%
November 3, 2020 (f) through June 30, 2021	(0.14)	$23.18	57.17%	0.95%	(1.84)%	4.39%	$2,388	61%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Munder Multi-Cap Fund
Class A
Year Ended June 30: 2022	$53.57	— (d)	(3.48)	(3.48)	—	(6.13)
2021	$38.28	(0.09)	15.41	15.32	(0.03)	—
2020	$38.75	0.03	0.65	0.68	(0.10)	(1.05)
2019	$44.99	0.10	0.08	0.18	—	(6.42)
2018	$41.77	(0.03)	5.71	5.68	— (d)	(2.46)
Class C
Year Ended June 30: 2022	$40.76	(0.35)	(2.32)	(2.67)	—	(6.13)
2021	$29.35	(0.35)	11.76	11.41	—	—
2020	$30.10	(0.22)	0.52	0.30	—	(1.05)
2019	$36.81	(0.16)	(0.13)	(0.29)	—	(6.42)
2018	$34.82	(0.34)	4.79	4.45	—	(2.46)
Class Y
Year Ended June 30: 2022	$58.88	0.19	(3.96)	(3.77)	—	(6.13)
2021	$42.05	0.08	16.93	17.01	(0.18)	—
2020	$42.42	0.19	0.72	0.91	(0.23)	(1.05)
2019	$48.41	0.27	0.16	0.43	—	(6.42)
2018	$44.62	0.14	6.11	6.25	—	(2.46)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Does not include acquired fund fees and expenses, if any.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Amount is less than $0.005 per share.

(e)  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(f)  During the year ended June 30, 2018, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.22%.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(e)		Net Expenses(b)	Net Investment Income (Loss)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Munder Multi-Cap Fund
Class A
Year Ended June 30: 2022	(6.13)	$43.96	(8.71)%		1.28%	0.00%	1.28%	$332,533	64%
2021	(0.03)	$53.57	40.04%		1.35%	(0.20)%	1.35%	$393,769	70%
2020	(1.15)	$38.28	1.53%		1.35%	0.09%	1.35%	$311,642	100%
2019	(6.42)	$38.75	2.86%		1.36%	0.25%	1.36%	$346,180	107%
2018	(2.46)	$44.99	13.37	%(f)	1.36%	(0.07)%	1.36%	$374,259	123%
Class C
Year Ended June 30: 2022	(6.13)	$31.96	(9.53)%		2.16%	(0.88)%	2.37%	$3,287	64%
2021	—	$40.76	38.88%		2.16%	(1.00)%	2.32%	$4,339	70%
2020	(1.05)	$29.35	0.69%		2.18%	(0.73)%	2.20%	$5,769	100%
2019	(6.42)	$30.10	2.21%		2.07%	(0.48)%	2.07%	$10,056	107%
2018	(2.46)	$36.81	12.48	%(f)	2.16%	(0.91)%	2.16%	$18,383	123%
Class Y
Year Ended June 30: 2022	(6.13)	$48.98	(8.41)%		0.96%	0.32%	0.96%	$35,063	64%
2021	(0.18)	$58.88	40.51%		0.99%	0.16%	0.99%	$40,374	70%
2020	(1.28)	$42.05	1.92%		0.99%	0.46%	0.99%	$30,258	100%
2019	(6.42)	$42.42	3.21%		1.00%	0.61%	1.00%	$30,776	107%
2018	(2.46)	$48.41	13.81	%(f)	1.00%	0.29%	1.00%	$33,503	123%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory S&P 500 Index Fund
Class A
Year Ended June 30: 2022	$25.84	0.23	(2.72)	(2.49)	(0.21)	(1.90)
2021	$19.80	0.22	7.43	7.65	(0.24)	(1.37)
2020	$21.07	0.29	1.20	1.49	(0.28)	(2.48)
2019	$21.52	0.31	1.43	1.74	(0.33)	(1.86)
2018	$22.20	0.31	2.65	2.96	(0.31)	(3.33)
Class R
Year Ended June 30: 2022	$25.74	0.13	(2.70)	(2.57)	(0.12)	(1.90)
2021	$19.74	0.13	7.39	7.52	(0.15)	(1.37)
2020	$21.01	0.21	1.21	1.42	(0.21)	(2.48)
2019	$21.47	0.22	1.43	1.65	(0.25)	(1.86)
2018	$22.15	0.21	2.66	2.87	(0.22)	(3.33)
Class Y
Year Ended June 30: 2022	$26.07	0.25	(2.75)	(2.50)	(0.23)	(1.90)
2021	$19.96	0.25	7.49	7.74	(0.26)	(1.37)
2020	$21.22	0.32	1.21	1.53	(0.31)	(2.48)
2019	$21.66	0.33	1.45	1.78	(0.36)	(1.86)
2018	$22.31	0.35	2.67	3.02	(0.34)	(3.33)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Does not include acquired fund fees and expenses, if any.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(d)	Net Expenses(b)	Net Investment Income (Loss)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory S&P 500 Index Fund
Class A
Year Ended June 30: 2022	(2.11)	$21.24	(11.11)%	0.53%	0.89%	0.53%	$156,112	5%
2021	(1.61)	$25.84	40.00%	0.55%	0.97%	0.55%	$194,818	3%
2020	(2.76)	$19.80	6.96%	0.55%	1.42%	0.55%	$153,714	4%
2019	(2.19)	$21.07	9.80%	0.53%	1.46%	0.53%	$188,004	3%
2018	(3.64)	$21.52	13.73%	0.55%	1.38%	0.55%	$192,530	2%
Class R
Year Ended June 30: 2022	(2.02)	$21.15	(11.43)%	0.92%	0.50%	0.92%	$17,735	5%
2021	(1.52)	$25.74	39.38%	0.95%	0.57%	0.95%	$17,907	3%
2020	(2.69)	$19.74	6.57%	0.95%	1.02%	0.95%	$13,726	4%
2019	(2.11)	$21.01	9.31%	0.96%	1.04%	0.96%	$14,501	3%
2018	(3.55)	$21.47	13.31%	0.97%	0.97%	0.97%	$17,052	2%
Class Y
Year Ended June 30: 2022	(2.13)	$21.44	(11.06)%	0.44%	0.98%	0.44%	$49,382	5%
2021	(1.63)	$26.07	40.16%	0.45%	1.07%	0.45%	$56,607	3%
2020	(2.79)	$19.96	7.07%	0.43%	1.56%	0.43%	$46,072	4%
2019	(2.22)	$21.22	9.93%	0.43%	1.57%	0.43%	$32,146	3%
2018	(3.67)	$21.66	13.96%	0.39%	1.57%	0.39%	$19,932	2%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income		Net Realized Gains from Investments
Victory Munder Mid-Cap Core Growth Fund
Class A
Year Ended June 30: 2022	$15.41	(0.05)	(1.67)	(1.72)	—		(4.16)
2021	$11.76	(0.09)	5.40	5.31	—		(1.66)
2020	$22.95	(0.07)	0.01	(0.06)	—		(11.13)
2019	$34.56	(0.13)	(0.72)	(0.85)	—		(10.76)
2018	$37.21	(0.11)	4.55	4.44	—		(7.09)
Class C
Year Ended June 30: 2022	$5.25	(0.03)	—	(0.03)	—	(d)	(4.16)
2021	$4.90	(0.07)	2.08	2.01	—		(1.66)
2020	$15.96	(0.10)	0.17	0.07	—		(11.13)
2019	$27.98	(0.23)	(1.03)	(1.26)	—		(10.76)
2018	$31.54	(0.29)	3.82	3.53	—		(7.09)
Class R
Year Ended June 30: 2022	$12.75	(0.07)	(1.23)	(1.30)	—		(4.16)
2021	$9.98	(0.11)	4.54	4.43	—		(1.66)
2020	$21.16	(0.09)	0.04	(0.05)	—		(11.13)
2019	$32.91	(0.20)	(0.79)	(0.99)	—		(10.76)
2018	$35.82	(0.20)	4.38	4.18	—		(7.09)
Class R6
Year Ended June 30: 2022	$19.99	0.01	(2.44)	(2.43)	(0.02)		(4.16)
2021	$14.80	(0.04)	6.89	6.85	—		(1.66)
2020	$26.00	— (d)	(0.07)	(0.07)	—		(11.13)
2019	$37.36	— (d)	(0.60)	(0.60)	—		(10.76)
2018	$39.55	0.06	4.84	4.90	—		(7.09)
Class Y
Year Ended June 30: 2022	$19.00	(0.02)	(2.27)	(2.29)	—		(4.16)
2021	$14.15	(0.05)	6.56	6.51	—		(1.66)
2020	$25.37	(0.04)	(0.05)	(0.09)	—		(11.13)
2019	$36.79	(0.07)	(0.59)	(0.66)	—		(10.76)
2018	$39.10	(0.01)	4.79	4.78	—		(7.09)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Does not include acquired fund fees and expenses, if any.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses(b)	Net Investment Income (Loss)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Munder Mid-Cap Core Growth Fund
Class A
Year Ended June 30: 2022	(4.16)	$9.53	(16.84)%	1.26%	(0.35)%	1.26%	$157,570	80%
2021	(1.66)	$15.41	47.52%	1.27%	(0.62)%	1.27%	$216,453	103%
2020	(11.13)	$11.76	(3.04)%	1.29%	(0.40)%	1.29%	$186,571	86%
2019	(10.76)	$22.95	4.18%	1.28%	(0.49)%	1.28%	$292,120	82%
2018	(7.09)	$34.56	12.08%	1.28%	(0.29)%	1.28%	$575,926	50%
Class C
Year Ended June 30: 2022	(4.16)	$1.06	(17.53)%	2.12%	(1.23)%	2.15%	$4,714	80%
2021	(1.66)	$5.25	46.51%	2.06%	(1.40)%	2.06%	$9,806	103%
2020	(11.13)	$4.90	(3.82)%	2.03%	(1.15)%	2.03%	$14,053	86%
2019	(10.76)	$15.96	3.51%	1.94%	(1.14)%	1.94%	$26,825	82%
2018	(7.09)	$27.98	11.28%	1.96%	(0.94)%	1.96%	$52,210	50%
Class R
Year Ended June 30: 2022	(4.16)	$7.29	(17.10)%	1.57%	(0.66)%	1.75%	$8,890	80%
2021	(1.66)	$12.75	47.15%	1.57%	(0.92)%	1.69%	$13,463	103%
2020	(11.13)	$9.98	(3.28)%	1.57%	(0.68)%	1.67%	$12,943	86%
2019	(10.76)	$21.16	3.85%	1.57%	(0.79)%	1.69%	$18,438	82%
2018	(7.09)	$32.91	11.79%	1.57%	(0.58)%	1.65%	$25,939	50%
Class R6
Year Ended June 30: 2022	(4.18)	$13.38	(16.53)%	0.87%	0.04%	0.87%	$70,577	80%
2021	(1.66)	$19.99	48.19%	0.87%	(0.21)%	0.87%	$98,852	103%
2020	(11.13)	$14.80	(2.60)%	0.86%	0.01%	0.86%	$113,104	86%
2019	(10.76)	$26.00	4.57%	0.87%	(0.01)%	0.87%	$310,949	82%
2018	(7.09)	$37.36	12.56%	0.84%	0.15%	0.84%	$685,568	50%
Class Y
Year Ended June 30: 2022	(4.16)	$12.55	(16.64)%	0.98%	(0.10)%	0.98%	$122,169	80%
2021	(1.66)	$19.00	48.00%	0.98%	(0.33)%	0.98%	$242,860	103%
2020	(11.13)	$14.15	(2.76)%	1.04%	(0.18)%	1.04%	$257,692	86%
2019	(10.76)	$25.37	4.47%	1.02%	(0.22)%	1.02%	$810,261	82%
2018	(7.09)	$36.79	12.38%	1.01%	(0.02)%	1.01%	$2,240,305	50%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Munder Small Cap Growth Fund
Class A
Year Ended June 30: 2022	$20.38	(0.14)	(6.16)	(6.30)	—	(1.90)
2021	$14.13	(0.16)	7.85	7.69	(0.02)	(1.42)
2020	$13.39	(0.09)	1.88	1.79	—	(1.05)
2019	$13.81	(0.12)	1.12	1.00	—	(1.42)
2018	$11.14	(0.10)	2.84	2.74	—	(0.07)
Class I
Year Ended June 30: 2022	$20.75	(0.10)	(6.30)	(6.40)	—	(1.90)
2021	$14.35	(0.11)	7.98	7.87	(0.05)	(1.42)
2020	$13.56	(0.05)	1.89	1.84	—	(1.05)
2019	$13.92	(0.09)	1.15	1.06	—	(1.42)
2018	$11.21	(0.07)	2.85	2.78	—	(0.07)
Class Y
Year Ended June 30: 2022	$20.51	(0.11)	(6.22)	(6.33)	—	(1.90)
2021	$14.20	(0.13)	7.89	7.76	(0.03)	(1.42)
2020	$13.44	(0.06)	1.87	1.81	—	(1.05)
2019	$13.88	(0.11)	1.09	0.98	—	(1.42)
2018	$11.18	(0.09)	2.86	2.77	—	(0.07)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Does not include acquired fund fees and expenses, if any.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses(b)	Net Investment Income (Loss)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Munder Small Cap Growth Fund
Class A
Year Ended June 30: 2022	(1.90)	$12.18	(33.53)%	1.40%	(0.82)%	2.39%	$643	36%
2021	(1.44)	$20.38	56.27%	1.40%	(0.89)%	2.09%	$614	28%
2020	(1.05)	$14.13	13.64%	1.40%	(0.67)%	2.26%	$359	56%
2019	(1.42)	$13.39	10.06%	1.40%	(0.90)%	2.31%	$189	108%
2018	(0.07)	$13.81	24.73%	1.40%	(0.86)%	2.69%	$174	62%
Class I
Year Ended June 30: 2022	(1.90)	$12.45	(33.41)%	1.15%	(0.60)%	1.24%	$9,981	36%
2021	(1.47)	$20.75	56.71%	1.15%	(0.64)%	1.22%	$16,328	28%
2020	(1.05)	$14.35	13.85%	1.15%	(0.39)%	1.32%	$10,370	56%
2019	(1.42)	$13.56	10.44%	1.15%	(0.65)%	1.17%	$9,034	108%
2018	(0.07)	$13.92	24.94%	1.15%	(0.61)%	1.31%	$7,518	62%
Class Y
Year Ended June 30: 2022	(1.90)	$12.28	(33.46)%	1.25%	(0.67)%	1.33%	$142	36%
2021	(1.45)	$20.51	56.57%	1.25%	(0.74)%	1.85%	$158	28%
2020	(1.05)	$14.20	13.74%	1.25%	(0.49)%	2.84%	$87	56%
2019	(1.42)	$13.44	9.84%	1.25%	(0.77)%	1.45%	$77	108%
2018	(0.07)	$13.88	24.92%	1.25%	(0.71)%	2.98%	$70	62%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Trivalent International Fund-Core Equity
Class A
Year Ended June 30: 2022	$8.35	0.17	(1.73)	(1.56)	(0.28)	—
2021	$6.49	0.18	1.77	1.95	(0.09)	—
2020	$6.87	0.12	(0.44)	(0.32)	(0.06)	—
2019	$7.28	0.14	(0.30)	(0.16)	(0.13)	(0.12)
2018	$7.21	0.13	0.44	0.57	(0.13)	(0.37)
Class C
Year Ended June 30: 2022	$8.33	0.11	(1.73)	(1.62)	(0.21)	—
2021	$6.46	0.12	1.76	1.88	(0.01)	—
2020	$6.84	0.06	(0.43)	(0.37)	(0.01)	—
2019	$7.22	0.08	(0.27)	(0.19)	(0.07)	(0.12)
2018	$7.16	0.05	0.45	0.50	(0.07)	(0.37)
Class I
Year Ended June 30: 2022	$8.40	0.20	(1.74)	(1.54)	(0.31)	—
2021	$6.53	0.21	1.78	1.99	(0.12)	—
2020	$6.90	0.14	(0.43)	(0.29)	(0.08)	—
2019	$7.29	0.17	(0.30)	(0.13)	(0.14)	(0.12)
2018	$7.23	0.24	0.34	0.58	(0.15)	(0.37)
Class R6
Year Ended June 30: 2022	$8.45	0.21	(1.75)	(1.54)	(0.31)	—
2021	$6.57	0.21	1.78	1.99	(0.11)	—
2020	$6.92	0.14	(0.43)	(0.29)	(0.06)	—
2019	$7.31	0.17	(0.29)	(0.12)	(0.15)	(0.12)
2018	$7.23	0.21	0.39	0.60	(0.15)	(0.37)
Class Y
Year Ended June 30: 2022	$8.34	0.19	(1.73)	(1.54)	(0.30)	—
2021	$6.48	0.20	1.77	1.97	(0.11)	—
2020	$6.87	0.13	(0.44)	(0.31)	(0.08)	—
2019	$7.26	0.15	(0.28)	(0.13)	(0.14)	(0.12)
2018	$7.20	0.12	0.46	0.58	(0.15)	(0.37)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Does not include acquired fund fees and expenses, if any.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(d)	Net Expenses(b)	Net Investment Income (Loss)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Trivalent International Fund-Core Equity
Class A
Year Ended June 30: 2022	(0.28)	$6.51	(19.33)%	0.95%	2.18%	1.77%	$4,147	55%
2021	(0.09)	$8.35	30.28%	0.95%	2.32%	1.76%	$5,379	47%
2020	(0.06)	$6.49	(4.72)%	0.95%	1.73%	1.84%	$4,550	49%
2019	(0.25)	$6.87	(1.69)%	0.95%	2.08%	1.96%	$5,347	56%
2018	(0.50)	$7.28	7.74%	1.11%	1.71%	1.91%	$8,620	51%
Class C
Year Ended June 30: 2022	(0.21)	$6.50	(19.89)%	1.70%	1.40%	20.36%	$71	55%
2021	(0.01)	$8.33	29.09%	1.70%	1.59%	12.66%	$108	47%
2020	(0.01)	$6.46	(5.48)%	1.70%	0.87%	6.44%	$204	49%
2019	(0.19)	$6.84	(2.19)%	1.70%	1.22%	5.22%	$335	56%
2018	(0.44)	$7.22	6.81%	1.87%	0.64%	3.61%	$449	51%
Class I
Year Ended June 30: 2022	(0.31)	$6.55	(19.03)%	0.60%	2.57%	1.62%	$2,834	55%
2021	(0.12)	$8.40	30.65%	0.60%	2.69%	1.42%	$3,303	47%
2020	(0.08)	$6.53	(4.36)%	0.60%	2.12%	1.54%	$2,579	49%
2019	(0.26)	$6.90	(1.19)%	0.60%	2.48%	1.76%	$2,268	56%
2018	(0.52)	$7.29	8.07%	0.72%	3.17%	2.67%	$2,575	51%
Class R6
Year Ended June 30: 2022	(0.31)	$6.60	(18.93)%	0.55%	2.60%	0.96%	$172,965	55%
2021	(0.11)	$8.45	30.57%	0.55%	2.75%	1.00%	$204,691	47%
2020	(0.06)	$6.57	(4.34)%	0.55%	2.06%	1.01%	$119,275	49%
2019	(0.27)	$6.92	(1.12)%	0.55%	2.53%	1.45%	$5,661	56%
2018	(0.52)	$7.31	8.14%	0.71%	2.71%	1.71%	$5,975	51%
Class Y
Year Ended June 30: 2022	(0.30)	$6.50	(19.16)%	0.70%	2.42%	1.21%	$6,614	55%
2021	(0.11)	$8.34	30.62%	0.70%	2.59%	1.19%	$8,574	47%
2020	(0.08)	$6.48	(4.60)%	0.70%	1.95%	1.32%	$6,532	49%
2019	(0.26)	$6.87	(1.34)%	0.70%	2.26%	1.40%	$8,482	56%
2018	(0.52)	$7.26	8.01%	0.87%	1.62%	1.49%	$9,712	51%
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Trivalent International Small-Cap Fund
Class A
Year Ended June 30: 2022	$18.04	0.18		(4.40)	(4.22)	(0.23)	(1.16)
2021	$12.83	0.14		5.07	5.21	—	—
2020	$13.02	0.06		(0.02)	0.04	(0.23)	—
2019	$14.46	0.13		(1.22)	(1.09)	(0.09)	(0.26)
2018	$12.87	0.10		1.72	1.82	(0.15)	(0.08)
Class C
Year Ended June 30: 2022	$17.46	0.05		(4.26)	(4.21)	(0.11)	(1.16)
2021	$12.51	0.04		4.91	4.95	—	—
2020	$12.71	(0.03)		(0.03)	(0.06)	(0.14)	—
2019	$14.12	0.02		(1.17)	(1.15)	—	(0.26)
2018	$12.58	—	(d)	1.67	1.67	(0.05)	(0.08)
Class I
Year Ended June 30: 2022	$18.19	0.26		(4.46)	(4.20)	(0.29)	(1.16)
2021	$12.94	0.25		5.07	5.32	(0.07)	—
2020	$13.13	0.11		(0.02)	0.09	(0.28)	—
2019	$14.58	0.18		(1.23)	(1.05)	(0.14)	(0.26)
2018	$12.96	0.18		1.71	1.89	(0.19)	(0.08)
Class R6
Year Ended June 30: 2022	$18.26	0.25		(4.48)	(4.23)	(0.28)	(1.16)
2021	$13.00	0.23		5.09	5.32	(0.06)	—
2020	$13.19	0.12		(0.04)	0.08	(0.27)	—
2019	$14.65	0.17		(1.24)	(1.07)	(0.13)	(0.26)
2018	$13.02	0.15		1.73	1.88	(0.17)	(0.08)
Class Y
Year Ended June 30: 2022	$18.10	0.22		(4.42)	(4.20)	(0.27)	(1.16)
2021	$12.88	0.22		5.05	5.27	(0.05)	—
2020	$13.07	0.10		(0.03)	0.07	(0.26)	—
2019	$14.52	0.16		(1.22)	(1.06)	(0.13)	(0.26)
2018	$12.91	0.15		1.71	1.86	(0.17)	(0.08)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Does not include acquired fund fees and expenses, if any.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Amount is less than $0.005 per share.

(e)  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(e)	Net Expenses(b)	Net Investment Income (Loss)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Trivalent International Small-Cap Fund
Class A
Year Ended June 30: 2022	(1.39)	$12.43	(25.22)%	1.35%	1.09%	1.63%	$64,968	68%
2021	—	$18.04	40.61%	1.35%	0.91%	1.63%	$93,832	64%
2020	(0.23)	$12.83	0.15%	1.35%	0.47%	1.63%	$108,115	52%
2019	(0.35)	$13.02	(7.12)%	1.35%	1.02%	1.59%	$137,665	54%
2018	(0.23)	$14.46	14.14%	1.35%	0.68%	1.56%	$122,933	62%
Class C
Year Ended June 30: 2022	(1.27)	$11.98	(25.84)%	2.10%	0.30%	2.49%	$3,283	68%
2021	—	$17.46	39.57%	2.10%	0.26%	2.41%	$4,945	64%
2020	(0.14)	$12.51	(0.65)%	2.10%	(0.28)%	2.42%	$4,327	52%
2019	(0.26)	$12.71	(7.78)%	2.10%	0.15%	2.42%	$4,909	54%
2018	(0.13)	$14.12	13.28%	2.10%	(0.03)%	2.36%	$6,211	62%
Class I
Year Ended June 30: 2022	(1.45)	$12.54	(24.96)%	0.95%	1.56%	1.16%	$1,655,788	68%
2021	(0.07)	$18.19	41.16%	0.95%	1.52%	1.17%	$2,003,337	64%
2020	(0.28)	$12.94	0.54%	0.95%	0.88%	1.18%	$1,014,425	52%
2019	(0.40)	$13.13	(6.69)%	0.95%	1.41%	1.16%	$955,568	54%
2018	(0.27)	$14.58	14.60%	0.95%	1.22%	1.14%	$866,643	62%
Class R6
Year Ended June 30: 2022	(1.44)	$12.59	(25.02)%	1.03%	1.52%	1.03%	$123,487	68%
2021	(0.06)	$18.26	41.06%	1.03%	1.43%	1.03%	$133,486	64%
2020	(0.27)	$13.00	0.36%	1.06%	0.94%	1.06%	$73,480	52%
2019	(0.39)	$13.19	(6.86)%	1.08%	1.31%	1.08%	$42,975	54%
2018	(0.25)	$14.65	14.49%	1.08%	1.01%	1.08%	$39,497	62%
Class Y
Year Ended June 30: 2022	(1.43)	$12.47	(25.07)%	1.10%	1.33%	1.12%	$703,026	68%
2021	(0.05)	$18.10	40.96%	1.10%	1.35%	1.13%	$1,099,890	64%
2020	(0.26)	$12.88	0.41%	1.10%	0.75%	1.19%	$663,638	52%
2019	(0.39)	$13.07	(6.88)%	1.10%	1.21%	1.18%	$666,547	54%
2018	(0.25)	$14.52	14.45%	1.10%	1.05%	1.19%	$756,933	62%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Total Return Bond Fund
Class A
Year Ended June 30: 2022	$9.84	0.13	(1.15)	(1.02)	(0.20)	(0.20)
2021	$9.91	0.15	0.01	0.16	(0.23)	(0.23)
2020	$9.46	0.20	0.50	0.70	(0.25)	(0.25)
2019	$9.21	0.21	0.32	0.53	(0.28)	(0.28)
2018	$9.54	0.20	(0.24)	(0.04)	(0.29)	(0.29)
Class C
Year Ended June 30: 2022	$9.92	0.05	(1.15)	(1.10)	(0.13)	(0.13)
2021	$9.99	0.08	0.01	0.09	(0.16)	(0.16)
2020	$9.53	0.12	0.52	0.64	(0.18)	(0.18)
2019	$9.28	0.15	0.31	0.46	(0.21)	(0.21)
2018	$9.60	0.14	(0.25)	(0.11)	(0.21)	(0.21)
Class R6
Year Ended June 30: 2022	$9.87	0.15	(1.15)	(1.00)	(0.23)	(0.23)
2021	$9.94	0.17	0.02	0.19	(0.26)	(0.26)
2020	$9.48	0.22	0.51	0.73	(0.27)	(0.27)
2019	$9.23	0.24	0.31	0.55	(0.30)	(0.30)
2018	$9.55	0.22	(0.23)	(0.01)	(0.31)	(0.31)
Class Y
Year Ended June 30: 2022	$9.87	0.15	(1.15)	(1.00)	(0.23)	(0.23)
2021	$9.94	0.17	0.02	0.19	(0.26)	(0.26)
2020	$9.47	0.22	0.52	0.74	(0.27)	(0.27)
2019	$9.23	0.24	0.30	0.54	(0.30)	(0.30)
2018	$9.55	0.23	(0.24)	(0.01)	(0.31)	(0.31)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Does not include acquired fund fees and expenses, if any.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Portfolio turnover rate excluding mortgage dollar roll transactions was 103% for the year ended June 30, 2018.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses(b)	Net Investment Income (Loss)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(c)(d)
Victory INCORE Total Return Bond Fund
Class A
Year Ended June 30: 2022	$8.62	(10.48)%	0.85%	1.34%	1.20%	$7,507	55%
2021	$9.84	1.67%	0.85%	1.51%	1.16%	$9,380	79%
2020	$9.91	7.57%	0.85%	2.03%	1.11%	$11,472	74%
2019	$9.46	5.77%	0.85%	2.32%	1.09%	$12,248	150%
2018	$9.21	(0.49)%	0.85%	2.15%	1.11%	$12,592	110%
Class C
Year Ended June 30: 2022	$8.69	(11.23)%	1.60%	0.56%	5.81%	$163	55%
2021	$9.92	0.91%	1.60%	0.80%	3.68%	$451	79%
2020	$9.99	6.76%	1.60%	1.27%	3.54%	$727	74%
2019	$9.53	5.05%	1.60%	1.67%	3.12%	$574	150%
2018	$9.28	(1.12)%	1.60%	1.43%	2.31%	$973	110%
Class R6
Year Ended June 30: 2022	$8.64	(10.30)%	0.58%	1.62%	0.63%	$23,854	55%
2021	$9.87	1.93%	0.58%	1.73%	0.61%	$26,970	79%
2020	$9.94	7.94%	0.58%	2.30%	0.59%	$25,999	74%
2019	$9.48	6.05%	0.57%	2.61%	0.57%	$24,929	150%
2018	$9.23	(0.12)%	0.58%	2.37%	0.62%	$25,438	110%
Class Y
Year Ended June 30: 2022	$8.64	(10.32)%	0.60%	1.60%	0.65%	$28,539	55%
2021	$9.87	1.91%	0.60%	1.74%	0.64%	$31,032	79%
2020	$9.94	7.92%	0.60%	2.28%	0.62%	$33,455	74%
2019	$9.47	5.99%	0.60%	2.63%	0.63%	$31,026	150%
2018	$9.23	(0.13)%	0.59%	2.43%	0.59%	$52,633	110%

For a Share Outstanding Throughout Each Period

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements June 30, 2022

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 40 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following 11 Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory Integrity Discovery Fund	Integrity Discovery Fund	A, C, R, Y, and Member Class
Victory Integrity Mid-Cap Value Fund	Integrity Mid-Cap Value Fund	A, C, R6, Y, and Member Class
Victory Integrity Small-Cap Value Fund	Integrity Small-Cap Value Fund	A, C, R, R6, and Y
Victory Integrity Small/Mid-Cap Value Fund	Integrity Small/Mid-Cap Value Fund	A, R6, Y, and Member Class
Victory Munder Multi-Cap Fund	Munder Multi-Cap Fund	A, C, and Y
Victory S&P 500 Index Fund	S&P 500 Index Fund	A, R, and Y
Victory Munder Mid-Cap Core Growth Fund	Munder Mid-Cap Core Growth Fund	A, C, R, R6, and Y
Victory Munder Small Cap Growth Fund	Munder Small Cap Growth Fund	A, I and Y
Victory Trivalent International Fund — Core Equity	Trivalent International Fund — Core Equity	A, C, R6, Y, and I
Victory Trivalent International Small-Cap Fund	Trivalent International Small-Cap Fund	A, C, R6, Y, and I
Victory INCORE Total Return Bond Fund	INCORE Total Return Bond Fund	A, C, R6, and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time a Fund's NAV is calculated. The Funds use a systematic valuation model, provided

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of June 30, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Integrity Discovery Fund
Common Stocks	$63,242	$—	$—		$63,242
Collateral for Securities Loaned	2,625	—	—		2,625
Total	$65,867	$—	$—		$65,867
Integrity Mid-Cap Value Fund
Common Stocks	$271,894	$—	$—		$271,894
Collateral for Securities Loaned	3,151	—	—		3,151
Total	$275,045	$—	$—		$275,045
Integrity Small-Cap Value Fund
Common Stocks	$1,357,892	$—	$—		$1,357,892
Exchange-Traded Funds	13,615	—	—		13,615
Collateral for Securities Loaned	24,052	—	—		24,052
Total	$1,395,559	$—	$—		$1,395,559
Integrity Small/Mid-Cap Value Fund
Common Stocks	$206,251	$—	$—		$206,251
Collateral for Securities Loaned	3,892	—	—		3,892
Total	$210,143	$—	$—		$210,143
Munder Multi-Cap Fund
Common Stocks	$360,133	$—	$—		$360,133
Exchange-Traded Funds	10,054	—	—		10,054
Collateral for Securities Loaned	6,743	—	—		6,743
Total	$376,930	$—	$—		$376,930
S&P 500 Index Fund
Common Stocks	$221,457	$—	$—		$221,457
Collateral for Securities Loaned	180	—	—		180
Total	$221,637	$—	$—		$221,637
Other Financial Investments*
Liabilities:
Futures Contracts	$(59)	$—	$—		$(59)
Total	$(59)	$—	$—		$(59)
Munder Mid-Cap Core Growth Fund
Common Stocks	$352,034	$—	$—		$352,034
Exchange-Traded Funds	8,043	—	—		8,043
Collateral for Securities Loaned	2,193	—	—		2,193
Total	$362,270	$—	$—		$362,270
Munder Small Cap Growth Fund
Common Stocks	$10,595	$—	$—	(a)	$10,595
Warrants	2	—	—		2
Collateral for Securities Loaned	517	—	—		517
Total	$11,114	$—	$—		$11,114

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022
	Level 1	Level 2	Level 3	Total
Trivalent International Fund — Core Equity
Common Stocks	$18,784	$161,873	$2	$180,659
Exchange-Traded Funds	2,825	—	—	2,825
Collateral for Securities Loaned	3,472	—	—	3,472
Total	$25,081	$161,873	$2	$186,956
Trivalent International Small-Cap Fund
Common Stocks	$334,232	$2,145,546	$—	$2,479,778
Exchange-Traded Funds	18,834	—	—	18,834
Collateral for Securities Loaned	127,681	—	—	127,681
Total	$480,747	$2,145,546	$—	$2,626,293
INCORE Total Return Bond Fund
Asset-Backed Securities	$—	$2,854	$—	$2,854
Collateralized Mortgage Obligations	—	4,664	—	4,664
Convertible Corporate Bonds	—	4,235	—	4,235
Convertible Preferred Stocks	2,013	48	—	2,061
Corporate Bonds	—	23,588	—	23,588
Residential Mortgage-Backed Securities	—	77	—	77
Yankee Dollars	—	4,189	—	4,189
U.S. Government Mortgage-Backed Agencies	—	14,042	—	14,042
U.S. Treasury Obligations	—	5,163	—	5,163
Collateral for Securities Loaned	2,190	—	—	2,190
Total	$4,203	$58,860	$—	$63,063
Other Financial Investments*
Assets:
Futures Contracts	$165	$—	$—	$165
Liabilities:
Futures Contracts	(75)	—	—	(75)
Total	$90	$—	$—	$90

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

(a)  Rounds to less than $1 thousand.

For the year ended June 30, 2022, there were no significant changes into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Funds enter into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Funds record realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. For the year ended June 30, 2022, the Funds had no open forward foreign exchange currency contracts.

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Funds may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Funds to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Funds may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Funds had not entered into any futures transactions. In addition, the value of the Funds' futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Funds' ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is reflected on the Statements of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Funds are not subject to master netting agreements for futures contracts.

As of June 30, 2022, the S&P 500 Index Fund and INCORE Total Return Bond Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The INCORE Total Return Bond Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of centrally cleared credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into centrally cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market". The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities. The collateral held by the Funds is reflected on the Statements of Assets and Liabilities under Deposit with brokers for swap agreements. As of June 30, 2022, the INCORE Total Return Bond Fund had no open swap agreements.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. The INCORE Total Return Bond Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management during the period.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2022 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure:
Victory S&P 500 Index Fund	$—	$59
INCORE Total Return Bond Fund	56	—
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	77	45
Currency Risk Exposure:
INCORE Total Return Bond Fund	32	30

*  Includes cumulative appreciation/depreciation of futures contracts as reported on the Schedules of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statements of Assets and Liabilities.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended June 30, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Equity Risk Exposure:
S&P 500 Index Fund	$(224)	$—	$(108)	$—
INCORE Total Return Bond Fund	90	—	56	—
Credit Risk Exposure:
INCORE Total Return Bond Fund	—	26	—	—	(a)
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	(334)	—	4	—
Currency Risk Exposure:
INCORE Total Return Bond Fund	298	—	6	—

(a)  Amount is less than $1 thousand.

All open derivative positions at year end are reflected on each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as a component of Interest income on the Statements of Operations.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions as of June 30, 2022.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
Integrity Discovery Fund	$2,546	$—	$2,625
Integrity Mid-Cap Value Fund	2,885	—	3,151
Integrity Small-Cap Value Fund	22,789	—	24,052
Integrity Small/Mid-Cap Value Fund	3,591	—	3,892
Munder Multi-Cap Fund	6,589	—	6,743
S&P 500 Index Fund	172	—	180
Munder Mid-Cap Core Growth Fund	2,243	—	2,193
Munder Small Cap Growth Fund	491	—	517
Trivalent International Fund — Core Equity	3,302	—	3,472
Trivalent International Small-Cap Fund	112,865	—	127,681
INCORE Total Return Bond Fund	2,121	—	2,190

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Mortgage Dollar Rolls:

The INCORE Total Return Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchased with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in mortgage dollar roll income on the Fund's Statement of Operations. For the year ended June 30, 2022, there were no mortgage dollar roll transactions.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

The Trivalent International Small-Cap Fund filed for additional European Union reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. For the year ended June 30, 2022, the Trivalent International Small-Cap Fund recognized $71 thousand in reclaims (net of less than $1 thousand realized gain or loss from currency translations) and $2 thousand related in interest on the filed reclaims. These reclaims are reflected on the Statements of Operations as Dividends and Interest, respectively.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

For the year ended June 30, 2022, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended June 30, 2022, were as follows (amounts in thousands):

	Excluding U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Integrity Discovery Fund	$29,744	$44,290	$—	$—
Integrity Mid-Cap Value Fund	221,741	188,135	—	—
Integrity Small-Cap Value Fund	1,024,642	1,435,174	—	—

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022
	Excluding U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Integrity Small/Mid-Cap Value Fund	$159,460	$136,189	$—	$—
Munder Multi-Cap Fund	281,805	312,361	—	—
S&P 500 Index Fund	12,355	27,025	—	—
Munder Mid-Cap Core Growth Fund	394,190	541,509	—	—
Munder Small Cap Growth Fund	5,343	6,291	—	—
Trivalent International Fund — Core Equity Fund	131,172	117,492	—	—
Trivalent International Small-Cap Fund	2,379,554	2,230,201	—	—
INCORE Total Return Bond Fund	12,638	13,203	22,550	21,596

4. Affiliated Fund Ownership:

The Funds offer shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of June 30, 2022, certain fund-of-funds owned total outstanding shares of the Funds as follows:

Integrity Discovery Fund	Ownership %
Victory Strategic Allocation Fund	1.3
Integrity Mid-Cap Value Fund	Ownership %
USAA Target Retirement Income Fund	2.3
USAA Target Retirement 2030 Fund	9.3
USAA Target Retirement 2040 Fund	14.2
USAA Target Retirement 2050 Fund	9.6
USAA Target Retirement 2060 Fund	1.4
Trivalent International Fund — Core Equity	Ownership %
USAA Target Retirement Income Fund	8.0
USAA Target Retirement 2030 Fund	22.6
USAA Target Retirement 2040 Fund	32.7
USAA Target Retirement 2050 Fund	22.3
USAA Target Retirement 2060 Fund	3.2
Trivalent International Small-Cap Fund	Ownership %
Victory Strategic Allocation Fund	0.1
INCORE Total Return Bond Fund
Victory Strategic Allocation Fund	4.3

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

	Adviser Fee Tier Rates
	Flat Rate
Integrity Discovery Fund	1.00%
	Up to $500 million		Over $500 million
Integrity Mid-Cap Value Fund	0.75%		0.70%
	Up to $300 million		Over $300 million
Integrity Small-Cap Value Fund	0.90%		0.85%
	Up to $300 million		Over $300 million
Integrity Small/Mid-Cap Value Fund	0.80%		0.75%
	Up to $1 billion	$1 billion – $2 billion	Over $2 billion
Munder Multi-Cap Fund	0.75%	0.72%	0.70%
	Up to $250 million	$250 million – $500 million	Over $500 million
S&P 500 Index Fund	0.20%	0.12%	0.07%
	Up to $6 billion	$6 billion – $8 billion	Over $8 billion
Munder Mid-Cap Core Growth Fund	0.75%	0.70%	0.65%
	Flat Rate
Munder Small Cap Growth Fund	0.85%
	Up to $1 billion		Over $1 billion
Trivalent International Fund — Core Equity	0.80%		0.75%
	Up to $1 billion		Over $1 billion
Trivalent International Small-Cap Fund	0.95%		0.90%
	Flat Rate
INCORE Total Return Bond Fund	0.40%

Amounts incurred and paid to VCM for the year ended June 30, 2022, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended June 30, 2022, are reflected on the Statements of Operations as Administration fees.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended June 30, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended June 30, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended June 30, 2022, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class. Victory Capital Transfer Agency, Inc. receives no fee or other compensation for these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
Integrity Discovery Fund	0.25%	1.00%	0.50%
Integrity Mid-Cap Value Fund	0.25%	1.00%	N/A
Integrity Small-Cap Value Fund	0.25%	1.00%	0.50%
Integrity Small/Mid-Cap Value Fund	0.25%	N/A	N/A
Munder Multi-Cap Fund	0.25%	1.00%	N/A
S&P 500 Index Fund	0.15%	N/A	0.50%
Munder Mid-Cap Core Growth Fund	0.25%	1.00%	0.50%
Munder Small Cap Growth Fund	0.25%	N/A	N/A
Trivalent International Fund — Core Equity	0.25%	1.00%	N/A
Trivalent International Small-Cap Fund	0.25%	1.00%	N/A
INCORE Total Return Bond Fund	0.25%	1.00%	N/A

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the year ended June 30, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended June 30, 2022, the Distributor received approximately $43 thousand from commissions earned in connection with sales of Class A.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended June 30, 2022, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of June 30, 2022, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2022
	Class A	Class C	Class I	Class R	Class R6	Class Y	Member Class
Integrity Discovery Fund	1.66%	2.45%	N/A	2.08%	N/A	1.44%	1.50%
Integrity Mid-Cap Value Fund	1.00%	1.75%	N/A	N/A	0.60%	0.75%	0.85%
Integrity Small-Cap Value Fund	1.50%	2.35%	N/A	1.75%	N/A	N/A	N/A
Integrity Small/Mid-Cap Value Fund	1.13%	N/A	N/A	N/A	0.83%	0.88%	0.95%
Munder Multi-Cap Fund	N/A	2.16%	N/A	N/A	N/A	N/A	N/A
S&P 500 Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Munder Mid-Cap Core Growth Fund	1.32%	2.12%	N/A	1.57%	N/A	N/A	N/A
Munder Small Cap Growth Fund	1.40%	N/A	1.15%	N/A	N/A	1.25%	N/A
Trivalent International Fund — Core Equity	0.95%	1.70%	0.60%	N/A	0.55%	0.70%	N/A
Trivalent International Small-Cap Fund	1.35%	2.10%	0.95%	N/A	1.10%	1.10%	N/A
INCORE Total Return Bond Fund	0.85%	1.60%	N/A	N/A	0.58%	0.60%	N/A

Under the terms of the expense limitation agreements, as amended May 1, 2022, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of June 30, 2022, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at June 30, 2022.

	Expires 2023	Expires 2024	Expires 2025	Total
Integrity Discovery Fund	$9	$35	$42	$86
Integrity Mid-Cap Value Fund	615	639	785	2,039
Integrity Small-Cap Value Fund	8	13	14	35
Integrity Small/Mid-Cap Value Fund	185	213	259	657
Munder Multi-Cap Fund	2	8	8	18
Munder Mid-Cap Core Growth Fund	16	18	24	58
Munder Small Cap Growth Fund	19	14	21	54
Trivalent International Fund — Core Equity	522	896	958	2,376
Trivalent International Small-Cap Fund	3,170	4,069	4,898	12,137
INCORE Total Return Bond Fund	52	97	73	222

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended June 30, 2022.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

6. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Investments Risk — The Trivalent International Fund — Core Equity and Trivalent International Small-Cap Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Schedules of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

Interest Rate Risk — The INCORE Total Return Bond Fund is subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise, or the rate of inflation may increase, impacting the value if investments in fixed income securities. A debt issuer's credit quality may be downgraded, or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

Sector Risk — To the extent the Funds focus in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Funds' investments and could make the Funds' performance more volatile. For example, the values of companies in the Information Technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Funds' operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

June 30, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from July 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through June 30, 2022, interest was based on the one-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for each Fund that utilized the Line of Credit during the year ended June 30, 2022, were as follows (amounts in thousands):

	Amount Outstanding at June 30, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Trivalent International Small-Cap Fund	$—	$30,900	2	1.22%	$30,900

*  Based on the number of days borrowings were outstanding for the year ended June 30, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for each Fund during the year ended June 30, 2022, were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at June 30, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Munder Multi-Cap Fund	Borrower	$—	$2,658	4	0.79%	$2,982
Trivalent International Small-Cap Fund	Borrower	—	22,420	12	0.74%	34,798

*  Based on the number of days borrowings were outstanding for the year ended June 30, 2022.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

8. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
Integrity Discovery Fund	Annually	Annually
Integrity Mid-Cap Value Fund	Annually	Annually
Integrity Small-Cap Value Fund	Annually	Annually
Integrity Small/Mid-Cap Value Fund	Annually	Annually
Munder Multi-Cap Fund	Annually	Annually
S&P 500 Index Fund	Quarterly	Quarterly
Munder Mid-Cap Core Growth Fund	Annually	Annually
Munder Small Cap Growth Fund	Annually	Annually
Trivalent International Fund — Core Equity	Annually	Annually
Trivalent International Small-Cap Fund	Annually	Annually
INCORE Total Return Bond Fund	Monthly	Monthly

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of June 30, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

	Total Accumulated Earnings/(Loss)	Capital
Integrity Discovery Fund	$(936)	$936
Integrity Mid-Cap Value Fund	(1,894)	1,894
Integrity Small-Cap Value Fund	(28,051)	28,051
Integrity Small/Mid-Cap Value Fund	(1,635)	1,635
Munder Multi-Cap Fund	(3,005)	3,005
S&P 500 Index Fund	(687)	687
Munder Mid-Cap Core Growth Fund	(7,036)	7,036
Trivalent International Small-Cap Fund	(19,900)	19,900

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid (amounts in thousands)).

	Year Ended June 30, 2022
	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Integrity Discovery Fund	$—	$4,087	$4,087
Integrity Mid-Cap Value Fund	3,218	9,839	13,057
Integrity Small-Cap Value Fund	92,940	198,379	291,319
Integrity Small/Mid-Cap Value Fund	2,614	10,994	13,608
Munder Multi-Cap Fund	13,197	35,271	48,468
S&P 500 Index Fund	2,576	18,947	21,523
Munder Mid-Cap Core Growth Fund	21,732	101,710	123,442
Munder Small Cap Growth Fund	408	1,185	1,593

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022
	Year Ended June 30, 2022
	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Trivalent International Fund — Core Equity Fund	$8,486	$—	$8,486
Trivalent International Small-Cap Fund	58,936	229,104	288,040
INCORE Total Return Bond Fund	1,567	—	1,567

	Year Ended June 30, 2021
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Integrity Mid-Cap Value Fund	$4,163	$—	$4,163	$945	$5,108
Integrity Small-Cap Value Fund	7,500	—	7,500	—	7,500
Integrity Small/Mid-Cap Value Fund	1,424	973	2,397	—	2,397
Munder Multi-Cap Fund	368	—	368	—	368
S&P 500 Index Fund	2,896	13,717	16,613	—	16,613
Munder Mid-Cap Core Growth Fund	—	60,802	60,802	—	60,802
Munder Small Cap Growth Fund	392	724	1,116	—	1,116
Trivalent International Fund — Core Equity Fund	2,905	—	2,905	—	2,905
Trivalent International Small-Cap Fund	9,465	—	9,465	—	9,465
INCORE Total Return Bond Fund	1,780	—	1,780	—	1,780

As of June 30, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
Integrity Discovery Fund	$1,668	$3,909	$5,577	$—	$—	$2,131	$7,708
Integrity Mid-Cap Value Fund	2,683	11,515	14,198	—	—	10,141	24,339
Integrity Small-Cap Value Fund	30,449	151,639	182,088	—	—	64,880	246,968
Integrity Small/Mid-Cap Value Fund	1,574	16,454	18,028	—	—	3,798	21,826
Munder Multi-Cap Fund	87	49,518	49,605	—	—	59,413	109,018
S&P 500 Index Fund	94	8,322	8,416	—	—	172,958	181,374
Munder Mid-Cap Core Growth Fund	—	44,088	44,088	—	(7,020)	51,062	88,130
Munder Small Cap Growth Fund	—	1,335	1,335	—	(53)	(719)	563
Trivalent International Fund — Core Equity Fund	1,034	—	1,034	(1,524)	—	(12,512)	(13,002)
Trivalent International Small-Cap Fund	19,938	—	19,938	—	(13,155)	(258,289)	(251,506)
INCORE Total Return Bond Fund	70	—	70	(4,214)	—	(6,358)	(10,502)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, futures, passive foreign investment company adjustments, hybrid accruals interest purchased, and deemed dividends on Convertible Debt under Sec. 305(c).

As of June 30, 2022, the Funds had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used (amounts in thousands).

	Short-Term Amount	Long-Term Amount	Total
Trivalent International Fund — Core Equity Fund	$(1,524)	$—	$(1,524)
INCORE Total Return Bond Fund	(912)	(3,302)	(4,214)

During the tax year ended June 30, 2022, the following Fund utilized capital loss carryforwards (amounts in thousands):

Amount
Trivalent International Fund — Core Equity Fund	$679
Integrity Mid-Cap Value Fund	930

As of June 30, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Integrity Discovery Fund	$63,736	$10,091	$(7,960)	$2,131
Integrity Mid-Cap Value Fund	264,904	29,406	(19,265)	10,141
Integrity Small-Cap Value Fund	1,330,679	180,986	(116,106)	64,880
Integrity Small/Mid-Cap Value Fund	206,345	20,592	(16,794)	3,798
Munder Multi-Cap Fund	317,517	88,386	(28,973)	59,413
S&P 500 Index Fund	48,679	176,162	(3,204)	172,958
Munder Mid-Cap Core Growth Fund	311,208	79,022	(27,960)	51,062
Munder Small Cap Growth Fund	11,833	2,472	(3,191)	(719)
Trivalent International Fund — Core Equity Fund	199,424	10,621	(23,089)	(12,468)
Trivalent International Small-Cap Fund	2,884,276	250,211	(508,194)	(257,983)
INCORE Total Return Bond Fund	69,421	349	(6,707)	(6,358)

9. Fund Ownership:

Ownership of more than 25% of voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of June 30, 2022, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds. Shareholders of record may hold Funds shares for the benefit of their customers.

	Shareholder	Percent
Munder Small Cap Growth Fund	Brian S. Matuszak	36.1%
Munder Small Cap Growth Fund	Tony Y. Dong	51.1%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Integrity Discovery Fund, Victory Integrity Mid-Cap Value Fund, Victory Integrity Small-Cap Value Fund, Victory Integrity Small/Mid-Cap Value Fund, Victory Munder Multi-Cap Fund, Victory S&P 500 Index Fund, Victory Munder Mid-Cap Core Growth Fund, Victory Munder Small Cap Growth Fund, Victory Trivalent International Fund-Core Equity, Victory Trivalent International Small-Cap Fund, and Victory INCORE Total Return Bond Fund (the "Funds"), each a series of Victory Portfolios, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position the Funds as of June 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the year ended June 30, 2018, were audited by other auditors whose report dated August 24, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 26, 2022

Victory Portfolios	Supplemental Information June 30, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 40 portfolios in the Trust, six portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired.	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015)
Erin G. Wagner, Born February 1974	Secretary*	December 2014- April 2022	Associate General Counsel, the Adviser (2013-2022).
Thomas Dusenberry, Born July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer**	July 2017- June 2022	Chief Compliance Officer (2013-2022) and Chief Risk Officer (2009-2017), the Adviser.

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Sean Fox, Born September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020); Partner, Morrison & Foerster LLP (2011-2018).

*  On April 27, 2022, Ms. Wagner resigned her position with the Trust.

**  On June 10, 2022, Mr. Kinney resigned his position with the Trust.

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022, through June 30, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/22	Actual Ending Account Value 6/30/22	Hypothetical Ending Account Value 6/30/22	Actual Expenses Paid During Period 1/1/22-6/30/22*	Hypothetical Expenses Paid During Period 1/1/22-6/30/22*	Annualized Expense Ratio During Period 1/1/22-6/30/22
Integrity Discovery Fund
Class A	$1,000.00	$834.70	$1,017.01	$7.14	$7.85	1.57%
Class C	1,000.00	831.10	1,012.65	11.12	12.23	2.45%
Class R	1,000.00	832.50	1,014.48	9.45	10.39	2.08%
Class Y	1,000.00	835.30	1,017.75	6.46	7.10	1.42%
Member Class	1,000.00	835.20	1,017.36	6.83	7.50	1.50%
Integrity Mid-Cap Value Fund
Class A	1,000.00	877.40	1,019.84	4.65	5.01	1.00%
Class C	1,000.00	874.10	1,016.12	8.13	8.75	1.75%
Class R6	1,000.00	878.90	1,021.82	2.80	3.01	0.60%
Class Y	1,000.00	878.30	1,021.08	3.49	3.76	0.75%
Member Class	1,000.00	877.40	1,020.58	3.96	4.26	0.85%

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

	Beginning Account Value 1/1/22	Actual Ending Account Value 6/30/22	Hypothetical Ending Account Value 6/30/22	Actual Expenses Paid During Period 1/1/22-6/30/22*	Hypothetical Expenses Paid During Period 1/1/22-6/30/22*	Annualized Expense Ratio During Period 1/1/22-6/30/22
Integrity Small-Cap Value Fund
Class A	$1,000.00	$841.80	$1,017.50	$6.71	$7.35	1.47%
Class C	1,000.00	838.60	1,013.64	10.26	11.23	2.25%
Class R	1,000.00	841.00	1,016.12	7.99	8.75	1.75%
Class R6	1,000.00	844.20	1,020.03	4.39	4.81	0.96%
Class Y	1,000.00	843.80	1,019.49	4.89	5.36	1.07%
Integrity Small-Mid Value Fund
Class A	1,000.00	863.70	1,019.19	5.22	5.66	1.13%
Class R6	1,000.00	864.70	1,020.68	3.84	4.16	0.83%
Class Y	1,000.00	864.60	1,020.43	4.07	4.41	0.88%
Member Class	1,000.00	864.30	1,020.08	4.39	4.76	0.95%
Munder Multi-Cap Fund
Class A	1,000.00	780.70	1,018.45	5.65	6.41	1.28%
Class C	1,000.00	777.20	1,014.08	9.52	10.79	2.16%
Class Y	1,000.00	782.10	1,019.98	4.29	4.86	0.97%
S&P 500 Index Fund
Class A	1,000.00	798.20	1,022.12	2.41	2.71	0.54%
Class R	1,000.00	796.90	1,020.13	4.19	4.71	0.94%
Class Y	1,000.00	798.50	1,022.46	2.10	2.36	0.47%
Munder Mid-Cap Core Growth Fund
Class A	1,000.00	757.60	1,018.50	5.53	6.36	1.27%
Class C	1,000.00	757.10	1,014.28	9.24	10.59	2.12%
Class R	1,000.00	757.00	1,017.01	6.84	7.85	1.57%
Class R6	1,000.00	758.90	1,020.48	3.79	4.36	0.87%
Class Y	1,000.00	758.80	1,020.13	4.10	4.71	0.94%
Munder Small Cap Growth Fund
Class A	1,000.00	684.70	1,017.85	5.85	7.00	1.40%
Class I	1,000.00	685.20	1,019.09	4.81	5.76	1.15%
Class Y	1,000.00	684.90	1,018.60	5.22	6.26	1.25%
Trivalent International Core Equity
Class A	1,000.00	799.80	1,020.08	4.24	4.76	0.95%
Class C	1,000.00	796.60	1,016.36	7.57	8.50	1.70%
Class I	1,000.00	801.70	1,021.82	2.68	3.01	0.60%
Class R6	1,000.00	801.90	1,022.07	2.46	2.76	0.55%
Class Y	1,000.00	800.50	1,021.32	3.12	3.51	0.70%
Trivalent International Small-Cap Fund
Class A	1,000.00	743.40	1,018.10	5.84	6.76	1.35%
Class C	1,000.00	740.40	1,014.38	9.06	10.49	2.10%
Class I	1,000.00	744.70	1,020.08	4.11	4.76	0.95%
Class R6	1,000.00	744.10	1,019.64	4.50	5.21	1.04%
Class Y	1,000.00	744.00	1,019.34	4.76	5.51	1.10%
INCORE Total Return Bond Fund
Class A	1,000.00	890.90	1,020.58	3.99	4.26	0.85%
Class C	1,000.00	887.80	1,016.86	7.49	8.00	1.60%
Class R6	1,000.00	892.30	1,021.92	2.72	2.91	0.58%
Class Y	1,000.00	892.20	1,021.82	2.81	3.01	0.60%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2022, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
Integrity Mid-Cap Value Fund	75%
Integrity Small-Cap Value Fund	24%
Integrity Small/Mid-Cap Value Fund	72%
Munder Multi-Cap Fund	31%
S&P 500 Index Fund	100%
Munder Mid-Cap Core Growth Fund	79%
Munder Small Cap Growth Fund	19%
Trivalent International Fund — Core Equity Fund	81%
Trivalent International Small-Cap Fund	87%
INCORE Total Return Bond Fund	4%

Dividends qualified for corporate dividends received deductions of:

Percent
Integrity Mid-Cap Value Fund	74%
Integrity Small-Cap Value Fund	22%
Integrity Small/Mid-Cap Value Fund	70%
Munder Multi-Cap Fund	31%
S&P 500 Index Fund	100%
Munder Mid-Cap Core Growth Fund	73%
Munder Small Cap Growth Fund	19%
INCORE Total Return Bond Fund	4%

For the year ended June 30, 2022, the following Funds designated short-term capital gain distributions (amounts in thousands):

Amount
Integrity Discovery Fund	$229
Integrity Mid-Cap Value Fund	2,503
Integrity Small-Cap Value Fund	85,034
Integrity Small/Mid-Cap Value Fund	1,754
Munder Multi-Cap Fund	13,198
S&P 500 Index Fund	291
Munder Mid-Cap Core Growth Fund	21,732
Munder Small Cap Growth Fund	408

For the year ended June 30, 2022, the following Funds designated long-term capital gain distributions (amounts in thousands):

Amount
Integrity Discovery Fund	$4,794
Integrity Mid-Cap Value Fund	11,733
Integrity Small-Cap Value Fund	224,160
Integrity Small/Mid-Cap Value Fund	12,495
Munder Multi-Cap Fund	38,276
S&P 500 Index Fund	19,634
Munder Mid-Cap Core Growth Fund	108,747
Munder Small Cap Growth Fund	1,185
Trivalent International Small-Cap Fund	235,803

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2022, were as follows:

	Foreign Source Income	Foreign Tax Expense
Trivalent International Fund — Core Equity Fund	0.23	0.03
Trivalent International Small-Cap Fund	0.39	0.04

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Liquidity Risk Management Program:

The Victory Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Victory Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on February 24, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that each Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VP-MUNDER-AR (6/22)

June 30, 2022

Annual Report

Victory Diversified Stock Fund

Victory NewBridge Large Cap Growth Fund

Victory Special Value Fund

Victory THB US Small Opportunities Fund

Victory Strategic Allocation Fund

Victory INCORE Fund for Income

Victory INCORE Investment Grade Convertible Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Managers' Commentary/Investment Overview (Unaudited)	5
Investment Objectives and Portfolio Holdings (Unaudited)	22
Schedules of Portfolio Investments
Victory Diversified Stock Fund	29
Victory NewBridge Large Cap Growth Fund	32
Victory Special Value Fund	34
Victory THB US Small Opportunities Fund	37
Victory Strategic Allocation Fund	40
Victory INCORE Fund for Income	41
Victory INCORE Investment Grade Convertible Fund	43
Financial Statements
Statements of Assets and Liabilities	46
Statements of Operations	52
Statements of Changes in Net Assets	56
Financial Highlights	74
Notes to Financial Statements	94
Report of Independent Registered Public Accounting Firm	110
Supplemental Information (Unaudited)	112
Trustee and Officer Information	112
Proxy Voting and Portfolio Holdings Information	116
Expense Examples	116
Additional Federal Income Tax Information	118
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

800-235-8396 for Member Class

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for the Victory Funds contained in this report has changed from a fiscal year ended October 31st to a fiscal year ended June 30th. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce auditing and other operational costs. Therefore, this letter covers an abbreviated eight-month "annual" period from November 1, 2021, through June 30, 2022. Future shareholder letters will now be on a June 30th fiscal year cycle going forward.

With that said, looking back on our most recent reporting period offers us a stark reminder that financial markets are dynamic, and that investor sentiment can shift quickly.

After a mostly constructive 2021, the script flipped as we entered the new calendar year, and investors were suddenly more focused on a host of challenges. Inflation data has been running hotter than expected. The U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle and a terrible war began in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad-market stock indices have pulled back substantially during the first half of 2022 and even entered "bear market" territory, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors are also dealing with elevated volatility, and wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller-capitalization companies, while value-oriented investments fared better than their growth counterparts (generally speaking, as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too. Crypto assets, which had captivated investors for a spell, reversed course as sentiment soured and investors became more risk averse. We've also seen oil prices surge, which in turn helped fuel gains across the energy landscape. In fact, the Energy and Utilities sectors (and yes, Cash) have been some of the lone bright spots for many investor portfolios in recent months.

Looking at the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, declined by 16.95% for the eight-month period ended June 30, 2022. Over this same time frame, the yield on the 10-Year U.S. Treasury jumped 1.43%, thanks largely to the Fed's shift toward a less accommodative monetary policy and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.98%.

3

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. Remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Although we cannot tell you with any certainty what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class) or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

4

Victory Diversified Stock Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The S&P 500® Index (the "Index") declined by nearly 17% over the eight months ended June 30, 2022. The decline was broad-based across most sectors except Utilities, Consumer Staples, and Energy, which increased on the strength of rising oil prices from pandemic lows. Value stocks outperformed growth stocks by a significant margin as investors focused on an economic recovery as well as rising interest rates, which generally negatively impact growth stock valuation metrics. The spread between value and growth was even wider in the small-cap spectrum. The returns of the small-cap segment of the market lagged the Index.

More recently, we have seen inflation and interest rate expectations rise significantly in the past year, the result of U.S Federal Reserve commentary and recent inflation data released by the U.S. government. As a result of rising inflation and interest rate expectations, traditional growth sectors (e.g., Consumer Discretionary, Communication Services, and Technology) all lagged Index returns.

How did Victory Diversified Stock Fund (the "Fund") perform during the reporting period?

The Fund returned -17.22% (Class A at net asset value) for the eight-month period ended June 30, 2022, underperforming the Index, which returned -16.95% for the period.

What strategies did you employ during the reporting period?

The Fund looks to invest in stocks with market capitalizations of $1 billion and above that we believe are of high quality with potential for above-average earnings growth as well as earnings momentum.

Using this framework, the Fund generated the strongest relative returns within the Health Care, Technology, and Industrials sectors.

On an individual security basis, two of the Fund's top-performing stocks for the year were drug/medical supply distributor McKesson Corp. and homebuilding supply retailer/wholesaler Builders FirstSource, Inc. McKesson Corp. benefitted from strong demand for COVID-19-related supplies, including vaccine distribution and storage, as well as demand for its core drug distribution unit. Builders FirstSource, Inc. benefitted from integrating several acquisitions for the past few years along with strong demand for homebuilding supplies and ability to pass on high inflation through price increases.

Two of the Fund's weakest-performing stocks for the year were Trex Co. ("Trex"), a wood composite decking company and Crocs, Inc., a global shoe company. Trex came under pressure this year on concerns over homebuilding deceleration combined with additional manufacturing capacity being added in 2022. We believe concerns are overblown as we believe a majority of sales are via home remodeling projects, not new home construction sales. We continued to hold Trex at June 30, 2022. Crocs, Inc. lagged the market on concerns over COVID-19 disrupting its supply chain. We continued to hold the security at June 30, 2022, as we believe any disruption will be short-term in nature as global demand continues to be strong for their product line.

5

Victory Diversified Stock Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	10/28/89		3/1/02		8/31/07	3/26/99	3/3/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500® Index[1]
One Year	–8.43%	–13.69%	–9.29%	–10.07%	–8.20%	–8.68%	–8.16%	–8.20%	–10.62%
Five Year	9.76%	8.46%	8.76%	8.76%	10.04%	9.45%	10.09%	10.00%	11.31%
Ten Year	10.82%	10.17%	9.86%	9.86%	11.11%	10.51%	N/A	N/A	12.96%
Since Inception	N/A	N/A	N/A	N/A	N/A	N/A	8.62%	10.08%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Diversified Stock Fund — Growth of $10,000

1The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory NewBridge Large Cap Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Market conditions during the reporting period were not favorable for Victory NewBridge Large Cap Growth Fund (the "Fund"), as they coincided with a significant shift from growth stocks to value stocks. Despite three earlier rotations out of growth in favor of value stocks in 2021 (from mid-February to early March, late April to mid-May, and a one-week slide in late July), the Russell 1000® Growth Index (the "Index") and the Fund recovered in each instance. It wasn't until mid-November that growth stocks failed to rally back. The difference from that point forward was that the U.S. Federal Reserve (the "Fed") acknowledged inflation was more persistent than transitory and as a result was well behind in raising rates. It became increasingly clear that the Fed was embracing a decidedly more hawkish stance which became more pronounced in the ensuing months with incoming economic data continuing to reflect worrisome higher levels of inflation.

Factors such as growth, high beta, and market sensitivity were sold in favor of value factors to which the Fund had no exposure. Within the context of growth, the Fund has had a greater percentage of its holdings in the two most growth-oriented quintiles of the Index; emerging growth and established growth. Over the long-term, and when monetary policy is accommodative, that has been an advantage. However, when quantitative easing shifts to quantitative tightening, the advantage turns to disadvantage. High growth stocks are long-duration assets that react to interest rates in a matter similar to zero-coupon bonds. Both high growth stocks and zero-coupon bonds benefit from declining or stable interest rates but face significant challenges when interest rates begin to rise; especially when the magnitude and velocity is as significant as what we've seen during the reporting period in which the 10-Year U.S. Treasury yield rocketed from 1.58% to a mid-June high of 3.48% before ending the period at 2.99%

Not owning Apple and Tesla or as much Microsoft as the Index cost the Fund relative performance, as did owning shares of EPAM Systems ("EPAM"), which had an exceptional record of beating expectations and contributing to performance throughout most of the time the Fund held shares. Most of its market share was lost when Russia invaded Ukraine because the company has more than 50% of its employees in Ukraine and Russia.

The combination of the Fed significantly raising rates quickly to contend with inflation at a 41-year high, persistent supply chain disruptions, and geo-political risk not seen in decades resulting from Russia's invasion of Ukraine created an untenable environment for most equities; especially for the highest growth companies that generally have commensurately high valuations.

How did the Fund perform during the reporting period?

The Fund returned -39.44% (Class A at net asset value) for the eight-month period ended June 30, 2022, underperforming the Index, which returned -26.10% for the period.

What strategies did you employ during the reporting period?

We relentlessly focus on companies we believe have inherent advantages that propel their growth. While it's natural for companies to experience setbacks, and such situations often provide an opportunity for management to demonstrate how well they deal with adversity,

7

Victory NewBridge Large Cap Growth Fund

Managers' Commentary (continued)

the environment that unfolded in November and continued through the reporting period was quite unforgiving. In any given year, the Fund has its share of disappointments. The key is to have many more winners than losers. During the reporting period, most of the Fund's holdings executed well, but still suffered from valuation compression. As if fighting the trend of valuation compression wasn't enough and eerily reminiscent of 2000, we have 41-year highs in inflation, supply chain disruptions and Russia invading Ukraine!

Even though growth rallied back after losing ground to value in the three earlier episodes in 2021, it became apparent that what began to unfold in mid-November was likely to be longer-lasting as the Fed indicated that it would begin to quickly increase interest rates to curb inflationary pressures. As such, the first company added to the Fund that has a sufficiently high growth rate along with a more modest valuation was Motorola Solutions, a manufacturer of radio systems for first responders based in Chicago. Subsequently, other companies with solid growth and less expensive valuations were added to the Fund. Another notable characteristic of those additions is less international exposure as China went into lockdown and Russia invaded Ukraine. Those companies include O'Reilly Automotive, Tractor Supply Company, CDW Corp., and Broadcom. At the same time, the Fund sold companies deemed to be well positioned longer term but too risky in the near term due to valuation and business visibility. Those sales include Twilio and EPAM. Finally, the Fund sold Shopify and PayPal. Despite stellar performance since adding them to the portfolio, each company experienced challenges against demanding valuations and recently communicated changes in corporate strategy that require time to judge whether or not they should have been pursued.

As long-term fundamental investors, the current investment environment is almost completely driven by macro factors, technical analysis, volatility measures and fund flows. It's not the first time anything but fundamentals drive near-term performance, but we believe that fundamentals, math, and responsible management win over the long term. Furthermore, there is a price for everything no matter how challenging the environment. While it's difficult to say when the bottom will be reached, especially as the Fed still has much work to do, valuations for many stocks have declined to pre-pandemic levels, if not lower. Even the stalwarts that may have appeared insulated by the widespread carnage have been marked down. The list of opportunities grows by the day and while we are not yet ready to meaningfully add any higher-growth companies in the Fund above those we already invest in, it's crucial to do the work now in preparation for the next wave of growth once negative macro influences have subsided. In our view, growth companies should prosper once again as the combination of higher rates and declining consumer demand tempers inflation, the economy grows at a slower pace, and the need for productivity improvements once again becomes a higher priority.

The Technology sector, which represented an average weight of 41% of the Fund, experienced the greatest relative sector underperformance; -5.83% vs. the Index. Not owning Apple detracted 1.79% of performance and an underweight of Microsoft cost the Fund 0.28%. Owning EPAM, Shopify and PayPal detracted 1.32%, 0.94%, and 0.94%, respectively. During the period, the Fund sold its shares of each.

8

Victory NewBridge Large Cap Growth Fund

Managers' Commentary (continued)

Industrials was the second biggest underperforming sector, recording relative underperformance of -2.95%. The Fund's investments in Generac, Kornit Digital and Uber detracted 1.13%, 0.78%, and 0.69%, respectively. The Fund still owned Generac and Uber at June 30, 2022, but sold Kornit Digital, as the company is expected to experience a difficult year due to slower order growth from customers working through supply chain issues and bloated inventory.

Despite generally being a defensive sector, the Fund's underperformance in Health Care was due to a combination of owning higher growth companies and no exposure to the more defensive pharmaceutical industry. The Fund's positions in Align Technology and Dexcom detracted 0.97% and 0.36%, respectively, while not owning Abbvie and Eli Lilly cost the Fund 0.48% and 0.36%, respectively. The Fund maintains a position in Align Technology and Dexcom due to strong competitive positions and attractive growth prospects.

Consumer Discretionary underperformance stemmed primarily from the Fund's positions in Burlington Stores, Aptiv PLC and Airbnb, which detracted 0.61%, 0.47%, and 0.46%, respectively. The Fund remained invested in all three companies at June 30, 2022.

Overall, the reporting period has been among the most difficult performance stretches the Fund has experienced since the beginning of the pandemic in March of 2020 (quickly reversed by trillions of stimulus) and the fourth quarter of 2019. Performance has been disappointing on both an absolute and relative basis. However, given the significant valuation compression experienced, the companies that continue to execute against plan have become much more attractive and should be well-positioned as the Fed addresses inflation with higher interest rates and the market begins to discount a more stable future environment.

9

Victory NewBridge Large Cap Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class I	Class Y
INCEPTION DATE	12/31/03		12/31/03		3/1/11	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]
One Year	–36.43%	–40.08%	–36.99%	–37.47%	–36.19%	–36.30%	–18.77%
Five Year	6.24%	4.99%	5.43%	5.43%	6.67%	6.57%	14.29%
Ten Year	8.64%	8.00%	7.78%	7.78%	9.05%	N/A	14.80%
Since Inception	N/A	N/A	N/A	N/A	N/A	8.82%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory NewBridge Large Cap Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

10

Victory Special Value Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The S&P 500® Index (the "Index") declined by nearly 17% over the eight months ended June 30, 2022. The decline was broad-based across most sectors except Utilities, Consumer Staples, and Energy, which increased on the strength of rising oil prices from pandemic lows. Value stocks outperformed growth stocks by a significant margin as investors focused on an economic recovery as well as rising interest rates, which generally negatively impact growth stock valuation metrics. The spread between value and growth was even wider in the small-cap spectrum. The returns of the small-cap segment of the market lagged the Index.

More recently, we have seen inflation and interest rate expectations rise significantly in the past year, the result of U.S Federal Reserve commentary and recent inflation data released by the U.S. government. As a result of rising inflation and interest rate expectations, traditional growth sectors (e.g., Consumer Discretionary, Communication Services, and Technology) all lagged Index returns.

How did Victory Special Value Fund (the "Fund") perform during the reporting period?

The Fund returned -17.03% (Class A at net asset value) for the eight-month period ended June 30, 2022, underperforming the Index, which returned -16.95% for the period.

What strategies did you employ during the reporting period?

The Fund looks to invest in stocks with market capitalizations of $1 billion and above that we believe are of high quality with potential for above-average earnings growth as well as earnings momentum.

Using this framework, the Fund generated the strongest relative returns within the Health Care, Technology, and Industrials sectors.

On an individual security basis, two of the Fund's top-performing stocks for the year were drug/medical supply distributor McKesson Corp. and homebuilding supply retailer/wholesaler Builders FirstSource, Inc. McKesson Corp. benefitted from strong demand for COVID-19-related supplies, including vaccine distribution and storage, as well as demand for its core drug distribution unit. Builders FirstSource, Inc. benefitted from integrating several acquisitions for the past few years along with strong demand for homebuilding supplies and ability to pass on high inflation through price increases.

Two of the Fund's weakest-performing stocks for the year were Trex Co. ("Trex"), a wood composite decking company and Crocs, Inc., a global shoe company. Trex came under pressure this year on concerns over homebuilding deceleration combined with additional manufacturing capacity being added in 2022. We believe concerns are overblown as we believe a majority of sales are via home remodeling projects, not new home construction sales. We continued to hold Trex at June 30, 2022. Crocs, Inc. lagged the market on concerns over COVID-19 disrupting its supply chain. We continued to hold the security at June 30, 2022, as we believe any disruption will be short-term in nature as global demand continues to be strong for their product line.

11

Victory Special Value Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/3/93		3/1/03		8/31/07	12/21/99	1/28/213
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500® Index[1]
One Year	–8.25%	–13.52%	–9.04%	–9.79%	–8.10%	–8.59%	–8.05%	–10.62%
Five Year	9.43%	8.15%	8.46%	8.46%	9.59%	9.09%	9.67%	11.31%
Ten Year	9.41%	8.77%	8.44%	8.44%	9.61%	9.09%	N/A	12.96%
Since Inception	N/A	N/A	N/A	N/A	N/A	N/A	9.01%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Special Value Fund — Growth of $10,000

1The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

12

Victory THB US Small Opportunities Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. equities were broadly lower during the period as a series of events kept investors concerns elevated. The COVID-19 Omicron variant outbreak in the November — December period last year was followed by geopolitical tensions culminating with Russia's invasion of Ukraine in February. The war in Ukraine and new China lockdowns in the spring served to amplify preexisting inflationary drivers such as energy prices and supply chain disruptions. In response, the U.S. Federal Reserve raised interest rates and struck a more hawkish tone, intending to bring inflation under control. The direction of interest rates and of inflation have been widely discussed and appear to have impacted a large swath of assets. Accurately predicting the future levels of interest rates is notoriously difficult, but anomalies appear to be reversing and may indicate that the extended period of ultra-low interest rates is ending.

How did THB US Small Opportunities Fund (the "Fund") perform during the reporting period?

The Fund returned -24.83% (Class A at net asset value) for the eight-month period ended June 30, 2022, outperforming the Russell Microcap® Index, which returned -28.68% for the period.

What strategies did you employ during the reporting period?

The Fund utilizes a bottom-up, fundamental approach to find mispriced securities within the investment universe. The Fund selects investments based on an active fundamental process that combines financial analysis and proprietary research to evaluate potential investments' management and long-term outlook and business strategy. Using this process, the Fund generated the highest contribution to the return from the Utilities, Real Estate, and Consumer Staples sectors over the trailing eight months, while the Industrials, Consumer Discretionary and Information Technology sectors were the primary detractors. The Fund's top five-performing stocks (from a contribution standpoint) were Lantheus Holdings, Inc. (Health Care), RPC, Inc. (Energy), TETRA Technologies, Inc. (Energy), Meridian Bioscience, Inc. (Health Care), and Bassett Furniture Industries, Inc. (Consumer Discretionary). The bottom five-performing stocks (from a contribution standpoint) were BioLife Solutions, Inc. (Health Care), The Joint Corp. (Health Care), Transcat, Inc. (Industrials), Clean Energy Fuels, Corp. (Energy), and Ichor Holdings, Ltd. (Information Technology).

13

Victory THB US Small Opportunities Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class I
INCEPTION DATE	3/30/12		3/30/12
	Net Asset Value	Maximum Offering Price	Net Asset Value	Russell Microcap® Index[1]
One Year	–27.63%	–31.79%	–27.30%	–30.73%
Five Year	5.05%	3.81%	5.50%	4.55%
Ten Year	9.02%	8.38%	9.52%	9.04%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com. The performance figures for Class A and Class I reflect the historical performance of, respectively, the Investor Class and Institutional Class of the THB Asset Management Microcap Fund (the "Predecessor Fund"), a series of Advisors' Inner Circle Fund. The Fund's performance has not been restated to reflect any difference in the expenses of the Predecessor Fund prior to its reorganization into the Fund on May 3, 2021.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory THB US Small Opportunities Fund — Growth of $10,000

1The Russell Microcap® Index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market capitalization. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

14

Victory Strategic Allocation Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Over the period, the global capital markets were generally weak except for commodity-oriented stocks as represented by the MSCI World Commodity Producers Index. The U.S. equity markets were relatively stronger leading the broad non-U.S. developed and emerging market equity markets. Commodity-oriented stocks were the strongest subcomponent of the broad global equity markets, with rising inflation and continuing global supply chain challenges. Fixed income markets' lackluster returns were driven by rising interest rates.

How did Victory Strategic Allocation Fund (the "Fund") perform during the reporting period?

The Fund returned -12.57% (Class A at net asset value) for the eight-month period ended June 30, 2022, outperforming the MSCI All Country World Index (ACWI), which returned -18.98% for the period, and outperforming the "Custom Index" (60% MSCI ACWI/40% Bloomberg US Aggregate Bond Index), which returned -15.50% for the period.

What strategies did you employ during the reporting period?

The Fund exceeded its Custom Index primarily due to the strong relative performance of the underlying Victory Mutual Funds in which it invests. The Fund had nine out of 10 underlying Victory Mutual Funds outperform their respective benchmarks. The best-performing underlying Victory Mutual Funds were the Victory Global Energy Transition Fund and the Victory Market Neutral Income Fund.

15

Victory Strategic Allocation Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class I	Class R
INCEPTION DATE	12/10/93		3/1/03		8/31/07	12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI All Country World Index[1]	Bloomberg US Aggregate Bond Index[2]	60% MSCI All Country World Index/40% Bloomberg US Aggregate Bond Index[1,2]
One Year	–11.25%	–13.23%	–11.96%	–12.82%	–11.06%	–11.50%	–15.75%	–10.29%	–13.43%
Five Year	5.00%	4.52%	4.21%	4.21%	5.26%	4.74%	7.00%	0.88%	4.83%
Ten Year	6.93%	6.68%	6.15%	6.15%	7.19%	6.64%	8.76%	1.54%	6.04%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Strategic Allocation Fund — Growth of $10,000

1The MSCI All Country World Index is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasurys, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

16

Victory INCORE Fund for Income

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Risk markets continued to struggle over the last eight months with the Dow Jones Industrial Average down 14.1%, the S&P 500® Index down 16.95%, and Nasdaq down 28.8%, as inflation surged, and the U.S. Federal Reserve (the "Fed") raised interest rates in what is likely to be a swift and steep climb to try to begin to tame the highest inflation readings in decades. The bond market swooned in response. The U.S. Treasury yield curve flattened as short rates rose to match Fed hiking expectations and longer-dated tenors rose, but less so reflecting potential growth concerns as the Fed removes accommodation to combat inflation. U.S. Treasury bonds maturing in two years' time rose +2.46%, five years +1.85%, ten years +1.46%, and the 30-year long bond rose +1.25%. Bond prices move opposite yields.

All fixed income sectors had negative total return and excess return versus duration neutral U.S. Treasury bonds. Asset-backed and agency debt underperformed modestly on an excess return basis. Commercial mortgage-backed and mortgage-backed debt moderately underperformed. Corporate bonds underperformed the most versus duration-neutral U.S. Treasury bonds. Within the mortgage market, GNMA, Fannie, and Freddie all moderately underperformed, with moderate differences between them.

How did Victory INCORE Fund for Income (the "Fund") perform during the reporting period?

The Fund returned -4.48% (Class A at net asset value) for the eight-month period ended June 30, 2022, underperforming the Bloomberg 1-5 Year U.S. Government Bond Index, which returned -4.41% for the period.

What strategies did you employ during the reporting period?

The Fund's GNMA structured bonds, GNMA pass-through bonds, and U.S. Treasury bonds all underperformed moderately, with GNMA structure ahead of GNMA pass-through and U.S. Treasury bonds. We continue to selectively buy or create high-coupon GNMA platinum pools as opportunities arise.

Unfortunately, we think risk markets have further to fall relative to expectations. We think the risks of a deeper and more protracted slowdown (recession) have increased. We think more pain lies ahead as inflation has become more widespread. We may not yet have reached peak inflation. This would keep the Fed on the back foot, forced into tightening both farther and faster than originally anticipated. The ultimate path of the U.S. and global economies rely on external variables, such as: the war in Ukraine and zero-COVID-19 policy in China and related ongoing supply chain disruptions, as well as U.S.-based inflation expectations, which are becoming more entrenched. No matter the weather, the goal of our strategy remains consistent as we seek to deliver high, reliable income and preservation of capital.

17

Victory INCORE Fund for Income

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class I	Class R	Class R6	Class Y	Member Class
INCEPTION DATE	3/26/99		3/1/02		3/1/11	9/16/87	3/4/15	1/28/13	11/3/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Bloomberg 1-5 Year U.S. Government Bond Index[1]
One Year	–5.02%	–7.20%	–5.82%	–6.73%	–4.90%	–5.02%	–4.90%	–4.93%	–4.98%	–4.87%
Five Year	0.30%	–0.15%	–0.53%	–0.53%	0.54%	0.30%	0.55%	0.48%	N/A	0.87%
Ten Year	0.60%	0.37%	–0.19%	–0.19%	0.87%	0.60%	N/A	N/A	N/A	0.87%
Since Inception	N/A	N/A	N/A	N/A	N/A	N/A	0.67%	0.74%	–3.37%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Fund for Income — Growth of $10,000

1The Bloomberg 1-5 Year U.S. Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States government with maturities of one to five years. The index does not include the effect of sales charges, commissions, expenses, or taxes is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

18

Victory INCORE Investment Grade Convertible Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

After a year of very positive returns, stock and convertible markets experienced negative returns during the eight-month period ended June 30, 2022. Over this period, stocks, as measured by the S&P 500® Index, returned -16.95%, while investment-grade convertibles, as measured by the ICE BofA Investment Grade U.S. Convertible 5% Constrained Index (the "Index") returned -6.26%. Straight bonds, as measured by the Bloomberg US Aggregate Bond Index returned -10.31%. Convertible securities are either bonds or preferred stock that can be converted into the common stock of the issuing company. Because of this ability to convert to common stock, convertibles participate in the upward and downward movement of the stock market. But because they are part fixed income, they tend to move up and down at a reduced rate. Convertible returns have historically ended up in between stock and bond returns; however, during the period, they outperformed both stocks and bonds.

The stock market began 2022 with a continuation of gains experienced throughout calendar year 2021. Volatility in November, however, brought on by rising inflation and the beginnings of the fast-spreading COVID-19 Omicron variant, foreshadowed the difficult environment that lay ahead. After a strong December, the S&P 500® Index fell in excess of 5% in January, and at one point was down 9.2% month-to-date. Stocks fell again in February as worries of higher interest rates and inflation preceded turbulence caused by the Russian invasion of Ukraine. Surging oil prices early in March contributed to further declines. Markets continued to suffer in the second quarter as the investment environment turned increasingly sour. Stocks were driven lower in April as disappointing earnings, rising rates, spreading COVID-19, economic woes in China, and continuing war in Ukraine combined to push the S&P 500® Index down 8.72% for the month. Technology stocks were particularly punished in April as the Nasdaq fell 13.24%. Stock averages were mostly flat in May, yet they were quite volatile and included both a 933-point up day in the Dow Jones Industrial Average Index followed immediately by a 1064-point down day. May was notable in that the U.S. Federal Reserve (the "Fed") announced a long-awaited half-point increase in the federal-funds rate. It was also notable for the beginnings of the crypto-currency collapse. Markets were hit hard again in June as stocks were pushed into bear market territory. Stocks were flattish during the first part of month before falling sharply midway through June coinciding with the May Consumer Price Index report showing 8.6% inflation. Stocks fell further in reaction to a three-quarter point Fed rate hike one month after the previous rate increase. Fears of slowing economic growth with increasing likelihood of recession also weighed on investors' minds. The S&P 500® Index hit its closing low of 3,666.77 on June 16, down 22.5% on the year, firmly pushing it beyond the negative 20% bear market definition. Stocks recovered from that low point but were pressured again during the final week of the quarter by a drop in consumer confidence and the report of a decrease in May real consumer spending. Ending on a downward tilt, the S&P 500® Index finished June down 8.26%, resulting in a quarterly loss of 16.10%, and a period loss of 16.95%. Investment-grade convertibles, as measured by the Index, returned -6.26% during the period, participating in only 37% of the S&P 500® Index decline, thus providing a lower level of descent than stocks.

19

Victory INCORE Investment Grade Convertible Fund

Managers' Commentary (continued)

How did Victory INCORE Investment Grade Convertible Fund (the "Fund") perform during the reporting period?

The Fund returned -10.32% (Class A at net asset value) for the eight-month period ended June 30, 2022, underperforming the Index, which returned -6.25% for the period.

What strategies did you employ during the reporting period?

In managing the Fund, we strive to invest in high-quality convertibles with attractive underlying common stocks. We structure the Fund by spreading out our holdings across the three types of convertibles: 1) equity-sensitive, high-delta convertibles; 2) total return, middle-of-the-road convertibles; and 3) defensive, fixed-income oriented convertibles. With this structure, we seek to provide a favorable balance between upside potential and downside exposure to equities. As of June 30, 2022, the Fund is overweight compared to the Index in the Information Technology sector. It is underweighted in the Energy and Utilities sectors. It is approximately equal weighted in the Consumer Discretionary, Health Care, Financials, and Industrials sectors. The Fund is broadly diversified among individual issues, economic sectors, credits, and convertible types. Performance during the period was aided by positive security selection in the Financials, Health Care, and Industrials sectors. Performance was hurt by underweights in the Energy and Utilities sectors, and negative security selection in the Information Technology sector.

20

Victory INCORE Investment Grade Convertible Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class I	Member Class
INCEPTION DATE	4/14/88		8/31/07	11/3/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	ICE BofAML Investment Grade U.S. Conv 5% Constrained Index[1]
One Year	–8.92%	–10.95%	–8.58%	–8.76%	–3.16%
Five Year	7.21%	6.72%	7.67%	N/A	8.37%
Ten Year	8.51%	8.26%	8.97%	N/A	10.00%
Since Inception	N/A	N/A	N/A	4.93%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Investment Grade Convertible Fund — Growth of $10,000

1The ICE BofAML Investment Grade U.S. Convertible 5% Constrained Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

21

Victory Portfolios Victory Diversified Stock Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term growth of capital.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Apple, Inc.	6.1%
Microsoft Corp.	5.1%
Alphabet, Inc., Class C	4.6%
SPDR S&P 500 ETF Trust	3.0%
Chevron Corp.	2.1%
UnitedHealth Group, Inc.	2.1%
NVIDIA Corp.	2.0%
Broadcom, Inc.	1.9%
McKesson Corp.	1.8%
Nexstar Media Group, Inc., Class A	1.7%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

22

Victory Portfolios Victory NewBridge Large Cap Growth Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Alphabet, Inc., Class C	7.1%
Amazon.com, Inc.	5.7%
Visa, Inc., Class A	5.5%
NVIDIA Corp.	5.2%
ServiceNow, Inc.	4.6%
Zoetis, Inc.	4.3%
Cadence Design Systems, Inc.	4.3%
Thermo Fisher Scientific, Inc.	3.9%
Microsoft Corp.	3.7%
O'Reilly Automotive, Inc.	3.2%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

23

Victory Portfolios Victory Special Value Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term growth of capital and dividend income.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Apple, Inc.	5.6%
Microsoft Corp.	5.2%
Alphabet, Inc., Class C	4.6%
SPDR S&P 500 ETF Trust	3.0%
UnitedHealth Group, Inc.	2.2%
Chevron Corp.	2.1%
NVIDIA Corp.	2.0%
Broadcom, Inc.	1.9%
McKesson Corp.	1.8%
Chart Industries, Inc.	1.7%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

24

Victory Portfolios Victory THB US Small Opportunities Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide capital appreciation.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

TETRA Technologies, Inc.	3.2%
First Busey Corp.	3.0%
ePlus, Inc.	2.8%
Transcat, Inc.	2.6%
RPC, Inc.	2.4%
LeMaitre Vascular, Inc.	2.4%
Heritage Financial Corp.	2.2%
Old Second Bancorp, Inc.	2.2%
Movado Group, Inc.	2.2%
Grid Dynamics Holdings, Inc.	2.1%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

25

Victory Portfolios Victory Strategic Allocation Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide income and long-term growth of capital.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Victory RS Global Fund, Class Y	26.3%
Victory Market Neutral Income Fund, Class I	21.5%
Victory INCORE Total Return Bond Fund, Class R6	10.6%
Victory Sophus Emerging Markets Fund, Class R6	8.8%
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	7.2%
Victory INCORE Investment Grade Convertible Fund, Class I	6.2%
Victory Global Energy Transition Fund, Class Y	5.8%
Victory Trivalent International Small-Cap Fund, Class I	5.6%
Victory RS Partners Fund, Class Y	3.8%
Victory Integrity Discovery Fund, Class Y	3.7%

Asset Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

26

Victory Portfolios Victory INCORE Fund for Income	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital.

Asset Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

27

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income together with long-term capital appreciation.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Western Digital Corp.	5.1%
Anthem, Inc.	4.9%
Pioneer Natural Resources Co.	4.9%
Southwest Airlines Co.	4.7%
Euronet Worldwide, Inc.	4.7%
Booking Holdings, Inc.	4.6%
Illumina, Inc.	4.2%
Wells Fargo & Co.	4.2%
Bank of America Corp.	4.1%
Expedia Group, Inc.	4.1%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

28

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.2%)
Communication Services (7.2%):
Alphabet, Inc., Class C (a)	5,371	$11,749
Nexstar Media Group, Inc., Class A	26,338	4,290
World Wrestling Entertainment, Inc., Class A (b)	38,660	2,416
		18,455
Communications Equipment (1.3%):
Lumentum Holdings, Inc. (a)	41,318	3,282
Consumer Discretionary (10.2%):
Amazon.com, Inc. (a)	25,320	2,689
Asbury Automotive Group, Inc. (a)	15,966	2,704
Brunswick Corp.	32,580	2,130
Crocs, Inc. (a)	28,674	1,396
D.R. Horton, Inc.	26,749	1,771
Group 1 Automotive, Inc.	14,886	2,528
Lithia Motors, Inc.	10,382	2,853
MarineMax, Inc. (a)	67,896	2,452
Meritage Homes Corp. (a)	17,129	1,242
Skyline Champion Corp. (a)	32,099	1,522
Tesla, Inc. (a)	5,404	3,639
Vista Outdoor, Inc. (a)	40,152	1,120
		26,046
Consumer Staples (6.3%):
BJ's Wholesale Club Holdings, Inc. (a)	40,721	2,538
Darling Ingredients, Inc. (a)	57,530	3,440
Grocery Outlet Holding Corp. (a)	37,200	1,586
Medifast, Inc.	8,793	1,587
PepsiCo, Inc.	15,958	2,659
Philip Morris International, Inc.	30,624	3,024
Walmart, Inc.	10,371	1,261
		16,095
Electronic Equipment, Instruments & Components (2.8%):
Fabrinet (a)	41,726	3,384
Jabil, Inc.	72,078	3,691
		7,075
Energy (8.2%):
Chevron Corp.	37,776	5,469
Diamondback Energy, Inc.	29,877	3,620
EOG Resources, Inc.	28,497	3,147
Matador Resources Co.	44,700	2,082
Pioneer Natural Resources Co.	13,259	2,958
Schlumberger NV	105,138	3,760
		21,036
Financials (10.3%):
Ameriprise Financial, Inc.	13,854	3,293
Bank of America Corp.	94,616	2,945

See notes to financial statements.

29

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Chubb Ltd.	21,600	$4,246
Customers Bancorp, Inc. (a)	34,997	1,186
JPMorgan Chase & Co.	29,025	3,269
Morgan Stanley	36,551	2,780
ServisFirst Bancshares, Inc.	46,280	3,652
Signature Bank	12,833	2,300
Western Alliance Bancorp	40,509	2,860
		26,531
Health Care (12.1%):
AbbVie, Inc.	10,704	1,639
AmerisourceBergen Corp.	27,230	3,852
AMN Healthcare Services, Inc. (a)	27,975	3,069
Cigna Corp.	13,873	3,656
ICON PLC (a)	13,373	2,898
McKesson Corp.	14,166	4,621
Pfizer, Inc.	30,701	1,610
Regeneron Pharmaceuticals, Inc. (a)	2,720	1,608
Stryker Corp.	5,754	1,145
Thermo Fisher Scientific, Inc.	2,573	1,398
UnitedHealth Group, Inc.	10,590	5,439
		30,935
Industrials (9.5%):
Builders FirstSource, Inc. (a)	27,569	1,480
Chart Industries, Inc. (a)	25,462	4,262
GXO Logistics, Inc. (a)	23,159	1,002
Huntington Ingalls Industries, Inc.	6,316	1,376
Marten Transport Ltd.	201,259	3,385
Old Dominion Freight Line, Inc.	8,585	2,200
Parker-Hannifin Corp.	9,285	2,285
Raytheon Technologies Corp.	14,347	1,379
Saia, Inc. (a)	11,433	2,149
Trex Co., Inc. (a)	44,028	2,396
UFP Industries, Inc.	35,808	2,440
		24,354
Materials (4.0%):
Commercial Metals Co.	41,717	1,381
Graphic Packaging Holding Co.	75,000	1,537
Greif, Inc., Class A	23,783	1,484
Materion Corp.	20,748	1,530
Summit Materials, Inc., Class A (a)	76,806	1,789
Valvoline, Inc.	92,002	2,652
		10,373
Real Estate (2.0%):
American Tower Corp.	7,923	2,025
CBRE Group, Inc., Class A (a)	16,826	1,238
Simon Property Group, Inc.	19,981	1,897
		5,160

See notes to financial statements.

30

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Semiconductors & Semiconductor Equipment (8.2%):
Advanced Micro Devices, Inc. (a)	44,831	$3,428
Alpha & Omega Semiconductor Ltd. (a)	43,485	1,450
Applied Materials, Inc.	25,255	2,298
Broadcom, Inc.	9,991	4,854
NVIDIA Corp.	33,653	5,101
QUALCOMM, Inc.	30,415	3,885
		21,016
Software (6.7%):
Cadence Design Systems, Inc. (a)	26,661	4,000
Microsoft Corp.	51,239	13,160
		17,160
Technology Hardware, Storage & Peripherals (7.4%):
Apple, Inc.	114,498	15,654
HP, Inc.	101,749	3,336
		18,990
Total Common Stocks (Cost $202,453)		246,508
Exchange-Traded Funds (3.7%)
SPDR S&P 500 ETF Trust	20,783	7,840
SPDR S&P Biotech ETF (a) (b)	23,522	1,747
Total Exchange-Traded Funds (Cost $9,243)		9,587
Collateral for Securities Loaned (1.1%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (c)	86,249	86
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (c)	43,043	43
HSBC U.S. Government Money Market Fund I Shares, 1.46% (c)	536,828	537
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (c)	343,208	343
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (c)	228,881	229
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (c)	1,543,132	1,543
Total Collateral for Securities Loaned (Cost $2,781)		2,781
Total Investments (Cost $214,477) — 101.0%		258,876
Liabilities in excess of other assets — (1.0)%		(2,681)
NET ASSETS — 100.00%		$256,195

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2022.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

31

Victory Portfolios Victory NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.2%)
Communication Services (8.6%):
Alphabet, Inc., Class C (a)	279	$610
Meta Platforms, Inc., Class A (a)	775	125
		735
Communications Equipment (4.9%):
Arista Networks, Inc. (a)	2,439	229
Motorola Solutions, Inc.	917	192
		421
Consumer Discretionary (20.6%):
Airbnb, Inc., Class A (a)	1,666	148
Amazon.com, Inc. (a)	4,605	489
Aptiv PLC (a)	1,626	145
Burlington Stores, Inc. (a)	576	79
Lululemon Athletica, Inc. (a)	845	230
NIKE, Inc., Class B	2,075	212
O'Reilly Automotive, Inc. (a)	436	276
Tractor Supply Co.	945	183
		1,762
Electronic Equipment, Instruments & Components (2.7%):
CDW Corp.	1,490	235
Financials (4.8%):
Blackstone, Inc.	2,186	199
MSCI, Inc.	524	216
		415
Health Care (14.1%):
Align Technology, Inc. (a)	356	84
Dexcom, Inc. (a)	2,594	194
Thermo Fisher Scientific, Inc.	620	337
Veeva Systems, Inc., Class A (a)	1,151	228
Zoetis, Inc.	2,137	367
		1,210
Industrials (6.1%):
CoStar Group, Inc. (a)	2,979	180
Generac Holdings, Inc. (a)	811	171
Uber Technologies, Inc. (a)	8,556	175
		526
IT Services (5.5%):
Visa, Inc., Class A	2,382	469
Semiconductors & Semiconductor Equipment (7.9%):
Broadcom, Inc.	484	235
NVIDIA Corp.	2,921	443
		678

See notes to financial statements.

32

Victory Portfolios Victory NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software (21.0%):
Adobe, Inc. (a)	729	$267
Cadence Design Systems, Inc. (a)	2,443	366
Crowdstrike Holdings, Inc., Class A (a)	793	134
Microsoft Corp.	1,224	314
Palo Alto Networks, Inc. (a)	366	181
ServiceNow, Inc. (a)	827	393
The Trade Desk, Inc., Class A (a)	3,388	142
		1,797
Total Common Stocks (Cost $6,525)		8,248
Total Investments (Cost $6,525) — 96.2%		8,248
Other assets in excess of liabilities — 3.8%		327
NET ASSETS — 100.00%		$8,575

(a)  Non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

33

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.5%)
Communication Services (7.1%):
Alphabet, Inc., Class C (a)	809	$1,770
Nexstar Media Group, Inc., Class A	3,911	637
World Wrestling Entertainment, Inc., Class A	5,850	365
		2,772
Communications Equipment (1.3%):
Lumentum Holdings, Inc. (a)	6,282	499
Consumer Discretionary (10.1%):
Amazon.com, Inc. (a)	3,760	399
Asbury Automotive Group, Inc. (a)	2,416	409
Brunswick Corp.	5,059	331
Crocs, Inc. (a)	4,357	212
D.R. Horton, Inc.	4,023	266
Group 1 Automotive, Inc.	2,182	371
Lithia Motors, Inc.	1,512	416
MarineMax, Inc. (a)	10,543	381
Meritage Homes Corp. (a)	2,577	187
Skyline Champion Corp. (a)	4,865	231
Tesla, Inc. (a)	813	547
Vista Outdoor, Inc. (a)	5,847	163
		3,913
Consumer Staples (6.3%):
BJ's Wholesale Club Holdings, Inc. (a)	6,172	385
Darling Ingredients, Inc. (a)	8,720	521
Grocery Outlet Holding Corp. (a)	5,629	240
Medifast, Inc.	1,343	242
PepsiCo, Inc.	2,419	403
Philip Morris International, Inc.	4,634	458
Walmart, Inc.	1,585	193
		2,442
Electronic Equipment, Instruments & Components (2.8%):
Fabrinet (a)	6,300	511
Jabil, Inc.	10,967	562
		1,073
Energy (8.2%):
Chevron Corp.	5,726	829
Diamondback Energy, Inc.	4,529	549
EOG Resources, Inc.	4,292	474
Matador Resources Co.	6,579	307
Pioneer Natural Resources Co.	1,996	445
Schlumberger NV	15,969	571
		3,175
Financials (10.3%):
Ameriprise Financial, Inc.	2,086	496
Bank of America Corp.	14,581	454

See notes to financial statements.

34

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Chubb Ltd.	3,211	$631
Customers Bancorp, Inc. (a)	5,268	179
JPMorgan Chase & Co.	4,388	494
Morgan Stanley	5,423	412
ServisFirst Bancshares, Inc.	6,977	551
Signature Bank	1,994	357
Western Alliance Bancorp	5,946	420
		3,994
Health Care (12.1%):
AbbVie, Inc.	1,629	250
AmerisourceBergen Corp.	4,138	585
AMN Healthcare Services, Inc. (a)	4,251	466
Cigna Corp.	2,103	554
ICON PLC (a)	1,991	432
McKesson Corp.	2,153	702
Pfizer, Inc.	4,654	244
Regeneron Pharmaceuticals, Inc. (a)	410	242
Stryker Corp.	874	174
Thermo Fisher Scientific, Inc.	392	213
UnitedHealth Group, Inc.	1,645	845
		4,707
Industrials (9.5%):
Builders FirstSource, Inc. (a)	4,253	228
Chart Industries, Inc. (a)	3,833	642
GXO Logistics, Inc. (a)	3,466	150
Huntington Ingalls Industries, Inc.	947	206
Marten Transport Ltd.	30,570	514
Old Dominion Freight Line, Inc.	1,272	326
Parker-Hannifin Corp.	1,442	355
Raytheon Technologies Corp.	2,192	211
Saia, Inc. (a)	1,676	315
Trex Co., Inc. (a)	6,619	360
UFP Industries, Inc.	5,390	367
		3,674
Materials (4.0%):
Commercial Metals Co.	6,288	208
Graphic Packaging Holding Co.	11,290	231
Greif, Inc., Class A	3,580	223
Materion Corp.	3,143	232
Summit Materials, Inc., Class A (a)	11,187	261
Valvoline, Inc.	13,910	401
		1,556
Real Estate (2.0%):
American Tower Corp.	1,190	304
CBRE Group, Inc., Class A (a)	2,507	184
Simon Property Group, Inc.	3,021	287
		775
See notes to financial statements.

35

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Semiconductors & Semiconductor Equipment (8.2%):
Advanced Micro Devices, Inc. (a)	6,774	$518
Alpha & Omega Semiconductor Ltd. (a)	6,564	219
Applied Materials, Inc.	3,706	337
Broadcom, Inc.	1,508	733
NVIDIA Corp.	5,088	771
QUALCOMM, Inc.	4,599	587
		3,165
Software (6.7%):
Cadence Design Systems, Inc. (a)	4,053	608
Microsoft Corp.	7,813	2,007
		2,615
Technology Hardware, Storage & Peripherals (6.9%):
Apple, Inc.	16,042	2,193
HP, Inc.	15,337	503
		2,696
Total Common Stocks (Cost $30,891)		37,056
Exchange-Traded Funds (3.7%)
SPDR S&P 500 ETF Trust	3,124	1,179
SPDR S&P Biotech ETF (a)	3,559	264
Total Exchange-Traded Funds (Cost $1,559)		1,443
Total Investments (Cost $32,450) — 99.2%		38,499
Other assets in excess of liabilities — 0.8%		329
NET ASSETS — 100.00%		$38,828

(a)  Non-income producing security.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

36

Victory Portfolios Victory THB US Small Opportunities Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.9%)
Consumer Discretionary (15.8%):
America's Car-Mart, Inc. (a)	6,210	$625
Bassett Furniture Industries, Inc.	81,180	1,471
BJ's Restaurants, Inc. (a)	32,474	704
Century Communities, Inc.	15,640	703
Charles & Colvard Ltd. (a)	113,330	141
Chuy's Holdings, Inc. (a)	14,844	296
Holley, Inc. (a)	68,420	718
Johnson Outdoors, Inc., Class A	8,670	530
Latham Group, Inc. (a)	76,810	532
Lazydays Holdings, Inc. (a)	5,500	65
M/I Homes, Inc. (a)	17,445	692
MasterCraft Boat Holdings, Inc. (a)	22,680	477
Movado Group, Inc.	49,780	1,540
Overstock.com, Inc. (a) (b)	20,730	519
Ruth's Hospitality Group, Inc.	63,110	1,026
Universal Technical Institute, Inc. (a)	171,930	1,226
		11,265
Consumer Staples (0.9%):
Vital Farms, Inc. (a)	70,780	619
Energy (10.5%):
Clean Energy Fuels Corp. (a)	155,720	698
Expro Group Holdings NV (a)	53,136	612
Geospace Technologies Corp. (a)	49,200	233
Natural Gas Services Group, Inc. (a)	11,768	129
Profire Energy, Inc.	552,220	795
RPC, Inc. (a)	249,850	1,727
Select Energy Services, Inc., Class A (a)	89,180	608
Solaris Oilfield Infrastructure, Inc., Class A	38,590	420
TETRA Technologies, Inc. (a)	556,600	2,260
		7,482
Financials (11.2%):
BayCom Corp.	40,606	840
Coastal Financial Corp. (a)	12,190	465
Colony Bankcorp, Inc.	29,920	451
First Busey Corp.	92,411	2,111
Heritage Financial Corp.	62,995	1,585
Old Second Bancorp, Inc.	116,242	1,555
P10, Inc., Class A	36,050	401
The First Bancshares, Inc.	20,617	590
		7,998
Health Care (18.6%):
Addus HomeCare Corp. (a)	11,661	971
Amneal Pharmaceuticals, Inc. (a)	22,048	70
Apollo Medical Holdings, Inc. (a)	19,220	742
Artivion, Inc. (a)	31,965	604

See notes to financial statements.

37

Victory Portfolios Victory THB US Small Opportunities Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Atrion Corp.	1,194	$751
BioLife Solutions, Inc. (a)	58,964	814
Catalyst Pharmaceuticals, Inc. (a)	40,330	283
CryoPort, Inc. (a)	29,690	920
Dynavax Technologies Corp. (a)	52,210	657
Lantheus Holdings, Inc. (a)	14,721	972
LeMaitre Vascular, Inc.	37,766	1,720
Meridian Bioscience, Inc. (a)	21,800	663
Mesa Laboratories, Inc.	2,723	555
OptimizeRx Corp. (a)	25,490	698
Organogenesis Holdings, Inc. (a)	13,690	67
Orthofix Medical, Inc. (a)	36,626	862
Retractable Technologies, Inc. (a) (b)	17,950	69
The Joint Corp. (a)	24,587	377
U.S. Physical Therapy, Inc.	4,330	473
Vanda Pharmaceuticals, Inc. (a)	24,930	272
Vericel Corp. (a)	28,570	719
		13,259
Industrials (18.3%):
Allied Motion Technologies, Inc.	33,337	762
ARC Document Solutions, Inc.	233,850	615
Argan, Inc.	9,560	357
Bowman Consulting Group Ltd. (a)	44,030	543
CIRCOR International, Inc. (a) (b)	4,510	74
Concrete Pumping Holdings, Inc. (a)	92,450	560
Energy Recovery, Inc. (a)	20,500	398
Graham Corp.	23,570	163
Great Lakes Dredge & Dock Corp. (a)	27,380	359
Harsco Corp. (a)	19,250	137
Hyster-Yale Materials Handling, Inc.	2,120	68
IES Holdings, Inc. (a)	6,600	199
Insteel Industries, Inc.	39,915	1,344
Karat Packaging, Inc. (a)	34,000	580
Limbach Holdings, Inc. (a)	53,160	284
MYR Group, Inc. (a)	4,851	428
NN, Inc. (a)	26,660	68
Northwest Pipe Co. (a)	25,970	778
Preformed Line Products Co.	11,290	694
Quest Resource Holding Corp. (a)	65,050	266
The Greenbrier Cos., Inc.	38,180	1,374
The Shyft Group, Inc.	17,216	320
Transcat, Inc. (a)	32,271	1,833
Twin Disc, Inc. (a)	44,300	401
Willdan Group, Inc. (a)	16,780	463
		13,068
Information Technology (16.3%):
CEVA, Inc. (a)	22,710	762
ePlus, Inc. (a)	37,722	2,004
Grid Dynamics Holdings, Inc. (a)	91,370	1,537

See notes to financial statements.

38

Victory Portfolios Victory THB US Small Opportunities Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ichor Holdings Ltd. (a)	46,140	$1,199
Immersion Corp. (a)	148,540	793
Luna Innovations, Inc. (a)	14,180	83
Napco Security Technologies, Inc. (a)	65,790	1,355
NVE Corp.	7,450	347
PAR Technology Corp. (a) (b)	29,726	1,114
Perficient, Inc. (a)	9,240	847
Ultra Clean Holdings, Inc. (a)	32,963	981
Wayside Technology Group, Inc.	18,010	599
		11,621
Materials (3.6%):
Hawkins, Inc.	14,570	525
Koppers Holdings, Inc.	45,237	1,024
UFP Technologies, Inc. (a)	12,900	1,027
		2,576
Real Estate (1.3%):
Gladstone Land Corp.	28,080	622
Postal Realty Trust, Inc., Class A	21,350	318
		940
Utilities (1.4%):
The York Water Co.	23,950	967
Total Common Stocks (Cost $64,319)		69,795
Collateral for Securities Loaned (1.6%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (c)	34,308	34
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (c)	17,122	17
HSBC U.S. Government Money Market Fund I Shares, 1.46% (c)	213,541	214
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (c)	136,523	137
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (c)	91,045	91
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (c)	613,832	613
Total Collateral for Securities Loaned (Cost $1,106)		1,106
Total Investments (Cost $65,425) — 99.5%		70,901
Other assets in excess of liabilities — 0.5%		375
NET ASSETS — 100.00%		$71,276

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2022.

See notes to financial statements.

39

Victory Portfolios Victory Strategic Allocation Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (7.2%)
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	48,490	$1,779
Total Affiliated Exchange-Traded Funds (Cost $1,231)		1,779
Affiliated Mutual Funds (92.3%)
Victory Global Energy Transition Fund, Class Y	49,394	1,440
Victory INCORE Investment Grade Convertible Fund, Class I	93,486	1,524
Victory INCORE Total Return Bond Fund, Class R6	300,962	2,600
Victory Integrity Discovery Fund, Class Y	22,352	919
Victory Market Neutral Income Fund Class I	564,317	5,288
Victory RS Global Fund, Class Y	409,071	6,484
Victory RS Partners Fund, Class Y	35,142	926
Victory Sophus Emerging Markets Fund Class R6	115,473	2,166
Victory Trivalent International Small-Cap Fund, Class I	110,274	1,383
Total Affiliated Mutual Funds (Cost $22,090)		22,730
Total Investments (Cost $23,321) — 99.5%		24,509
Other assets in excess of liabilities — 0.5%		125
NET ASSETS — 100.00%		$24,634

ETF — Exchange-Traded Fund

See notes to financial statements.

40

Victory Portfolios Victory INCORE Fund for Income	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount		Value
Government National Mortgage Association (81.5%)
Multi-family (0.3%):
Pass-throughs (0.3%):
Government National Mortgage Assoc. 7.92%, 7/1/23	$82		$82
8.00%, 1/15/31 – 11/15/33	990		991
7.75%, 9/15/33	368		368
			1,441
Collateralized Mortgage Obligations (3.2%):
Government National Mortgage Assoc. Series 1999-4, Class ZB, 6.00%, 2/20/29	122		122
Series 2001-10, Class PE, 6.50%, 3/16/31	102		102
Series 2005-74, Class HB, 7.50%, 9/16/35	6		7
Series 2005-74, Class HC, 7.50%, 9/16/35	40		43
Series 2011-166, Class NT, 7.73%, 11/20/31 (a)	610		657
Series 2012-106, Class JM, 7.34%, 10/20/34 (a)	447		488
Series 2012-30, Class WB, 7.00%, 11/20/39 (a)	1,573		1,692
Series 2013-190, Class KT, 8.10%, 9/20/30 (a)	181		197
Series 2013-51, Class BL, 6.07%, 4/20/34 (a)	1,261		1,356
Series 2013-64, Class KY, 6.72%, 12/20/38 (a)	681		729
Series 2013-70, Class KP, 7.02%, 2/20/39 (a)	650		708
Series 2014-69, Class W, 7.21%, 11/20/34 (a)	88		95
Series 2014-74, Class PT, 7.87%, 5/16/44 (a)	120		128
Series 2015-77, Class PT, 7.23%, 6/20/39 (a)	244		266
Series 2019-22, Class PT, 7.93%, 2/20/49 (a)	4,374		4,740
Series 2021-1, Class WT, 7.82%, 1/20/51 (a)	4,712		5,140
			16,470
Single Family (78.0%):
Pass-throughs (78.0%):
Government National Mortgage Assoc. 7.50%, 9/15/22 – 5/15/49	44,902		48,362
8.00%, 9/15/22 – 5/15/49	26,784		29,213
7.00%, 12/20/22 – 9/20/50	69,837		75,767
8.50%, 2/15/23 – 7/15/32	3,513		3,779
7.13%, 3/15/23 – 7/15/25	36		36
6.50%, 6/15/23 – 2/20/41	107,672		115,871
5.50%, 7/15/23 – 11/15/45	23,745		25,796
6.00%, 9/20/23 – 9/20/50	67,137		73,468
9.00%, 4/15/25 – 9/15/30	980		1,051
10.00%, 4/15/25	—	(b)	—	(b)
6.13%, 6/20/28 – 11/20/28	227		228
6.28%, 10/20/28 – 9/20/29	459		475
6.10%, 5/20/29 – 7/20/31	388		401
7.30%, 4/20/30 – 2/20/31	167		170
6.49%, 5/20/31 – 3/20/32	684		708
4.50%, 12/15/33 – 5/15/41	8,340		8,789

See notes to financial statements.

41

Victory Portfolios Victory INCORE Fund for Income	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
5.00%, 1/20/34 – 2/20/42	$19,372	$20,266
4.00%, 8/15/41	544	564
		404,944
Total Government National Mortgage Association (Cost $446,318)		422,855
U.S. Treasury Obligations (18.5%)
U.S. Treasury Bills, 0.64%, 8/11/22 (c)	10,096	10,081
U.S. Treasury Bonds, 7.50%, 11/15/24	77,858	85,823
Total U.S. Treasury Obligations (Cost $99,019)		95,904
Investment Companies (0.0%) (d)
BlackRock Liquidity Funds Fedfund Portfolio, 0.91% (c)	99,926	100
Total Investment Companies (Cost $100)		100
Total Investments (Cost $545,437) — 100.0%		518,859
Other assets in excess of liabilities — 0.0%		255
NET ASSETS — 100.00%		$519,114

(a)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at June 30, 2022.

(b)  Rounds to less than $1 thousand.

(c)  Rate disclosed is the daily yield on June 30, 2022.

(d)  Amount represents less than 0.05% of net assets.

See notes to financial statements.

42

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Convertible Corporate Bonds (65.7%)
Communication Services (0.3%):
Snap, Inc., 0.75%, 8/1/26	$1,595	$1,530
Consumer Discretionary (10.6%):
Booking Holdings, Inc., 0.75%, 5/1/25 (a)	17,300	20,541
Expedia Group, Inc., 2/15/26 (a) (b)	20,141	18,191
Ford Motor Co., 3/15/26 (a) (b)	9,175	8,402
		47,134
Energy (7.1%):
EQT Corp., 1.75%, 5/1/26	3,995	9,598
Pioneer Natural Resources Co., 0.25%, 5/15/25	10,101	21,852
		31,450
Financials (15.6%):
Ares Capital Corp., 4.63%, 3/1/24	13,313	13,894
Barclays Bank PLC 2/4/25 (b)	7,120	9,682
2/18/25 (b)	4,330	4,533
Blackstone Mortgage TR, 5.50%, 3/15/27	6,105	5,555
GSK Finance NO 3 PLC, 4.51%, 6/22/23 (c)	5,153	4,935
Hannon Armstrong Sustainable Infrastructure Capital, Inc., 1.30%, 8/15/23	2,435	2,400
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (c)	12,505	13,014
MGIC Investment Corp., Convertible Subordinated Notes, 9.00%, 4/1/63	4,342	5,748
TPG Specialty Lending, Inc., 4.50%, 8/1/22	9,261	9,643
		69,404
Health Care (10.3%):
Anthem, Inc., 2.75%, 10/15/42	3,215	22,050
Bristol-Myers Squibb Co., 1.33% (LIBOR03M-50bps), 9/15/23, Callable 8/8/22 @ 100 (d)	2,466	5,233
Illumina, Inc., 8/15/23 (a) (b)	19,617	18,750
		46,033
Industrials (6.0%):
Parsons Corp., 0.25%, 8/15/25	5,520	5,834
Southwest Airlines Co., 1.25%, 5/1/25	17,865	21,123
		26,957
Information Technology (13.9%):
Akamai Technologies, Inc., 0.13%, 5/1/25 (a)	3,399	3,727
Block, Inc. 0.13%, 3/1/25	1,125	1,061
0.25%, 11/1/27	7,625	5,615
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100 (a)	20,305	20,833
Vishay Intertechnology, Inc., 2.25%, 6/15/25	8,530	8,082
Western Digital Corp., 1.50%, 2/1/24	24,003	22,826
		62,144

See notes to financial statements.

43

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Real Estate (1.9%):
Kite Realty Group LP, 0.75%, 4/1/27 (c)	$9,280	$8,368
Total Convertible Corporate Bonds (Cost $294,613)		293,020
Convertible Preferred Stocks (33.0%)
Financials (12.6%):
Bank of America Corp., Series L, 7.25% (e)	15,205	18,314
KKR & Co., Inc., Series C, 6.00%, 9/15/23	282,910	16,542
New York Community Capital Trust, 6.49%, 11/1/51	53,619	2,477
Wells Fargo & Co., Series L, 7.50% (e)	15,384	18,699
		56,032
Industrials (3.3%):
Stanley Black & Decker, Inc., 5.25%, 11/15/22	217,390	14,650
Utilities (17.1%):
American Electric Power Co., Inc., 6.13%, 8/15/23 (a)	239,620	13,007
CenterPoint Energy, Inc., 4.57%, 9/15/29	55,000	2,545
DTE Energy Co., 6.25%, 11/1/22	314,998	16,197
NextEra Energy, Inc. 0.62%, 9/1/22	127,545	7,182
5.28%, 3/1/23	274,805	13,644
3.30%, 9/1/23	48,900	2,404
NiSource, Inc., 7.75%, 3/1/24	135,990	15,465
The Southern Co., Series 2019, 6.75%, 8/1/22	114,070	6,043
		76,487
Total Convertible Preferred Stocks (Cost $161,142)		147,169
Collateral for Securities Loaned (13.5%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (f)	1,872,638	1,873
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (f)	934,539	935
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (f)	11,655,579	11,655
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (f)	7,451,721	7,452
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (f)	4,969,457	4,969
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (f)	33,504,393	33,504
Total Collateral for Securities Loaned (Cost $60,388)		60,388
Total Investments (Cost $516,143) — 112.2%		500,577
Liabilities in excess of other assets — (12.2)%		(54,584)
NET ASSETS — 100.00%		$445,993

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Zero-coupon bond.

See notes to financial statements.

44

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued June 30, 2022

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of June 30, 2022, the fair value of these securities was $26,317 (thousands) and amounted to 5.9% of net assets.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2022.

(e)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(f)  Rate disclosed is the daily yield on June 30, 2022.

bps — Basis points

LIBOR — London Interbank Offered Rate

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of June 30, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

45

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
Assets:
Investments, at value (Cost $214,477, $6,525 and $32,450)	$258,876	(a)	$8,248		$38,499
Cash	2,253		199		622
Receivables:
Interest and dividends	200		2		30
Capital shares issued	32		—	(b)	10
Investments sold	274		113		42
From Adviser	7		19		8
Prepaid expenses	35		17		25
Total Assets	261,677		8,598		39,236
Liabilities:
Payables:
Collateral received on loaned securities	2,781		—		—
Investments purchased	2,300		—		347
Capital shares redeemed	144		—		—	(b)
Accrued expenses and other payables:
Investment advisory fees	144		6		25
Administration fees	12		—	(b)	2
Custodian fees	2		—	(b)	1
Transfer agent fees	36		3		11
Compliance fees	—	(b)	—	(b)	—	(b)
Trustees' fees	3		—	(b)	—	(b)
12b-1 fees	28		1		5
Other accrued expenses	32		13		17
Total Liabilities	5,482		23		408
Net Assets:
Capital	189,681		5,270		29,050
Total accumulated earnings/(loss)	66,514		3,305		9,778
Net Assets	$256,195		$8,575		$38,828
Net Assets
Class A	$191,392		$4,524		$22,188
Class C	1,545		354		802
Class I	21,933		3,142		2,769
Class R	36,360		—		12,401
Class R6	863		—		—
Class Y	4,102		555		668
Total	$256,195		$8,575		$38,828
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	10,717		1,376		852
Class C	97		91		37
Class I	1,229		782		104
Class R	2,099		—		510
Class R6	48		—		—
Class Y	229		150		25
Total	14,419		2,399		1,528

(continues on next page)

See notes to financial statements.

46

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Diversified Stock Fund	Victory NewBridge Large Cap Growth Fund	Victory Special Value Fund
Net asset value, offering (except Class A) and redemption price per share: (c)
Class A	$17.86	$3.29	$26.07
Class C (d)	15.97	3.88	21.46
Class I	17.85	4.02	26.55
Class R	17.32	—	24.34
Class R6	17.87	—	—
Class Y	17.89	3.70	26.37
Maximum Sales Charge — Class A	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$18.95	$3.49	$27.66

(a)  Includes $2,737 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

47

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)

	Victory THB US Small Opportunities Fund		Victory Strategic Allocation Fund		Victory INCORE Fund for Income
Assets:
Affiliated investments, at value (Cost $—, $23,321 and $—)	$—		$24,509		$—
Unaffiliated investments, at value (Cost $65,425, $— and $545,437)	70,901	(a)	—		518,859
Cash	1,539		103		—
Receivables:
Interest and dividends	9		—		2,901
Capital shares issued	53		—	(b)	205
From Adviser	38		26		30
Prepaid expenses	17		23		43
Total Assets	72,557		24,661		522,038
Liabilities:
Payables:
Collateral received on loaned securities	1,106		—		—
Capital shares redeemed	74		—	(b)	2,479
Accrued expenses and other payables:
Investment advisory fees	69		2		212
Administration fees	3		1		25
Custodian fees	1		—	(b)	5
Transfer agent fees	12		6		100
Compliance fees	—	(b)	—	(b)	—	(b)
Trustees' fees	1		—	(b)	5
12b-1 fees	—	(b)	2		15
Other accrued expenses	15		16		83
Total Liabilities	1,281		27		2,924
Net Assets:
Capital	66,773		22,873		939,301
Total accumulated earnings/(loss)	4,503		1,761		(420,187)
Net Assets	$71,276		$24,634		$519,114
Net Assets
Class A	$1,185		$13,575		$99,353
Class C	—		1,978		6,978
Class I	70,091		8,020		284,230
Class R	—		1,061		17,973
Class R6	—		—		27,174
Class Y	—		—		82,168
Member Class	—		—		1,238
Total	$71,276		$24,634		$519,114

(continues on next page)

See notes to financial statements.

48

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory THB US Small Opportunities Fund	Victory Strategic Allocation Fund	Victory INCORE Fund for Income
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	72	796	13,580
Class C	—	118	965
Class I	4,061	468	38,857
Class R	—	62	2,454
Class R6	—	—	3,721
Class Y	—	—	11,237
Member Class	—	—	169
Total	4,133	1,444	70,983
Net asset value, offering (except Class A) and redemption price per share: (c)
Class A	$16.36	$17.05	$7.32
Class C (d)	—	16.73	7.23
Class I	17.26	17.15	7.31
Class R	—	17.01	7.33
Class R6	—	—	7.30
Class Y	—	—	7.31
Member Class	—	—	7.34
Maximum Sales Charge — Class A	5.75%	2.25%	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$17.36	$17.44	$7.49

(a)  Includes $1,082 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

49

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)

	Victory INCORE Investment Grade Convertible Fund
Assets:
Investments, at value (Cost $516,143)	$500,577	(a)
Cash	3,496
Receivables:
Interest and dividends	1,273
Capital shares issued	319
Investments sold	3,588
From Adviser	4
Prepaid expenses	24
Total Assets	509,281
Liabilities:
Payables:
Collateral received on loaned securities	60,388
Investments purchased	2,253
Capital shares redeemed	220
Accrued expenses and other payables:
Investment advisory fees	279
Administration fees	21
Custodian fees	3
Transfer agent fees	69
Compliance fees	—	(b)
Trustees' fees	5
12b-1 fees	2
Other accrued expenses	48
Total Liabilities	63,288
Net Assets:
Capital	459,742
Total accumulated earnings/(loss)	(13,749)
Net Assets	$445,993
Net Assets
Class A	$18,981
Class I	425,954
Member Class	1,058
Total	$445,993
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	1,165
Class I	26,148
Member Class	62
Total	27,375

(continues on next page)

See notes to financial statements.

50

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)  (continued)

Victory INCORE Investment Grade Convertible Fund
Net asset value, offering (except Class A) and redemption price per share: (c)
Class A	$16.30
Class I	16.29
Member Class	16.95
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$16.68

(a)  Includes $58,950 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

51

Victory Portfolios	Statements of Operations

(Amounts in Thousands)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Eight Months Ended June 30, 2022	Year Ended October 31, 2021
Investment Income:
Dividends	$2,896	$3,241	$22	$28
Interest	1	1	— (a)	—	(a)
Securities lending (net of fees)	3	5	—	—	(a)
Total Income	2,900	3,247	22	28
Expenses:
Investment advisory fees	1,342	1,965	63	132
Administration fees	111	169	5	10
Sub-Administration fees	11	17	9	14
12b-1 fees — Class A	383	552	11	21
12b-1 fees — Class C	14	26	3	9
12b-1 fees — Class R	148	229	—	—
Custodian fees	10	14	1	2
Transfer agent fees — Class A	102	154	5	9
Transfer agent fees — Class C	2	4	—	1
Transfer agent fees — Class I	10	14	3	5
Transfer agent fees — Class R	22	35	—	—
Transfer agent fees — Class R6	— (a)	— (a)	—	—
Transfer agent fees — Class Y	4	5	1	1
Trustees' fees	13	21	2	3
Compliance fees	2	2	— (a)	—	(a)
Legal and audit fees	17	19	10	8
State registration and filing fees	52	81	34	52
Other expenses	38	34	10	9
Total Expenses	2,281	3,341	157	276
Expenses waived/reimbursed by Adviser	(21)	(28)	(56)	(63)
Net Expenses	2,260	3,313	101	213
Net Investment Income (Loss)	640	(66)	(79)	(185)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	24,238	48,095	2,027	4,481
Net change in unrealized appreciation/ depreciation on investment securities	(78,869)	64,146	(8,015)	660
Net realized/unrealized gains (losses) on investments	(54,631)	112,241	(5,988)	5,141
Change in net assets resulting from operations	$(53,991)	$112,175	$(6,067)	$4,956

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

52

Victory Portfolios	Statements of Operations

(Amounts in Thousands)

	Victory Special Value Fund			Victory THB US Small Opportunities Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021		Eight Months Ended June 30, 2022	Year Ended October 31, 2021(a)
Investment Income:
Dividends	$439	$521		$580	$429
Interest	— (b)	—	(b)	—	— (b)
Securities lending (net of fees)	—	—	(b)	3	1
Total Income	439	521		583	430
Expenses:
Investment advisory fees	235	364		600	998
Administration fees	17	27		28	94
Sub-Administration fees	11	17		10	8
Shareholder servicing fees — Class A	—	—		—	2
12b-1 fees — Class A	45	69		3	7
12b-1 fees — Class C	6	9		—	—
12b-1 fees — Class R	50	79		—	—
Custodian fees	2	3		3	6
Transfer agent fees	—	—		—	58
Transfer agent fees — Class A	20	31		3	3
Transfer agent fees — Class C	— (b)	1		—	—
Transfer agent fees — Class I	1	3		45	34
Transfer agent fees — Class R	17	23		—	—
Transfer agent fees — Class Y	1	1		—	—
Trustees' fees	3	5		4	15
Compliance fees	— (b)	—	(b)	— (b)	5
Legal and audit fees	11	9		12	74
State registration and filing fees	41	65		38	79
Line of credit fees	—	—		1	—
Other expenses	14	12		19	33
Total Expenses	474	718		766	1,416
Expenses waived/reimbursed by Adviser	(45)	(72)		(109)	(362)
Net Expenses	429	646		657	1,054
Net Investment Income (Loss)	10	(125)		(74)	(624)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	4,295	9,190		(669)	12,921
Net change in unrealized appreciation/ depreciation on investment securities	(12,389)	8,963		(20,891)	17,176
Net realized/unrealized gains (losses) on investments	(8,094)	18,153		(21,560)	30,097
Change in net assets resulting from operations	$(8,084)	$18,028		$(21,634)	$29,473

(a)  On May 3, 2021, the THB Asset Management Microcap Fund (the "Predecessor Fund") was reorganized into the Victory THB US Small Opportunities Fund (the "Victory THB Fund"). Investor Class and Institutional Class shares of the Predecessor Fund were exchanged on a tax-free basis for Class A and Class I shares, respectively, of the Victory THB Fund. Information presented prior to May 3, 2021, is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

53

Victory Portfolios	Statements of Operations

(Amounts in Thousands)

	Victory Strategic Allocation Fund			Victory INCORE Fund for Income
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021		Eight Months Ended June 30, 2022	Year Ended October 31, 2021
Investment Income:
Dividends from affiliated investments	$691	$936		$—	$—
Interest from unaffiliated investments	—	—	(a)	5,753	9,513
Total Income	691	936		5,753	9,513
Expenses:
Investment advisory fees	18	28		1,933	3,979
Administration fees	10	16		216	478
Sub-Administration fees	8	13		14	22
12b-1 fees — Class A	26	41		191	345
12b-1 fees — Class C	15	23		56	136
12b-1 fees — Class R	4	7		34	93
Custodian fees	2	2		21	54
Transfer agent fees — Class A	11	22		72	117
Transfer agent fees — Class C	2	3		7	16
Transfer agent fees — Class I	6	8		202	435
Transfer agent fees — Class R	1	1		10	27
Transfer agent fees — Class R6	—	—		1	3
Transfer agent fees — Class Y	—	—		68	164
Transfer agent fees — Member Class (b)	—	—		1	1
Trustees' fees	2	4		24	58
Compliance fees	— (a)	—	(a)	3	7
Legal and audit fees	9	8		13	54
State registration and filing fees	39	61		85	151
Interfund lending fees	—	—		— (a)	— (a)
Other expenses	14	11		112	174
Recoupment of prior expenses waived/reimbursed by Adviser	—	—		1	34
Total Expenses	167	248		3,064	6,348
Expenses waived/reimbursed by Adviser	(95)	(135)		(160)	(197)
Net Expenses	72	113		2,904	6,151
Net Investment Income (Loss)	619	823		2,849	3,362
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities	313	(162)		—	—
Net realized gains (losses) from unaffiliated investment securities	15	2		(1,232)	(1,300)
Capital gain distributions received from affiliated funds	447	288		—	—
Net change in unrealized appreciation/depreciation on affiliated investment securities	(4,992)	5,000		—	—
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	—	—		(29,251)	(8,573)
Net realized/unrealized gains (losses) on investments	(4,217)	5,128		(30,483)	(9,873)
Change in net assets resulting from operations	$(3,598)	$5,951		$(27,634)	$(6,511)

(a)  Rounds to less than $1 thousand.

(b)  Member Class commenced operations on November 3, 2020.

See notes to financial statements.

54

Victory Portfolios	Statements of Operations

(Amounts in Thousands)

	Victory INCORE Investment Grade Convertible Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021
Investment Income:
Dividends	$5,768	$6,102
Interest	1,824	2,675
Securities lending (net of fees)	612	205
Total Income	8,204	8,982
Expenses:
Investment advisory fees	2,218	2,675
Administration fees	162	200
Sub-Administration fees	11	16
12b-1 fees — Class A	34	51
Custodian fees	13	16
Transfer agent fees — Class A	8	40
Transfer agent fees — Class I	217	255
Transfer agent fees — Member Class (a)	2	1
Trustees' fees	18	24
Compliance fees	2	3
Legal and audit fees	22	27
State registration and filing fees	46	77
Interfund lending fees	— (b)	—	(b)
Other expenses	45	46
Recoupment of prior expenses waived/reimbursed by Adviser	5	—
Total Expenses	2,803	3,431
Expenses waived/reimbursed by Adviser	(15)	(28)
Net Expenses	2,788	3,403
Net Investment Income (Loss)	5,416	5,579
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	5,530	35,138
Net change in unrealized appreciation/depreciation on investment securities	(61,562)	21,029
Net realized/unrealized gains (losses) on investments	(56,032)	56,167
Change in net assets resulting from operations	$(50,616)	$61,746

(a)  Member Class commenced operations on November 3, 2020.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

55

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Diversified Stock Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
From Investment Activities:
Operations:
Net Investment Income (Loss)	$640	$(66)	$701
Net realized gains (losses)	24,238	48,095	6,025
Net change in unrealized appreciation/depreciation	(78,869)	64,146	6,403
Change in net assets resulting from operations	(53,991)	112,175	13,129
Distributions to Shareholders:
Class A	(33,326)	(4,846)	(13,665)
Class C	(349)	(83)	(369)
Class I	(4,120)	(570)	(1,940)
Class R	(6,603)	(1,037)	(3,072)
Class R6	(553)	(85)	(57)
Class Y	(684)	(99)	(287)
Change in net assets resulting from distributions to shareholders	(45,635)	(6,720)	(19,390)
Change in net assets resulting from capital transactions	21,482	(25,722)	(36,149)
Change in net assets	(78,144)	79,733	(42,410)
Net Assets:
Beginning of period	334,339	254,606	297,016
End of period	$256,195	$334,339	$254,606

(continues on next page)

See notes to financial statements.

56

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Diversified Stock Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$6,377	$7,876	$7,727
Distributions reinvested	30,676	4,436	12,429
Cost of shares redeemed	(18,160)	(27,454)	(36,795)
Total Class A	$18,893	$(15,142)	$(16,639)
Class C
Proceeds from shares issued	$98	$80	$169
Distributions reinvested	349	82	311
Cost of shares redeemed	(560)	(1,782)	(3,132)
Total Class C	$(113)	$(1,620)	$(2,652)
Class I
Proceeds from shares issued	$4,219	$1,886	$2,816
Distributions reinvested	3,953	537	1,805
Cost of shares redeemed	(5,236)	(4,406)	(14,222)
Total Class I	$2,936	$(1,983)	$(9,601)
Class R
Proceeds from shares issued	$649	$721	$1,667
Distributions reinvested	6,442	1,016	2,947
Cost of shares redeemed	(5,365)	(8,082)	(12,020)
Total Class R	$1,726	$(6,345)	$(7,406)
Class R6
Proceeds from shares issued	$162	$183	$2,494
Distributions reinvested	553	85	57
Cost of shares redeemed	(3,272)	(618)	(1,945)
Total Class R6	$(2,557)	$(350)	$606
Class Y
Proceeds from shares issued	$305	$284	$188
Distributions reinvested	574	83	244
Cost of shares redeemed	(282)	(649)	(889)
Total Class Y	$597	$(282)	$(457)
Change in net assets resulting from capital transactions	$21,482	$(25,722)	$(36,149)

   (continues on next page)
See notes to financial statements.

57

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Diversified Stock Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Share Transactions:
Class A
Issued	289	378	473
Reinvested	1,387	231	719
Redeemed	(844)	(1,303)	(2,225)
Total Class A	832	(694)	(1,033)
Class C
Issued	5	3	11
Reinvested	18	5	19
Redeemed	(30)	(94)	(199)
Total Class C	(7)	(86)	(169)
Class I
Issued	180	86	169
Reinvested	179	28	105
Redeemed	(249)	(208)	(856)
Total Class I	110	(94)	(582)
Class R
Issued	30	35	102
Reinvested	300	54	174
Redeemed	(251)	(387)	(734)
Total Class R	79	(298)	(458)
Class R6
Issued	8	8	154
Reinvested	25	4	3
Redeemed	(147)	(29)	(109)
Total Class R6	(114)	(17)	48
Class Y
Issued	14	14	12
Reinvested	26	4	14
Redeemed	(13)	(31)	(52)
Total Class Y	27	(13)	(26)
Change in Shares	927	(1,202)	(2,220)

See notes to financial statements.

58

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory NewBridge Large Cap Growth Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
From Investment Activities:
Operations:
Net Investment Income (Loss)	$(79)	$(185)	$(153)
Net realized gains (losses)	2,027	4,481	2,698
Net change in unrealized appreciation/depreciation	(8,015)	660	2,842
Change in net assets resulting from operations	(6,067)	4,956	5,387
Distributions to Shareholders:
Class A	(2,162)	(924)	(1,005)
Class C	(149)	(429)	(746)
Class I	(1,267)	(641)	(987)
Class Y	(277)	(148)	(385)
Change in net assets resulting from distributions to shareholders	(3,855)	(2,142)	(3,123)
Change in net assets resulting from capital transactions	655	(1,834)	(1,443)
Change in net assets	(9,267)	980	821
Net Assets:
Beginning of period	17,842	16,862	16,041
End of period	$8,575	$17,842	$16,862

(continues on next page)

See notes to financial statements.

59

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory NewBridge Large Cap Growth Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$391	$701	$1,914
Distributions reinvested	1,813	740	817
Cost of shares redeemed	(1,107)	(1,851)	(1,714)
Total Class A	$1,097	$(410)	$1,017
Class C
Proceeds from shares issued	$45	$93	$286
Distributions reinvested	106	338	569
Cost of shares redeemed	(87)	(752)	(1,193)
Total Class C	$64	$(321)	$(338)
Class I
Proceeds from shares issued	$206	$1,047	$522
Distributions reinvested	1,213	624	927
Cost of shares redeemed	(1,898)	(2,047)	(2,375)
Total Class I	$(479)	$(376)	$(926)
Class Y
Proceeds from shares issued	$38	$266	$310
Distributions reinvested	251	131	184
Cost of shares redeemed	(316)	(1,124)	(1,690)
Total Class Y	$(27)	$(727)	$(1,196)
Change in net assets resulting from capital transactions	$655	$(1,834)	$(1,443)
Share Transactions:
Class A
Issued	80	110	336
Reinvested	356	118	171
Redeemed	(241)	(277)	(314)
Total Class A	195	(49)	193
Class C (a)
Issued	8	13	176
Reinvested	17	47	377
Redeemed	(16)	(99)	(678)
Total Class C	9	(39)	(125)
Class I
Issued	39	139	86
Reinvested	195	86	170
Redeemed	(276)	(260)	(383)
Total Class I	(42)	(35)	(127)
Class Y
Issued	8	38	59
Reinvested	44	19	36
Redeemed	(64)	(152)	(264)
Total Class Y	(12)	(95)	(169)
Change in Shares	150	(218)	(228)

(a)  As described in Note 10 in the Notes to Financial Statements, Victory NewBridge Large Cap Growth Fund Class C share amounts have been adjusted for a 1:5 reverse stock split.

See notes to financial statements.

60

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Special Value Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
From Investment Activities:
Operations:
Net Investment Income (Loss)	$10	$(125)	$12
Net realized gains (losses)	4,295	9,190	1,501
Net change in unrealized appreciation/depreciation	(12,389)	8,963	855
Change in net assets resulting from operations	(8,084)	18,028	2,368
Distributions to Shareholders:
Class A	(4,420)	(913)	(912)
Class C	(178)	(36)	(40)
Class I	(565)	(121)	(114)
Class R	(2,680)	(543)	(660)
Class Y	(126)	(23)	(19)
Change in net assets resulting from distributions to shareholders	(7,969)	(1,636)	(1,745)
Change in net assets resulting from capital transactions	3,676	(8,094)	(11,653)
Change in net assets	(12,377)	8,298	(11,030)
Net Assets:
Beginning of period	51,205	42,907	53,937
End of period	$38,828	$51,205	$42,907

(continues on next page)

See notes to financial statements.

61

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Special Value Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$2,647	$1,518	$2,733
Distributions reinvested	4,022	831	818
Cost of shares redeemed	(4,347)	(7,055)	(7,356)
Total Class A	$2,322	$(4,706)	$(3,805)
Class C
Proceeds from shares issued	$2	$36	$446
Distributions reinvested	178	36	29
Cost of shares redeemed	(9)	(249)	(870)
Total Class C	$171	$(177)	$(395)
Class I
Proceeds from shares issued	$2	$406	$436
Distributions reinvested	503	101	98
Cost of shares redeemed	(470)	(1,187)	(601)
Total Class I	$35	$(680)	$(67)
Class R
Proceeds from shares issued	$1,497	$1,962	$2,086
Distributions reinvested	2,661	530	613
Cost of shares redeemed	(3,118)	(5,022)	(10,132)
Total Class R	$1,040	$(2,530)	$(7,433)
Class Y
Proceeds from shares issued	$43	$82	$105
Distributions reinvested	99	18	14
Cost of shares redeemed	(34)	(101)	(72)
Total Class Y	$108	$(1)	$47
Change in net assets resulting from capital transactions	$3,676	$(8,094)	$(11,653)

(continues on next page)

See notes to financial statements.

62

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Special Value Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Share Transactions:
Class A
Issued	85	48	111
Reinvested	125	29	31
Redeemed	(140)	(222)	(294)
Total Class A	70	(145)	(152)
Class C
Issued	— (a)	2	21
Reinvested	6	1	1
Redeemed	— (a)	(10)	(39)
Total Class C	6	(7)	(17)
Class I
Issued	— (a)	13	18
Reinvested	15	3	4
Redeemed	(13)	(37)	(24)
Total Class I	2	(21)	(2)
Class R
Issued	52	65	95
Reinvested	88	20	25
Redeemed	(105)	(167)	(422)
Total Class R	35	(82)	(302)
Class Y
Issued	1	2	4
Reinvested	3	1	1
Redeemed	(1)	(3)	(3)
Total Class Y	3	— (a)	2
Change in Shares	116	(255)	(471)

(a)  Rounds to less than 1 thousand.

See notes to financial statements.

63

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory THB US Small Opportunities Fund(a)
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
From Investment Activities:
Operations:
Net Investment Income (Loss)	$(74)	$(624)	$(393)
Net realized gains (losses)	(669)	12,921	(3,264)
Net change in unrealized appreciation/depreciation	(20,891)	17,176	1,848
Change in net assets resulting from operations	(21,634)	29,473	(1,809)
Distributions to Shareholders:
Class A	(183)	—	(4)
Class I	(7,893)	—	(417)
From return of capital:
Class A	(8)	—	—
Class I	(361)	—	—
Change in net assets resulting from distributions to shareholders	(8,445)	—	(421)
Change in net assets resulting from capital transactions	11,971	9,212	(21,101)
Change in net assets	(18,108)	38,685	(23,331)
Net Assets:
Beginning of period	89,384	50,699	74,030
End of period	$71,276	$89,384	$50,699

(a)  On May 3, 2021, the THB Asset Management Microcap Fund (the "Predecessor Fund") was reorganized into the Victory THB US Small Opportunities Fund (the "Victory THB Fund"). Investor Class and Institutional Class shares of the Predecessor Fund were exchanged on a tax-free basis for Class A and Class I shares, respectively, of the Victory THB Fund. Information presented prior to May 3, 2021, is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(continues on next page)

See notes to financial statements.

64

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory THB US Small Opportunities Fund(a)
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$173	$5,749	$92
Distributions reinvested	190	—	4
Cost of shares redeemed	(1,035)	(3,959)	(241)
Redemption fees	—	1	—
Total Class A	$(672)	$1,791	$(145)
Class I
Proceeds from shares issued	$15,585	$15,429	$6,642
Distributions reinvested	7,418	—	360
Cost of shares redeemed	(10,360)	(8,010)	(27,958)
Redemption fees (b)	—	2	—
Total Class I	$12,643	$7,421	$(20,956)
Change in net assets resulting from capital transactions	$11,971	$9,212	$(21,101)
Share Transactions:
Class A
Issued	7	227	7
Reinvested	9	—	— (c)
Redeemed	(44)	(159)	(18)
Total Class A	(28)	68	(10)
Class I
Issued	781	639	465
Reinvested	342	—	22
Redeemed	(482)	(319)	(2,105)
Total Class I	641	320	(1,618)
Change in Shares	613	388	(1,628)

(a)  On May 3, 2021, the THB Asset Management Microcap Fund (the "Predecessor Fund") was reorganized into the Victory THB US Small Opportunities Fund (the "Victory THB Fund"). Investor Class and Institutional Class shares of the Predecessor Fund were exchanged on a tax-free basis for Class A and Class I shares, respectively, of the Victory THB Fund. Information presented prior to May 3, 2021, is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(b)  Redemptions Fees — see Note 2 in the Notes to Financial Statements.

(c)  Rounds to less than 1 thousand.

See notes to financial statements.

65

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Strategic Allocation Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
From Investment Activities:
Operations:
Net Investment Income (Loss)	$619	$823	$347
Net realized gains (losses)	775	128	(96)
Net change in unrealized appreciation/depreciation	(4,992)	5,000	644
Change in net assets resulting from operations	(3,598)	5,951	895
Distributions to Shareholders:
Class A	(350)	(464)	(582)
Class C	(40)	(54)	(99)
Class I	(218)	(264)	(239)
Class R	(25)	(34)	(45)
Change in net assets resulting from distributions to shareholders	(633)	(816)	(965)
Change in net assets resulting from capital transactions	(567)	(341)	(901)
Change in net assets	(4,798)	4,794	(971)
Net Assets:
Beginning of period	29,432	24,638	25,609
End of period	$24,634	$29,432	$24,638

(continues on next page)

See notes to financial statements.

66

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Strategic Allocation Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$969	$1,793	$2,364
Distributions reinvested	338	448	557
Cost of shares redeemed	(1,761)	(3,213)	(3,895)
Total Class A	$(454)	$(972)	$(974)
Class C
Proceeds from shares issued	$296	$650	$574
Distributions reinvested	40	53	98
Cost of shares redeemed	(522)	(623)	(1,845)
Total Class C	$(186)	$80	$(1,173)
Class I
Proceeds from shares issued	$942	$1,842	$2,267
Distributions reinvested	215	261	233
Cost of shares redeemed	(1,062)	(1,305)	(1,204)
Total Class I	$95	$798	$1,296
Class R
Proceeds from shares issued	$11	$93	$30
Distributions reinvested	25	34	45
Cost of shares redeemed	(58)	(374)	(125)
Total Class R	$(22)	$(247)	$(50)
Change in net assets resulting from capital transactions	$(567)	$(341)	$(901)
Share Transactions:
Class A
Issued	51	95	146
Reinvested	17	23	34
Redeemed	(93)	(168)	(242)
Total Class A	(25)	(50)	(62)
Class C
Issued	16	35	36
Reinvested	2	3	6
Redeemed	(28)	(34)	(115)
Total Class C	(10)	4	(73)
Class I
Issued	49	96	140
Reinvested	11	13	14
Redeemed	(55)	(69)	(78)
Total Class I	5	40	76
Class R
Issued	1	5	2
Reinvested	1	2	3
Redeemed	(4)	(20)	(8)
Total Class R	(2)	(13)	(3)
Change in Shares	(32)	(19)	(62)

See notes to financial statements.

67

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory INCORE Fund for Income
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021		Year Ended October 31, 2020
From Investment Activities:
Operations:
Net Investment Income (Loss)	$2,849	$3,362		$7,347
Net realized gains (losses)	(1,232)	(1,300)		877
Net change in unrealized appreciation/depreciation	(29,251)	(8,573)		12,254
Change in net assets resulting from operations	(27,634)	(6,511)		20,478
Distributions to Shareholders:
Class A	(3,754)	(6,501)		(6,067)
Class C	(234)	(542)		(809)
Class I	(11,344)	(23,178)		(25,543)
Class R	(661)	(1,747)		(1,831)
Class R6	(988)	(1,851)		(1,832)
Class Y	(3,403)	(7,361)		(5,074)
Member Class	(35)	(33	)(a)	—
Change in net assets resulting from distributions to shareholders	(20,419)	(41,213)		(41,156)
Change in net assets resulting from capital transactions	(131,802)	(295,207)		346,322
Change in net assets	(179,855)	(342,931)		325,644
Net Assets:
Beginning of period	698,969	1,041,900		716,256
End of period	$519,114	$698,969		$1,041,900

(a)  Member Class activity is for the period November 3, 2020 (commencement of operations) to October 31, 2021.

(continues on next page)

See notes to financial statements.

68

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory INCORE Fund for Income
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021		Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$11,500	$43,381		$73,304
Distributions reinvested	3,347	5,738		5,164
Cost of shares redeemed	(35,105)	(63,627)		(60,933)
Total Class A	$(20,258)	$(14,508)		$17,535
Class C
Proceeds from shares issued	$330	$1,685		$6,690
Distributions reinvested	222	505		690
Cost of shares redeemed	(2,959)	(12,166)		(8,697)
Total Class C	$(2,407)	$(9,976)		$(1,317)
Class I
Proceeds from shares issued	$51,698	$163,315		$410,936
Distributions reinvested	9,623	20,000		21,645
Cost of shares redeemed	(136,152)	(362,435)		(277,267)
Total Class I	$(74,831)	$(179,120)		$155,314
Class R
Proceeds from shares issued	$883	$4,576		$18,508
Distributions reinvested	644	1,705		1,753
Cost of shares redeemed	(5,556)	(24,238)		(14,365)
Total Class R	$(4,029)	$(17,957)		$5,896
Class R6
Proceeds from shares issued	$6,503	$11,111		$49,482
Distributions reinvested	976	1,831		1,818
Cost of shares redeemed	(7,714)	(30,159)		(17,319)
Total Class R6	$(235)	$(17,217)		$33,981
Class Y
Proceeds from shares issued	$21,390	$94,608		$189,431
Distributions reinvested	3,399	7,353		3,546
Cost of shares redeemed	(55,272)	(159,309)		(58,064)
Total Class Y	$(30,483)	$(57,348)		$134,913
Member Class
Proceeds from shares issued	$820	$1,372	(a)	$—
Distributions reinvested	35	33	(a)	—
Cost of shares redeemed	(414)	(486	)(a)	—
Total Member Class	$441	$919		$—
Change in net assets resulting from capital transactions	$(131,802)	$(295,207)		$346,322

(a)  Member Class activity is for the period November 3, 2020 (commencement of operations) to October 31, 2021.

(continues on next page)

See notes to financial statements.

69

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory INCORE Fund for Income
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021		Year Ended October 31, 2020
Share Transactions:
Class A
Issued	1,506	5,258		8,586
Reinvested	441	703		608
Redeemed	(4,621)	(7,717)		(7,145)
Total Class A	(2,674)	(1,756)		2,049
Class C
Issued	43	206		789
Reinvested	30	62		82
Redeemed	(392)	(1,486)		(1,028)
Total Class C	(319)	(1,218)		(157)
Class I
Issued	6,775	19,802		48,019
Reinvested	1,268	2,447		2,546
Redeemed	(17,829)	(43,989)		(32,536)
Total Class I	(9,786)	(21,740)		18,029
Class R
Issued	115	552		2,167
Reinvested	85	208		206
Redeemed	(723)	(2,981)		(1,682)
Total Class R	(523)	(2,221)		691
Class R6
Issued	852	1,349		5,802
Reinvested	129	224		214
Redeemed	(1,014)	(3,665)		(2,027)
Total Class R6	(33)	(2,092)		3,989
Class Y
Issued	2,806	11,518		22,159
Reinvested	448	900		418
Redeemed	(7,238)	(19,398)		(6,797)
Total Class Y	(3,984)	(6,980)		15,780
Member Class
Issued	107	166	(a)	—
Reinvested	5	4	(a)	—
Redeemed	(53)	(60	)(a)	—
Total Member Class	59	110		—
Change in Shares	(17,260)	(35,897)		40,381

(a)  Member Class activity is for the period November 3, 2020 (commencement of operations) to October 31, 2021.

See notes to financial statements.

70

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory INCORE Investment Grade Convertible Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021		Year Ended October 31, 2020
From Investment Activities:
Operations:
Net Investment Income (Loss)	$5,416	$5,579		$5,803
Net realized gains (losses)	5,530	35,138		8,565
Net change in unrealized appreciation/depreciation	(61,562)	21,029		1,342
Change in net assets resulting from operations	(50,616)	61,746		15,710
Distributions to Shareholders:
Class A	(1,950)	(820)		(1,183)
Class I	(37,138)	(14,821)		(15,554)
Member Class	(57)	(3	)(a)	—
Change in net assets resulting from distributions to shareholders	(39,145)	(15,644)		(16,737)
Change in net assets resulting from capital transactions	110,476	85,682		14,191
Change in net assets	20,715	131,784		13,164
Net Assets:
Beginning of period	425,278	293,494		280,330
End of period	$445,993	$425,278		$293,494

(a)  Member Class activity is for the period November 3, 2020 (commencement of operations) to October 31, 2021.

(continues on next page)

See notes to financial statements.

71

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory INCORE Investment Grade Convertible Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021		Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$3,129	$8,473		$26,469
Distributions reinvested	1,697	711		1,032
Cost of shares redeemed	(3,353)	(6,798)		(29,802)
Total Class A	$1,473	$2,386		$(2,301)
Class I
Proceeds from shares issued	$223,089	$174,838		$181,653
Distributions reinvested	35,733	14,661		15,054
Cost of shares redeemed	(150,529)	(106,697)		(180,215)
Total Class I	$108,293	$82,802		$16,492
Member Class
Proceeds from shares issued	$910	$657	(a)	$—
Distributions reinvested	57	3	(a)	—
Cost of shares redeemed	(257)	(166	)(a)	—
Total Member Class	$710	$494		$—
Change in net assets resulting from capital transactions	$110,476	$85,682		$14,191
Share Transactions:
Class A
Issued	175	441		1,717
Reinvested	92	39		62
Redeemed	(186)	(353)		(1,755)
Total Class A	81	127		24
Class I
Issued	12,314	8,995		11,013
Reinvested	1,946	797		889
Redeemed	(8,292)	(5,604)		(10,994)
Total Class I	5,968	4,188		908
Member Class
Issued	47	33	(a)	—
Reinvested	3	—	(a)(b)	—
Redeemed	(13)	(8	)(a)	—
Total Member Class	37	25		—
Change in Shares	6,086	4,340		932

(a)  Member Class activity is for the period November 3, 2020 (commencement of operations) to October 31, 2021.

(b)  Rounds to less than 1 thousand.

See notes to financial statements.

72

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73

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Diversified Stock Fund
Class A
Eight Months Ended June 30, 2022 (h)	$24.89	0.05	(3.68)	(3.63)	(0.04)	(3.36)
Year Ended October 31:
2021	$17.41	— (f)	7.95	7.95	(0.01)	(0.46)
2020	$17.65	0.05	0.90	0.95	(0.04)	(1.15)
2019	$17.90	0.09	1.65	1.74	(0.08)	(1.91)
2018	$22.03	0.06	0.17	0.23	(0.06)	(4.30)
2017	$18.01	0.13	4.28	4.41	(0.17)	(0.22)
Class C
Eight Months Ended June 30, 2022 (h)	$22.70	(0.08)	(3.29)	(3.37)	—	(3.36)
Year Ended October 31:
2021	$16.05	(0.18)	7.29	7.11	—	(0.46)
2020	$16.46	(0.10)	0.84	0.74	—	(1.15)
2019	$16.90	(0.05)	1.52	1.47	—	(1.91)
2018	$21.12	(0.10)	0.18	0.08	—	(4.30)
2017	$17.30	(0.02)	4.10	4.08	(0.04)	(0.22)
Class I
Eight Months Ended June 30, 2022 (h)	$24.88	0.08	(3.67)	(3.59)	(0.08)	(3.36)
Year Ended October 31:
2021	$17.37	0.05	7.94	7.99	(0.02)	(0.46)
2020	$17.61	0.09	0.90	0.99	(0.08)	(1.15)
2019	$17.87	0.13	1.65	1.78	(0.13)	(1.91)
2018	$22.00	0.11	0.16	0.27	(0.10)	(4.30)
2017	$17.98	0.19	4.27	4.46	(0.22)	(0.22)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Amount is less than $0.005 per share.

(g)  Amount is less than 0.005%.

(h)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

74

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)		Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Diversified Stock Fund
Class A
Eight Months Ended June 30, 2022 (h)	(3.40)	$17.86	(17.22)%	1.08%	0.33%		1.08%	$191,392	49%
Year Ended October 31:
2021	(0.47)	$24.89	46.50%	1.07%	0.00	%(g)	1.07%	$246,063	61%
2020	(1.19)	$17.41	5.47%	1.09%	0.29%		1.09%	$184,217	95%
2019	(1.99)	$17.65	12.27%	1.08%	0.55%		1.08%	$204,945	132%
2018	(4.36)	$17.90	(0.20)%	1.05%	0.32%		1.05%	$264,297	112%
2017	(0.39)	$22.03	24.85%	1.05%	0.66%		1.05%	$311,255	133%
Class C
Eight Months Ended June 30, 2022 (h)	(3.36)	$15.97	(17.72)%	2.02%	(0.62)%		2.46%	$1,545	49%
Year Ended October 31:
2021	(0.46)	$22.70	45.01%	2.02%	(0.93)%		2.32%	$2,371	61%
2020	(1.15)	$16.05	4.53%	2.05%	(0.64)%		2.14%	$3,046	95%
2019	(1.91)	$16.46	11.19%	2.02%	(0.35)%		2.02%	$5,909	132%
2018	(4.30)	$16.90	(1.02)%	1.89%	(0.53)%		1.89%	$11,586	112%
2017	(0.26)	$21.12	23.82%	1.87%	(0.12)%		1.87%	$36,001	133%
Class I
Eight Months Ended June 30, 2022 (h)	(3.44)	$17.85	(17.09)%	0.83%	0.57%		0.85%	$21,933	49%
Year Ended October 31:
2021	(0.48)	$24.88	46.79%	0.83%	0.24%		0.85%	$27,856	61%
2020	(1.23)	$17.37	5.81%	0.84%	0.56%		0.86%	$21,071	95%
2019	(2.04)	$17.61	12.52%	0.84%	0.81%		0.84%	$31,619	132%
2018	(4.40)	$17.87	0.05%	0.79%	0.58%		0.79%	$46,122	112%
2017	(0.44)	$22.00	25.21%	0.80%	0.99%		0.80%	$74,466	133%

(continues on next page)

See notes to financial statements.

75

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Diversified Stock Fund
Class R
Eight Months Ended June 30, 2022 (g)	$24.25	0.01		(3.57)	(3.56)	(0.01)	(3.36)
Year Ended October 31:
2021	$17.01	(0.06)		7.76	7.70	—	(0.46)
2020	$17.29	—	(f)	0.88	0.88	(0.01)	(1.15)
2019	$17.58	0.04		1.62	1.66	(0.04)	(1.91)
2018	$21.71	0.01		0.16	0.17	— (f)	(4.30)
2017	$17.75	0.07		4.23	4.30	(0.12)	(0.22)
Class R6
Eight Months Ended June 30, 2022 (g)	$24.91	0.09		(3.69)	(3.60)	(0.08)	(3.36)
Year Ended October 31:
2021	$17.38	0.06		7.95	8.01	(0.02)	(0.46)
2020	$17.62	0.08		0.92	1.00	(0.09)	(1.15)
2019	$17.88	0.14		1.64	1.78	(0.13)	(1.91)
2018	$22.00	0.11		0.17	0.28	(0.10)	(4.30)
2017	$17.98	0.18		4.29	4.47	(0.23)	(0.22)
Class Y
Eight Months Ended June 30, 2022 (g)	$24.93	0.08		(3.69)	(3.61)	(0.07)	(3.36)
Year Ended October 31:
2021	$17.41	0.05		7.95	8.00	(0.02)	(0.46)
2020	$17.65	0.09		0.90	0.99	(0.08)	(1.15)
2019	$17.90	0.12		1.66	1.78	(0.12)	(1.91)
2018	$22.02	0.11		0.16	0.27	(0.09)	(4.30)
2017	$18.00	0.17		4.28	4.45	(0.21)	(0.22)
(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Amount is less than $0.005 per share.

(g)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

76

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Diversified Stock Fund
Class R
Eight Months Ended June 30, 2022 (g)	(3.37)	$17.32	(17.38)%	1.36%	0.05%	1.36%	$36,360	49%
Year Ended October 31:
2021	(0.46)	$24.25	46.02%	1.35%	(0.28)%	1.35%	$48,980	61%
2020	(1.16)	$17.01	5.25%	1.37%	0.01%	1.37%	$39,432	95%
2019	(1.95)	$17.29	11.90%	1.37%	0.26%	1.37%	$47,981	132%
2018	(4.30)	$17.58	(0.47)%	1.34%	0.03%	1.34%	$54,776	112%
2017	(0.34)	$21.71	24.56%	1.33%	0.38%	1.33%	$66,310	133%
Class R6
Eight Months Ended June 30, 2022 (g)	(3.44)	$17.87	(17.08)%	0.78%	0.63%	1.36%	$863	49%
Year Ended October 31:
2021	(0.48)	$24.91	46.89%	0.78%	0.29%	1.10%	$4,040	61%
2020	(1.24)	$17.38	5.86%	0.78%	0.49%	1.34%	$3,103	95%
2019	(2.04)	$17.62	12.58%	0.78%	0.83%	1.24%	$2,313	132%
2018	(4.40)	$17.88	0.10%	0.78%	0.58%	1.21%	$2,189	112%
2017	(0.45)	$22.00	25.24%	0.78%	0.94%	1.29%	$2,427	133%
Class Y
Eight Months Ended June 30, 2022 (g)	(3.43)	$17.89	(17.07)%	0.86%	0.55%	0.96%	$4,102	49%
Year Ended October 31:
2021	(0.48)	$24.93	46.75%	0.86%	0.21%	0.96%	$5,029	61%
2020	(1.23)	$17.41	5.72%	0.86%	0.52%	1.31%	$3,737	95%
2019	(2.03)	$17.65	12.53%	0.86%	0.76%	1.33%	$4,249	132%
2018	(4.39)	$17.90	0.01%	0.86%	0.54%	1.13%	$4,373	112%
2017	(0.43)	$22.02	25.11%	0.86%	0.88%	0.94%	$8,843	133%

See notes to financial statements.

77

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory NewBridge Large Cap Growth Fund
Class A
Eight Months Ended June 30, 2022 (h)	$7.41	(0.03)	(2.24)	(2.27)	(1.85)	(1.85)
Year Ended October 31:
2021	$6.31	(0.08)	1.94	1.86	(0.76)	(0.76)
2020	$5.52	(0.06)	1.91	1.85	(1.06)	(1.06)
2019	$7.94	(0.05)	0.05	— (f)	(2.42)	(2.42)
2018	$10.23	(0.09)	0.85	0.76	(3.05)	(3.05)
2017	$12.79	(0.09)	1.82	1.73	(4.29)	(4.29)
Class C
Eight Months Ended June 30, 2022 (g) (h)	$8.43	(0.04)	(2.66)	(2.70)	(1.85)	(1.85)
Year Ended October 31:
2021 (g)	$9.87	(0.15)	2.51	2.36	(3.80)	(3.80)
2020 (g)	$12.15	(0.15)	3.17	3.02	(5.30)	(5.30)
2019 (g)	$25.00	(0.30)	(0.45)	(0.75)	(12.10)	(12.10)
2018 (g)	$37.93	(0.50)	2.82	2.32	(15.25)	(15.25)
2017 (g)	$53.25	(0.60)	6.73	6.13	(21.45)	(21.45)
Class I
Eight Months Ended June 30, 2022 (h)	$8.60	(0.03)	(2.70)	(2.73)	(1.85)	(1.85)
Year Ended October 31:
2021	$7.18	(0.06)	2.24	2.18	(0.76)	(0.76)
2020	$6.13	(0.04)	2.15	2.11	(1.06)	(1.06)
2019	$8.49	(0.04)	0.10	0.06	(2.42)	(2.42)
2018	$10.71	(0.06)	0.89	0.83	(3.05)	(3.05)
2017	$13.13	(0.05)	1.92	1.87	(4.29)	(4.29)
Class Y
Eight Months Ended June 30, 2022 (h)	$8.08	(0.03)	(2.50)	(2.53)	(1.85)	(1.85)
Year Ended October 31:
2021	$6.79	(0.06)	2.11	2.05	(0.76)	(0.76)
2020	$5.86	(0.04)	2.03	1.99	(1.06)	(1.06)
2019	$8.24	(0.04)	0.08	0.04	(2.42)	(2.42)
2018	$10.48	(0.06)	0.87	0.81	(3.05)	(3.05)
2017	$12.96	(0.06)	1.87	1.81	(4.29)	(4.29)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Amount is less than $0.005 per share.

(g)  As described in Note 10 in the Notes to Financial Statements, per share amounts adjusted for a 1:5 reverse stock split.

See notes to financial statements.

78

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory NewBridge Large Cap Growth Fund
Class A
Eight Months Ended June 30, 2022 (h)	$3.29	(39.44)%	1.36%	(1.09)%	1.84%	$4,524	28%
Year Ended October 31:
2021	$7.41	31.73%	1.36%	(1.20)%	1.56%	$8,749	39%
2020	$6.31	39.61%	1.36%	(1.08)%	1.52%	$7,757	39%
2019	$5.52	4.56%	1.36%	(0.97)%	1.60%	$5,732	62%
2018	$7.94	9.41%	1.36%	(1.05)%	1.47%	$5,546	41%
2017	$10.23	20.84%	1.40%	(0.94)%	1.40%	$7,639	60%
Class C
Eight Months Ended June 30, 2022 (g) (h)	$3.88	(39.97)%	2.10%	(1.84)%	4.75%	$354	28%
Year Ended October 31:
2021 (g)	$8.43	31.44%	2.10%	(1.93)%	3.58%	$695	39%
2020 (g)	$9.87	37.97%	2.10%	(1.79)%	2.67%	$1,190	39%
2019 (g)	$12.15	3.92%	2.10%	(1.71)%	2.70%	$1,768	62%
2018 (g)	$25.00	8.47%	2.10%	(1.78)%	2.40%	$3,042	41%
2017 (g)	$37.93	20.06%	2.10%	(1.64)%	2.27%	$4,201	60%
Class I
Eight Months Ended June 30, 2022 (h)	$4.02	(39.31)%	0.95%	(0.68)%	1.60%	$3,142	28%
Year Ended October 31:
2021	$8.60	32.38%	0.95%	(0.79)%	1.34%	$7,085	39%
2020	$7.18	39.95%	0.95%	(0.66)%	1.31%	$6,171	39%
2019	$6.13	5.11%	0.95%	(0.56)%	1.26%	$6,043	62%
2018	$8.49	9.74%	0.95%	(0.63)%	1.09%	$10,633	41%
2017	$10.71	21.52%	0.95%	(0.47)%	1.01%	$16,103	60%
Class Y
Eight Months Ended June 30, 2022 (h)	$3.70	(39.37)%	1.02%	(0.76)%	1.93%	$555	28%
Year Ended October 31:
2021	$8.08	32.32%	1.02%	(0.86)%	1.49%	$1,313	39%
2020	$6.79	39.72%	1.02%	(0.73)%	1.78%	$1,744	39%
2019	$5.86	5.06%	1.02%	(0.63)%	1.69%	$2,498	62%
2018	$8.24	9.75%	1.02%	(0.72)%	1.48%	$3,411	41%
2017	$10.48	21.30%	1.02%	(0.55)%	1.42%	$2,128	60%

(h)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

79

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Special Value Fund
Class A
Eight Months Ended June 30, 2022 (h)	$37.00	0.03	(5.24)	(5.21)	—	(5.72)
Year Ended October 31:
2021	$26.23	(0.05)	11.82	11.77	— (f)	(1.00)
2020	$25.78	0.04	1.29	1.33	(0.09)	(0.79)
2019	$26.10	0.10	2.26	2.36	(0.03)	(2.65)
2018	$26.31	0.05	(0.15)	(0.10)	(0.11)	—
2017	$21.48	0.13	4.95	5.08	(0.25)	—
Class C
Eight Months Ended June 30, 2022 (h)	$31.59	(0.12)	(4.29)	(4.41)	—	(5.72)
Year Ended October 31:
2021	$22.72	(0.28)	10.15	9.87	—	(1.00)
2020	$22.54	(0.16)	1.13	0.97	—	(0.79)
2019	$23.34	(0.09)	1.94	1.85	—	(2.65)
2018	$23.66	(0.18)	(0.14)	(0.32)	—	—
2017	$19.34	(0.08)	4.45	4.37	(0.05)	—
Class I
Eight Months Ended June 30, 2022 (h)	$37.54	0.08	(5.35)	(5.27)	—	(5.72)
Year Ended October 31:
2021	$26.59	0.01	11.99	12.00	(0.05)	(1.00)
2020	$26.13	0.08	1.31	1.39	(0.14)	(0.79)
2019	$26.39	0.14	2.30	2.44	(0.05)	(2.65)
2018	$26.62	0.09	(0.15)	(0.06)	(0.17)	—
2017	$21.76	0.13	5.01	5.14	(0.28)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Amount is less than $0.005 per share.

(g)  During the year, additional fees were voluntarily waived or reimbursed. Had these fees not been waived or reimbursed, the net expense ratio for each class would have been 0.10% higher.

(h)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

80

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)		Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Special Value Fund
Class A
Eight Months Ended June 30, 2022 (h)	(5.72)	$26.07	(17.03)%	1.27	%(g)	0.13%	1.37%	$22,188	53%
Year Ended October 31:
2021	(1.00)	$37.00	46.06%	1.23	%(g)	(0.16)%	1.33%	$28,945	70%
2020	(0.88)	$26.23	5.15%	1.23	%(g)	0.14%	1.33%	$24,302	102%
2019	(2.68)	$25.78	11.32%	1.21%		0.41%	1.31%	$27,818	126%
2018	(0.11)	$26.10	(0.42)%	1.17%		0.19%	1.27%	$32,565	113%
2017	(0.25)	$26.31	23.84%	1.17%		0.53%	1.27%	$35,223	135%
Class C
Eight Months Ended June 30, 2022 (h)	(5.72)	$21.46	(17.50)%	2.10	%(g)	(0.70)%	3.23%	$802	53%
Year Ended October 31:
2021	(1.00)	$31.59	44.81%	2.10	%(g)	(1.02)%	3.53%	$978	70%
2020	(0.79)	$22.72	4.26%	2.10	%(g)	(0.72)%	2.99%	$863	102%
2019	(2.65)	$22.54	10.34%	2.10%		(0.44)%	2.79%	$1,241	126%
2018	—	$23.34	(1.35)%	2.10%		(0.75)%	2.27%	$2,145	113%
2017	(0.05)	$23.66	22.65%	2.10%		(0.38)%	2.21%	$7,296	135%
Class I
Eight Months Ended June 30, 2022 (h)	(5.72)	$26.55	(16.93)%	1.05	%(g)	0.35%	1.37%	$2,769	53%
Year Ended October 31:
2021	(1.05)	$37.54	46.29%	1.05	%(g)	0.02%	1.33%	$3,861	70%
2020	(0.93)	$26.59	5.35%	1.05	%(g)	0.32%	1.31%	$3,283	102%
2019	(2.70)	$26.13	11.52%	1.05%		0.58%	1.34%	$3,274	126%
2018	(0.17)	$26.39	(0.28)%	1.02%		0.31%	1.16%	$3,678	113%
2017	(0.28)	$26.62	23.86%	1.15%		0.56%	1.25%	$3,703	135%

(continues on next page)

See notes to financial statements.

81

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Special Value Fund
Class R
Eight Months Ended June 30, 2022 (h)	$34.99	(0.04)	(4.89)	(4.93)	—	(5.72)
Year Ended October 31:
2021	$24.93	(0.14)	11.20	11.06	—	(1.00)
2020	$24.55	(0.04)	1.23	1.19	(0.02)	(0.79)
2019	$25.02	0.03	2.15	2.18	—	(2.65)
2018	$25.24	(0.03)	(0.15)	(0.18)	(0.04)	—
2017	$20.63	0.05	4.75	4.80	(0.19)	—
Class Y
Eight Months Ended June 30, 2022 (h)	$37.31	0.09	(5.31)	(5.22)	—	(5.72)
Year Ended October 31:
2021	$26.44	0.02	11.92	11.94	(0.07)	(1.00)
2020	$25.98	0.09	1.32	1.41	(0.16)	(0.79)
2019	$26.25	0.15	2.28	2.43	(0.05)	(2.65)
2018	$26.47	0.12	(0.17)	(0.05)	(0.17)	—
2017	$21.62	0.18	4.98	5.16	(0.31)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  During the year, additional fees were voluntarily waived or reimbursed. Had these fees not been waived or reimbursed, the net expense ratio for each class would have been 0.10% higher.

(h)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

82

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)		Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Special Value Fund
Class R
Eight Months Ended June 30, 2022 (h)	(5.72)	$24.34	(17.24)%	1.60	%(g)	(0.19)%	1.70%	$12,401	53%
Year Ended October 31:
2021	(1.00)	$34.99	45.59%	1.54	%(g)	(0.47)%	1.64%	$16,605	70%
2020	(0.81)	$24.93	4.82%	1.54	%(g)	(0.16)%	1.64%	$13,875	102%
2019	(2.65)	$24.55	11.03%	1.50%		0.13%	1.60%	$21,084	126%
2018	(0.04)	$25.02	(0.71)%	1.46%		(0.10)%	1.56%	$26,532	113%
2017	(0.19)	$25.24	23.43%	1.47%		0.24%	1.57%	$36,688	135%
Class Y
Eight Months Ended June 30, 2022 (h)	(5.72)	$26.37	(16.90)%	1.00	%(g)	0.41%	1.61%	$668	53%
Year Ended October 31:
2021	(1.07)	$37.31	46.39%	1.00	%(g)	0.07%	1.77%	$816	70%
2020	(0.95)	$26.44	5.40%	1.00	%(g)	0.36%	3.68%	$584	102%
2019	(2.70)	$25.98	11.57%	1.00%		0.60%	4.50%	$520	126%
2018	(0.17)	$26.25	(0.21)%	0.97%		0.42%	2.82%	$436	113%
2017	(0.31)	$26.47	24.12%	0.93%		0.77%	2.07%	$1,219	135%

See notes to financial statements.

83

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Realized Gains from Investments	Return of Capital	Total Distributions
Victory THB US Small Opportunities Fund (f)
Class A
Eight Months Ended June 30, 2022 (i)	$24.30	(0.08)	(5.46)	(5.54)	(2.30)	(0.10)	(2.40)
Year Ended October 31:
2021	$15.55	(0.20)	8.95	8.75	—	—	—
2020	$15.00	(0.17)	0.81 (g)	0.64	(0.09)	—	(0.09)
2019	$16.08	(0.14)	(0.44)	(0.58)	(0.50)	—	(0.50)
2018	$18.14	(0.15)	0.24	0.09	(2.15)	—	(2.15)
2017	$13.49	(0.16)	4.81	4.65	—	—	—
Class I
Eight Months Ended June 30, 2022 (i)	$25.42	(0.02)	(5.74)	(5.76)	(2.30)	(0.10)	(2.40)
Year Ended October 31:
2021	$16.20	(0.18)	9.40	9.22	—	—	—
2020	$15.56	(0.10)	0.83 (g)	0.73	(0.09)	—	(0.09)
2019	$16.58	(0.08)	(0.44)	(0.52)	(0.50)	—	(0.50)
2018	$18.59	(0.10)	0.24	0.14	(2.15)	—	(2.15)
2017	$13.75	(0.08)	4.92	4.84	—	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  On May 3, 2021, the THB Asset Management Microcap Fund (the "Predecessor Fund") was reorganized into the Victory THB US Small Opportunities Fund (the "Victory THB Fund"). Investor Class and Institutional Class shares of the Predecessor Fund were exchanged on a tax-free basis for Class A and Class I shares, respectively, of the Victory THB Fund. Information presented prior to May 3, 2021, is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(g)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(h)  Amount is less than 0.005%.

(i)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

84

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Redemption Fees		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory THB US Small Opportunities Fund (f)
Class A
Eight Months Ended June 30, 2022 (i)	—		$16.36	(24.83)%	1.70%	(0.59)%	2.85%	$1,185	43%
Year Ended October 31:
2021	—		$24.30	56.27%	1.70%	(1.20)%	2.45%	$2,437	50%
2020	—		$15.55	4.25%	1.70%	(1.17)%	2.45%	$493	62%
2019	—		$15.00	(3.34)%	1.70%	(0.92)%	2.20%	$627	31%
2018	—		$16.08	0.45%	1.55%	(0.86)%	2.00%	$1,041	35%
2017	—		$18.14	34.47%	1.75%	(0.97)%	2.29%	$679	58%
Class I
Eight Months Ended June 30, 2022 (i)	—		$17.26	(24.61)%	1.25%	(0.13)%	1.44%	$70,091	43%
Year Ended October 31:
2021	—	(h)	$25.42	56.98%	1.25%	(0.73)%	1.67%	$86,947	50%
2020	—		$16.20	4.68%	1.25%	(0.70)%	1.98%	$50,206	62%
2019	—		$15.56	(2.86)%	1.25%	(0.48)%	1.75%	$73,403	31%
2018	—		$16.58	0.73%	1.25%	(0.55)%	1.70%	$89,159	35%
2017	—		$18.59	35.20%	1.25%	(0.48)%	1.78%	$81,076	58%

See notes to financial statements.

85

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Strategic Allocation Fund
Class A
Eight Months Ended June 30, 2022 (g)	$19.94	0.42	(2.88)	(2.46)	(0.43)	—
Year Ended October 31:
2021	$16.48	0.56	3.46	4.02	(0.56)	—
2020	$16.47	0.23	0.41	0.64	(0.23)	(0.40)
2019	$15.44	0.43	1.12	1.55	(0.39)	(0.13)
2018	$16.41	0.29	(0.68)	(0.39)	(0.39)	(0.19)
2017	$14.80	0.50	1.51	2.01	(0.40)	—
Class C
Eight Months Ended June 30, 2022 (g)	$19.56	0.32	(2.82)	(2.50)	(0.33)	—
Year Ended October 31:
2021	$16.19	0.40	3.40	3.80	(0.43)	—
2020	$16.18	0.13	0.39	0.52	(0.11)	(0.40)
2019	$15.19	0.30	1.10	1.40	(0.28)	(0.13)
2018	$16.19	0.21	(0.71)	(0.50)	(0.31)	(0.19)
2017	$14.65	0.43	1.44	1.87	(0.33)	—
Class I
Eight Months Ended June 30, 2022 (g)	$20.06	0.45	(2.89)	(2.44)	(0.47)	—
Year Ended October 31:
2021	$16.57	0.61	3.48	4.09	(0.60)	—
2020	$16.56	0.27	0.41	0.68	(0.27)	(0.40)
2019	$15.52	0.46	1.13	1.59	(0.42)	(0.13)
2018	$16.48	0.35	(0.70)	(0.35)	(0.42)	(0.19)
2017	$14.86	0.55	1.50	2.05	(0.43)	—
Class R
Eight Months Ended June 30, 2022 (g)	$19.89	0.39	(2.87)	(2.48)	(0.40)	—
Year Ended October 31:
2021	$16.44	0.51	3.45	3.96	(0.51)	—
2020	$16.43	0.19	0.42	0.61	(0.20)	(0.40)
2019	$15.41	0.36	1.14	1.50	(0.35)	(0.13)
2018	$16.38	0.27	(0.70)	(0.43)	(0.35)	(0.19)
2017	$14.79	0.46	1.49	1.95	(0.36)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  The amount includes a change in accounting estimate. Without this change in accounting estimate, the gross expense ratio would have been 0.67%, 1.54%, 0.42% and 1.43% for Class A, C, I and R, respectively.

See notes to financial statements.

86

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)		Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Strategic Allocation Fund
Class A
Eight Months Ended June 30, 2022 (g)	(0.43)	$17.05	(12.57)%	0.40%	3.34%	0.82%		$13,575	9%
Year Ended October 31:
2021	(0.56)	$19.94	24.51%	0.40%	2.92%	0.80%		$16,378	22%
2020	(0.63)	$16.48	3.99%	0.40%	1.45%	0.81%		$14,364	13%
2019	(0.52)	$16.47	10.37%	0.40%	2.69%	0.77%		$15,365	5%
2018	(0.58)	$15.44	(2.56)%	0.40%	1.77%	0.28	%(f)	$18,747	40%
2017	(0.40)	$16.41	13.72%	0.30%	3.19%	0.79%		$14,820	51%
Class C
Eight Months Ended June 30, 2022 (g)	(0.33)	$16.73	(13.01)%	1.15%	2.59%	2.02%		$1,978	9%
Year Ended October 31:
2021	(0.43)	$19.56	23.57%	1.15%	2.10%	2.02%		$2,507	22%
2020	(0.51)	$16.19	3.23%	1.15%	0.82%	1.90%		$2,009	13%
2019	(0.41)	$16.18	9.53%	1.15%	1.94%	1.72%		$3,193	5%
2018	(0.50)	$15.19	(3.26)%	1.15%	1.30%	1.08	%(f)	$4,445	40%
2017	(0.33)	$16.19	12.88%	1.03%	2.78%	1.58%		$8,814	51%
Class I
Eight Months Ended June 30, 2022 (g)	(0.47)	$17.15	(12.43)%	0.15%	3.59%	0.63%		$8,020	9%
Year Ended October 31:
2021	(0.60)	$20.06	24.86%	0.15%	3.13%	0.56%		$9,283	22%
2020	(0.67)	$16.57	4.22%	0.15%	1.66%	0.59%		$7,006	13%
2019	(0.55)	$16.56	10.63%	0.15%	2.90%	0.59%		$5,743	5%
2018	(0.61)	$15.52	(2.29)%	0.15%	2.11%	0.01	%(f)	$8,811	40%
2017	(0.43)	$16.48	13.95%	0.10%	3.48%	0.61%		$9,153	51%
Class R
Eight Months Ended June 30, 2022 (g)	(0.40)	$17.01	(12.72)%	0.65%	3.10%	1.95%		$1,061	9%
Year Ended October 31:
2021	(0.51)	$19.89	24.20%	0.65%	2.69%	1.82%		$1,264	22%
2020	(0.60)	$16.44	3.74%	0.65%	1.18%	1.76%		$1,259	13%
2019	(0.48)	$16.43	10.08%	0.65%	2.30%	1.87%		$1,308	5%
2018	(0.54)	$15.41	(2.77)%	0.65%	1.63%	1.01	%(f)	$1,529	40%
2017	(0.36)	$16.38	13.36%	0.56%	2.96%	1.80%		$1,892	51%
(g)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

87

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses)		Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Fund for Income
Class A
Eight Months Ended June 30, 2022 (h)	$7.92	0.03		(0.38)		(0.35)	(0.25)	(0.25)
Year Ended October 31:
2021	$8.40	0.02		(0.11)		(0.09)	(0.39)	(0.39)
2020	$8.56	0.06		0.17		0.23	(0.39)	(0.39)
2019	$8.56	0.18		0.28		0.46	(0.46)	(0.46)
2018	$9.09	0.15	(f)	(0.23	)(f)	(0.08)	(0.45)	(0.45)
2017	$9.63	0.10		(0.15)		(0.05)	(0.49)	(0.49)
Class C
Eight Months Ended June 30, 2022 (h)	$7.84	(0.01)		(0.39)		(0.40)	(0.21)	(0.21)
Year Ended October 31:
2021	$8.31	(0.05)		(0.10)		(0.15)	(0.32)	(0.32)
2020	$8.48	—	(g)	0.16		0.16	(0.33)	(0.33)
2019	$8.48	0.13		0.26		0.39	(0.39)	(0.39)
2018	$9.01	0.08	(f)	(0.23	)(f)	(0.15)	(0.38)	(0.38)
2017	$9.56	0.03		(0.16)		(0.13)	(0.42)	(0.42)
Class I
Eight Months Ended June 30, 2022 (h)	$7.92	0.04		(0.39)		(0.35)	(0.26)	(0.26)
Year Ended October 31:
2021	$8.39	0.04		(0.10)		(0.06)	(0.41)	(0.41)
2020	$8.55	0.08		0.17		0.25	(0.41)	(0.41)
2019	$8.55	0.16		0.32		0.48	(0.48)	(0.48)
2018	$9.08	0.15	(f)	(0.21	)(f)	(0.06)	(0.47)	(0.47)
2017	$9.63	0.13		(0.16)		(0.03)	(0.52)	(0.52)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  The Fund restated certain elements of its 2018 financial statements resulting from the identification of a GAAP reclassification error for the Fund's paydown gain (loss) transactions. However, this reclassification had no impact on the Fund's net assets, NAV, performance, or taxable distributions paid and reported to shareholders for the fiscal and tax years ended 2018.

(g)  Amount is less than $0.005 per share.

(h)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

88

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)		Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory INCORE Fund for Income
Class A
Eight Months Ended June 30, 2022 (h)	$7.32	(4.48)%	0.91%	0.53%		0.95%	$99,353	20%
Year Ended October 31:
2021	$7.92	(1.14)%	0.91%	0.25%		0.92%	$128,802	27%
2020	$8.40	2.75%	0.91%	0.75%		0.92%	$151,236	55%
2019	$8.56	5.50%	0.92%	2.12%		0.94%	$136,570	29%
2018	$8.56	(0.91)%	0.92%	1.64	%(f)	0.93%	$153,574	27%
2017	$9.09	(0.51)%	0.88%	1.08%		0.88%	$224,822	30%
Class C
Eight Months Ended June 30, 2022 (h)	$7.23	(5.15)%	1.71%	(0.27)%		1.84%	$6,978	20%
Year Ended October 31:
2021	$7.84	(1.81)%	1.71%	(0.62)%		1.79%	$10,066	27%
2020	$8.31	1.85%	1.71%	(0.01)%		1.74%	$20,801	55%
2019	$8.48	4.72%	1.72%	1.53%		1.73%	$22,541	29%
2018	$8.48	(1.69)%	1.70%	0.94	%(f)	1.71%	$31,976	27%
2017	$9.01	(1.41)%	1.67%	0.29%		1.67%	$50,316	30%
Class I
Eight Months Ended June 30, 2022 (h)	$7.31	(4.45)%	0.64%	0.80%		0.68%	$284,230	20%
Year Ended October 31:
2021	$7.92	(0.77)%	0.64%	0.48%		0.67%	$385,332	27%
2020	$8.39	3.01%	0.64%	0.95%		0.66%	$590,749	55%
2019	$8.55	5.79%	0.64%	1.84%		0.65%	$447,735	29%
2018	$8.55	(0.64)%	0.63%	1.69	%(f)	0.63%	$331,338	27%
2017	$9.08	(0.34)%	0.61%	1.34%		0.61%	$520,056	30%

(continues on next page)

See notes to financial statements.

89

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses)		Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Fund for Income
Class R
Eight Months Ended June 30, 2022 (i)	$7.93	0.03		(0.38)		(0.35)	(0.25)	(0.25)
Year Ended October 31:
2021	$8.40	0.02		(0.10)		(0.08)	(0.39)	(0.39)
2020	$8.56	0.06		0.17		0.23	(0.39)	(0.39)
2019	$8.57	0.18		0.27		0.45	(0.46)	(0.46)
2018	$9.09	0.15	(f)	(0.22	)(f)	(0.07)	(0.45)	(0.45)
2017	$9.64	0.10		(0.16)		(0.06)	(0.49)	(0.49)
Class R6
Eight Months Ended June 30, 2022 (i)	$7.91	0.04		(0.39)		(0.35)	(0.26)	(0.26)
Year Ended October 31:
2021	$8.38	0.04		(0.10)		(0.06)	(0.41)	(0.41)
2020	$8.54	0.08		0.18		0.26	(0.42)	(0.42)
2019	$8.55	0.17		0.30		0.47	(0.48)	(0.48)
2018	$9.07	0.13	(f)	(0.18	)(f)	(0.05)	(0.47)	(0.47)
2017	$9.62	0.12		(0.16)		(0.04)	(0.51)	(0.51)
Class Y
Eight Months Ended June 30, 2022 (i)	$7.92	0.04		(0.39)		(0.35)	(0.26)	(0.26)
Year Ended October 31:
2021	$8.40	0.03		(0.11)		(0.08)	(0.40)	(0.40)
2020	$8.56	0.06		0.19		0.25	(0.41)	(0.41)
2019	$8.56	0.13		0.35		0.48	(0.48)	(0.48)
2018	$9.08	0.19	(f)	(0.25	)(f)	(0.06)	(0.46)	(0.46)
2017	$9.64	0.10		(0.15)		(0.05)	(0.51)	(0.51)
Member Class
Eight Months Ended June 30, 2022 (i)	$7.95	0.04		(0.39)		(0.35)	(0.26)	(0.26)
November 3, 2020 (h) through October 31, 2021	$8.41	0.04		(0.13)		(0.09)	(0.37)	(0.37)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  The Fund restated certain elements of its 2018 financial statements resulting from the identification of a GAAP reclassification error for the Fund's paydown gain (loss) transactions. However, this reclassification had no impact on the Fund's net assets, NAV, performance, or taxable distributions paid and reported to shareholders for the fiscal and tax years ended 2018.

(h)  Commencement of operations.

See notes to financial statements.

90

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)		Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory INCORE Fund for Income
Class R
Eight Months Ended June 30, 2022 (i)	$7.33	(4.48)%	0.91%	0.54%		0.98%	$17,973	20%
Year Ended October 31:
2021	$7.93	(1.03)%	0.91%	0.23%		0.93%	$23,613	27%
2020	$8.40	2.74%	0.91%	0.76%		0.92%	$43,684	55%
2019	$8.56	5.37%	0.92%	2.04%		0.94%	$38,596	29%
2018	$8.57	(0.79)%	0.91%	1.67	%(f)	0.91%	$43,405	27%
2017	$9.09	(0.62)%	0.88%	1.08%		0.88%	$58,783	30%
Class R6
Eight Months Ended June 30, 2022 (i)	$7.30	(4.44)%	0.63%	0.83%		0.63%	$27,174	20%
Year Ended October 31:
2021	$7.91	(0.77)%	0.63%	0.46%		0.64%	$29,691	27%
2020	$8.38	3.06%	0.63%	0.88%		0.64%	$49,009	55%
2019	$8.54	5.68%	0.63%	2.00%		0.66%	$15,864	29%
2018	$8.55	(0.52)%	0.63%	1.43	%(f)	0.69%	$13,741	27%
2017	$9.07	(0.36)%	0.63%	1.31%		0.73%	$9,407	30%
Class Y
Eight Months Ended June 30, 2022 (i)	$7.31	(4.46)%	0.71%	0.72%		0.72%	$82,168	20%
Year Ended October 31:
2021	$7.92	(0.94)%	0.71%	0.40%		0.71%	$120,588	27%
2020	$8.40	2.95%	0.71%	0.67%		0.74%	$186,421	55%
2019	$8.56	5.72%	0.71%	1.48%		0.79%	$54,950	29%
2018	$8.56	(0.61)%	0.71%	2.14	%(f)	0.79%	$31,975	27%
2017	$9.08	(0.53)%	0.68%	1.09%		0.68%	$62,408	30%
Member Class
Eight Months Ended June 30, 2022 (i)	$7.34	(4.49)%	0.75%	0.73%		2.85%	$1,238	20%
November 3, 2020 (h) through October 31, 2021	$7.95	(1.08)%	0.75%	0.52%		4.45%	$877	27%

(i)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

91

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory INCORE Investment Grade Convertible Fund
Class A
Eight Months Ended June 30, 2022 (g)	$19.97	0.18	(2.07)	(1.89)	(1.45)	(0.33)
Year Ended October 31:
2021	$17.31	0.22	3.27	3.49	(0.83)	—
2020	$17.51	0.27	0.47	0.74	(0.35)	(0.59)
2019	$16.22	0.21	1.84	2.05	(0.28)	(0.48)
2018	$16.53	0.30	0.01	0.31	(0.53)	(0.09)
2017	$13.72	0.17	2.89	3.06	(0.25)	—
Class I
Eight Months Ended June 30, 2022 (g)	$19.98	0.22	(2.08)	(1.86)	(1.50)	(0.33)
Year Ended October 31:
2021	$17.32	0.31	3.27	3.58	(0.92)	—
2020	$17.50	0.33	0.49	0.82	(0.41)	(0.59)
2019	$16.21	0.31	1.83	2.14	(0.37)	(0.48)
2018	$16.53	0.36	(0.01)	0.35	(0.58)	(0.09)
2017	$13.71	0.22	2.90	3.12	(0.30)	—
Member Class
Eight Months Ended June 30, 2022 (g)	$20.71	0.21	(2.16)	(1.95)	(1.48)	(0.33)
November 3, 2020 (f) through October 31, 2021	$17.36	0.26	3.31	3.57	(0.22)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Commencement of operations.

(g)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

92

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory INCORE Investment Grade Convertible Fund
Class A
Eight Months Ended June 30, 2022 (g)	(1.78)	$16.30	(10.32)%	1.22%	1.48%	1.22%	$18,981	17%
Year Ended October 31:
2021	(0.83)	$19.97	20.62%	1.39%	1.12%	1.41%	$21,644	28%
2020	(0.94)	$17.31	4.43%	1.38%	1.63%	1.38%	$16,571	34%
2019	(0.76)	$17.51	13.35%	1.49%	1.31%	1.49%	$16,349	35%
2018	(0.62)	$16.22	1.87%	1.27%	1.79%	1.27%	$14,268	41%
2017	(0.25)	$16.53	22.57%	1.30%	1.12%	1.30%	$33,040	39%
Class I
Eight Months Ended June 30, 2022 (g)	(1.83)	$16.29	(10.20)%	0.91%	1.82%	0.91%	$425,954	17%
Year Ended October 31:
2021	(0.92)	$19.98	21.19%	0.93%	1.59%	0.93%	$403,122	28%
2020	(1.00)	$17.32	4.91%	0.96%	1.98%	0.96%	$276,923	34%
2019	(0.85)	$17.50	13.99%	0.96%	1.87%	0.96%	$263,981	35%
2018	(0.67)	$16.21	2.16%	0.94%	2.17%	0.94%	$126,871	41%
2017	(0.30)	$16.53	23.07%	0.94%	1.47%	0.94%	$78,879	39%
Member Class
Eight Months Ended June 30, 2022 (g)	(1.81)	$16.95	(10.28)%	1.10%	1.67%	3.79%	$1,058	17%
November 3, 2020 (f) through October 31, 2021	(0.22)	$20.71	20.63%	1.10%	1.30%	9.99%	$512	28%

See notes to financial statements.

93

Victory Portfolios	Notes to Financial Statements June 30, 2022

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 40 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following seven Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory Diversified Stock Fund	Diversified Stock Fund	A, C, I, R, R6, and Y
Victory NewBridge Large Cap Growth Fund	NewBridge Large Cap Growth Fund	A, C, I, and Y
Victory Special Value Fund	Special Value Fund	A, C, I, R, and Y
Victory THB US Small Opportunities Fund	THB US Small Opportunities Fund	A and I
Victory Strategic Allocation Fund	Strategic Allocation Fund	A, C, I, and R
Victory INCORE Fund for Income	INCORE Fund for Income	A, C, I, R, R6, Y, and Member Class
Victory INCORE Investment Grade Convertible Fund	INCORE Investment Grade Convertible Fund	A, I, and Member Class

On February 2, 2021, the Board of Trustees (the "Board") of the Trust approved an Agreement and Plan of Reorganization ("Reorganization"), dated February 26, 2021, which provided for the newly formed Victory THB US Small Opportunities Fund ("Acquiring Fund") and its tax-free exchange of shares of the THB Asset Management Microcap Fund's ("Predecessor Fund") shares, valued at the Predecessor Fund's net assets for the exact same shares and value of the Acquiring Fund's shares. Investor Class and Institutional Class shares of the Predecessor Fund were exchanged for Class A and Class I shares, respectively, of the Acquiring Fund. The Acquiring Fund commenced operations on May 3, 2021, upon the completion of the Reorganization as of the close of business on April 30, 2021.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Strategic Allocation Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds ("ETFs") managed by Victory Capital Management Inc. ("VCM" or the Adviser), an affiliate of the Fund.

Strategic Allocation Fund may rely on various exemptions contained in the 1940 Act and in exemptive rules or orders thereunder issued by the Securities and Exchange Commission ("SEC") that permit funds, subject to certain conditions, to invest in one or more ETFs and certain other types of investment companies in amounts that exceed limits set forth in the 1940 Act that would otherwise be applicable.

On May 19, 2022, the Board approved the fiscal year-end change for the Funds from October 31 to June 30. The accompanying financial statements reflect this change in fiscal year-end.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

94

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Board's oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including ETFs, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in the underlying affiliated Funds of the Strategic Allocation Fund and other open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day and are typically categorized in Level 1 of the fair value hierarchy.

The underlying affiliated Funds of the Strategic Allocation Fund have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

95

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of June 30, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Diversified Stock Fund
Common Stocks	$246,508	$—	$—	$246,508
Exchange-Traded Funds	9,587	—	—	9,587
Collateral for Securities Loaned	2,781	—	—	2,781
Total	$258,876	$—	$—	$258,876
NewBridge Large Cap Growth Fund
Common Stocks	$8,248	$—	$—	$8,248
Total	$8,248	$—	$—	$8,248
Special Value Fund
Common Stocks	$37,056	$—	$—	$37,056
Exchange-Traded Funds	1,443	—	—	1,443
Total	$38,499	$—	$—	$38,499
THB US Small Opportunities Fund
Common Stocks	$69,795	$—	$—	$69,795
Collateral for Securities Loaned	1,106	—	—	1,106
Total	$70,901	$—	$—	$70,901
Strategic Allocation Fund
Affiliated Exchange-Traded Funds	$1,779	$—	$—	$1,779
Affiliated Mutual Funds	22,730	—	—	22,730
Total	$24,509	$—	$—	$24,509
INCORE Fund for Income
Government National Mortgage Association	$—	$422,855	$—	$422,855
U.S. Treasury Obligations	—	95,904	—	95,904
Investment Companies	100	—	—	100
Total	$100	$518,759	$—	$518,859
INCORE Investment Grade Convertible Fund
Convertible Corporate Bonds	$—	$293,020	$—	$293,020
Convertible Preferred Stocks	60,944	86,225	—	147,169
Collateral for Securities Loaned	60,388	—	—	60,388
Total	$121,332	$379,245	$—	$500,577

For the eight months ended June 30, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

96

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral

97

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions as of June 30, 2022.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
Diversified Stock Fund	$2,737	$—	$2,781
THB US Small Opportunities Fund	1,082	—	1,106
INCORE Investment Grade Convertible Fund	58,950	—	60,388

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

For the eight months ended June 30, 2022, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Redemption Fees:

The Funds do not receive a redemption fee. Prior to the Reorganization, the Predecessor Fund retained redemption fees of 2.00% on redemptions of fund shares held for less than 30 days. For the year ended October 31, 2021, Class I (formerly Institutional Class shares) and Class A (formerly Investor Class shares) had approximately $2 thousand and $1 thousand in redemptions fees, respectively, as presented on the Statements of Changes in Net Assets.

98

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the eight months ended June 30, 2022, were as follows (amounts in thousands):

	Excluding U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Diversified Stock Fund	$150,493	$168,419	$—	$—
NewBridge Large Cap Growth Fund	3,514	6,965	—	—
Special Value Fund	24,502	28,369	—	—
THB US Small Opportunities Fund	36,605	33,553	—	—
Strategic Allocation Fund	2,454	2,622	—	—
INCORE Fund for Income	—	—	117,011	247,985
INCORE Investment Grade Convertible Fund	162,839	75,932	—	—

4. Affiliated Fund Ownership:

The Funds offer shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds annual and semi-annual reports may be viewed at www.vcm.com. As of June 30, 2022, certain fund-of-funds owned total outstanding shares of the Funds as follows:

INCORE Investment Grade Convertible Fund	Ownership %
Victory Strategic Allocation Fund	0.3

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

	Adviser Fee Tier Rates
	Up to $800 million	$800 million – $2.4 billion	Over $2.4 billion
Diversified Stock Fund	0.65%	0.60%	0.55%
	Up to $400 million	$400 million – $800 million	Over $800 million
NewBridge Large Cap Growth Fund	0.75%	0.65%	0.60%
Special Value Fund	0.75%	0.65%	0.60%
	Flat Rate
THB US Small Opportunities Fund	1.15%
Strategic Allocation Fund	0.10%
	Up to $400 million	$400 million – $800 million	Over $800 million
INCORE Fund for Income	0.50%	0.45%	0.40%
INCORE Investment Grade Convertible Fund	0.75%	0.65%	0.60%

Amounts incurred and paid to VCM for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Investment advisory fees.

99

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class. Victory Capital Transfer Agency, Inc. receives no fee or other compensation for these services. Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
Diversified Stock Fund	0.25%	1.00%	0.50%
NewBridge Large Cap Growth Fund	0.25%	1.00%	N/A
Special Value Fund	0.25%	1.00%	0.50%
THB US Small Opportunities Fund	0.25%	N/A	N/A
Strategic Allocation Fund	0.25%	1.00%	0.50%
INCORE Fund for Income	0.25%	1.00%	0.25%
INCORE Investment Grade Convertible Fund	0.25%	N/A	N/A

100

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the eight months ended June 30, 2022, the Distributor received approximately $11 thousand from commissions earned in connection with sales of Class A. For the year ended October 31, 2021, the Distributor received approximately $22 thousand from commissions earned in connection with sales of Class A.

Prior to the Reorganization, the Predecessor Fund had entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provided certain shareholder services to Predecessor Fund shareholders (the "Service Plan"). Under the Service Plan, the Fund may have paid service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to the former Investor Class (currently Class A), subject to the arrangement for provision of shareholder and administrative services. The Predecessor Fund's former Investor Class (currently Class A) incurred approximately $2 thousand of shareholder servicing fees, an effective rate of 0.20%. These fees are disclosed as Shareholder servicing fees on the Statements of Operations.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of June 30, 2022, the expense limits (excluding voluntary waivers) are as follows:

	In effect until February 28, 2023
	Class A		Class C	Class I		Class R	Class R6	Class Y	Member Class
Diversified Stock Fund	N/A		2.02%	0.83%		N/A	0.78%	0.86%	N/A
NewBridge Large Cap Growth Fund	1.36%		2.10%	0.95%		N/A	N/A	1.02%	N/A
Special Value Fund	N/A		2.20%	1.15%		N/A	N/A	1.10%	N/A
THB US Small Opportunities Fund	1.70	%(a)	N/A	1.25	%(a)	N/A	N/A	N/A	N/A
Strategic Allocation Fund	0.40%		1.15%	0.15%		0.65%	N/A	N/A	N/A
INCORE Fund for Income	0.91%		1.71%	0.64%		0.91%	0.63%	0.71%	0.75%
INCORE Investment Grade Convertible Fund	1.39%		N/A	N/A		N/A	N/A	N/A	1.10%

(a) In effect until May 3, 2023.

Under the terms of the expense limitation agreements, as amended May 1, 2022, the Funds (except Strategic Allocation Fund)have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

101

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

For the eight months ended June 30, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at June 30, 2022.

	Expires 10/31/2022	Expires 10/31/2023	Expires 10/31/2024	Expires 6/30/2025	Total
Diversified Stock Fund	$10	$36	$28	$21	$95
NewBridge Large Cap Growth Fund	28	58	63	56	205
Special Value Fund	11	28	23	14	76
THB US Small Opportunities Fund	—	—	13	109	122
INCORE Fund for Income	25	105	197	160	487
INCORE Investment Grade Convertible Fund	—	—	23	15	38

As of October 31, 2021, the following amounts were available to be repaid to the Adviser (amounts in thousands). The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at June 30, 2022.

	Expires 2022	Expires 2023	Expires 2024	Total
Diversified Stock Fund	$30	$36	$28	$94
NewBridge Large Cap Growth Fund	72	58	63	193
Special Value Fund	33	28	23	84
THB US Small Opportunities Fund	—	—	13	13
INCORE Fund for Income	78	105	197	380
INCORE Investment Grade Convertible Fund	—	—	28	28

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. For the eight months ended June 30, 2022, the Adviser voluntarily waived the following amounts (amounts in thousands):

Special Value Fund	$31

For the year ended October 31, 2021, the Adviser voluntarily waived the following amounts (amounts in thousands):

Special Value Fund	$49

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

6. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Convertible Securities Risk — Convertible securities rank senior to the issuer's common stock, but may be subordinate to senior debt obligations. In part, the total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Synthetic convertibles may respond differently to market fluctuations than traditional convertible securities. They are also subject to counterparty risk.

Equity Risk — The value of the equity securities in which a Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

102

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Market Risk — Overall market risks may affect the value of the Funds. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Micro-Capitalization Stock Risk — Micro-capitalization companies tend to be less seasoned and may lose market share or profits to a greater extent than larger, more established companies. Since micro-capitalization company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell. Micro-capitalization companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Debt Securities and Interest Rate Risk — The INCORE Fund for Income and the INCORE Investment Grade Convertible Bond Fund are subject to debt securities and interest rate risk. The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuer's credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

High-Yield/Junk Bond Risk — Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Funds' operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

103

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the eight months ended June 30, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from November 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through June 30, 2022, interest was based on the one-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for each Fund that utilized the Line of Credit during the eight months ended June 30, 2022, were as follows (amounts in thousands):

	Amount Outstanding at June 30, 2022	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate	Maximum Borrowing During the Period
THB US Small Opportunities Fund	$—	$4,486	7	1.21%	$5,600

*  Based on the number of days borrowings were outstanding for the eight months ended June 30, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

104

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the eight months ended June 30, 2022, were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at June 30, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
INCORE Fund for Income	Borrower	$—	$4,065	4	0.83%	$10,000
INCORE Investment Grade Convertible Fund	Borrower	—	1,670	4	0.58%	1,670

*  Based on the number of days borrowings were outstanding for the eight months ended June 30, 2022.

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended October 31, 2021, were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at October 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
INCORE Fund for Income	Borrower	$—	$825	3	0.57%	$825
INCORE Investment Grade Convertible Fund	Borrower	—	946	1	0.61%	946

*  Based on the number of days borrowings were outstanding for the year ended October 31, 2021.

8. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
Diversified Stock Fund	Quarterly	Quarterly
Newbridge Large Cap Growth Fund	Annually	Annually
Special Value Fund	Annually	Annually
THB US Small Opportunities Fund	Quarterly	Quarterly
Strategic Allocation Fund	Quarterly	Quarterly
INCORE Fund for Income	Monthly	Monthly
INCORE Investment Grade Convertible Fund	Quarterly	Quarterly

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

105

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

As of June 30, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

	Total Accumulated Earnings/(Loss)	Capital
Diversified Stock Fund	$(1,445)	$1,445
NewBridge Large Cap Growth Fund	(171)	171
Special Value Fund	(421)	421
THB US Small Opportunities Fund	37	(37)
Strategic Allocation Fund	2	(2)
INCORE Investment Grade Convertible Fund	(482)	482

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Eight Months Ended June 30, 2022
	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Return of Capital		Total Distributions Paid
Diversified Stock Fund	$13,127	$32,508	$		$45,635
NewBridge Large Cap Growth Fund	—	3,855		—	3,855
Special Value Fund	2,140	5,829		—	7,969
THB US Small Opportunities Fund	3,014	5,062		369	8,445
Strategic Allocation Fund	627	6		—	633
INCORE Fund for Income	20,419	—		—	20,419
INCORE Investment Grade Convertible Fund	33,136	6,009		—	39,145

	Year Ended October 31, 2021
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$121	$6,599	$6,720
Newbridge Large Cap Growth Fund	—	2,142	2,142
Special Value Fund	8	1,628	1,636
THB US Small Opportunities Fund	—	—	—
Strategic Allocation Fund	816	—	816
INCORE Fund for Income	41,213	—	41,213
INCORE Investment Grade Convertible Fund	15,644	—	15,644
	Year Ended October 31, 2020
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$665	$18,725	$19,390
Newbridge Large Cap Growth Fund	—	3,123	3,123
Special Value Fund	134	1,611	1,745
THB US Small Opportunities Fund	—	421	421
Strategic Allocation Fund	462	503	965
INCORE Fund for Income	41,156	—	41,156
INCORE Investment Grade Convertible Fund	9,063	7,674	16,737

106

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

As of June 30, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)		Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
Diversified Stock Fund	$29	$23,373	$(8)		$23,394	$—	$—	$43,120	$66,514
NewBridge Large Cap Growth Fund	—	1,836	—	***	1,836	—	(210)	1,679	3,305
Special Value Fund	30	3,925	(2)		3,953	—	—	5,825	9,778
THB US Small Opportunities Fund	—	—	—		—	(610)	(26)	5,139	4,503
Strategic Allocation Fund	—	651	—	***	651	—	—	1,110	1,761
INCORE Fund for Income	1,473	—	(2)		1,471	(379,003)	—	(42,655)	(420,187)
INCORE Investment Grade Convertible Fund	1,613	3,401	—	***	5,014	—	—	(18,763)	(13,749)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, hybrid accruals interest purchased, and deemed dividends on Convertible Debt under Sec. 305(c).

***  Rounds to less than $1 thousand.

At June 30, 2022, the Funds had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

	Short-Term Amount	Long-Term Amount	Total
THB US Small Opportunities Fund	$(610)	$—	$(610)
INCORE Fund for Income	(130,175)	(248,828)	(379,003)

During the eight months ended June 30, 2022, the following Fund utilized capital loss carryforwards (amounts in thousands):

Amount
Strategic Allocation Fund	$113

As of June 30, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Stock Fund	$215,756	$62,765	$(19,645)	$43,120
NewBridge Large Cap Growth Fund	6,569	2,939	(1,260)	1,679

107

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022
	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Special Value Fund	$32,674	$8,956	$(3,131)	$5,825
THB US Small Opportunities Fund	65,762	11,180	(6,041)	5,139
Strategic Allocation Fund	23,399	2,847	(1,737)	1,110
INCORE Fund for Income	561,514	293	(42,948)	(42,655)
INCORE Investment Grade Convertible Fund	519,340	25,891	(44,654)	(18,763)

9. Affiliated Securities:

An affiliated security is a security in which a Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM or an issuer under common control with a Fund or VCM. The Funds do not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the eight months ended June 30, 2022, were as follows (amounts in thousands):

	Fair Value 10/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 6/30/2022	Dividend Income
Strategic Allocation Fund
Victory INCORE Total Return Bond Fund Class R6	$3,201	$49	$(277)	$(16)	$—	$(357)	$2,600	$49
Victory Integrity Discovery Fund Class Y	1,178	48	(77)	2	48	(232)	919	—
Victory Market Neutral Income Fund Class I	5,661	114	(435)	(5)	—	(47)	5,288	114
Victory RS Global Fund Class Y	9,197	302	(1,076)	274	88	(2,213)	6,484	204
Victory RS Partners Fund Class Y	1,130	151	(107)	(1)	89	(247)	926	62
Victory INCORE Investment Grade Convertible Fund Class I	1,849	172	(145)	(22)	26	(330)	1,524	146
Victory Sophus Emerging Markets Fund Class R6	2,770	114	—	—	59	(718)	2,166	55
Victory Global Energy Transition Fund Class Y	—	1,330	—	—	—	110	1,440	—
Victory Trivalent International Small-Cap Fund Class I	2,200	174	(275)	19	137	(735)	1,383	37
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	2,171	—	(231)	62	—	(223)	1,779	24
	$29,357	$2,454	$(2,623)	$313	$447	$(4,992)	$24,509	$691

108

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Transactions in affiliated securities during the year ended October 31, 2021, were as follows (amounts in thousands):

	Fair Value 10/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2021	Dividend Income
Strategic Allocation Fund
Victory INCORE Total Return Bond Fund Class R6	$3,081	$147	$—	$—	$—	$(27)	$3,201	$77
Victory Integrity Discovery Fund Class Y	820	—	(248)	10	—	596	1,178	—
Victory Market Neutral Income Fund Class I	5,412	384	—	—	101	(135)	5,661	212
Victory RS Global Fund Class Y	7,049	64	(526)	136	3	2,474	9,197	61
Victory RS Partners Fund Class Y	830	14	(219)	68	14	437	1,130	—	*
Victory INCORE Investment Grade Convertible Fund Class I	—	1,838	—	—	—	11	1,849	13
Victory Sophus Emerging Markets Fund Class R6	—	2,990	—	—	—	(220)	2,770	—	*
Victory Sophus Emerging Markets Small Cap Fund Class Y	1,916	682	(2,579)	(682)	170	663	—	513
Victory Trivalent Emerging Markets Small-Cap Fund Class Y	1,987	19	(2,454)	281	—	167	—	19
Victory Trivalent International Small-Cap Fund Class I	1,710	8	(78)	25	—	535	2,200	8
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	1,629	43	—	—	—	499	2,171	33
	$24,434	$6,189	$(6,104)	$(162)	$288	$5,000	$29,357	$936

*  Rounds to less than $1 thousand.

10. Stock Split:

Effective December 3, 2021, the NewBridge Large Cap Growth Fund underwent a 1-for-5 reverse stock split of the issued and outstanding Class C shares of the Fund. The reverse stock split was not a taxable event, nor did it have an impact on the Fund's holdings or performance. No changes are contemplated at this time for the other share classes offered by the Fund.

109

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Portfolios comprising the funds listed below (the "Funds"), as of June 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Victory Diversified Stock Fund, Victory NewBridge Large Cap Growth Fund, Victory Special Value Fund, Victory Strategic Allocation Fund, Victory INCORE Fund for Income, and Victory INCORE Investment Grade Convertible Fund

	For the eight months ended June 30, 2022, and the year ended October 31, 2021	For the eight months ended June 30, 2022, and the two years ended October 31, 2021, and 2020	For the eight months ended June 30, 2022, and the three years ended October 31, 2021, 2020, and 2019
Victory THB US Small Opportunities Fund	For the eight months ended June 30, 2022, and the year ended October 31, 2021

The Funds' financial highlights for the year ended October 31, 2018 and prior, were audited by other auditors whose report dated December 21, 2018, expressed an unqualified opinion on those financial highlights for all Funds other than Victory THB US Small Opportunities Fund.

The Victory THB US Small Opportunities Fund's financial statements and financial highlights for the years ended October 31, 2020 and prior, were audited by other auditors whose report dated December 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

110

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 26, 2022

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Victory Portfolios	Supplemental Information June 30, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 40 portfolios in the Trust, six portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired.	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

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Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015).
Erin G. Wagner, Born February 1974	Secretary*	December 2014-April 2022	Associate General Counsel, the Adviser (2013-2022).
Thomas Dusenberry, Born July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer**	July 2017-June 2022	Chief Compliance Officer (2013-2022) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.

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Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020); Partner, Morrison & Foerster LLP (2011-2018).

*  On April 27, 2022, Ms. Wagner resigned her position with the Trust.

**  On June 10, 2022, Mr. Kinney resigned his position with the Trust.

115

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022, through June 30, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

116

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

	Beginning Account Value 1/1/22	Actual Ending Account Value 6/30/22	Hypothetical Ending Account Value 6/30/22	Actual Expenses Paid During Period 1/1/22- 6/30/22*	Hypothetical Expenses Paid During Period 1/1/22- 6/30/22*	Annualized Expense Ratio During Period 1/1/22- 6/30/22
Diversified Stock Fund
Class A	$1,000.00	$782.80	$1,019.44	$4.77	$5.41	1.08%
Class C	1,000.00	779.00	1,014.78	8.91	10.09	2.02%
Class I	1,000.00	783.70	1,020.68	3.67	4.16	0.83%
Class R	1,000.00	781.60	1,018.00	6.05	6.85	1.37%
Class R6	1,000.00	783.70	1,020.93	3.45	3.91	0.78%
Class Y	1,000.00	783.60	1,020.53	3.80	4.31	0.86%
NewBridge Large Cap Growth Fund
Class A	$1,000.00	$629.10	$1,018.05	$5.49	$6.80	1.36%
Class C	1,000.00	626.80	1,014.38	8.47	10.49	2.10%
Class I	1,000.00	630.10	1,020.08	3.84	4.76	0.95%
Class Y	1,000.00	630.30	1,019.74	4.12	5.11	1.02%
Special Value Fund
Class A	$1,000.00	$784.80	$1,018.35	$5.75	$6.51	1.30%
Class C	1,000.00	781.80	1,014.38	9.28	10.49	2.10%
Class I	1,000.00	785.50	1,019.59	4.65	5.26	1.05%
Class R	1,000.00	783.10	1,016.71	7.21	8.15	1.63%
Class Y	1,000.00	786.00	1,019.84	4.43	5.01	1.00%
THB US Small Opportunities Fund
Class A	$1,000.00	$762.70	$1,016.36	$7.43	$8.50	1.70%
Class I	1,000.00	764.40	1,018.60	5.47	6.26	1.25%
Strategic Allocation Fund
Class A	$1,000.00	$864.40	$1,022.81	$1.85	$2.01	0.40%
Class C	1,000.00	860.90	1,019.09	5.31	5.76	1.15%
Class I	1,000.00	865.20	1,024.05	0.69	0.75	0.15%
Class R	1,000.00	863.00	1,021.57	3.00	3.26	0.65%
INCORE Fund For Income
Class A	$1,000.00	$961.10	$1,020.28	$4.42	$4.56	0.91%
Class C	1,000.00	955.90	1,016.31	8.29	8.55	1.71%
Class I	1,000.00	961.00	1,021.62	3.11	3.21	0.64%
Class R	1,000.00	961.20	1,020.28	4.43	4.56	0.91%
Class R6	1,000.00	961.00	1,021.67	3.06	3.16	0.63%
Class Y	1,000.00	961.00	1,021.57	3.16	3.26	0.65%
Member Class	1,000.00	960.70	1,021.08	3.65	3.76	0.75%
INCORE Investment Grade Convertible Fund
Class A	$1,000.00	$886.80	$1,018.89	$5.57	$5.96	1.19%
Class I	1,000.00	887.90	1,020.23	4.31	4.61	0.92%
Member Class	1,000.00	887.00	1,019.34	5.15	5.51	1.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

117

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the eight months ended June 30, 2022, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
Diversified Stock Fund	26%
Special Value Fund	20%
THB US Small Opportunities Fund	12%
Strategic Allocation Fund	47%
INCORE Investment Grade Convertible Fund	15%

Dividends qualified for corporate dividends received deductions of:

Percent
Diversified Stock Fund	26%
Special Value Fund	20%
THB US Small Opportunities Fund	13%
Strategic Allocation Fund	18%
INCORE Investment Grade Convertible Fund	12%

For the eight months ended June 30, 2022, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Diversified Stock Fund	$12,564
Special Value Fund	2,143
THB US Small Opportunities Fund	3,014
INCORE Investment Grade Convertible Fund	1,133

For the eight months ended June 30, 2022, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Diversified Stock Fund	$33,954
NewBridge Large Cap Growth Fund	4,055
Special Value Fund	6,247
THB US Small Opportunities Fund	5,062
Strategic Allocation Fund	6
INCORE Investment Grade Convertible Fund	6,429

The following Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2022, were as follows:

	Foreign Source Income	Foreign Tax Expense
Strategic Allocation Fund	$0.02	$0.03

118

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VP-AR (6/22)

June 30, 2022

Annual Report

Victory Sycamore Established Value Fund

Victory Sycamore Small Company Opportunity Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Managers' Commentary / Investment Overview (Unaudited)	5
Investment Objective and Portfolio Holdings (Unaudited)	7
Schedules of Portfolio Investments
Victory Sycamore Established Value Fund	13
Victory Sycamore Small Company Opportunity Fund	16
Financial Statements
Statements of Assets and Liabilities	20
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	26
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	45
Supplemental Information (Unaudited)	47
Trustee and Officer Information	47
Proxy Voting and Portfolio Holdings Information	51
Expense Examples	51
Additional Federal Income Tax Information	53
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for the Victory Funds contained in this report has changed from a fiscal year ended October 31st to a fiscal year ended June 30th. This change has no material impact on any of your investments. This change aims to help us improve efficiencies and reduce auditing and other operational costs. Therefore, this letter covers an abbreviated eight-month "annual" period from November 1, 2021, through June 30, 2022. Future shareholder letters will now be on a June 30th fiscal year cycle going forward.

With that said, looking back on our most recent reporting period offers us a stark reminder that financial markets are dynamic, and that investor sentiment can shift quickly.

After a mostly constructive 2021, the script flipped as we entered the new calendar year, and investors were suddenly more focused on a host of challenges. Inflation data has been running hotter than expected. The U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle and a terrible war began in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad-market stock indices have pulled back substantially during the first half of 2022 and even entered "bear market" territory, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors are also dealing with elevated volatility, and wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller-capitalization companies, while value-oriented investments fared better than their growth counterparts (generally speaking, as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too. Crypto assets, which had captivated investors for a spell, reversed course as sentiment soured and investors became more risk averse. We've also seen oil prices surge, which in turn helped fuel gains across the energy landscape. In fact, the Energy and Utilities sectors (and yes, Cash) have been some of the lone bright spots for many investor portfolios in recent months.

Looking at the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, declined by 16.95% for the eight-month period ended June 30, 2022. Over this same time frame, the yield on the 10-Year U.S. Treasury jumped 1.43%, thanks largely to the Fed's shift toward a less accommodative monetary policy and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.98%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. Remember,

3

our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Although we cannot tell you with any certainty what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Sycamore Established Value Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The underlying concerns plaguing the economic backdrop became more prevalent in late 2021. Supply chain issues, which resulted in wide-spread shortages, exerted an upward pressure on the price of goods. The rapid spread of the COVID-19 Omicron variant exacerbated the supply chain challenges given China's zero-tolerance approach to the pandemic and more restrictions in the United States. In early 2022, the U.S. Federal Reserve's (the "Fed") messaging that inflation was transitory began to unravel as monthly inflation prints pointed to the highest figures in decades. Russia's invasion of Ukraine in late February, which resulted in a global oil shock, also fueled inflation higher. With inflation proving to be less fleeting than originally anticipated, the Fed moved to aggressively hike rates and tighten financial conditions. Consequently, recession fears have intensified given the Fed's path to a soft landing has narrowed.

The equity market selloff during the first half of 2022 and elevated recession fears are undoubtably unsettling for many market participants. However, it is worth reflecting over the past two years and acknowledging how the unprecedented level of liquidity injected into the economy impacted equity market returns. The market recovered much faster from the pandemic-induced market bottom relative to past drawdowns. While it was necessary for Fed officials to intervene at the onset of the pandemic to stabilize the economy, it is also important to recognize that there were unintended consequences as a result of the historic level of liquidity that was ultimately released into the system. Persistent inflation is a key consequence which the Fed admittedly underestimated, and it was further exacerbated by an accommodative fiscal policy response. Arguably, the "sticky" inflation has multiple root causes that cannot entirely be addressed with monetary policy (e.g., supply chain challenges and geopolitical risks). Nevertheless, the Fed is at a point where it has few avenues — even if it risks a recession — to tame decades-high inflation.

With recession fears elevated, the key question is whether the Fed will once again come to the rescue. After all, that has been the pattern since the global financial crisis of 2008. However, the recent selloff may suggest that the market is convinced that a Fed pivot is not in the playbook unless inflation moderates. Until there is further evidence that inflation is under control and recession fears are receding, equity market volatility is likely to remain elevated.

How did Victory Sycamore Established Value Fund (the "Fund") perform during the reporting period?

The Fund returned -7.99% (Class A at net asset value) for the eight-month period ended June 30, 2022, outperforming the Russell Midcap® Value Index (the "Index"), which returned -13.67% for the period.

What strategies did you employ during the reporting period?

The investment team employs a disciplined, bottom-up, fundamental process to invest in better businesses that trade at a discount to the team's estimate of intrinsic value and possess fundamental drivers that will narrow the valuation gap. By investing in businesses that exhibit these attributes, we seek to minimize downside risk without sacrificing the upside potential.

5

Victory Sycamore Established Value Fund

Managers' Commentary (continued)

During the eight-month period, both stock selection and sector allocation were favorable, with stock selection having a larger impact on relative outperformance. Sector weighting is a by-product of the bottom-up security selection process and not a result of top-down tactical decisions. Index returns were negative across eight of the 11 major economic sectors and varied widely, with five sectors outpacing the broader Russell 2000® Index. Energy was the top-performing sector, posting a return of 27.13%. By contrast, Communication Services was the worst-performing sector for the period, returning -29.40%.

Specifically, for the Fund, stock selection in the Financials sector was the largest contributor to relative outperformance. Stock selection in the Materials, Information Technology, Consumer Staples, and Energy sectors also contributed to relative return for the period. An underweight in the Communication Services sector — the worst-performing sector — as well as an overweight in the Consumer Staples and Materials sectors were also favorable. Additionally, the Fund's cash position during the period augmented performance. Conversely, an underweight in the Utilities sector, as well as an overweight in the Industrials sector, detracted from the Fund's relative performance for the period.

6

Victory Sycamore Established Value Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	5/5/20		3/1/16		3/1/10	8/16/83	3/4/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Value Index[1]
One Year	–4.51%	–10.00%	–5.22%	–6.10%	–4.21%	–4.71%	–4.16%	–4.24%	–10.00%
Five Year	9.82%	8.52%	8.98%	8.98%	10.16%	9.60%	10.21%	10.14%	6.27%
Ten Year	12.59%	11.93%	N/A	N/A	12.96%	12.37%	N/A	N/A	10.62%
Since Inception	N/A	N/A	11.55%	11.55%	N/A	N/A	10.73%	12.12%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Sycamore Established Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged Index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with relatively lower price-to-book ratios and lower forecasted growth values. This Index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

Victory Sycamore Small Company Opportunity Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The underlying concerns plaguing the economic backdrop became more prevalent in late 2021. Supply chain issues, which resulted in wide-spread shortages, exerted an upward pressure on the price of goods. The rapid spread of the COVID-19 Omicron variant exacerbated the supply chain challenges given China's zero-tolerance approach to the pandemic and more restrictions in the United States. In early 2022, the U.S. Federal Reserve's (the "Fed") messaging that inflation was transitory began to unravel as monthly inflation prints pointed to the highest figures in decades. Russia's invasion of Ukraine in late February, which resulted in a global oil shock, also fueled inflation higher. With inflation proving to be less fleeting than originally anticipated, the Fed moved to aggressively hike rates and tighten financial conditions. Consequently, recession fears have intensified given the Fed's path to a soft landing has narrowed.

The equity market selloff during the first half of 2022 and elevated recession fears are undoubtably unsettling for many market participants. However, it is worth reflecting over the past two years and acknowledging how the unprecedented level of liquidity injected into the economy impacted equity market returns. The market recovered much faster from the pandemic-induced market bottom relative to past drawdowns. While it was necessary for Fed officials to intervene at the onset of the pandemic to stabilize the economy, it is also important to recognize that there were unintended consequences as a result of the historic level of liquidity that was ultimately released into the system. Persistent inflation is a key consequence which the Fed admittedly underestimated, and it was further exacerbated by an accommodative fiscal policy response. Arguably, the "sticky" inflation has multiple root causes that cannot entirely be addressed with monetary policy (e.g., supply chain challenges and geopolitical risks). Nevertheless, the Fed is at a point where it has few avenues — even if it risks a recession — to tame decades-high inflation.

With recession fears elevated, the key question is whether the Fed will once again come to the rescue. After all, that has been the pattern since the global financial crisis of 2008. However, the recent selloff may suggest that the market is convinced that a Fed pivot is not in the playbook unless inflation moderates. Until there is further evidence that inflation is under control and recession fears are receding, equity market volatility is likely to remain elevated.

How did Victory Sycamore Small Company Opportunity Fund (the "Fund") perform during the reporting period?

The Fund returned -10.95% (Class A at net asset value) for the eight-month period ended June 30, 2022, outperforming the Russell 2000® Value Index (the "Index"), which returned -16.88% for the period.

What strategies did you employ during the reporting period?

The investment team employs a disciplined, bottom-up, fundamental process to invest in better businesses that trade at a discount to the team's estimate of intrinsic value and possess fundamental drivers that will narrow the valuation gap. By investing in businesses that exhibit these attributes, we seek to minimize downside risk without sacrificing the upside potential.

8

Victory Sycamore Small Company Opportunity Fund

Managers' Commentary (continued)

During the eight-month period, both stock selection and sector allocation were favorable, with stock selection having a larger impact on relative outperformance. Sector weighting is a by-product of the bottom-up security selection process and not a result of top-down tactical decisions. Index returns were negative across eight of the 11 major economic sectors and varied widely, with five sectors outpacing the broader Russell 2000® Value Index. Energy was the top-performing sector, posting a return of 11.11%. By contrast, Communication Services was the worst-performing sector and significantly lagged the Index, returning -38.20%.

Specifically, for the Fund, stock selection in the Consumer Discretionary, Materials, Financials, Information Technology, Real Estate, Health Care, and Industrials sectors contributed to relative outperformance. However, an overweight in the Information Technology sector partially offset the favorable impact of selection in the sector. An underweight in the two worst-performing sectors, Health Care and Communication Services, also contributed to relative return. Additionally, the Fund's cash position during the period was favorable. Conversely, an underweight in the two top-performing sectors, Energy and Utilities, detracted from relative return for the period. Stock selection in the Consumer Staples sector was also unfavorable; however, an overweight in the sector partially offset the impact from stock selection.

9

Victory Sycamore Small Company Opportunity Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended June 30, 2022

	Class A		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		8/31/07	8/16/83	12/14/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index[1]
One Year	–9.11%	–14.33%	–8.78%	–9.25%	–8.73%	–8.81%	–16.28%
Five Year	7.45%	6.19%	7.82%	7.25%	7.86%	7.68%	4.89%
Ten Year	10.86%	10.21%	11.23%	10.63%	N/A	N/A	9.05%
Since Inception	N/A	N/A	N/A	N/A	10.64%	10.29%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Sycamore Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

10

Victory Portfolios Victory Sycamore Established Value Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth by investing primarily in common stocks.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Alleghany Corp.	2.7%
Sysco Corp.	2.5%
Xcel Energy, Inc.	1.8%
Alliant Energy Corp.	1.8%
Quest Diagnostics, Inc.	1.8%
The Progressive Corp.	1.8%
Tyson Foods, Inc., Class A	1.7%
American Financial Group, Inc.	1.7%
Zions Bancorp NA	1.7%
Genpact Ltd.	1.7%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

11

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	June 30, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide capital appreciation.

Top 10 Holdings*:

June 30, 2022

(% of Net Assets)

Independent Bank Corp.	1.8%
SouthState Corp.	1.7%
UMB Financial Corp.	1.6%
Bank of Hawaii Corp.	1.6%
EMCOR Group, Inc.	1.5%
Applied Industrial Technologies, Inc.	1.5%
PDC Energy, Inc.	1.4%
Performance Food Group Co.	1.4%
Corporate Office Properties Trust	1.4%
Werner Enterprises, Inc.	1.4%

Sector Allocation*:

June 30, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

12

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.3%)
Communication Services (1.0%):
Live Nation Entertainment, Inc. (a)	1,840,000	$151,947
Consumer Discretionary (9.2%):
Aptiv PLC (a)	1,695,000	150,974
BorgWarner, Inc.	7,115,000	237,428
Hilton Worldwide Holdings, Inc.	1,658,600	184,834
Newell Brands, Inc.	9,847,200	187,491
Ross Stores, Inc.	3,153,000	221,435
VF Corp.	3,485,000	153,932
Yum! Brands, Inc.	2,210,000	250,857
		1,386,951
Consumer Staples (5.1%):
Archer-Daniels-Midland Co.	1,850,000	143,560
Sysco Corp.	4,407,000	373,317
Tyson Foods, Inc., Class A	3,037,600	261,416
		778,293
Energy (3.6%):
Coterra Energy, Inc.	8,942,400	230,624
Devon Energy Corp.	3,250,000	179,108
Valero Energy Corp.	1,295,000	137,633
		547,365
Financials (17.0%):
Alleghany Corp. (a)	494,000	411,551
American Financial Group, Inc.	1,880,000	260,963
Everest Re Group Ltd.	615,000	172,372
Huntington Bancshares, Inc.	12,400,000	149,172
Old Republic International Corp.	7,666,600	171,425
Prosperity Bancshares, Inc.	3,095,000	211,296
The Allstate Corp.	1,336,200	169,336
The Bank of New York Mellon Corp.	5,735,000	239,207
The Progressive Corp.	2,301,700	267,619
W.R. Berkley Corp.	3,670,000	250,514
Zions Bancorp NA	5,100,000	259,590
		2,563,045
Health Care (5.4%):
Hologic, Inc. (a)	2,455,500	170,166
Molina Healthcare, Inc. (a)	561,900	157,113
Quest Diagnostics, Inc.	2,015,000	267,955
The Cooper Cos., Inc.	720,000	225,446
		820,680
Industrials (20.5%):
AGCO Corp.	1,860,000	183,582
Alaska Air Group, Inc. (a)	4,370,000	175,019

See notes to financial statements.

13

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hubbell, Inc.	1,400,000	$250,012
J.B. Hunt Transport Services, Inc.	845,000	133,062
Landstar System, Inc.	1,130,000	164,325
Leidos Holdings, Inc.	2,450,000	246,739
Lincoln Electric Holdings, Inc.	1,230,000	151,733
ManpowerGroup, Inc.	1,730,000	132,189
Oshkosh Corp.	1,910,000	156,887
Owens Corning	1,845,000	137,102
Parker-Hannifin Corp.	903,600	222,331
Republic Services, Inc.	1,195,000	156,390
Textron, Inc.	4,120,000	251,608
The Middleby Corp. (a)	1,695,000	212,485
The Toro Co.	3,055,000	231,538
United Rentals, Inc. (a)	560,000	136,030
Xylem, Inc.	1,963,900	153,538
		3,094,570
Information Technology (11.5%):
Amphenol Corp., Class A	3,300,000	212,454
DXC Technology Co. (a)	5,520,000	167,311
Flex Ltd. (a)	14,750,000	213,433
Genpact Ltd.	6,038,900	255,808
Global Payments, Inc.	1,850,000	204,684
Hewlett Packard Enterprise Co.	11,195,600	148,454
Maximus, Inc. (b)	3,500,000	218,785
MKS Instruments, Inc.	1,770,900	181,747
Motorola Solutions, Inc.	669,500	140,327
		1,743,003
Materials (11.1%):
AptarGroup, Inc.	1,684,900	173,899
Avery Dennison Corp.	1,490,000	241,186
Corteva, Inc.	2,930,000	158,630
International Flavors & Fragrances, Inc.	1,005,000	119,716
Packaging Corp. of America	1,825,000	250,937
Reliance Steel & Aluminum Co.	1,220,000	207,229
RPM International, Inc.	2,035,000	160,195
Steel Dynamics, Inc.	2,585,000	170,998
Westlake Corp.	1,937,000	189,865
		1,672,655
Real Estate (8.3%):
Alexandria Real Estate Equities, Inc.	1,745,000	253,077
American Homes 4 Rent, Class A	4,730,000	167,631
Camden Property Trust	994,700	133,767
Equity LifeStyle Properties, Inc.	3,265,000	230,085
Lamar Advertising Co., Class A	2,609,600	229,567
National Retail Properties, Inc.	5,570,000	239,510
		1,253,637

See notes to financial statements.

14

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (3.6%):
Alliant Energy Corp.	4,625,000	$271,071
Xcel Energy, Inc.	3,925,000	277,733
		548,804
Total Common Stocks (Cost $12,583,680)		14,560,950
Exchange-Traded Funds (1.2%)
iShares Russell Mid-Cap Value ETF (c)	1,800,000	182,826
Total Exchange-Traded Funds (Cost $140,770)		182,826
Collateral for Securities Loaned (0.0%)^(d)
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (e)	6,484	7
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (e)	3,236	3
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (e)	40,358	40
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (e)	25,802	26
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (e)	17,207	17
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (e)	116,010	116
Total Collateral for Securities Loaned (Cost $209)		209
Total Investments (Cost $12,724,659) — 97.5%		14,743,985
Other assets in excess of liabilities — 2.5%		379,436
NET ASSETS — 100.00%		$15,123,421

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Affiliated security (See Note 9 in the Notes to Financial Statements).

(c)  All or a portion of this security is on loan.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate disclosed is the daily yield on June 30, 2022.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

15

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.6%)
Aerospace & Defense (1.9%):
Hexcel Corp.	1,438,000	$75,222
Mercury Systems, Inc. (a)	570,000	36,668
		111,890
Air Freight & Logistics (1.6%):
Forward Air Corp.	445,100	40,932
Hub Group, Inc., Class A (a)	780,000	55,333
		96,265
Building Products (1.9%):
Gibraltar Industries, Inc. (a)	930,000	36,038
UFP Industries, Inc.	1,130,000	76,998
		113,036
Commercial Services & Supplies (3.7%):
ABM Industries, Inc.	1,220,000	52,972
McGrath RentCorp	805,000	61,180
UniFirst Corp.	305,000	52,515
Viad Corp. (a) (b)	1,770,763	48,891
		215,558
Communication Services (0.8%):
The EW Scripps Co., Class A (a) (b)	3,948,000	49,232
Construction & Engineering (3.2%):
Comfort Systems USA, Inc.	540,000	44,901
EMCOR Group, Inc.	885,000	91,120
MYR Group, Inc. (a)	366,000	32,255
Valmont Industries, Inc.	92,000	20,666
		188,942
Consumer Discretionary (8.3%):
Carter's, Inc.	690,200	48,645
Choice Hotels International, Inc.	273,800	30,564
Citi Trends, Inc. (a) (b) (c)	720,000	17,028
Columbia Sportswear Co.	719,300	51,488
Helen of Troy Ltd. (a)	210,000	34,106
Hyatt Hotels Corp., Class A (a)	620,000	45,824
LCI Industries	380,000	42,514
Mattel, Inc. (a)	3,535,000	78,937
Murphy USA, Inc.	167,000	38,889
Signet Jewelers Ltd. (c)	664,900	35,546
Visteon Corp. (a)	656,000	67,949
		491,490
Consumer Staples (4.8%):
Central Garden & Pet Co., Class A (a)	904,600	36,193
Ingredion, Inc.	825,000	72,732
Lancaster Colony Corp.	302,100	38,904

See notes to financial statements.

16

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Performance Food Group Co. (a)	1,810,000	$83,224
Spectrum Brands Holdings, Inc.	635,000	52,083
		283,136
Energy (3.9%):
Delek U.S. Holdings, Inc. (a)	2,535,000	65,505
Helix Energy Solutions Group, Inc. (a)	5,030,000	15,593
Magnolia Oil & Gas Corp., Class A	2,995,000	62,865
PDC Energy, Inc.	1,357,300	83,623
		227,586
Financials (16.9%):
AMERISAFE, Inc. (b)	985,000	51,230
Bank of Hawaii Corp.	1,230,300	91,534
Cohen & Steers, Inc.	785,400	49,944
Eagle Bancorp, Inc.	985,000	46,699
First American Financial Corp.	871,400	46,114
Independent Bank Corp.	1,350,000	107,231
Lakeland Financial Corp.	671,900	44,628
Pinnacle Financial Partners, Inc.	505,000	36,517
Renasant Corp.	1,515,000	43,647
Ryan Specialty Holdings, Inc., Class A (a) (c)	1,160,000	45,460
Safety Insurance Group, Inc.	316,059	30,689
Selective Insurance Group, Inc.	725,000	63,031
SouthState Corp.	1,270,000	97,981
Stewart Information Services Corp.	715,000	35,571
The Hanover Insurance Group, Inc.	345,000	50,456
UMB Financial Corp.	1,067,100	91,877
Wintrust Financial Corp.	805,800	64,585
		997,194
Health Care (3.8%):
AngioDynamics, Inc. (a) (b)	2,085,000	40,345
Chemed Corp.	127,000	59,613
Hanger, Inc. (a) (b)	2,570,000	36,802
Integer Holdings Corp. (a)	601,304	42,488
Natus Medical, Inc. (a)	1,350,000	44,239
		223,487
Information Technology (10.9%):
Advanced Energy Industries, Inc.	695,000	50,721
Avnet, Inc.	1,510,000	64,749
Belden, Inc.	1,127,300	60,051
Cognyte Software Ltd. (a)	3,179,800	13,514
Cohu, Inc. (a)	2,071,300	57,479
Fabrinet (a)	631,000	51,174
Kulicke & Soffa Industries, Inc. (c)	1,172,100	50,178
Littelfuse, Inc.	218,800	55,584
Maximus, Inc.	660,000	41,257
NETGEAR, Inc. (a) (b)	2,120,000	39,262
Plexus Corp. (a)	585,000	45,922

See notes to financial statements.

17

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ScanSource, Inc. (a) (b)	1,400,000	$43,596
Verint Systems, Inc. (a)	1,640,000	69,454
		642,941
Machinery (7.1%):
Alamo Group, Inc.	485,000	56,468
Altra Industrial Motion Corp.	1,290,000	45,472
Astec Industries, Inc.	1,065,000	43,431
Columbus McKinnon Corp.	940,000	26,668
Crane Holdings Co.	570,000	49,909
Hillenbrand, Inc.	1,010,000	41,370
Kennametal, Inc.	1,614,000	37,493
Mueller Industries, Inc.	985,000	52,491
The Manitowoc Co., Inc. (a)	1,185,000	12,478
Watts Water Technologies, Inc., Class A	419,000	51,470
		417,250
Materials (8.6%):
Cabot Corp.	550,000	35,084
Eagle Materials, Inc.	385,000	42,327
Innospec, Inc.	692,000	66,287
Kaiser Aluminum Corp.	720,000	56,945
Minerals Technologies, Inc.	780,000	47,845
Silgan Holdings, Inc.	1,830,000	75,670
Sonoco Products Co.	1,370,000	78,145
TriMas Corp. (b)	2,235,000	61,887
Worthington Industries, Inc.	950,000	41,895
		506,085
Professional Services (3.4%):
CBIZ, Inc. (a)	1,370,000	54,745
ICF International, Inc.	725,000	68,875
Korn Ferry	487,600	28,290
ManTech International Corp., Class A	475,000	45,339
		197,249
Real Estate (7.7%):
Apple Hospitality REIT, Inc.	5,029,600	73,784
Colliers International Group, Inc.	425,000	46,627
Corporate Office Properties Trust	3,110,000	81,451
Cushman & Wakefield PLC (a)	3,125,000	47,625
First Industrial Realty Trust, Inc.	1,045,000	49,616
Four Corners Property Trust, Inc.	2,914,700	77,502
Rayonier, Inc.	2,000,000	74,760
		451,365
Road & Rail (2.5%):
Marten Transport Ltd.	4,000,000	67,280
Werner Enterprises, Inc.	2,055,000	79,200
		146,480

See notes to financial statements.

18

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued June 30, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Trading Companies & Distributors (2.3%):
Applied Industrial Technologies, Inc.	910,000	$87,515
Core & Main, Inc., Class A (a) (c)	2,240,000	49,952
		137,467
Utilities (3.3%):
ALLETE, Inc.	785,000	46,142
MGE Energy, Inc.	601,700	46,831
NorthWestern Corp.	885,000	52,153
ONE Gas, Inc.	590,000	47,902
		193,028
Total Common Stocks (Cost $5,148,800)		5,689,681
Exchange-Traded Funds (0.7%)
iShares Russell 2000 Value ETF (c)	320,000	43,568
Total Exchange-Traded Funds (Cost $36,379)		43,568
Collateral for Securities Loaned (0.9%)^
BlackRock Liquidity Funds TempFund, Institutional Shares, 1.47% (d)	1,616,478	1,617
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 1.42% (d)	806,702	807
HSBC U.S. Government Money Market Fund, I Shares, 1.46% (d)	10,061,203	10,061
JPMorgan Prime Money Market Fund, Capital Shares, 1.50% (d)	6,432,395	6,432
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.39% (d)	4,289,681	4,290
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 1.53% (d)	28,921,301	28,921
Total Collateral for Securities Loaned (Cost $52,128)		52,128
Total Investments (Cost $5,237,307) — 98.2%		5,785,377
Other assets in excess of liabilities — 1.8%		104,571
NET ASSETS — 100.00%		$5,889,948

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Affiliated security (See Note 9 in the Notes to Financial Statements).

(c)  All or a portion of this security is on loan.

(d)  Rate disclosed is the daily yield on June 30, 2022.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

19

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
Assets:
Affiliated investments, at value (Cost $225,368 and $466,081)	$218,785		$388,273
Unaffiliated investments, at value (Cost $12,499,291 and $4,771,226)	14,525,200	(a)	5,397,104	(b)
Cash	339,085		169,372
Receivables:
Interest and dividends	23,304		4,549
From affiliate on interfund lending	18,261		—
Capital shares issued	19,904		15,322
Investments sold	145,712		16,207
From Adviser	—	(c)	—
Prepaid expenses	268		89
Total Assets	15,290,519		5,990,916
Liabilities:
Payables:
Collateral received on loaned securities	209		52,128
Investments purchased	142,068		35,778
Capital shares redeemed	15,516		7,823
Accrued expenses and other payables:
Investment advisory fees	5,846		3,785
Administration fees	710		273
Custodian fees	117		47
Transfer agent fees	1,189		399
Compliance fees	10		4
Trustees' fees	161		62
12b-1 fees	342		76
Other accrued expenses	930		593
Total Liabilities	167,098		100,968
Net Assets:
Capital	12,360,252		5,081,376
Total accumulated earnings/(loss)	2,763,169		808,572
Net Assets	$15,123,421		$5,889,948
Net Assets
Class A	$1,538,933		$329,556
Class C	55,720		—
Class I	4,801,212		3,211,022
Class R	780,556		209,007
Class R6	7,357,481		2,116,606
Class Y	589,519		23,757
Total	$15,123,421		$5,889,948
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	35,045		7,394
Class C	1,305		—
Class I	109,258		71,002
Class R	18,078		5,114
Class R6	167,355		46,882
Class Y	13,416		530
Total	344,457		130,922

(continues on next page)

See notes to financial statements.

20

Victory Portfolios	Statements of Assets and Liabilities June 30, 2022

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Sycamore Established Value Fund	Victory Sycamore Small Company Opportunity Fund
Net asset value, offering (except Class A) and redemption price per share: (d)
Class A	$43.91	$44.57
Class C	42.71	—
Class I	43.94	45.22
Class R	43.18	40.87
Class R6	43.96	45.15
Class Y	43.94	44.86
Maximum Sales Charge — Class A	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$46.59	$47.29

(a)  Includes $203 of securities on loan.

(b)  Includes $50,555 of securities on loan.

(c)  Rounds to less than $1 thousand.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

21

Victory Portfolios	Statements of Operations

(Amounts in Thousands, Except Per Share Amounts)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Eight Months Ended June 30, 2022	Year Ended October 31, 2021
Investment Income:
Dividends from affiliated investments	$2,713	$—	$5,193	$8,599
Dividends from unaffiliated investments	263,557	323,284	58,872	77,696
Interest from unaffiliated investments	188	89	82	31
Interfund lending	25	21	—	—
Securities lending (net of fees)	1	629	115	55
Foreign tax withholding	—	—	(18)	—
Total Income	266,484	324,023	64,244	86,381
Expenses:
Investment advisory fees	49,720	65,951	34,114	50,300
Administration fees	5,944	8,152	2,433	3,715
Sub-Administration fees	11	17	11	17
12b-1 fees — Class A	2,875	4,347	646	1,057
12b-1 fees — Class C	428	671	—	—
12b-1 fees — Class R	2,962	4,338	807	1,274
Custodian fees	467	615	195	282
Transfer agent fees — Class A	1,313	2,029	402	657
Transfer agent fees — Class C	46	72	—	—
Transfer agent fees — Class I	1,862	2,542	1,305	1,970
Transfer agent fees — Class R	456	719	135	199
Transfer agent fees — Class R6	155	253	30	39
Transfer agent fees — Class Y	459	628	17	31
Trustees' fees	605	903	251	413
Compliance fees	79	106	33	49
Legal and audit fees	405	519	170	240
State registration and filing fees	222	299	119	150
Other expenses	1,261	1,165	736	708
Total Expenses	69,270	93,326	41,404	61,101
Net Investment Income (Loss)	197,214	230,697	22,840	25,280
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities	—	—	(2,139)	4,984
Net realized gains (losses) from unaffiliated investment securities	807,625	1,200,711	298,888	861,108
Net realized gains (losses) from in-kind redemptions	—	—	—	25,718
Net change in unrealized appreciation/ depreciation on affiliated investment securities	(72,994)	—	(150,998)	60,210
Net change in unrealized appreciation/ depreciation on unaffiliated investment securities	(2,219,306)	4,048,780	(899,011)	1,441,199
Net realized/unrealized gains (losses) on investments	(1,484,675)	5,249,491	(753,260)	2,393,219
Change in net assets resulting from operations	$(1,287,461)	$5,480,188	$(730,420)	$2,418,499

See notes to financial statements.

22

Victory Portfolios	Statements of Change in Net Assets

(Amounts in Thousands)

	Victory Sycamore Established Value Fund			Victory Sycamore Small Company Opportunity Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
From Investment Activities:
Operations:
Net Investment Income (Loss)	$197,214	$230,697	$168,869	$22,840	$25,280	$35,573
Net realized gains (losses)	807,625	1,200,711	591,933	296,749	891,810	31,757
Net change in unrealized appreciation/depreciation	(2,292,300)	4,048,780	(1,316,124)	(1,050,009)	1,501,409	(680,021)
Change in net assets resulting from operations	(1,287,461)	5,480,188	(555,322)	(730,420)	2,418,499	(612,691)
Distributions to Shareholders:
Class A	(133,887)	(82,155)	(103,792)	(47,738)	(2,698)	(22,491)
Class C	(4,853)	(2,825)	(4,182)	—	—	—
Class I	(417,771)	(215,656)	(218,171)	(441,801)	(30,516)	(243,950)
Class R	(70,658)	(38,781)	(46,556)	(31,189)	(1,442)	(14,387)
Class R6	(605,531)	(304,092)	(308,392)	(301,383)	(20,349)	(15,900)
Class Y	(65,807)	(38,108)	(42,591)	(3,832)	(228)	(1,835)
Change in net assets resulting from distributions to shareholders	(1,298,507)	(681,617)	(723,684)	(825,943)	(55,233)	(298,563)
Change in net assets resulting from capital transactions	1,178,947	1,258,292	124,104	372,862	(135,276)	133,993
Change in net assets	(1,407,021)	6,056,863	(1,154,902)	(1,183,501)	2,227,990	(777,261)
Net Assets:
Beginning of period	16,530,442	10,473,579	11,628,481	7,073,449	4,845,459	5,622,720
End of period	$15,123,421	$16,530,442	$10,473,579	$5,889,948	$7,073,449	$4,845,459

(continues on next page)

See notes to financial statements.

23

Victory Portfolios	Statements of Change in Net Assets

(Amounts in Thousands)  (continued)

	Victory Sycamore Established Value Fund			Victory Sycamore Small Company Opportunity Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$245,246	$316,369	$323,380	$44,532	$91,245	$93,340
Distributions reinvested	113,795	69,394	87,261	39,941	2,255	18,989
Cost of shares redeemed	(340,316)	(578,155)	(638,669)	(90,673)	(161,535)	(155,298)
Total Class A	$18,725	$(192,392)	$(228,028)	$(6,200)	$(68,035)	$(42,969)
Class C
Proceeds from shares issued	$592	$1,691	$1,281	$—	$—	$—
Distributions reinvested	4,723	2,735	3,900	—	—	—
Cost of shares redeemed	(7,323)	(14,289)	(20,288)	—	—	—
Total Class C	$(2,008)	$(9,863)	$(15,107)	$—	$—	$—
Class I
Proceeds from shares issued	$766,087	$1,448,698	$1,126,708	$369,880	$753,269	$1,115,785
Distributions reinvested	353,839	184,882	186,353	415,540	28,267	227,267
Cost of shares redeemed	(808,277)	(1,151,120)	(1,094,095)	(579,228)	(917,576)	(2,509,736)
Total Class I	$311,649	$482,460	$218,966	$206,192	$(136,040)	$(1,166,684)
Class R
Proceeds from shares issued	$111,462	$184,333	$102,944	$23,918	$45,316	$43,209
Distributions reinvested	69,760	38,246	45,322	30,913	1,426	13,958
Cost of shares redeemed	(197,799)	(206,480)	(246,422)	(45,240)	(83,973)	(89,785)
Total Class R	$(16,577)	$16,099	$(98,156)	$9,591	$(37,231)	$(32,618)
Class R6
Proceeds from shares issued	$1,550,645	$2,058,418	$1,467,343	$470,668	$696,838	$1,529,209
Distributions reinvested	593,853	298,880	301,095	289,072	19,320	15,321
Cost of shares redeemed	(1,107,054)	(1,400,472)	(1,544,569)	(593,800)	(617,635)	(158,934)
Total Class R6	$1,037,444	$956,826	$223,869	$165,940	$98,523	$1,385,596
Class Y
Proceeds from shares issued	$179,349	$367,701	$286,306	$3,483	$15,804	$10,492
Distributions reinvested	61,791	36,208	38,649	3,515	207	831
Cost of shares redeemed	(411,426)	(398,747)	(302,395)	(9,659)	(8,504)	(20,655)
Total Class Y	$(170,286)	$5,162	$22,560	$(2,661)	$7,507	$(9,332)
Change in net assets resulting from capital transactions	$1,178,947	$1,258,292	$124,104	$372,862	$(135,276)	$133,993

(continues on next page)
See notes to financial statements.

24

Victory Portfolios	Statements of Change in Net Assets

(Amounts in Thousands)  (continued)

	Victory Sycamore Established Value Fund			Victory Sycamore Small Company Opportunity Fund
	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Eight Months Ended June 30, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Share Transactions:
Class A
Issued	5,021	6,696	9,415	885	1,750	2,491
Reinvested	2,352	1,666	2,275	797	49	420
Redeemed	(6,968)	(12,340)	(18,025)	(1,799)	(3,154)	(4,039)
Total Class A	405	(3,978)	(6,335)	(117)	(1,355)	(1,128)
Class C
Issued	13	37	37	—	—	—
Reinvested	100	69	102	—	—	—
Redeemed	(155)	(315)	(602)	—	—	—
Total Class C	(42)	(209)	(463)	—	—	—
Class I
Issued	15,699	30,624	32,071	7,249	14,282	29,815
Reinvested	7,313	4,393	4,896	8,163	605	4,969
Redeemed	(16,639)	(24,567)	(31,823)	(11,418)	(17,329)	(65,620)
Total Class I	6,373	10,450	5,144	3,994	(2,442)	(30,836)
Class R
Issued	2,308	4,046	3,001	517	918	1,236
Reinvested	1,466	935	1,194	673	33	333
Redeemed	(4,128)	(4,524)	(7,057)	(982)	(1,751)	(2,499)
Total Class R	(354)	457	(2,862)	208	(800)	(930)
Class R6
Issued	31,742	43,452	42,781	9,073	12,955	40,067
Reinvested	12,274	7,091	7,945	5,687	414	335
Redeemed	(22,709)	(30,224)	(43,689)	(11,893)	(11,730)	(4,097)
Total Class R6	21,307	20,319	7,037	2,867	1,639	36,305
Class Y
Issued	3,648	7,724	8,117	69	320	256
Reinvested	1,275	861	1,018	70	4	18
Redeemed	(8,422)	(8,452)	(8,786)	(194)	(160)	(536)
Total Class Y	(3,499)	133	349	(55)	164	(262)
Change in Shares	24,190	27,172	2,870	6,897	(2,794)	3,149

See notes to financial statements.

25

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Sycamore Established Value Fund
Class A
Eight Months Ended June 30, 2022 (f)	$51.62	0.49	(4.29)	(3.80)	(0.60)	(3.31)
Year Ended October 31: 2021	$35.75	0.62	17.44	18.06	(0.52)	(1.67)
2020	$40.09	0.48	(2.44)	(1.96)	(0.48)	(1.90)
2019	$39.52	0.40	3.61	4.01	(0.39)	(3.05)
2018	$40.01	0.35	0.48	0.83	(0.33)	(0.99)
2017	$33.82	0.22	6.53	6.75	(0.21)	(0.35)
Class C
Eight Months Ended June 30, 2022 (f)	$50.28	0.24	(4.16)	(3.92)	(0.34)	(3.31)
Year Ended October 31: 2021	$34.89	0.26	17.00	17.26	(0.20)	(1.67)
2020	$39.16	0.20	(2.35)	(2.15)	(0.22)	(1.90)
2019	$38.69	0.11	3.53	3.64	(0.12)	(3.05)
2018	$39.22	0.03	0.46	0.49	(0.03)	(0.99)
2017	$33.26	(0.09)	6.44	6.35	(0.04)	(0.35)
Class I
Eight Months Ended June 30, 2022 (f)	$51.66	0.60	(4.30)	(3.70)	(0.71)	(3.31)
Year Ended October 31: 2021	$35.77	0.77	17.44	18.21	(0.65)	(1.67)
2020	$40.12	0.59	(2.45)	(1.86)	(0.59)	(1.90)
2019	$39.55	0.52	3.62	4.14	(0.52)	(3.05)
2018	$40.04	0.47	0.48	0.95	(0.45)	(0.99)
2017	$33.83	0.32	6.56	6.88	(0.32)	(0.35)
Class R
Eight Months Ended June 30, 2022 (f)	$50.81	0.42	(4.21)	(3.79)	(0.53)	(3.31)
Year Ended October 31: 2021	$35.23	0.52	17.16	17.68	(0.43)	(1.67)
2020	$39.54	0.40	(2.40)	(2.00)	(0.41)	(1.90)
2019	$39.03	0.31	3.57	3.88	(0.32)	(3.05)
2018	$39.54	0.26	0.48	0.74	(0.26)	(0.99)
2017	$33.43	0.14	6.46	6.60	(0.14)	(0.35)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

26

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Sycamore Established Value Fund
Class A
Eight Months Ended June 30, 2022 (f)	(3.91)	$43.91	(7.99)%	0.90%	1.52%	0.90%	$1,538,933	24%
Year Ended October 31: 2021	(2.19)	$51.62	52.05%	0.90%	1.32%	0.90%	$1,788,115	32%
2020	(2.38)	$35.75	(5.22)%	0.92%	1.34%	0.92%	$1,380,509	44%
2019	(3.44)	$40.09	11.96%	0.92%	1.06%	0.92%	$1,802,034	34%
2018	(1.32)	$39.52	2.01%	0.89%	0.85%	0.89%	$2,008,143	36%
2017	(0.56)	$40.01	20.12%	0.90%	0.58%	0.90%	$2,386,049	32%
Class C
Eight Months Ended June 30, 2022 (f)	(3.65)	$42.71	(8.44)%	1.66%	0.75%	1.66%	$55,720	24%
Year Ended October 31: 2021	(1.87)	$50.28	50.91%	1.66%	0.56%	1.66%	$67,718	32%
2020	(2.12)	$34.89	(5.93)%	1.69%	0.58%	1.69%	$54,271	44%
2019	(3.17)	$39.16	11.10%	1.68%	0.30%	1.68%	$79,066	34%
2018	(1.02)	$38.69	1.19%	1.68%	0.07%	1.68%	$90,128	36%
2017	(0.39)	$39.22	19.20%	1.70%	(0.24)%	1.70%	$101,506	32%
Class I
Eight Months Ended June 30, 2022 (f)	(4.02)	$43.94	(7.80)%	0.58%	1.84%	0.58%	$4,801,212	24%
Year Ended October 31: 2021	(2.32)	$51.66	52.54%	0.58%	1.63%	0.58%	$5,315,482	32%
2020	(2.49)	$35.77	(4.92)%	0.60%	1.64%	0.60%	$3,306,226	44%
2019	(3.57)	$40.12	12.31%	0.60%	1.37%	0.60%	$3,501,630	34%
2018	(1.44)	$39.55	2.30%	0.59%	1.14%	0.59%	$3,509,093	36%
2017	(0.67)	$40.04	20.50%	0.62%	0.85%	0.62%	$5,263,053	32%
Class R
Eight Months Ended June 30, 2022 (f)	(3.84)	$43.18	(8.11)%	1.11%	1.31%	1.11%	$780,556	24%
Year Ended October 31: 2021	(2.10)	$50.81	51.74%	1.11%	1.11%	1.11%	$936,593	32%
2020	(2.31)	$35.23	(5.41)%	1.12%	1.14%	1.12%	$633,244	44%
2019	(3.37)	$39.54	11.72%	1.13%	0.84%	1.13%	$823,796	34%
2018	(1.25)	$39.03	1.80%	1.10%	0.65%	1.10%	$897,277	36%
2017	(0.49)	$39.54	19.89%	1.10%	0.38%	1.10%	$1,005,561	32%

(continues on next page)

See notes to financial statements.

27

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Sycamore Established Value Fund
Class R6
Eight Months Ended June 30, 2022 (f)	$51.69	0.61	(4.31)	(3.70)	(0.72)	(3.31)
Year Ended October 31: 2021	$35.78	0.80	17.45	18.25	(0.67)	(1.67)
2020	$40.13	0.60	(2.45)	(1.85)	(0.60)	(1.90)
2019	$39.55	0.52	3.63	4.15	(0.52)	(3.05)
2018	$40.05	0.49	0.48	0.97	(0.48)	(0.99)
2017	$33.85	0.35	6.54	6.89	(0.34)	(0.35)
Class Y
Eight Months Ended June 30, 2022 (f)	$51.66	0.58	(4.30)	(3.72)	(0.69)	(3.31)
Year Ended October 31: 2021	$35.76	0.77	17.45	18.22	(0.65)	(1.67)
2020	$40.11	0.58	(2.45)	(1.87)	(0.58)	(1.90)
2019	$39.54	0.50	3.63	4.13	(0.51)	(3.05)
2018	$40.04	0.46	0.48	0.94	(0.45)	(0.99)
2017	$33.83	0.31	6.57	6.88	(0.32)	(0.35)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

28

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Sycamore Established Value Fund
Class R6
Eight Months Ended June 30, 2022 (f)	(4.03)	$43.96	(7.77)%	0.54%	1.88%	0.54%	$7,357,481	24%
Year Ended October 31: 2021	(2.34)	$51.69	52.62%	0.54%	1.68%	0.54%	$7,548,781	32%
2020	(2.50)	$35.78	(4.89)%	0.57%	1.68%	0.57%	$4,499,129	44%
2019	(3.57)	$40.13	12.35%	0.58%	1.38%	0.58%	$4,762,844	34%
2018	(1.47)	$39.55	2.34%	0.57%	1.19%	0.57%	$3,822,378	36%
2017	(0.69)	$40.05	20.54%	0.54%	0.91%	0.54%	$1,314,843	32%
Class Y
Eight Months Ended June 30, 2022 (f)	(4.00)	$43.94	(7.82)%	0.61%	1.77%	0.61%	$589,519	24%
Year Ended October 31: 2021	(2.32)	$51.66	52.49%	0.61%	1.62%	0.61%	$873,753	32%
2020	(2.48)	$35.76	(4.92)%	0.63%	1.63%	0.63%	$600,200	44%
2019	(3.56)	$40.11	12.28%	0.63%	1.32%	0.63%	$659,111	34%
2018	(1.44)	$39.54	2.27%	0.62%	1.13%	0.62%	$448,543	36%
2017	(0.67)	$40.04	20.51%	0.60%	0.81%	0.60%	$487,044	32%

See notes to financial statements.

29

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Sycamore Small Company Opportunity Fund
Class A
Eight Months Ended June 30, 2022 (g)	$56.52	0.06		(5.54)	(5.48)	(0.05)	(6.42)
Year Ended October 31: 2021	$37.91	0.04		18.89	18.93	(0.17)	(0.15)
2020	$45.16	0.17		(5.14)	(4.97)	(0.20)	(2.08)
2019	$45.91	0.22		4.22	4.44	(0.10)	(5.09)
2018	$48.23	0.22		(0.09)	0.13	(0.21)	(2.24)
2017	$39.74	0.11		10.44	10.55	(0.12)	(1.94)
Class I
Eight Months Ended June 30, 2022 (g)	$57.31	0.18		(5.63)	(5.45)	(0.23)	(6.41)
Year Ended October 31: 2021	$38.40	0.22		19.13	19.35	(0.29)	(0.15)
2020	$45.71	0.31		(5.20)	(4.89)	(0.34)	(2.08)
2019	$46.43	0.35		4.28	4.63	(0.26)	(5.09)
2018	$48.75	0.37		(0.09)	0.28	(0.36)	(2.24)
2017	$40.12	0.25		10.55	10.80	(0.23)	(1.94)
Class R
Eight Months Ended June 30, 2022 (g)	$52.37	—	(f)	(5.08)	(5.08)	—	(6.42)
Year Ended October 31: 2021	$35.16	(0.05)		17.52	17.47	(0.11)	(0.15)
2020	$42.05	0.09		(4.76)	(4.67)	(0.14)	(2.08)
2019	$43.13	0.13		3.91	4.04	(0.03)	(5.09)
2018	$45.47	0.10		(0.08)	0.02	(0.12)	(2.24)
2017	$37.59	0.01		9.86	9.87	(0.05)	(1.94)
Class R6
Eight Months Ended June 30, 2022 (g)	$57.22	0.19		(5.60)	(5.41)	(0.24)	(6.42)
Year Ended October 31: 2021	$38.37	0.24		19.10	19.34	(0.34)	(0.15)
2020	$45.66	0.19		(5.03)	(4.84)	(0.37)	(2.08)
2019	$46.38	0.36		4.28	4.64	(0.27)	(5.09)
2018	$48.69	0.30		— (f)	0.30	(0.37)	(2.24)
2017	$40.08	0.21		10.58	10.79	(0.24)	(1.94)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Amount is less than $0.005 per share.

(g)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

30

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Sycamore Small Company Opportunity Fund
Class A
Eight Months Ended June 30, 2022 (g)	(6.47)	$44.57	(10.95)%	1.25%	0.18%	1.25%	$329,556	22%
Year Ended October 31: 2021	(0.32)	$56.52	50.11%	1.24%	0.07%	1.24%	$424,496	41%
2020	(2.28)	$37.91	(11.80)%	1.26%	0.43%	1.26%	$336,083	37%
2019	(5.19)	$45.16	12.10%	1.25%	0.51%	1.25%	$451,310	34%
2018	(2.45)	$45.91	0.17%	1.22%	0.46%	1.22%	$486,622	43%
2017	(2.06)	$48.23	27.02%	1.23%	0.25%	1.23%	$603,851	36%
Class I
Eight Months Ended June 30, 2022 (g)	(6.64)	$45.22	(10.75)%	0.89%	0.53%	0.89%	$3,211,022	22%
Year Ended October 31: 2021	(0.44)	$57.31	50.66%	0.89%	0.41%	0.89%	$3,840,013	41%
2020	(2.42)	$38.40	(11.51)%	0.93%	0.78%	0.93%	$2,666,852	37%
2019	(5.35)	$45.71	12.49%	0.92%	0.82%	0.92%	$4,584,086	34%
2018	(2.60)	$46.43	0.49%	0.88%	0.76%	0.88%	$4,127,411	43%
2017	(2.17)	$48.75	27.44%	0.90%	0.56%	0.90%	$4,003,419	36%
Class R
Eight Months Ended June 30, 2022 (g)	(6.42)	$40.87	(11.05)%	1.42%	0.00%	1.42%	$209,007	22%
Year Ended October 31: 2021	(0.26)	$52.37	49.85%	1.42%	(0.11)%	1.42%	$256,938	41%
2020	(2.22)	$35.16	(11.94)%	1.44%	0.25%	1.44%	$200,617	37%
2019	(5.12)	$42.05	11.89%	1.44%	0.32%	1.44%	$279,090	34%
2018	(2.36)	$43.13	(0.06)%	1.44%	0.23%	1.44%	$286,480	43%
2017	(1.99)	$45.47	26.73%	1.45%	0.03%	1.45%	$333,944	36%
Class R6
Eight Months Ended June 30, 2022 (g)	(6.66)	$45.15	(10.72)%	0.86%	0.57%	0.86%	$2,116,606	22%
Year Ended October 31: 2021	(0.49)	$57.22	50.71%	0.85%	0.44%	0.85%	$2,518,726	41%
2020	(2.45)	$38.37	(11.43)%	0.86%	0.48%	0.86%	$1,625,853	37%
2019	(5.36)	$45.66	12.52%	0.87%	0.84%	0.87%	$277,218	34%
2018	(2.61)	$46.38	0.52%	0.87%	0.62%	0.87%	$195,360	43%
2017	(2.18)	$48.69	27.44%	0.90%	0.46%	0.90%	$85,307	36%

(continues on next page)

See notes to financial statements.

31

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Sycamore Small Company Opportunity Fund
Class Y
Eight Months Ended June 30, 2022 (f)	$56.88	0.17	(5.58)	(5.41)	(0.19)	(6.42)
Year Ended October 31: 2021	$38.10	0.16	19.00	19.16	(0.23)	(0.15)
2020	$45.39	0.24	(5.16)	(4.92)	(0.29)	(2.08)
2019	$46.13	0.30	4.24	4.54	(0.19)	(5.09)
2018	$48.33	0.29	(0.09)	0.20	(0.16)	(2.24)
2017	$39.84	0.20	10.40	10.60	(0.17)	(1.94)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  The Fund's fiscal year-end changed from October 31 to June 30. See Note 1 in the Notes to Financial Statements.

See notes to financial statements.

32

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Gross Expenses(c)(d)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
Victory Sycamore Small Company Opportunity Fund
Class Y
Eight Months Ended June 30, 2022 (f)	(6.61)	$44.86	(10.78)%	0.95%	0.50%	0.95%	$23,757	22%
Year Ended October 31: 2021	(0.38)	$56.88	50.55%	0.95%	0.31%	0.95%	$33,276	41%
2020	(2.37)	$38.10	(11.65)%	1.08%	0.62%	1.08%	$16,054	37%
2019	(5.28)	$45.39	12.31%	1.07%	0.69%	1.07%	$31,016	34%
2018	(2.40)	$46.13	0.33%	1.06%	0.61%	1.06%	$32,592	43%
2017	(2.11)	$48.33	27.10%	1.15%	0.45%	1.25%	$35,416	36%

See notes to financial statements.

33

Victory Portfolios	Notes to Financial Statements June 30, 2022

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 40 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following two Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)*	Funds (Short Name)	Investment Share Classes Offered
Victory Sycamore Established Value Fund	Sycamore Established Value Fund	A, C, I, R, R6, and Y
Victory Sycamore Small Company Opportunity Fund	Sycamore Small Company Opportunity Fund	A, I, R, R6, and Y

*  The Funds are generally closed to new investors. The Funds will continue to be available for investment (by direct purchase or exchange) by the following: existing shareholders, investors that purchase shares through certain intermediaries, retirement plans that purchase shares through certain record keepers, and current and retired Fund trustees, officers, employees of Victory Capital Management Inc. ("VCM" or the "Adviser") and affiliated providers, and their family members.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On May 19, 2022, the Board of Trustees (the "Board") of the Trust approved the fiscal year-end change for the Funds from October 31 to June 30. The accompanying financial statements reflect this change in fiscal year-end.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

34

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Board's oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of June 30, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Sycamore Established Value Fund
Common Stocks	$14,560,950	$—	$—	$14,560,950
Exchange-Traded Funds	182,826	—	—	182,826
Collateral for Securities Loaned	209	—	—	209
Total	$14,743,985	$—	$—	$14,743,985
Sycamore Small Company Opportunity Fund
Common Stocks	$5,689,681	$—	$—	$5,689,681
Exchange-Traded Funds	43,568	—	—	43,568
Collateral for Securities Loaned	52,128	—	—	52,128
Total	$5,785,377	$—	$—	$5,785,377

For the eight months ended June 30, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

35

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest

36

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions as of June 30, 2022.

	Value of Securities on Loan		Non-Cash Collateral	Cash Collateral
Sycamore Established Value Fund	$203		$—	$209
Sycamore Small Company Opportunity Fund	50,935	(a)	—	52,128

(a)  Includes $380 thousand of securities on loan that were sold prior to June 30, 2022.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

For the eight months ended June 30, 2022, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the eight months ended June 30, 2022, were as follows (amounts in thousands):

	Excluding U.S. Government Securities
	Purchases	Sales
Sycamore Established Value Fund	$3,800,924	$3,850,670
Sycamore Small Company Opportunity Fund	1,441,413	1,907,892

37

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

	Adviser Fee Tier Rates
	Up to $100 million	$100 million — $200 million	Over $200 million
Sycamore Established Value Fund	0.65%	0.55%	0.45%
	Up to $500 million		Over $500 million
Sycamore Small Company Opportunity Fund	0.85%		0.75%

Amounts incurred and paid to VCM for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion — $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Compliance fees.

38

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
Sycamore Established Value Fund	0.25%	1.00%	0.50%
Sycamore Small Company Opportunity Fund	0.25%	N/A	0.50%

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the eight months ended June 30, 2022, the Distributor received approximately $12 thousand from commissions earned in connection with sales of Class A. For the year ended October 31, 2021, the Distributor received approximately $19 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the eight months ended June 30, 2022, and the year ended October 31, 2021, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of June 30, 2022, the expense limits (excluding voluntary waivers) are as follows:

	In effect until February 28, 2023
	Class C	Class Y
Sycamore Established Value Fund	1.84%	N/A
Sycamore Small Company Opportunity Fund	N/A	1.15%

Under the terms of the expense limitation agreements, as amended May 1, 2022, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser

39

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of June 30, 2022, and October 31, 2021, the Funds had no amounts available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at June 30, 2022, or at October 31, 2021.

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the eight months ended June 30, 2022, or for the year ended October 31, 2021.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Small-Capitalization Stock Risk — Small-capitalization companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Mid-Capitalization Stock Risk — Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up

40

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the eight months ended June 30, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from November 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through June 30, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the eight months ended June 30, 2022, or during the year ended October 31, 2021.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the eight months ended June 30, 2022, were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at June 30, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Sycamore Established Value Fund	Lender	$18,261	$12,581	78	0.97%	$59,082

*  Based on the number of days borrowings were outstanding for the eight months ended June 30, 2022.

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended October 31, 2021, were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at October 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Sycamore Established Value Fund	Lender	$—	$8,775	151	0.28%	$64,000

*  Based on the number of days borrowings were outstanding for the year ended October 31, 2021.

41

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
Sycamore Established Value Fund	Quarterly	Quarterly
Sycamore Small Company Opportunity Fund	Annually	Annually

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of June 30, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

	Total Accumulated Earnings/(Loss)	Capital
Sycamore Established Value Fund	$(50,616)	$50,616
Sycamore Small Company Opportunity Fund	(28,053)	28,053

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

	Eight Months Ended June 30, 2022			Year Ended October 31, 2021
	Distributions Paid From:			Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Sycamore Established Value Fund	$438,661	$859,846	$1,298,507	$248,269	$433,348	$681,617
Sycamore Small Company Opportunity Fund	163,598	662,345	825,943	32,840	22,393	55,233

	Year Ended October 31, 2020
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Sycamore Established Value Fund	$206,073	$517,611	$723,684
Sycamore Small Company Opportunity Fund	73,792	224,771	298,563

42

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022

As of June 30, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
Sycamore Established Value Fund	$75,811	$704,804	$(5)	$780,610	$1,982,559	$2,763,169
Sycamore Small Company Opportunity Fund	14,442	259,637	(4)	274,075	534,497	808,572

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the eight months ended June 30, 2022, the Funds had no capital loss carryforwards for the federal income tax purposes.

As of June 30, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Sycamore Established Value Fund	$12,761,426	$2,841,606	$(859,047)	$1,982,559
Sycamore Small Company Opportunity Fund	5,250,880	949,205	(414,708)	534,497

8. Affiliated Securities:

An affiliated security is a security in which a Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Funds do not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on a Fund's Schedule of Portfolio Investments. Transactions in affiliated securities during the eight months ended June 30, 2022, were as follows (amounts in thousands):

	Fair Value 10/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 6/30/2022	Dividend Income
Victory Sycamore Established Value Fund
Maximus, Inc.	$251,164	$40,615	$—	$—	$—	$(72,994)	$218,785	$2,713

43

Victory Portfolios	Notes to Financial Statements — continued June 30, 2022
	Fair Value 10/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 6/30/2022	Dividend Income
Sycamore Small Company Opportunity Fund
AMERISAFE, Inc.	$60,179	$—	$(1,433)	$(594)	$—	$(6,922)	$51,230	$4,974
AngioDynamics, Inc.*	46,378	13,108	(3,039)	(172)	—	(15,930)	40,345	—
Citi Trends, Inc.	39,879	4,882	—	—	—	(27,733)	17,028	—
Hanger, Inc.	48,101	820	(922)	(352)	—	(10,845)	36,802	—
NETGEAR, Inc.	56,939	4,900	(769)	(586)	—	(21,222)	39,262	—
ScanSource, Inc.	57,248	—	(7,369)	811	—	(7,094)	43,596	—
The E.W. Scripps Co., Class A*	60,822	14,625	(2,888)	(159)	—	(23,168)	49,232	—
TriMas Corp.*	60,697	13,459	(1,830)	(154)	—	(10,285)	61,887	219
Viad Corp.	61,416	17,794	(1,587)	(933)	—	(27,799)	48,891	—
	$491,659	$69,588	$(19,837)	$(2,139)	$—	$(150,998)	$388,273	$5,193

*  Securities noted at the beginning of the October 31, 2021, did not meet the affiliated securities definition for the year ended October 31, 2021.

Transactions in affiliated securities during the year ended October 31, 2021, were as follows (amounts in thousands):

	Fair Value 10/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2021	Dividend Income
Sycamore Small Company Opportunity Fund
AMERISAFE, Inc.	$49,538	$10,432	$(482)	$45	$—	$646	$60,179	$4,020
Astec Industries, Inc.*	37,744	28,674	(620)	307	—	(2,049)	64,056	393
Citi Trends, Inc.	—	26,838	(390)	228	—	13,203	39,879	—
Hanger, Inc.	39,179	12,428	(4,353)	590	—	257	48,101	—
Helix Energy Solutions Group, Inc.*	14,980	13,527	(405)	(126)	—	2,755	30,731	—
Marten Transport Ltd.*	46,131	20,389	(584)	179	—	3,232	69,347	4,186
NETGEAR, Inc.	54,958	25,150	(20,979)	3,336	—	(5,526)	56,939	—
ScanSource, Inc.	24,596	10,972	(357)	27	—	22,010	57,248	—
Viad Corp.	20,071	15,835	(570)	398	—	25,682	61,416	—
	$287,197	$164,245	$(28,740)	$4,984	$—	$60,210	$487,896	$8,599

*  Securities noted as of the year ended October 31, 2021, did not meet the affiliated security definition for the eight months ended June 30, 2022.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Portfolios comprising the funds listed below (the "Funds"), as of June 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Victory Sycamore Established Value Fund and Victory Sycamore Small Company Opportunity Fund	For the eight months ended June 30, 2022, and the year ended October 31, 2021	For the eight months ended June 30, 2022, and the two years ended October 31, 2021 and 2020	For the eight months ended June 30, 2022, and the three years ended October 31, 2021, 2020, and 2019

The Funds' financial highlights for the year ended October 31, 2018 and prior, were audited by other auditors whose report dated December 21, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

45

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 26, 2022

46

Victory Portfolios	Supplemental Information June 30, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 40 portfolios in the Trust, six portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired.	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

47

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

48

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015).
Erin G. Wagner, Born February 1974	Secretary*	December 2014-April 2022	Associate General Counsel, the Adviser (2013-2022).
Thomas Dusenberry, Born July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer**	July 2017-June 2022	Chief Compliance Officer (2013-2022) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.

49

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020); Partner, Morrison & Foerster LLP (2011-2018).

*  On April 27, 2022, Ms. Wagner resigned her position with the Trust.

**  On June 10, 2022, Mr. Kinney resigned his position with the Trust.

50

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022, through June 30, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/22	Actual Ending Account Value 6/30/22	Hypothetical Ending Account Value 6/30/22	Actual Expenses Paid During Period 1/1/22-6/30/22*	Hypothetical Expenses Paid During Period 1/1/22-6/30/22*	Annualized Expense Ratio During Period 1/1/22-6/30/22
Sycamore Established Value
Class A	$1,000.00	$890.60	$1,020.33	$4.22	$4.51	0.90%
Class C	1,000.00	887.30	1,016.56	7.77	8.30	1.66%
Class I	1,000.00	892.00	1,021.92	2.72	2.91	0.58%
Class R	1,000.00	889.90	1,019.29	5.20	5.56	1.11%
Class R6	1,000.00	892.20	1,022.12	2.53	2.71	0.54%
Class Y	1,000.00	892.00	1,021.72	2.91	3.11	0.62%

51

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

	Beginning Account Value 1/1/22	Actual Ending Account Value 6/30/22	Hypothetical Ending Account Value 6/30/22	Actual Expenses Paid During Period 1/1/22-6/30/22*	Hypothetical Expenses Paid During Period 1/1/22-6/30/22*	Annualized Expense Ratio During Period 1/1/22-6/30/22
Sycamore Small Company Opportunity
Class A	$1,000.00	$859.40	$1,018.60	$5.76	$6.26	1.25%
Class I	1,000.00	861.00	1,020.33	4.15	4.51	0.90%
Class R	1,000.00	858.80	1,017.70	6.59	7.15	1.43%
Class R6	1,000.00	861.30	1,020.53	3.97	4.31	0.86%
Class Y	1,000.00	860.90	1,020.08	4.38	4.76	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

52

Victory Portfolios	Supplemental Information — continued June 30, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the eight months ended June 30, 2022, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
Sycamore Established Value Fund	74%
Sycamore Small Company Opportunity Fund	52%

Dividends qualified for corporate dividends received deductions of:

Percent
Sycamore Established Value Fund	73%
Sycamore Small Company Opportunity Fund	52%

For the eight months ended June 30, 2022, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Sycamore Established Value Fund	$210,674
Sycamore Small Company Opportunity Fund	139,835

For the eight months ended June 30, 2022, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Sycamore Established Value Fund	$908,015
Sycamore Small Company Opportunity Fund	691,386

53

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-SMF-AR (6/22)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees (1)	$246,800	$245,500
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	73,000	76,250
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Cohen & Company, Ltd for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Cohen & Company, Ltd reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Cohen & Company, Ltd for tax compliance, tax advice, international tax fee transactions and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal years ended June 30, 2022 and June 30, 2021, there were no fees billed for professional services rendered by Cohen & Company, Ltd to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2022 and 2021 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2022	$73,000
2021	$76,250

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)    Not applicable.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	September 01, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	September 02, 2022

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	September 01, 2022